AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2005.

SECURITIES ACT FILE NO. 333-122895

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. 1

POST-EFFECTIVE AMENDMENT NO. ☐

SCUDDER MG INVESTMENTS TRUST

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, MD 21202

(Address of Principal Executive Offices) (Zip Code)

410-895-5000

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

Scudder MG Investments Trust

One South Street, Baltimore, MD 21202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

Burton M. Leibert, Esq.	John W. Gerstmayr, Esq.
Mary C. Carty, Esq.	Thomas R. Hiller, Esq.
Willkie Farr & Gallagher LLP	Ropes & Gray LLP
787 Seventh Avenue	One International Place
New York, New York 10019-6099	Boston, Massachusetts 02110

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED:

Shares of Beneficial Interest ($0.001 par value) of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) or until the Registration Statement shall become effective on such date as the Commission, acing pursuant to Section 8(a), may determine.

Questions & Answers

Scudder High Income Opportunity Fund

Scudder Portfolio Trust

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”) has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder High Income Opportunity Fund into Scudder High Income Plus Fund. Both funds are managed by the same portfolio manager and seek to achieve similar investment objectives through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The combined fund will pay a lower management fee than Scudder High Income Opportunity Fund. In addition, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expense ratio currently paid by Scudder High Income Opportunity Fund for three years following the merger. Consequently, the combined fund is expected to have lower total operating expense ratios than Scudder High Income Opportunity Fund.

Q&A continued

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder High Income Plus Fund, which will probably be different from the net asset value per share of Scudder High Income Opportunity Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about May 16, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q If I send in my proxy now as requested, can I change my vote later?

A Shareholders may revoke proxies, including proxies given by telephone or over the Internet, at any time before they are voted at the special meeting either (i) by sending a written revocation to the Secretary of Scudder High Income Opportunity Fund as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the fund at or prior to the special meeting; or (iii) by attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (Scudder ACCESS or SAIL, as applicable)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, your fund’s proxy solicitor, at 1-888-999-2764.

SCUDDER HIGH INCOME OPPORTUNITY FUND

A Message from the Fund’s Chief Executive Officer

March 28, 2005

Dear Shareholder:

I am writing to ask you to vote on an important matter that affects your investment in Scudder High Income Opportunity Fund (“High Income Opportunity Fund”). While you are, of course, welcome to join us at the High Income Opportunity Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of High Income Opportunity Fund into Scudder High Income Plus Fund (“High Income Plus Fund”). In this merger, your shares of High Income Opportunity Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for shares of High Income Plus Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”). This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund boards and fund shareholders, this program will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

The Trustees of High Income Opportunity Fund recommend approval of the merger because they believe it offers fund shareholders the following benefits, among others:

•	A similar investment opportunity in a larger fund with a lower management fee; and

•	A lower expense ratio.

The investment objective and policies of High Income Opportunity Fund are similar to those of High Income Plus Fund.

If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on High Income Plus Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, High Income Opportunity Fund’s proxy solicitor, at 1-888-999-2764, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder High Income Opportunity Fund

SCUDDER HIGH INCOME OPPORTUNITY FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder High Income Opportunity Fund:

A Special Meeting of Shareholders of Scudder High Income Opportunity Fund (“High Income Opportunity Fund”) will be held April 26, 2005 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of High Income Opportunity Fund to Scudder High Income Plus Fund (“High Income Plus Fund”), in exchange for shares of High Income Plus Fund and the assumption by High Income Plus Fund of the liabilities of High Income Opportunity Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of High Income Opportunity Fund in complete liquidation of High Income Opportunity Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of High Income Opportunity Fund at the close of business on February 17, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Trustees

Dawn Marie Driscoll (Chair)

Henry P. Becton, Jr.

Keith R. Fox

Louis E. Levy

Jean Gleason Stromberg

Jean C. Tempel

Carl W. Vogt

March 28, 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER HIGH INCOME OPPORTUNITY FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Trustees’ recommendation on page 24.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please return each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us.

If you have any questions, please call Computershare Fund Services, Scudder High Income Opportunity Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-999-2764) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

March 28, 2005

Acquisition of the assets of:	By and in exchange for shares of:

Scudder High Income Opportunity Fund a series of Scudder Portfolio Trust	Scudder High Income Plus Fund a series of Scudder MG Investments Trust

Two International Place Boston, MA 02110 (617) 295-2572	One South Street Baltimore, MD 21202 (410) 895-5000

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder High Income Opportunity Fund (“High Income Opportunity Fund”) into Scudder High Income Plus Fund (“High Income Plus Fund”). High Income Opportunity Fund and High Income Plus Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of High Income Opportunity Fund will receive a number of full and fractional shares of the corresponding class of High Income Plus Fund equal in value as of the Valuation Time (as defined below on page 25) to the total value of such shareholder’s High Income Opportunity Fund shares.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed to shareholders on or about March 28, 2005. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in High Income Plus Fund, a diversified series of an open-end registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of High Income Plus Fund, dated February 1, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of High Income Plus Fund, dated February 1, 2005, as supplemented from time to time, relating to Class S and Class AARP shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of High Income Opportunity Fund, dated May 1, 2004, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the prospectus of High Income Opportunity Fund, dated May 1, 2004, as supplemented from time to time, relating to Class S and Class AARP shares;

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(v)	the statement of additional information of High Income Opportunity Fund, dated May 1, 2004, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(vi)	the statement of additional information of High Income Opportunity Fund, dated May 1, 2004, as supplemented from time to time, relating to Class S and Class AARP shares;

(vii)	the statement of additional information relating to the proposed merger, dated March 28, 2005 (the “Merger SAI”); and

(viii)	the financial statements and related report of the independent registered public accounting firm included in High Income Opportunity Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2004 and the financial statements included in High Income Opportunity Fund’s Semi- Annual Report to Shareholders for the period ended July 31, 2004.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your financial advisor or by calling the corresponding Fund at 1-800-621-1048.

Like shares of High Income Opportunity Fund, shares of High Income Plus Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, High Income Opportunity Fund’s proxy solicitor, at 1-888-999-2764, or contact your financial advisor.

High Income Plus Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees of Scudder Portfolio Trust (the “Trust”), of which High Income Opportunity Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of High Income Opportunity Fund into High Income Plus Fund. If approved by shareholders, all of the assets of High Income Opportunity Fund will be transferred to High Income Plus Fund solely in exchange for the issuance and delivery to High Income Opportunity Fund of Class A, Class B, Class C, Class S and Class AARP shares of High Income Plus Fund (“Merger Shares”) with a value equal to the value of High Income Opportunity Fund’s assets net of liabilities, and for the assumption by High Income Plus Fund of all liabilities of High Income Opportunity Fund. Immediately following the transfer, the appropriate class of Merger Shares received by High Income Opportunity Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2. What will happen to my shares of High Income Opportunity Fund as a result of the merger?

Your shares of High Income Opportunity Fund will, in effect, be exchanged for shares of the same share class of High Income Plus Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 25).

3. Why have the Trustees of the Trust recommended that I approve the merger?

The Trustees believe that the merger may provide shareholders of High Income Opportunity Fund with the following benefits:

•	Lower Expense Ratio. If the merger is approved, High Income Opportunity Fund shareholders are expected to benefit from a lower total fund operating expense ratio.

•	Compatible Investment Opportunity. The merger offers shareholders of High Income Opportunity Fund the opportunity to invest in a larger combined fund with similar investment policies. Deutsche Investment Management Americas Inc. (“DeIM”), the investment advisor for High Income Opportunity Fund, has advised the Trustees that High Income Opportunity Fund and High Income Plus Fund have compatible investment objectives and policies. In addition, DeIM has advised the Trustees that both Funds have the same portfolio manager and follow similar investment processes.

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The Trustees of the Trust have concluded that: (1) the merger is in the best interests of High Income Opportunity Fund, and (2) the interests of the existing shareholders of High Income Opportunity Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend approval of the Agreement (as defined below) effecting the merger.

4. How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are similar. Each Fund invests mainly in lower rated, higher yielding bonds, often called junk bonds. High Income Opportunity Fund seeks to provide total return through high current income and capital appreciation. High Income Plus Fund seeks high current income and, as a secondary objective, capital appreciation. Under normal circumstances, High Income Opportunity Fund invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in U.S. junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). High Income Opportunity Fund may invest up to 35% of net assets in bonds with higher credit quality, but normally invests less in them. High Income Opportunity Fund may also borrow for leverage purposes up to 20% of total assets, including the amount borrowed. Generally, most bonds in which High Income Opportunity Fund invests are from U.S. issuers, but up to 25% of total assets could be in bonds denominated in U.S. dollars or foreign currencies from foreign issuers. To enhance return, High Income Opportunity Fund may invest up to 20% of total assets in common stocks and other equities, including, but not limited to, preferred stock, convertible securities and real estate investment trusts. Under normal conditions, High Income Plus Fund invests at least 65% of its total assets in U.S. dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. High Income Plus Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. High Income Plus Fund investments may be of any credit quality and may include securities not paying interest currently and securities in default. High Income Plus Fund may invest up to 25% of total assets in non-U.S. dollar-denominated, below investment-grade fixed income securities. High Income Plus Fund may invest up to 35% of total assets in cash or money market instruments to maintain liquidity, or in the event that the portfolio manager determines that securities meeting High Income Plus Fund investment objectives are not readily available for purchase. High Income Plus Fund also may purchase securities on a when-issued basis and engage in short sales. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

Each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Each Fund may use derivatives in circumstances when the portfolio manager believes that they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

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The following table sets forth a summary of the composition of the investment portfolio of each Fund as of October 31, 2004, and of High Income Plus Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Credit Quality	High Income Opportunity Fund	High Income Plus Fund	High Income Plus Fund— Pro Forma Combined[1]
BBB	2%	2%	2%
BB	25%	25%	25%
B	48%	48%	48%
CCC	14%	15%	14%
Below CCC	1%	1%	1%
Not Rated	10%	9%	10%

	100%	100%	100%

1	Reflects the blended characteristics of High Income Opportunity Fund and High Income Plus Fund as of October 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

5. How do the management fee ratios and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended October 31, 2004, and the pro forma estimated expense ratios of High Income Plus Fund assuming consummation of the merger as of that date.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class S	Class AARP
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
High Income Opportunity Fund	4.50%	None	None	None	None
High Income Plus Fund[3]	4.50%	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)
High Income Opportunity Fund	None[1]	4.00%	1.00%	None	None
High Income Plus Fund[3]	None[1]	4.00%	1.00%	None	None

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	Class A	Class B	Class C	Class S	Class AARP
Redemption/Exchange Fee (as a percentage of redemption proceeds)[2]
High Income Opportunity Fund	2.00%	2.00%	2.00%	2.00%	2.00%
High Income Plus Fund[3]	2.00%	2.00%	2.00%	2.00%	2.00%

1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase. Please see the applicable Fund’s Prospectus for more details.
2	Each Fund imposes a redemption fee of 2.00% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of purchase.
3	Class A, Class B, Class C, Class S and Class AARP shares of High Income Plus Fund have not yet commenced operations as of the date of this Prospectus/Proxy Statement.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedules for High Income Plus Fund reflect the current management fee schedule, as well as reductions that will be effective upon the consummation of the merger. As of October 31, 2004, High Income Plus Fund and High Income Opportunity Fund had net assets of $122,528,009 and $217,301,552, respectively.

High Income Plus Fund (pre merger)		High Income Opportunity Fund		High Income Plus Fund (post merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
All Levels	0.50%	$0 - $500 million	0.600%	$0 - $1 billion	0.50%
		$500 million - $1 billion	0.575%	$1 billion - $2.5 billion	0.49%
		$1 billion - $1.5 billion	0.550%	$2.5 billion - $5 billion	0.48%
		$1.5 billion - $2.0 billion	0.525%	$5 billion - $10 billion	0.47%
		$2.0 billion - $3.0 billion	0.500%	Above $10 billion	0.46%
		Above $3 billion	0.475%

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As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of High Income Opportunity Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

(as a % of average net assets)

	Management Fees	Distribution (12b-1)/ Service Fees	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses (after waiver)
High Income Opportunity Fund
Class A	0.60%	0.25%	0.39%[1]	1.24%[2]	None	1.24%
Class B	0.60%	1.00%	0.47%[1]	2.07%[2]	0.02%	2.05%
Class C	0.60%	1.00%	0.40%[1]	2.00%[2]	None	2.00%
Class S	0.60%	None	0.39%[1]	0.99%[2]	None	0.99%
Class AARP	0.60%	None	0.36%[1]	0.96%[2]	None	0.96%
High Income Plus Fund
Class A	0.50%	0.25%	0.32%[3]	1.07%	None	1.07%
Class B	0.50%	1.00%	0.33%[3]	1.83%	None	1.83%
Class C	0.50%	1.00%	0.33%[3]	1.83%	None	1.83%
Class S	0.50%	None	0.30%[3]	0.80%	None	0.80%
Class AARP	0.50%	None	0.30%[3]	0.80%	None	0.80%
High Income Plus Fund (Pro forma combined)
Class A	0.50%	0.25%	0.32%[5]	1.07%	None	1.07%[4]
Class B	0.50%	1.00%	0.33%[5]	1.83%	None	1.83%[4]
Class C	0.50%	1.00%	0.33%[5]	1.83%	None	1.83%[4]
Class S	0.50%	None	0.30%[5]	0.80%	None	0.80%[4]
Class AARP	0.50%	None	0.30%[5]	0.80%	None	0.80%[4]

1	Restated and estimated to reflect the termination of the fixed rate administrative fee as of March 31, 2004.
2	Through September 30, 2005, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of High Income Opportunity Fund to the extent necessary to maintain High Income Opportunity Fund’s total operating expenses at 1.00% for Class A, Class S and Class AARP shares and 1.05% for Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.
3	Estimated since no Class A, Class B, Class C, Class S or Class AARP shares were issued as of October 31, 2004.

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4	Through May 15, 2008, DeAM, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 1.07%, 1.83%, 1.83%, 0.80% and 0.80%, respectively, for Class A, Class B, Class C, Class S and Class AARP shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.
5	Other expenses are estimated, accounting for the effect of the merger.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
High Income Opportunity Fund
Class A	$571	$826	$1,100	$1,882
Class B(1)(2)	$608	$947	$1,312	$1,990
Class B(1)(3)	$208	$647	$1,112	$1,990
Class C(2)	$303	$627	$1,078	$2,327
Class C(3)	$203	$627	$1,078	$2,327
Class S	$101	$315	$547	$1,213
Class AARP	$98	$306	$531	$1,178

High Income Plus Fund
Class A	$554	$775	$1,014	$1,697
Class B(2)	$586	$876	$1,190	$1,766
Class B(3)	$186	$576	$990	$1,766
Class C(2)	$286	$576	$990	$2,148
Class C(3)	$186	$576	$990	$2,148
Class S	$82	$255	$444	$990
Class AARP	$82	$255	$444	$990

High Income Plus Fund (Pro forma combined)
Class A	$554	$775	$1,014	$1,697
Class B(2)	$586	$876	$1,190	$1,766
Class B(3)	$186	$576	$990	$1,766
Class C(2)	$286	$576	$990	$2,148
Class C(3)	$186	$576	$990	$2,148
Class S	$82	$255	$444	$990
Class AARP	$82	$255	$444	$990

(1)	Includes one year of capped expenses in each period.
(2)	Assuming you sold your shares at the end of each period.
(3)	Assuming you kept your shares.

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6. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by High Income Opportunity Fund or its shareholders as a direct result of the merger.

Some of the portfolio assets of High Income Opportunity Fund may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and High Income Opportunity Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to High Income Opportunity Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7. Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

The procedures for purchasing, redeeming and exchanging shares of the two Funds are identical.

9. How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of High Income Opportunity Fund.

10. Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of High Income Plus Fund you receive will equal the total value of the shares of High Income Opportunity Fund that you hold at the Valuation Time (as defined below on page 25). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11. What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the holders of a majority of the shares of High Income Opportunity Fund.

The Trustees of the Trust believe that the proposed merger is in the best interests of High Income Opportunity Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

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II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of High Income Plus Fund and how do they compare with those of High Income Opportunity Fund?

Investment Objectives and Strategies.    As noted above, the Funds have similar investment objectives and are managed by the same portfolio manager. Each Fund invests primarily in lower-rated higher-yielding bonds, often called junk bonds.

High Income Opportunity Fund.    High Income Opportunity Fund seeks to provide total return through high current income and capital appreciation. Under normal circumstances, High Income Opportunity Fund invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in U.S. junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and generally have higher volatility and higher risk of default. The Fund may invest up to 35% of its net assets in bonds with higher credit quality, but normally invests less in them. The Fund may also borrow for leverage purposes up to 20% of its total assets, including the amount borrowed.

Generally, most bonds in which the Fund invests are from U.S. issuers, but up to 25% of total assets could be in bonds denominated in U.S. dollars or foreign currencies from foreign issuers. To enhance total return, the Fund may invest up to 20% of total assets in common stocks and other equities, including, but not limited to, preferred stock, convertible securities and real estate investment trusts (REITs).

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

The investment process involves using both a “top-down” approach, first focusing on sector allocations and considering macro trends in the economy, and a “bottom-up” approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

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The manager intends to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund’s average portfolio maturity may vary and may be shortened by certain of the Fund’s securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity.

The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

High Income Plus Fund.    Under normal conditions, High Income Plus Fund invests at least 65% of its total assets in U.S. dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The Fund’s investments in fixed income securities may be of any credit quality and may include securities not paying interest currently, and securities in default. The Fund may invest up to 25% of its total assets in non-U.S. dollar-denominated, below investment-grade fixed income securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund’s investment objectives are not readily available for purchase. The Fund may also purchase securities on a when-issued basis and engage in short sales.

The Fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure.

High Income Plus Fund’s portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using both a “top-down” approach, first focusing on sector allocations and considering macro trends in the economy and a “bottom-up” approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

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•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

High Income Plus Fund’s portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The Fund’s average portfolio maturity may vary and may be shortened by certain of the Fund’s securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

High Income Plus Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Each Fund may use derivatives in circumstances when the portfolio manager believes that they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

For a more detailed description of the investment techniques used by High Income Opportunity Fund and High Income Plus Fund, please see the applicable Fund’s prospectuses and statements of additional information.

Primary Risks.

As with any mutual fund, you may lose money by investing in High Income Plus Fund. Certain risks associated with an investment in High Income Plus Fund are summarized below. The risks of an investment in High Income Plus Fund are similar to the risks of an investment in High Income Opportunity Fund. More detailed descriptions of the risks associated with an investment in High Income Plus Fund can be found in the current prospectuses and statements of additional information for High Income Plus Fund.

The value of your investment in High Income Plus Fund will change with changes in the values of the investments held by High Income Plus Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect High Income Plus Fund’s investments as a whole. High Income Plus Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of High Income Plus Fund, cause you to lose money or cause the performance of High Income Plus Fund to trail that of other investments.

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Credit Risk.    A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because High Income Plus Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. An investment in High Income Opportunity Fund is also subject to this risk.

Interest Rate Risk.    Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of High Income Plus Fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by High Income Plus Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This prepayment may reduce High Income Plus Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing High Income Plus Fund’s duration and reducing the value of such a security. Because High Income Plus Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks. An investment in High Income Opportunity Fund is also subject to this risk.

Market Risk.    Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect High Income Plus Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that High Income Plus Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well. An investment in High Income Opportunity Fund is also subject to this risk.

Foreign Investment Risk.    Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.

•

Liquidity Risk.    Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain

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investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value High Income Plus Fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

•	Currency Risk. High Income Plus Fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of High Income Plus Fund. In addition, special U.S. tax considerations may apply to the fund’s foreign investments.

An investment in High Income Opportunity Fund is also subject to foreign investment risk.

Emerging Market Risk.    All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk.    At times, market conditions might make it hard to value some investments. As a result, if High Income Plus Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into High Income Plus Fund. If High Income Plus Fund underestimates the price of its securities, you may not receive the full market value for your Fund shares when you sell. An investment in High Income Opportunity Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by High Income Plus Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the

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borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in High Income Opportunity Fund is also subject to this risk.

Other factors that could affect performance include:

•	the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters (an investment in High Income Opportunity Fund is also subject to this risk);

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and

•	short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to High Income Plus Fund.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts shows how the performance of each Fund compares to that of a broad-based market index (which, unlike the Funds, does not have any fees or expenses). Because the inception date for Class A, Class B and Class C shares of High Income Opportunity Fund was June 25, 2001, the performance figures for Class A, Class B and Class C shares of High Income Opportunity Fund before that date are based on the historical performance of High Income Opportunity Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A, Class B and Class C shares and the current applicable sales charges of Class A, Class B and Class C shares. Because the inception date for Class AARP shares of High Income Opportunity Fund was October 2, 2000, the performance figures for Class AARP shares of High Income Opportunity Fund before that date are based on the historical performance of High Income Opportunity Fund’s original share class (Class S). Because Class A, Class B, Class C, Class S and Class AARP shares of High Income Plus Fund have not yet begun operations as of the date of this Prospectus/Proxy Statement, the performance figures for Class A, Class B, Class C, Class S and Class AARP shares of High Income Plus Fund are based on the historical performance of High Income Plus Fund’s original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A, Class B, Class C, Class S and Class AARP shares and the current applicable sales charges of Class A, Class B and Class C shares. The performance of the Funds and the index varies over time. Of course, a Fund’s past performance is not necessarily an indication of future performance.

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Calendar Year Total Returns (%)

High Income Opportunity Fund*

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 8.62%, Q2 2003                    Worst Quarter: -5.93%, Q3 2001

High Income Plus Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 8.89%, Q2 2003                    Worst Quarter: -8.70%, Q4 2000

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Average Annual Total Returns (for periods ended December 31, 2004)

	Past 1 year	Past 5 years	Since inception
High Income Opportunity Fund*
Class A (Return before Taxes)	6.81%	4.79%	6.43	%(1)
Class A (Return after Taxes on distributions)	3.63%	1.13%	2.75	%(1)
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	2.77%	1.61%	3.04	%(1)
Class B (Return before Taxes)	7.94%	4.79%	6.15	%(1)
Class C (Return before Taxes)	10.98%	4.98%	6.19	%(1)
Class S (Return before Taxes)	12.14%	6.04%	7.30	%(1)
Class AARP (Return before Taxes)	12.18%	6.15%	7.36	%(1)
Index 1 (Reflects no deductions for fees, expenses or taxes)	11.95%	8.17%	7.69	%(1)

High Income Plus Fund
Class A (Return before Taxes)	6.89%	5.92%	6.16	%(2)
Class A (Return after Taxes on Distributions)	-1.90%	-3.72%	-3.63	%(2)
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	-0.73%	-4.31%	-4.26	%(2)
Class B (Return before Taxes)	8.07%	5.96%	6.07	%(2)
Class C (Return before Taxes)	11.05%	6.07%	6.05	%(2)
Class S (Return before Taxes)	12.23%	7.19%	7.17	%(2)
Class AARP (Return before Taxes)	12.23%	7.19%	7.17	%(2)
Index 1 (Reflects no deductions for fees, expenses or taxes)	11.95%	8.17%	6.12	%(2)

Index 1:    The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio, constructed to mirror the global high-yield debt market.

(1)	High Income Opportunity Fund commenced operations on June 28, 1996. Index comparison begins on June 30, 1996.
(2)	Inception date for Institutional Class shares was March 16, 1998. Index comparison begins March 31, 1998.
*	In both the chart and the table, total returns for High Income Opportunity Fund from 1997-2001 would have been lower if operating expenses had not been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information for Class A, Class B or Class C shares of High Income Opportunity Fund, call your financial advisor, call 800-621-1048 or visit the Scudder website at www.scudder.com. For more recent performance information for Class S shares of High Income Opportunity Fund, call 800-SCUDDER or visit myscudder.com. For more recent performance information for Class AARP shares of High Income Opportunity Fund, call 800-253-2277 or visit aarp.scudder.com.

Unlike the bar charts, the performance information for High Income Plus Fund and High Income Opportunity Fund in the table reflects the impact of maximum applicable sales charges. After-tax returns are estimated based on the historical highest individual

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federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class A shares of each Fund only and will vary for Class B, Class C, Class S and Class AARP shares. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

III. Other Comparisons Between the Funds

Advisors and Portfolio Manager.    Deutsche Asset Management, Inc. (“DeAM, Inc.”) is the investment advisor for High Income Plus Fund and DeIM is the investment advisor for High Income Opportunity Fund. Under the supervision of the Board of Trustees of each trust, each advisor, with headquarters at 345 Park Avenue, New York, New York, 10154, makes investment decisions for the applicable Fund, buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. Each advisor is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each advisor is a part of DeAM and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, DeAM, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Funds are managed by the same portfolio manager, who is employed by the advisors to render services to each Fund.

Andrew P. Cestone, Managing Director of DeAM, is the Portfolio Manager for each Fund. Mr. Cestone joined DeAM and became the Portfolio Manager of High Income Plus Fund in 1998 and became the Portfolio Manager of High Income Opportunity Fund in 2002. Mr. Cestone began his investment career in 1995, serving as a credit officer at Fleet Bank from 1995 to 1997. Mr. Cestone also served as an investment analyst at Phoenix Investment Partners from 1997 to 1998.

Distribution and Service Fees.    Pursuant to separate Distribution Service Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of each Fund’s investment advisor, serves as principal distributor of shares of each Fund. Each Fund has adopted distribution plans on behalf of its Class A, Class B and Class C Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”). Pursuant to its Rule 12b-1 Plans, High Income Plus Fund’s Class B and Class C shares each have a distribution fee of 0.75%. Pursuant to its Rule 12b-1 Plans, High Income Opportunity Fund’s Class B and Class C shares each have a distribution fee of 0.75%. Each Fund also has a service agreement (the “Services Agreement”) with SDI. Pursuant to the Services Agreement, SDI receives a shareholder services fee of up to 0.25% per year with respect to the Class A, Class B and Class C Shares of each Fund. SDI uses the fee to compensate service organizations whose customers invest in Class A, Class B or Class C shares of a Fund for providing certain personal, account administrative and shareholder liaison services, and

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may retain any portion of the fee not paid to such firms to compensate itself for shareholder or administrative functions performed for the Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares. Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. The High Income Plus Fund 12b-1 and shareholder service fee structure will remain in effect following the merger.

Trustees and Officers.    The Trustees of Scudder MG Investments Trust (of which High Income Plus Fund is a series) are different from those of the Trust (of which High Income Opportunity Fund is a series). As more fully described in the statements of additional information of High Income Plus Fund, which are available upon request, the following individuals comprise the Board of Trustees of Scudder MG Investments Trust:

Richard R. Burt,

S. Leland Dill,

Martin J. Gruber,

Joseph R. Hardiman,

Richard J. Herring,

Graham E. Jones,

Rebecca W. Rimel,

Philip Saunders, Jr.,

William N. Searcy and

William N. Shiebler.

In addition, certain officers of Scudder MG Investments Trust are different from those of the Trust.

Independent Registered Public Accounting Firm (“Auditor”).    PricewaterhouseCoopers LLP serves as Auditor for each Fund.

Charter Documents.    High Income Opportunity Fund is a series of Scudder Portfolio Trust (the “Trust”), a Massachusetts business trust governed by Massachusetts law. High Income Plus Fund is a series of Scudder MG Investments Trust, a Delaware business trust governed by Delaware law. High Income Opportunity Fund is governed by an Agreement and Declaration of Trust dated September 20, 1984, as amended. High Income Plus Fund is governed by an Agreement and Declaration of Trust dated September 13, 1993, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of High Income Opportunity Fund and High Income Plus Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of

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each Fund have noncumulative voting rights with respect to the election of Trustees. Neither Fund is required to hold annual meetings of its shareholders. Meetings of the shareholders of High Income Opportunity Fund may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution of a majority of Trustees, or at the written request of the holder or holders of 10% or more of the total number of shares then issued and outstanding of the Trust entitled to vote at such meeting. The Trustees of High Income Opportunity Fund shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing so to do by the holders of not less than 10% of the Outstanding Shares as such term is defined in the Declaration of Trust. Meetings of the shareholders of High Income Plus Fund may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law or by the Fund’s Declaration of Trust or By-Laws.

Shares of both Funds are fully paid and non-assessable (except as described below), transferable, and have no preemptive, conversion or subscription rights. Shares of each Fund are entitled to dividends as declared by its Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to such class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum amount designated from time to time by the Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declaration of Trust governing High Income Opportunity Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund and permits notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust governing High Income Opportunity Fund provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and provides that the Fund shall be covered by insurance that the Trustees consider necessary or appropriate. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Deutsche Asset Management remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations. Under Delaware Law, shareholders of a Delaware business trust also could, under certain circumstances, be held liable for the obligations of a fund. The Declaration of Trust governing High Income Plus Fund contains substantially similar provisions regarding the disclaimer of liability and indemnification of shareholders as the Declaration of Trust governing High Income Opportunity Fund.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of such trust and belong irrevocably to such Fund for all purposes, subject only to the rights of creditors.

Scudder MG Investments Trust or any series thereof (including High Income Plus Fund) may be terminated by its Trustees by written notice to the shareholders, or at any time by vote of the holders of a majority of the shares of the trust or series entitled to

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vote. The Trust or any series thereof (including High Income Opportunity Fund) may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote, at any meeting of the shareholders. The Declaration of Trust governing High Income Plus Fund may be amended and/or restated at any time by an instrument in writing signed by a majority of the then Trustees and, if required, by approval of such amendment by a majority of the shares voted when a quorum is present. The Declaration of Trust governing High Income Opportunity Fund may be amended by the holders of a majority of the shares outstanding and entitled to vote, or by the Fund’s Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or if they determine that such a change does not materially adversely affect the rights of shareholders.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing High Income Opportunity Fund provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of Investment Trust or any series or class thereof or the shareholders. In addition, the Declaration of Trust governing High Income Opportunity Fund expressly provides that shareholders have the power to vote with respect to incorporation of Investment Trust or any series thereof, with respect to distribution plans pursuant to Rule 12b-1 and with respect to advisory or management contracts.

Trustees of the Trust, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders of the Trust holding a plurality of the shares voting at a meeting of shareholders. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office are required to call a shareholders’ meeting for the election of Trustees. Any Trustee of the Trust may be removed with cause by action of two-thirds of the remaining Trustees. Any Trustee of the Trust may also be removed at a meeting of shareholders by vote of two-thirds of the outstanding shares of the Trust. Trustees of Scudder MG Investments Trust, by action of a majority of the then trustees at a duly constituted meeting, may fill vacancies in the board of trustees or remove trustees with or without cause, and need not call meetings of the shareholders for the election or reelection of Trustees. In addition, Trustees of Scudder MG Investments Trust may call a meeting for the purpose of electing or removing one or more trustees upon their own vote or upon the demand of shareholders owning 10% or more of the shares of the trust in the aggregate, in which event any trustee may be removed by a vote of 2/3 of the outstanding shares of the trust, or elected by a plurality of the shares voted.

The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at a meeting of the shareholders of the Trust. Quorum for a shareholder meeting of Scudder MG Investments Trust is 40% of the shares entitled to vote in person or by proxy, except that, where the vote is by series or class, then the quorum is 40% of the aggregate number of shares of that series or class entitled to vote.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing High Income Opportunity Fund and High Income Plus Fund. It is qualified in its entirety by reference to the charter documents themselves.

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IV. Information about the Proposed Merger

General.    The shareholders of High Income Opportunity Fund are being asked to approve a merger between High Income Opportunity Fund and High Income Plus Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of High Income Opportunity Fund to High Income Plus Fund in exchange for the assumption by High Income Plus Fund of all of the liabilities of High Income Opportunity Fund and for the issuance and delivery to High Income Opportunity Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to High Income Plus Fund.

After receipt of the Merger Shares, High Income Opportunity Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of High Income Opportunity Fund, and the legal existence of High Income Opportunity Fund as a series of the Trust will be terminated. Each shareholder of High Income Opportunity Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined below on page 25) to, the aggregate value of the shareholder’s High Income Opportunity Fund shares. Such shares will be held in an account with High Income Plus Fund identical in all material respects to the account currently maintained by High Income Opportunity Fund.

Prior to the date of the merger, High Income Opportunity Fund will sell any investments that are not consistent with the current investment objective, policies and restrictions of High Income Plus Fund and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distributions to shareholders of High Income Opportunity Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that as of March 10, 2005, High Income Opportunity Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of High Income Plus Fund.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders of High Income Opportunity Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of High Income Opportunity Fund.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and of Scudder MG Investments Trust may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first proposed the merger to the Trustees of High Income Opportunity Fund in

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November 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of High Income Opportunity Fund conducted a thorough review of the potential implications of the merger on High Income Opportunity Fund shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On March 23, 2005, the Trustees of High Income Opportunity Fund, including all Trustees who are not “interested persons” of High Income Opportunity Fund (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger. The Trustees have also unanimously agreed to recommend that the merger be approved by the Fund’s shareholders.

In determining to recommend that the shareholders of High Income Opportunity Fund approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratios of High Income Opportunity Fund and the estimated operating expense ratios of the combined fund, and between the estimated operating expense ratios of the combined fund and other mutual funds with similar investment objectives. The Trustees noted that the estimated operating expense ratios of each class of the combined fund are lower than the corresponding class of High Income Opportunity Fund. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for a three year period at levels below High Income Opportunity Fund’s current operating expense ratios. The Trustees also gave extensive consideration to possible economies of scale that might be realized by DeAM in connection with the merger, as well as the other fund combinations included in DeAM’s restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of High Income Plus Fund, as proposed to be revised upon completion of the merger. The Trustees also concluded that fees and expenses were fair and reasonable based on the anticipated quality of the services to be provided, the current expense ratios of High Income Opportunity Fund and the operating expense ratios of other mutual funds with similar investment objectives.

•	The terms and conditions of the merger. The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The compatibility of High Income Opportunity Fund’s and High Income Plus Fund’s investment objectives, policies, restrictions and portfolios. Based on

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information provided by DeAM, the Trustees concluded that the investment objectives, policies and restrictions of High Income Opportunity Fund and High Income Plus Fund were similar and that the securities in High Income Opportunity Fund’s portfolio were generally compatible with the securities in High Income Plus Fund’s portfolio. The Trustees also considered that the merger would permit the shareholders of High Income Opportunity Fund to pursue similar investment goals in a larger fund.

•	The service features available to shareholders of High Income Plus Fund. The Trustees concluded that the services available to shareholders of each class of High Income Plus Fund were substantially similar to those available to shareholders of the corresponding class of High Income Opportunity Fund.

•	The costs to be borne by High Income Opportunity Fund, High Income Plus Fund and DeAM as a result of the merger. Based on representations by DeAM and the terms of the Agreement and Plan of Reorganization, the Trustees noted that DeAM would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the Fund’s portfolio.

•	Prospects for the combined fund to attract additional assets. Based on, among other factors, the size of the combined fund and the estimated expense ratio of the combined fund, the Trustees concluded that the combined fund would be more likely to attract additional assets than High Income Opportunity Fund and enjoy any related economies of scale.

•	The tax consequences of the merger on High Income Opportunity Fund and its shareholders, as well as historical and pro forma attributes of High Income Opportunity Fund and the effect of the merger on certain losses of High Income Opportunity Fund. The Trustees considered the potentially negative impact of the merger on the shareholders and determined that any such impact was likely to be outweighed by the benefits of the merger to the shareholders, including those summarized herein.

•	The investment performance of High Income Opportunity Fund and High Income Plus Fund. The Trustees noted that the performance of High Income Plus Fund was superior to that of High Income Opportunity Fund over the one year and five year periods.

•	The structure of the merger. By structuring the merger as a merger of High Income Opportunity Fund into High Income Plus Fund, the combined fund retains the performance record DeAM believes is more representative of the combined fund. DeAM has advised the Trustees that retention of this performance record may be beneficial in retaining and attracting new assets.

•	That DeIM has agreed to indemnify High Income Plus Fund against certain liabilities High Income Plus Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in High Income Plus Fund (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

Based on all of the foregoing, the Trustees concluded that High Income Opportunity Fund’s participation in the merger would be in the best interests of High Income Opportunity Fund and would not dilute the interests of High Income Opportunity Fund’s existing shareholders. The Trustees of High Income Opportunity Fund, including the Disinterested Trustees, unanimously recommend that shareholders of the Fund approve the merger.

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Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that High Income Plus Fund will acquire all of the assets of High Income Opportunity Fund in exchange for the assumption by High Income Plus Fund of all of the liabilities of High Income Opportunity Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m., Eastern time on May 13, 2005, or such other date and time as may be agreed upon by the parties) (the “Valuation Time”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

High Income Opportunity Fund will transfer all of its assets to High Income Plus Fund, and in exchange High Income Plus Fund will assume all liabilities of High Income Opportunity Fund and deliver to High Income Opportunity Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of High Income Opportunity Fund attributable to shares of the corresponding class of High Income Opportunity Fund, less the value of the liabilities of High Income Opportunity Fund assumed by High Income Plus Fund attributable to shares of such class of High Income Opportunity Fund. Immediately following the transfer of assets on the Exchange Date, High Income Opportunity Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by High Income Opportunity Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of High Income Opportunity Fund. As a result of the proposed merger, each shareholder of High Income Opportunity Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of High Income Opportunity Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of High Income Plus Fund in the name of such High Income Opportunity Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of Scudder MG Investments Trust have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of High Income Plus Fund and High Income Opportunity Fund, (ii) by either party if the merger shall not be consummated by July 15, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of High Income Opportunity Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of High Income Opportunity Fund are added to the portfolio of High Income Plus Fund, the resulting portfolio will meet the investment objective, policies and restrictions of High Income Plus Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $252,563. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes

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(if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to High Income Opportunity Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B, Class C, Class S and Class AARP Shares of High Income Plus Fund. (Each of these classes of Merger Shares of High Income Plus Fund are not currently offered and are being offered initially in connection with the merger.) Each class of Merger Shares has the same characteristics as shares of the corresponding class of High Income Opportunity Fund. Merger Shares will be treated as having been purchased on the same date and for the same price as the High Income Opportunity Fund shares for which they were exchanged. For more information on the characteristics of each class of Merger Shares, please see the applicable High Income Plus Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of High Income Plus Fund could, under certain circumstances, be held personally liable for the obligations of High Income Plus Fund. However, High Income Plus Fund’s Declaration of Trust disclaims shareholder liability for the acts or obligations of High Income Plus Fund and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of High Income Plus Fund. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of High Income Plus Fund.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by High Income Plus Fund of all of the assets of High Income Opportunity Fund solely in exchange for Merger Shares and the assumption by High Income Plus Fund of all of High Income Opportunity Fund liabilities, followed by the distribution by High Income Opportunity Fund to its shareholders of Merger Shares in complete liquidation of High Income Opportunity Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and High Income Plus Fund and High Income Opportunity Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by High Income Opportunity Fund upon the transfer of High Income Opportunity Fund’s assets to High Income Plus Fund in exchange for Merger Shares and the assumption of the High Income Opportunity Fund liabilities by High Income Plus Fund, or upon the distribution of the Merger Shares to High Income Opportunity Fund’s shareholders in liquidation of High Income Opportunity Fund;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of High Income Opportunity Fund on the receipt of Merger Shares solely in exchange for shares of High Income Opportunity Fund;

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(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each High Income Opportunity Fund shareholder will be the same as the aggregate basis of High Income Opportunity Fund shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by each shareholder of High Income Opportunity Fund will include the holding periods of High Income Opportunity Fund shares exchanged therefor, provided that at the time of the reorganization High Income Opportunity Fund shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, High Income Plus Fund will not recognize gain or loss upon the receipt of assets of High Income Opportunity Fund in exchange for Merger Shares and the assumption by High Income Plus Fund of all of the liabilities of High Income Opportunity Fund;

(vii)	under Section 362(b) of the Code, the basis of the assets of High Income Opportunity Fund transferred to High Income Plus Fund in the reorganization will be the same in the hands of High Income Plus Fund as the basis of such assets in the hands of High Income Opportunity Fund immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods in the hands of High Income Plus Fund of the assets of High Income Opportunity Fund transferred to High Income Plus Fund will include the periods during which such assets were held by High Income Opportunity Fund.

Some of the portfolio assets of High Income Opportunity Fund may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and High Income Opportunity Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to High Income Opportunity Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends to (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

High Income Plus Fund’s ability to carry forward the pre-merger losses of High Income Opportunity Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on August 31, 2004, High Income Opportunity Fund had pre-merger “gross losses” (i.e., capital loss carryforwards as of last fiscal year end as adjusted by year-to-date realized gains or losses) on that date equal to approximately $62.64 million (approximately 31% of its net asset value), which, absent the merger, generally would have been available to offset future capital gains, until those losses expired over a period of just under six years. After the merger, the capital loss carryforwards of High Income Opportunity Fund would have been available to offset future capital gains of the combined fund only in an amount equal to approximately $9 million per year, prior to the expiration of those losses over a period of just under five years. Further, the benefit of those losses would have been spread over a larger asset base as a result of the transaction, and together with approximately $61 million (23% of its own net asset value) of the gross losses High Income Plus Fund

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would have brought free of limitation to the transaction, the combined fund would have had gross losses of approximately 23% of its combined net asset value.

Due to the operation of these loss limitation rules, former shareholders of High Income Opportunity Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.

While, as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

The portfolio turnover rate for High Income Plus Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended October 31, 2004 was 152%. The portfolio turnover rate for High Income Opportunity Fund for the fiscal year ended January 31, 2005 was 148%. While these figures do not reflect a significant difference between the Funds, a higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to declare and distribute monthly substantially all of its net investment income, including any net realized short-term or long-term capital gains, if any, in November or December of each year, and to make additional distributions as necessary. Dividends and distributions are automatically invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder’s account on the reinvestment date, unless shareholders indicate in writing that they wish to receive dividends and distributions in cash. However, if an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account. If the Agreement is approved by High Income Opportunity Fund’s shareholders, High Income Opportunity Fund will declare a distribution to its shareholders of all undistributed net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following table shows the unaudited capitalization of each Fund as of October 31, 2004 and of High Income Plus Fund on a pro forma unaudited combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	High Income Opportunity Fund	High Income Plus Fund	Pro Forma Adjustments	High Income Plus Fund— Pro Forma Combined
Net assets
Class A Shares	$24,127,744	—	—	$24,127,744
Class B Shares	$8,924,728	—	—	$8,924,728
Class C Shares	$6,563,854	—	—	$6,563,854
Institutional Class Shares	—	$32,612,116	—	$32,612,116
Class AARP Shares	$55,090,974	—	—	$55,090,974
Class S Shares	$122,594,252	—	—	$122,594,252
Premier Class Shares	—	$35,348,369	—	$35,348,369
Investment Class Shares	—	$54,567,524	—	$54,567,524

Total Net Assets	$217,301,552	$122,528,009	—	$339,829,561

Shares outstanding
Class A Shares	2,566,931	—	546,326	3,113,257
Class B Shares	949,850	—	201,728	1,151,578
Class C Shares	698,009	—	148,940	846,949
Institutional Class Shares	—	4,207,337	—	4,207,337
Class AARP Shares	5,821,826	—	1,286,687	7,108,513
Class S Shares	13,045,373	—	2,773,240	15,818,613
Premier Class Shares	—	4,565,383	—	4,565,383
Investment Class Shares	—	7,034,751	—	7,034,751
Net asset value per share
Class A Shares	$9.40	—	—	$7.75
Class B Shares	$9.40	—	—	$7.75
Class C Shares	$9.40	—	—	$7.75
Institutional Class Shares	—	$7.75	—	$7.75
Class AARP Shares	$9.46	—	—	$7.75
Class S Shares	$9.40	—	—	$7.75
Premier Class Shares	—	$7.74	—	$7.74
Investment Class Shares	—	$7.76	—	$7.76

(1)	Assumes the merger had been consummated on October 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of High Income Plus Fund will be received by the shareholders of High Income Opportunity Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of High Income Plus Fund that actually will be received on or after such date.

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Unaudited pro forma combined financial statements of the Funds as of October 31, 2004 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that High Income Plus Fund will be the surviving fund following the merger, and because High Income Plus Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of High Income Opportunity Fund to High Income Plus Fund as contemplated by the Agreement.

The Trustees of the Trust, including the Disinterested Trustees, unanimously recommend approval of the merger.

V. Information about Voting and the Special Shareholder Meeting

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of High Income Opportunity Fund into High Income Plus Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of High Income Opportunity Fund shareholders (the “Meeting”). The Meeting is to be held on April 26, 2005, at 4:00 p.m., Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about March 28, 2005.

As of February 17, 2005, High Income Opportunity Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	2,857,279.422
Class B	994,356.617
Class C	1,017,171.527
Class S	13,474,948.271
Class AARP	6,496,520.330

Only shareholders of record on February 17, 2005 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from High Income Opportunity Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a majority of the shares of High Income Opportunity Fund.

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Record Date, Quorum and Method of Tabulation.    Shareholders of record of High Income Opportunity Fund at the close of business on February 17, 2005 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of outstanding shares of High Income Opportunity Fund at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by High Income Opportunity Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of February 17, 2005, the officers of and Trustees governing each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund. To the best of the knowledge of High Income Opportunity Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of High Income Opportunity Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

S	Citigroup Global Markets Inc Book Entry Account Mutual Funds Dept Attn Matt Maestri 333 W 34th St Fl 3 New York NY 10001-2402	8.39%
S	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 101 Montgomery St San Francisco CA 94104-4122	6.42%

A	Deutsche Bank Tr Co Americas FBO 2500004040 Church Street Station PO Box 9005 New York NY 10256-0006	9.69%

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Class	Shareholder Name and Address	Percentage Owned
C	MLPF&S for the Sole Benefit of its Customers Attn Fund Administration #97S00 4800 Deer Lake Dr East 2nd Fl Jacksonville FL 32246-6484	9.82%

To the best of the knowledge of High Income Plus Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of High Income Plus Fund as of February 17, 2005:

Class	Shareholder Name and Address	Percentage Owned
Premier	Public School Employees Retirement System C/O State Street PA SVCS 30 N 3rd St Ste 750 Harrisburg PA 17101-1712	28.35%

Premier	State Street Bank & Trust Co Cust for Scudder Pathway Series Balanced Portfolio 1 Heritage Dr #P5S Quincy MA 02171-2105	19.76%

Premier	State Street Bank & Trust Co Cust for Scudder Pathway Series Conservative Portfolio 1 Heritage Dr #P5S Quincy MA 02171-2105	14.01%

Premier	Navajo Nation 280 Park Ave 12 East NYC03-1260 New York NY 10017-1216	10.58%

Premier	Soft Drink & Brewery Workers Union Local 812 Retirement Fund 188 Summerfield St Scarsdale NY 10583-5499	9.64%

Premier	State Street Bank & Trust Co Cust for Scudder Pathway Series Growth Portfolio 1 Heritage Dr #P5S Quincy MA 02171-2105	9.31%

Institutional	Deutsche Bank Securities Inc. FBO 906-20821-11 PO Box 1346 Baltimore MD 21203-1346	26.54%

Institutional	Felician Services Inc 3800 W Peterson Ave Chicago IL 60659-3116	18.49%

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Class	Shareholder Name and Address	Percentage Owned
Institutional	John P Dawson TTEE John P Dawson Charitable Remainder Unitrust U/A 08/25/2000 2141 Byron St Palo Alto CA 94301-4006	16.31%

Institutional	National Financial Services Corp For the Exclusive Benefit of Our 200 Liberty St New York NY 10281-1003	10.22%

Investment	Jennifer Ferrari TTEE State Street Bank and Trust FBO ADP 401K Daily Valuation Prod A 4 Becker Farm Rd #580 Roseland NJ 07068-1739	52.44%

Investment	National Financial Services Corp For the Exclusive Benefit of Our 200 Liberty St New York NY 10281-1003	19.12%

Investment	Charles Schwab & Co Inc Special Custody Account Mutual Funds Department 101 Montgomery St San Francisco CA 94104-4122	7.36%

Investment	Chase Manhattan Bank TTEE FBO ADP DC Express Attn Lisa Glenn 3 Chase Metrotech Ctr Fl 6 Brooklyn NY 11245-0001	5.63%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of High Income Opportunity Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $26,384. As the Meeting date approaches, certain shareholders of High Income Opportunity Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of High Income Opportunity Fund. Proxies that are obtained telephonically or through the

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Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Computershare toll-free at 1-888-999-2764. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for High Income Opportunity Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of High Income Opportunity Fund at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

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Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2005, by and among Scudder MG Investments Trust (the “Acquiring Trust”), a Delaware business trust, on behalf of Scudder High Income Plus Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Portfolio Trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Scudder High Income Opportunity Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Asset Management, Inc. (“DeAM, Inc.”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is One South Street, Baltimore Maryland 21202. The principal place of business of the Acquired Trust is Two International Place, Boston, Massachusetts 02110.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class S and Class AARP voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C, Class S and Class AARP shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C, Class S and Class AARP Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C, Class S and Class AARP shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C, Class S and Class AARP Acquiring Fund Shares to be so credited to the Class A, Class B, Class C, Class S and Class AARP Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class S and Class AARP shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class A, Class B, Class C, Class S or Class AARP Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B, Class C, Class S or Class AARP Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B, Class C, Class S or Class AARP shares, as applicable, shall be equal to the net asset value of one Institutional Class share of the Acquiring Fund.

2.3    The number of Class A, Class B, Class C, Class S and Class AARP Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C, Class S and Class AARP shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be May 16, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    Scudder Investments Service Company (“SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Class A, B and C shares of the Acquired Fund, and Scudder Service Corporation, as transfer agent (or subtransfer agent) for the Class S and AARP shares of the Acquired Fund, each on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C, Class S and Class AARP, as applicable, Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C, Class S and Class AARP shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended January 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since January 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

  (k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

  (a)    The Acquiring Trust is a Delaware business trust duly organized and validly existing under the laws of the State of Delaware with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Delaware law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring

Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectuses and statements of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2005.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been duly formed and is an existing business trust;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring

Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeAM, Inc. limiting the expenses of the Class A, Class B, Class C, Class S and Class AARP shares of the Acquiring Fund to 1.07%, 1.83%, 1.83%, 0.80% and 0.80%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses, for the period commencing May 16, 2005, and ending May 16, 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this

Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been duly formed and is an existing business trust;

  (b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this

Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of the Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeAM, Inc. will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund, One South Street, Baltimore, Maryland 21202, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10017, Attention: Burton M. Leibert, Esq., or to the Acquired Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, Attention: John W. Gerstmayr, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER MG INVESTMENTS TRUST, on behalf of Scudder High Income Plus Fund

Secretary	By: Its:

Attest:	SCUDDER PORTFOLIO TRUST, on behalf of Scudder High Income Opportunity Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE ASSET MANAGEMENT, INC.

By: Its:

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Computershare Fund Services, at 1-888-999-2764.

FSIII-SHIO

P.O. BOX 9132

HINGHAM, MA 02043-9132

3 EASY WAYS TO VOTE YOUR PROXY CARD

Vote by Phone: Call toll-free 1-800-690-6903. Follow the recorded instructions.

Vote on the Internet: Log on to proxyweb.com. Follow the on-screen instructions.

Vote by Mail: Check the appropriate box on the reverse side of the proxy card, sign and date the card and return in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY CARD

SCUDDER PORTFOLIO TRUST

SCUDDER HIGH INCOME OPPORTUNITY FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

345 Park Avenue, 27th Floor, New York, New York 10154

4:00 p.m., Eastern time, on April 26, 2005

999 999 999 999 99

The undersigned hereby appoints Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the

‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the

Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN,

DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE

ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

Date

Signature(s) (Title(s), if applicable) (Sign in the Box) Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

SHIO pk

MIS EDITS: # OF CHANGES             /             PRF 1              PRF 2

OK TO PRINT AS IS*              *By signing this form you are

authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

LABEL BELOW FOR MIS USE ONLY!

PO# M-9762

SCUDDER #891, #893

SCUDDER HIGH INCOME OPPORTUNITY FUND

ORIGINAL 2UP OVERSIZE 3/8/05 TD

PATTI K (SCUDDER HIGH INCOME OPPORTUNITY APR 2005 PK)

REVISION #1 3-14-05 KD

REVISION #2 3-14-05 KD

Please fill in a box as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY

YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

VOTE ON PROPOSAL 1:

1. Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder High Income Opportunity Fund to Scudder High Income Plus

Fund in exchange for shares of Scudder High Income Plus Fund and the assumption by Scudder High

Income Plus Fund of all of the liabilities of Scudder High Income Opportunity Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Scudder

High Income Opportunity Fund in complete liquidation of Scudder High Income Opportunity Fund.

The appointed proxies will vote on any other business as may properly come before the Special

Meeting.

FOR AGAINST ABSTAIN

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

SHIO pk

MIS EDITS: # OF CHANGES             /             PRF 1              PRF 2

OK TO PRINT AS IS*              *By signing this form you are

authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

LABEL BELOW FOR MIS USE ONLY!

PO# M-9762

SCUDDER #891, #893

SCUDDER HIGH INCOME OPPORTUNITY FUND

ORIGINAL 2UP OVERSIZE 3/8/05 TD

PATTI K (SCUDDER HIGH INCOME OPPORTUNITY APR 2005 PK)

PE 3-8-05 JA

REVISION #1 3-14-05 KD

REVISION #2 3-14-05 KD

STATEMENT OF ADDITIONAL INFORMATION

One South Street

Baltimore, MD 21202

1-410-895-5000

RELATING TO THE ACQUISITION BY SCUDDER MG INVESTMENTS TRUST— SCUDDER

HIGH INCOME PLUS FUND (THE “ACQUIRING FUND”)

OF THE ASSETS OF SCUDDER PORTFOLIO TRUST—SCUDDER HIGH INCOME OPPORTUNITY FUND

(THE “ACQUIRED FUND”).

Dated:                      , 2005

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information.

1.	Statement of Additional Information for the Acquiring Fund, applicable to its Class A, B, C, R, Institutional Class, Investment Class and Premier Class of shares dated February 1, 2005.

2.	Class S and Class AARP Statement of Additional Information for the Acquiring Fund, dated February 1, 2005.

3.	Class A, B and C Statement of Additional Information for the Acquired Fund, dated May 1, 2004.

4.	Class AARP and Class S Statement of Additional Information for the Acquired Fund, dated May 1, 2004.

5.	Annual Report of the Acquiring Fund for the year ended October 31, 2004.

6.	Annual Report of the Acquired Fund for the year ended January 31, 2004.

7.	Semi-Annual Report of the Acquired Fund for the semi-annual period ended July 31, 2004.

8.	Unaudited pro forma financial statements.

The unaudited pro forma financial statements are intended to present the financial condition and related results of operations of the Acquiring Fund and the Acquired Fund as if the merger had been consummated on October 31, 2003, except as otherwise indicated.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated                      , 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with, and is hereby incorporated by reference into, the Prospectus/Proxy Statement.

Pro Forma Portfolio of Investments as of October 31, 2004 (Unaudited)

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Common Stocks 0.2%
Consumer Discretionary 0.0%
Catalina Restaurant Group, Inc.	—	2,211	2,211	—	3,538	3,538
Materials 0.2%
Rhodia SA	—	238,000	238,000	—	429,173	429,173
Telecommunication Services 0.0%
IMPSAT Fiber Networks, Inc.	—	16,780	16,780	—	90,780	90,780
Viatel, Inc.	—	6,136	6,136	—	—	—

				—	90,780	90,780

Total Common Stocks (Cost $1,395,269)				—	523,491	523,491

Corporate Bonds 70.3%
Consumer Discretionary 18.3%
Adesa, Inc., 7.625%, 6/15/2012	166,000	300,000	466,000	173,470	313,500	486,970
Advertising Directory Solution, 144A, 9.25%, 11/15/2012	175,000	315,000	490,000	182,656	328,781	511,437
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	380,000	690,000	1,070,000	364,800	662,400	1,027,200
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	286,000	520,000	806,000	287,430	522,600	810,030
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	323,000	580,000	903,000	302,409	543,025	845,434
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	304,000	555,000	859,000	295,640	539,737	835,377
Cablevision Systems New York Group:
144A, 6.669%, 4/1/2009	105,000	185,000	290,000	110,775	195,175	305,950
144A, 8.0%, 4/15/2012	109,000	205,000	314,000	117,175	220,375	337,550
Caesars Entertainment, Inc., 9.375%, 2/15/2007	103,000	185,000	288,000	115,103	206,738	321,841
Carrols Corp., 9.5%, 12/1/2008	213,000	335,000	548,000	219,656	345,469	565,125

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75 to 5/15/2011	775,000	1,535,000	2,310,000	497,575	976,275	1,473,850
9.625%, 11/15/2009	585,000	935,000	1,520,000	473,850	757,350	1,231,200
10.25%, 9/15/2010	907,000	1,645,000	2,552,000	943,280	1,710,800	2,654,080
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	388,000	650,000	1,038,000	416,130	697,125	1,113,255
CSC Holdings, Inc., 7.875%, 12/15/2007	355,000	615,000	970,000	382,512	662,662	1,045,174
Denny’s Corp/Holdings, Inc., 144A, 10.0%, 10/1/2012	141,000	255,000	396,000	146,288	264,563	410,851
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,089,000	2,000,000	3,089,000	1,353,082	2,485,000	3,838,082
DIMON, Inc.:
7.75%, 6/1/2013	82,000	125,000	207,000	81,590	124,375	205,965
Series B, 9.625%, 10/15/2011	873,000	1,605,000	2,478,000	931,927	1,713,337	2,645,264
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	103,000	185,000	288,000	106,219	190,781	297,000
Series B, 9.0%, 5/1/2009	30,000	50,000	80,000	28,005	60,550	88,555
Series D, 9.0%, 5/1/2009	227,000	410,000	637,000	217,352	392,575	609,927
Dyersburg Corp., Series B, 9.75%, 9/1/2007	—	1,500,000	1,500,000	—	150	150
EchoStar DBS Corp.:
6.375%, 10/1/2011	119,000	205,000	324,000	123,314	212,431	335,745
144A, 6.625%, 10/1/2014	160,000	290,000	450,000	163,600	296,525	460,125
EPL Intermediate, Inc., Step-up Coupon, 0% to 03/15/2009, 12.50% to 03/15/2010	155,000	360,000	515,000	99,975	232,200	332,175
Foot Locker, Inc., 8.5%, 1/15/2022	109,000	195,000	304,000	116,630	208,650	325,280
Friendly Ice Cream Corp., 8.375%, 6/15/2012	341,000	610,000	951,000	325,655	582,550	908,205
General Motors Corp., 8.25%, 7/15/2023	216,000	390,000	606,000	225,007	406,262	631,269
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	60,000	110,000	170,000	50,100	91,850	141,950
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	319,000	535,000	854,000	246,428	413,288	659,716
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	299,000	530,000	829,000	278,818	494,225	773,043

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Jacobs Entertainment Co., 11.875%, 2/1/2009	546,000	980,000	1,526,000	622,440	1,117,200	1,739,640
Kellwood Co., 7.625%, 10/15/2017	63,000	115,000	178,000	69,517	126,896	196,413
Levi Strauss & Co.:
7.0%, 11/1/2006	250,000	445,000	695,000	244,687	435,544	680,231
12.25%, 12/15/2012	189,000	335,000	524,000	195,143	345,887	541,030
LIN Television Corp., 6.5%, 5/15/2013	16,000	30,000	46,000	16,480	30,900	47,380
Mediacom LLC, 9.5%, 1/15/2013	570,000	1,035,000	1,605,000	558,600	1,014,300	1,572,900
MGM MIRAGE, 8.375%, 2/1/2011	514,000	930,000	1,444,000	579,535	1,048,575	1,628,110
NCL Corp., 144A, 10.625%, 7/15/2014	279,000	510,000	789,000	290,160	530,400	820,560
Norcraft Holdings LP, 144A, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	312,000	560,000	872,000	229,320	411,600	640,920
Paxson Communications Corp., 10.75%, 7/15/2008	233,000	420,000	653,000	234,748	423,150	657,898
PEI Holding, Inc., 11.0%, 3/15/2010	307,000	560,000	867,000	356,504	650,300	1,006,804
Petro Stopping Centers, 9.0%, 2/15/2012	483,000	875,000	1,358,000	516,810	936,250	1,453,060
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	259,000	470,000	729,000	275,835	500,550	776,385
PRIMEDIA, Inc.:
144A, 7.086%, 5/15/2010	437,000	780,000	1,217,000	453,387	809,250	1,262,637
8.875%, 5/15/2011	207,000	370,000	577,000	215,798	385,725	601,523
Remington Arms Co., Inc., 10.5%, 2/1/2011	218,000	385,000	603,000	192,930	340,725	533,655
Renaissance Media Group LLC, 10.0%, 4/15/2008	304,000	535,000	839,000	314,640	553,725	868,365
Rent-Way, Inc., 11.875%, 6/15/2010	204,000	370,000	574,000	227,460	412,550	640,010
Restaurant Co., 11.25%, 5/15/2008	373,503	619,605	993,108	375,370	622,703	998,073
Sbarro, Inc., 11.0%, 9/15/2009	296,000	530,000	826,000	280,830	502,838	783,668
Schuler Homes, Inc., 10.5%, 7/15/2011	326,000	585,000	911,000	374,900	672,750	1,047,650
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	680,000	1,200,000	1,880,000	714,000	1,260,000	1,974,000
8.75%, 12/15/2011	430,000	775,000	1,205,000	468,700	844,750	1,313,450
Sonic Automotive, Inc., 8.625%, 8/15/2013	453,000	810,000	1,263,000	479,047	856,575	1,335,622
Toys “R” Us, Inc.:
7.375%, 10/15/2018	559,000	1,015,000	1,574,000	519,870	943,950	1,463,820
7.875%, 4/15/2013	274,000	490,000	764,000	274,685	491,225	765,910

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
True Temper Sports, Inc., 8.375%, 9/15/2011	178,000	315,000	493,000	161,980	286,650	448,630
Trump Holdings & Funding, 12.625%, 3/15/2010	245,000	435,000	680,000	260,925	463,275	724,200
TRW Automotive, Inc., 11.0%, 2/15/2013	267,000	455,000	722,000	317,730	541,450	859,180
United Auto Group, Inc., 9.625%, 3/15/2012	326,000	595,000	921,000	362,675	661,937	1,024,612
Venetian Casino Resort LLC, 11.0%, 6/15/2010	223,000	405,000	628,000	256,171	465,244	721,415
VICORP Restaurants, Inc., 10.5%, 4/15/2011	147,000	265,000	412,000	147,000	265,000	412,000
Visteon Corp.:
7.0%, 3/10/2014	166,000	295,000	461,000	156,040	277,300	433,340
8.25%, 8/1/2010	317,000	575,000	892,000	329,680	598,000	927,680
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	237,000	430,000	667,000	252,405	457,950	710,355
Williams Scotsman, Inc., 9.875%, 6/1/2007	399,000	755,000	1,154,000	383,040	724,800	1,107,840
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	262,000	475,000	737,000	248,900	451,250	700,150
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	335,912	575,192	911,104	338,011	578,787	916,798
Young Broadcasting, Inc., 8.75%, 1/15/2014	459,000	799,000	1,258,000	445,230	775,030	1,220,260

				22,117,634	39,666,315	61,783,949

Consumer Staples 2.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	154,000	221,000	375,000	160,545	230,393	390,938
B&G Foods, Inc.:
8.0%, 10/1/2011	61,000	105,000	166,000	64,355	110,775	175,130
12.0%, 10/30/2016	6,000	10,090	16,090	44,760	75,271	120,031
Duane Reade, Inc., 144A, 9.75%, 8/1/2011	336,000	605,000	941,000	322,560	580,800	903,360
Gold Kist, Inc., 10.25%, 3/15/2014	123,000	221,000	344,000	137,760	247,520	385,280
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	267,000	485,000	752,000	138,840	252,200	391,040
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	135,000	245,000	380,000	137,025	248,675	385,700
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013	231,000	420,000	651,000	218,295	396,900	615,195
144A, 8.26%, 12/1/2013	103,000	190,000	293,000	97,335	179,550	276,885

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	109,000	195,000	304,000	110,090	196,950	307,040
Revlon Consumer Products Corp., 9.0%, 11/1/2006	285,000	515,000	800,000	280,725	507,275	788,000
Rite Aid Corp.:
6.875%, 8/15/2013	330,000	603,000	933,000	295,350	539,685	835,035
11.25%, 7/1/2008	403,000	735,000	1,138,000	439,270	801,150	1,240,420
Standard Commercial Corp., 8.0%, 4/15/2012	158,000	285,000	443,000	162,740	293,550	456,290
Swift & Co., 12.5%, 1/1/2010	273,000	490,000	763,000	303,712	545,125	848,837
United Agri Products, Inc., 144A, 8.25%, 12/15/2011	72,000	120,000	192,000	77,760	129,600	207,360
Wornick Co., 144A, 10.875%, 7/15/2011	279,000	510,000	789,000	301,320	550,800	852,120

				3,292,442	5,886,219	9,178,661

Energy 4.4%
Avista Corp., 9.75%, 6/1/2008	449,000	825,000	1,274,000	529,974	973,784	1,503,758
Chesapeake Energy Corp.:
6.875%, 1/15/2016	307,000	550,000	857,000	328,490	588,500	916,990
9.0%, 8/15/2012	105,000	200,000	305,000	121,012	230,500	351,512
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	340,000	615,000	955,000	345,950	625,762	971,712
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	71,000	130,000	201,000	68,692	125,775	194,467
7.125%, 5/15/2018	267,000	485,000	752,000	236,295	429,225	665,520
7.625%, 10/15/2026	57,000	100,000	157,000	49,733	87,250	136,983
144A, 9.875%, 7/15/2010	275,000	500,000	775,000	312,469	568,125	880,594
Edison Mission Energy, 7.73%, 6/15/2009	634,000	1,130,000	1,764,000	675,210	1,203,450	1,878,660
El Paso Production Holding Corp., 7.75%, 6/1/2013	403,000	720,000	1,123,000	420,128	750,600	1,170,728
Mission Energy Holding Co., 13.5%, 7/15/2008	57,000	105,000	162,000	72,248	133,087	205,335
Mission Resources Corp., 9.875%, 4/1/2011	266,000	470,000	736,000	283,290	500,550	783,840
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	380,000	690,000	1,070,000	385,700	700,350	1,086,050
ON Semiconductor Corp., 13.0%, 5/15/2008	542,000	980,000	1,522,000	612,460	1,107,400	1,719,860
Pride International, Inc., 144A, 7.375%, 7/15/2014	50,000	90,000	140,000	56,250	101,250	157,500
Southern Natural Gas, 8.875%, 3/15/2010	208,000	375,000	583,000	234,260	422,344	656,604
Stone Energy Corp., 8.25%, 12/15/2011	416,000	730,000	1,146,000	451,360	792,050	1,243,410

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Williams Cos., Inc.:
8.125%, 3/15/2012	409,000	740,000	1,149,000	480,575	869,500	1,350,075
8.75%, 3/15/2032	248,000	450,000	698,000	281,480	510,750	792,230

				5,945,576	10,720,252	16,665,828

Financials 6.1%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	538,000	980,000	1,518,000	566,245	1,031,450	1,597,695
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	166,000	297,000	463,000	176,790	316,305	493,095
8.5%, 1/31/2012	37,000	65,000	102,000	39,220	68,900	108,120
AmeriCredit Corp., 9.25%, 5/1/2009	677,000	1,225,000	1,902,000	719,312	1,301,562	2,020,874
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	165,000	280,000	445,000	100,747	170,964	271,711
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	471,000	850,000	1,321,000	481,598	869,125	1,350,723
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	212,000	385,000	597,000	219,420	398,475	617,895
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	110,278	174,496	284,774	110,278	174,496	284,774
144A, 16.0%, 5/15/2012	110,813	176,208	287,021	122,448	194,710	317,158
Dow Jones CDX, 144A, Series 3-3, 8.0%, 12/29/2009	336,000	820,000	1,156,000	343,980	838,450	1,182,430
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	437,000	765,000	1,202,000	461,035	807,075	1,268,110
Eaton Vance Corp., CDO, Series C-X, 13.68%, 7/15/2012	—	1,784,779	1,784,779	—	17,848	17,848
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	382,000	700,000	1,082,000	445,454	816,276	1,261,730
FINOVA Group, Inc., 7.5%, 11/15/2009	1,992,200	3,603,600	5,595,800	906,451	1,639,638	2,546,089
FRD Acquisition Co., Series B, 12.5%, 7/15/2049	—	120,000	120,000	—	—	—
Poster Financial Group, Inc., 8.75%, 12/1/2011	220,000	400,000	620,000	230,450	419,000	649,450
PXRE Capital Trust I, 8.85%, 2/1/2027	260,000	470,000	730,000	260,000	470,000	730,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	418,000	740,000	1,158,000	327,085	579,050	906,135
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	100,000	180,000	280,000	122,250	220,050	342,300

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Rockwood Specialties Bank, 9.48%, 1/31/2013	939,899	705,853	1,645,752	939,899	705,853	1,645,752
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	69,000	125,000	194,000	72,450	131,250	203,700
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	424,000	760,000	1,184,000	354,040	634,600	988,640
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	229,000	410,000	639,000	175,185	313,650	488,835
UGS Corp., 144A, 10.0%, 6/1/2012	130,000	235,000	365,000	145,600	263,200	408,800
Universal City Development, 11.75%, 4/1/2010	467,000	765,000	1,232,000	544,055	891,225	1,435,280

				7,863,992	13,273,152	21,137,144

Health Care 2.4%
AmeriPath, Inc., 10.5%, 4/1/2013	258,000	470,000	728,000	252,840	460,600	713,440
AmerisourceBergen Corp., 7.25%, 11/15/2012	55,000	100,000	155,000	59,675	108,500	168,175
Curative Health Services, Inc., 10.75%, 5/1/2011	243,000	435,000	678,000	216,270	387,150	603,420
Encore Medical Corp., 144A, 9.75%, 10/1/2012	170,000	305,000	475,000	166,600	298,900	465,500
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	286,000	520,000	806,000	287,430	522,600	810,030
HEALTHSOUTH Corp., 10.75%, 10/1/2008	158,000	285,000	443,000	164,715	297,113	461,828
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	176,000	325,000	501,000	176,000	325,000	501,000
Interactive Health LLC, 144A, 7.25%, 4/1/2011	204,000	355,000	559,000	177,480	308,850	486,330
National Mentor, Inc., 144A, 9.625%, 12/1/2012	130,000	235,000	365,000	130,000	235,000	365,000
Tenet Healthcare Corp., 6.375%, 12/1/2011	1,335,000	2,385,000	3,720,000	1,218,188	2,176,312	3,394,500

				2,849,198	5,120,025	7,969,223

Industrials 11.3%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	223,000	400,000	623,000	240,840	432,000	672,840
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	269,000	490,000	759,000	282,450	514,500	796,950

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	871,000	1,610,000	2,481,000	803,497	1,485,225	2,288,722
American Commercial Lines LLC, 6.25%, 6/30/2006	378,000	650,000	1,028,000	376,346	647,156	1,023,502
AMI Semiconductor, Inc., 10.75%, 2/1/2013	48,000	89,000	137,000	56,280	104,353	160,633
Avondale Mills, Inc.:
144A, 9.02%, 7/1/2012	291,000	525,000	816,000	261,900	472,500	734,400
10.25%, 7/1/2013	115,000	205,000	320,000	67,850	120,950	188,800
Browning-Ferris Industries:
7.4%, 9/15/2035	86,000	155,000	241,000	73,315	132,138	205,453
9.25%, 5/1/2021	178,000	305,000	483,000	186,455	319,487	505,942
Cenveo Corp., 7.875%, 12/1/2013	223,000	405,000	628,000	215,195	390,825	606,020
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	206,000	350,000	556,000	220,420	374,500	594,920
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	582,000	1,060,000	1,642,000	622,012	1,132,875	1,754,887
Collins & Aikman Products Co., 10.75%, 12/31/2011	445,000	810,000	1,255,000	443,887	807,975	1,251,862
Congoleum Corp., 8.625%, 8/1/2008	187,000	345,000	532,000	168,300	310,500	478,800
Continental Airlines, Inc., 8.0%, 12/15/2005	288,000	525,000	813,000	264,960	483,000	747,960
Cornell Cos., Inc., 10.75%, 7/1/2012	338,000	605,000	943,000	352,365	630,713	983,078
Corrections Corp. of America, 9.875%, 5/1/2009	357,000	625,000	982,000	401,625	703,125	1,104,750
Dana Corp.:
7.0%, 3/1/2029	453,000	835,000	1,288,000	443,940	818,300	1,262,240
9.0%, 8/15/2011	296,000	540,000	836,000	352,240	642,600	994,840
Delta Air Lines, Inc.:
7.9%, 12/15/2009	256,000	460,000	716,000	119,040	213,900	332,940
8.3%, 12/15/2029	128,000	230,000	358,000	46,080	82,800	128,880
Erico International Corp., 8.875%, 3/1/2012	187,000	340,000	527,000	195,415	355,300	550,715
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	147,000	250,000	397,000	91,140	155,000	246,140
Golden State Petroleum Transportation Co., 8.04%, 2/1/2019	232,000	300,000	532,000	236,422	305,718	542,140
GS Technologies Operating Co., Inc., 12.0%, 9/1/2024	—	630,536	630,536	—	1,576	1,576

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	311,000	560,000	871,000	342,878	617,400	960,278
IMCO Recycling Escrow, Inc., 144A, 9.0%, 11/15/2014	15,000	25,000	40,000	15,000	25,000	40,000
Interface, Inc., 9.5%, 2/1/2014	106,000	190,000	296,000	114,745	205,675	320,420
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	446,000	805,000	1,251,000	497,290	897,575	1,394,865
Joy Global, Inc., Series B, 8.75%, 3/15/2012	40,000	65,000	105,000	45,200	73,450	118,650
Kansas City Southern:
7.5%, 6/15/2009	363,000	710,000	1,073,000	377,520	738,400	1,115,920
9.5%, 10/1/2008	510,000	885,000	1,395,000	567,375	984,562	1,551,937
Laidlaw International, Inc., 10.75%, 6/15/2011	288,000	525,000	813,000	331,200	603,750	934,950
Meritage Homes Corp., 7.0%, 5/1/2014	231,000	420,000	651,000	237,064	431,025	668,089
Millennium America, Inc.:
7.625%, 11/15/2026	571,000	1,020,000	1,591,000	548,160	979,200	1,527,360
9.25%, 6/15/2008	115,000	270,000	385,000	128,225	301,050	429,275
144A, 9.25%, 6/15/2008	378,000	625,000	1,003,000	421,470	696,875	1,118,345
Motors and Gears, Inc., 10.75%, 11/15/2006	542,000	980,000	1,522,000	514,900	931,000	1,445,900
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	225,000	410,000	635,000	245,250	446,900	692,150
Samsonite Corp., 8.875%, 6/1/2011	103,000	185,000	288,000	109,695	197,025	306,720
Sea Containers Ltd., 10.5%, 5/15/2012	191,000	345,000	536,000	196,969	355,781	552,750
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	250,000	455,000	705,000	249,063	453,294	702,357
Ship Finance International Ltd., 8.5%, 12/15/2013	525,000	950,000	1,475,000	532,875	964,250	1,497,125
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	269,000	560,000	829,000	273,707	569,800	843,507
10.375%, 7/1/2012	301,000	485,000	786,000	338,625	545,625	884,250
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	194,000	350,000	544,000	224,070	404,250	628,320
Thermadyne Holdings Corp., 9.25%, 2/1/2014	225,000	410,000	635,000	213,750	389,500	603,250
United Rentals North America, Inc.:
6.5%, 2/15/2012	320,000	580,000	900,000	316,800	574,200	891,000
7.0%, 2/15/2014	88,000	160,000	248,000	81,180	147,600	228,780
7.75%, 11/15/2013	136,000	245,000	381,000	131,580	237,038	368,618

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Westlake Chemical Corp., 8.75%, 7/15/2011	47,000	86,000	133,000	52,993	96,965	149,958

				13,629,558	24,504,206	38,133,764

Information Technology 1.5%
Activant Solutions, Inc., 10.5%, 6/15/2011	315,000	570,000	885,000	328,387	594,225	922,612
Itron, Inc., 144A, 7.75%, 5/15/2012	141,000	235,000	376,000	142,763	237,938	380,701
Lucent Technologies, Inc.:
6.45%, 3/15/2029	712,000	1,294,000	2,006,000	611,430	1,111,222	1,722,652
7.25%, 7/15/2006	174,000	295,000	469,000	184,440	312,700	497,140

				1,267,020	2,256,085	3,523,105

Materials 10.0%
Aqua Chemical, Inc., 11.25%, 7/1/2008	336,000	615,000	951,000	258,720	473,550	732,270
ARCO Chemical Co., 9.8%, 2/1/2020	1,350,000	2,405,000	3,755,000	1,498,500	2,669,550	4,168,050
Associated Materials, Inc., 0% to 3/1/2009, 11.25% to 3/1/2014	725,000	1,315,000	2,040,000	540,125	979,675	1,519,800
Boise Cascade LLC:
144A, 5.005%, 10/15/2012	112,000	195,000	307,000	114,520	199,387	313,907
144A, 7.125%, 10/15/2014	53,000	95,000	148,000	55,322	99,162	154,484
Caraustar Industries, Inc., 9.875%, 4/1/2011	242,000	440,000	682,000	262,570	477,400	739,970
Constar International, Inc., 11.0%, 12/1/2012	210,000	380,000	590,000	200,550	362,900	563,450
Dayton Superior Corp.:
10.75%, 9/15/2008	260,000	470,000	730,000	276,900	500,550	777,450
13.0%, 6/15/2009	428,000	780,000	1,208,000	423,720	772,200	1,195,920
GEO Specialty Chemicals, Inc.:
144A, 9.25%, 12/31/2007	210,000	—	210,000	205,800	—	205,800
10.125%, 8/1/2008	332,000	600,000	932,000	172,640	312,000	484,640
Georgia-Pacific Corp.:
8.0%, 1/15/2024	763,000	1,385,000	2,148,000	883,172	1,603,137	2,486,309
9.375%, 2/1/2013	480,000	870,000	1,350,000	565,200	1,024,425	1,589,625
Graham Packaging Co., Inc., 144A, 8.5%, 10/15/2012	288,000	520,000	808,000	302,400	546,000	848,400
Hercules, Inc.:
6.75%, 10/15/2029	233,000	425,000	658,000	237,660	433,500	671,160
11.125%, 11/15/2007	411,000	720,000	1,131,000	497,310	871,200	1,368,510
Hexcel Corp., 9.75%, 1/15/2009	271,000	495,000	766,000	285,227	520,988	806,215
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	382,000	685,000	1,067,000	441,210	791,175	1,232,385
Huntsman LLC, 11.625%, 10/15/2010	428,000	780,000	1,208,000	504,505	919,425	1,423,930

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
IMC Global, Inc., 10.875%, 8/1/2013	31,000	55,000	86,000	39,138	69,438	108,576
Intermet Corp., 9.75%, 6/15/2009	182,000	320,000	502,000	71,890	126,400	198,290
International Steel Group, Inc., 6.5%, 4/15/2014	623,000	1,155,000	1,778,000	666,610	1,235,850	1,902,460
Itermet Corp., 144A, 1.0%, 3/31/2009	1,000,000		1,000,000	935,000		935,000
MMI Products, Inc., Series B, 11.25%, 4/15/2007	206,000	340,000	546,000	208,060	343,400	551,460
Neenah Corp.:
144A, 11.0%, 9/30/2010	435,000	777,000	1,212,000	478,500	854,700	1,333,200
144A, 13.0%, 9/30/2013	299,822	511,432	811,254	308,817	526,775	835,592
Omnova Solutions, Inc., 11.25%, 6/1/2010	253,000	450,000	703,000	280,830	499,500	780,330
Owens-Brockway Glass Container, 8.25%, 5/15/2013	220,000	390,000	610,000	242,000	429,000	671,000
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010	533,000	970,000	1,503,000	197,210	358,900	556,110
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 06/15/2009	76,000	115,000	191,000	67,640	102,350	169,990
11.125%, 9/1/2009	307,000	570,000	877,000	330,025	612,750	942,775
13.0%, 6/1/2010	29,000	55,000	84,000	27,042	51,287	78,329
Portola Packaging, Inc., 8.25%, 2/1/2012	176,000	315,000	491,000	138,160	247,275	385,435
Radnor Holdings Corp., 11.0%, 3/15/2010	292,000	530,000	822,000	224,840	408,100	632,940
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	153,000	290,000	443,000	156,825	297,250	454,075
Tekni-Plex, Inc., 144A, 8.75%, 11/15/2013	57,000	105,000	162,000	54,364	100,144	154,508
TriMas Corp., 9.875%, 6/15/2012	703,000	1,265,000	1,968,000	720,575	1,296,625	2,017,200
United States Steel Corp., 9.75%, 5/15/2010	344,000	608,000	952,000	393,880	696,160	1,090,040

				13,267,457	21,812,128	35,079,585

Telecommunication Services 9.4%
AirGate PCS, Inc., 144A, 5.85%, 10/15/2011	141,000	255,000	396,000	144,525	261,375	405,900
American Cellular Corp., Series B, 10.0%, 8/1/2011	1,143,000	2,040,000	3,183,000	960,120	1,713,600	2,673,720
American Tower Corp., 144A, 7.125%, 10/15/2012	141,000	255,000	396,000	143,468	259,463	402,931
AT&T Corp., 8.0%, 11/15/2031	204,000	370,000	574,000	236,130	428,275	664,405
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	127,000	215,000	342,000	123,666	209,356	333,022
8.375%, 1/15/2014	1,092,000	1,980,000	3,072,000	1,042,860	1,890,900	2,933,760

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Crown Castle International Corp., 9.375%, 8/1/2011	195,000	355,000	550,000	221,325	402,925	624,250
Dobson Cellular Systems, Inc.:
144A, 6.96%, 11/1/2011	180,000	325,000	505,000	184,950	333,937	518,887
144A, 8.375%, 11/1/2011	130,000	230,000	360,000	134,062	237,188	371,250
Dobson Communications Corp., 8.875%, 10/1/2013	425,000	765,000	1,190,000	285,812	514,462	800,274
GCI, Inc., 7.25%, 2/15/2014	223,000	390,000	613,000	220,770	386,100	606,870
Insight Midwest LP, 9.75%, 10/1/2009	171,000	310,000	481,000	179,764	325,888	505,652
LCI International, Inc., 7.25%, 6/15/2007	428,000	775,000	1,203,000	392,690	711,062	1,103,752
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	128,000	235,000	363,000	110,080	202,100	312,180
MCI, Inc.:
6.688%, 5/1/2009	464,000	845,000	1,309,000	457,620	833,381	1,291,001
7.735%, 5/1/2014	901,000	1,620,000	2,521,000	868,339	1,561,275	2,429,614
Nextel Communications, Inc., 5.95%, 3/15/2014	185,000	330,000	515,000	189,163	337,425	526,588
Nextel Partners, Inc., 8.125%, 7/1/2011	248,000	450,000	698,000	271,560	492,750	764,310
Northern Telecom Capital, 7.875%, 6/15/2026	487,000	1,110,000	1,597,000	477,260	1,087,800	1,565,060
PanAmSat Corp., 144A, 9.0%, 8/15/2014	563,000	1,020,000	1,583,000	596,780	1,081,200	1,677,980
Qwest Corp.:
7.25%, 9/15/2025	1,157,000	1,805,000	2,962,000	1,058,655	1,651,575	2,710,230
144A, 7.875%, 9/1/2011	—	65,000	65,000	—	69,225	69,225
Qwest Services Corp.:
6.95%, 6/30/2010	283,000	715,000	998,000	283,035	715,089	998,124
144A, 13.5%, 12/15/2010	567,000	995,000	1,562,000	673,313	1,181,563	1,854,876
144A, 14.0%, 12/15/2014	475,000	890,000	1,365,000	589,000	1,103,600	1,692,600
Rural Cellular Corp., 9.875%, 2/1/2010	218,000	395,000	613,000	219,635	397,963	617,598
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	168,000	305,000	473,000	141,540	256,963	398,503
Triton PCS, Inc., 8.5%, 6/1/2013	255,000	465,000	720,000	233,962	426,637	660,599
Ubiquitel Operating Co., 9.875%, 3/1/2011	336,000	610,000	946,000	363,720	660,325	1,024,045
US Unwired, Inc., Series B, 10.0%, 6/15/2012	250,000	455,000	705,000	270,625	492,538	763,163
Western Wireless Corp., 9.25%, 7/15/2013	69,000	125,000	194,000	73,485	133,125	206,610

				11,147,914	20,359,065	31,506,979

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Utilities 4.2%
AES Corp., 144A, 8.75%, 5/15/2013	145,000	265,000	410,000	167,474	306,075	473,549
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012	214,000	390,000	604,000	241,285	439,725	681,010
144A, 10.25%, 11/15/2007	4,000	—	4,000	4,600	—	4,600
Aquila, Inc., 14.875%, 7/1/2012	111,000	200,000	311,000	152,070	274,000	426,070
Calpine Corp.:
8.25%, 8/15/2005	239,000	430,000	669,000	233,622	420,325	653,947
144A, 8.5%, 7/15/2010	315,000	570,000	885,000	231,525	418,950	650,475
CMS Energy Corp., 8.5%, 4/15/2011	330,000	595,000	925,000	374,550	675,325	1,049,875
DPL, Inc., 6.875%, 9/1/2011	834,000	1,510,000	2,344,000	909,060	1,645,900	2,554,960
Illinova Corp., 11.5%, 12/15/2010	416,000	756,000	1,172,000	493,345	896,559	1,389,904
Midwest Generation LLC, 8.75%, 5/1/2034	149,000	270,000	419,000	168,743	305,775	474,518
NorthWestern Corp., 144A, 5.875%, 11/1/2014	165,000	290,000	455,000	170,156	299,063	469,219
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	1,033,000	1,880,000	2,913,000	1,137,591	2,070,350	3,207,941
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	86,000	155,000	241,000	98,040	176,700	274,740
10.0%, 10/1/2009	126,000	230,000	356,000	151,830	277,150	428,980
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	464,000	840,000	1,304,000	498,800	903,000	1,401,800

				5,032,691	9,108,897	14,141,588

Total Corporate Bonds (Cost $84,405,708, $150,679,211 and $235,084,909, respectively)				86,413,482	152,706,344	239,119,826

Foreign Bonds—US$ Denominated 19.2%
Alestra SA de RL de CV, 8.0%, 6/30/2010	84,000	150,000	234,000	68,040	121,500	189,540
Antenna TV SA, 9.0%, 8/1/2007	218,000	382,000	600,000	220,180	385,820	606,000
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	500,000	750,000	1,250,000	583,750	875,625	1,459,375
Avecia Group PLC, 11.0%, 7/1/2009	769,000	1,375,000	2,144,000	722,860	1,292,500	2,015,360
Axtel SA, 11.0%, 12/15/2013	383,000	695,000	1,078,000	398,320	722,800	1,121,120

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Biovail Corp., 7.875%, 4/1/2010	130,000	230,000	360,000	134,875	238,625	373,500
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	86,000	155,000	241,000	96,320	173,600	269,920
Calpine Canada Energy Finance, 8.5%, 5/1/2008	586,000	1,060,000	1,646,000	360,390	651,900	1,012,290
Cascades, Inc., 7.25%, 2/15/2013	467,000	850,000	1,317,000	504,360	918,000	1,422,360
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	407,000	720,000	1,127,000	398,860	705,600	1,104,460
Citigroup Global (Severstal), 8.625%, 2/24/2009	57,000	120,000	177,000	56,407	118,752	175,159
Conproca SA de CV, 12.0%, 6/16/2010	248,000	450,000	698,000	314,960	571,500	886,460
Corp. Durango SA:
13.125%, 8/1/2006	95,000	190,000	285,000	58,900	117,800	176,700
144A, 13.75%, 7/15/2009	315,000	555,000	870,000	195,300	344,100	539,400
CP Ships Ltd., 10.375%, 7/15/2012	316,000	555,000	871,000	364,190	639,638	1,003,828
Crown Euro Holdings SA, 10.875%, 3/1/2013	220,000	395,000	615,000	261,250	469,062	730,312
Dominican Republic, 144A, 9.04%, 1/23/2013	143,000	260,000	403,000	116,009	210,925	326,934
Dresdner Bank (Kyivstar), 144A, 10.375%, 8/17/2009	101,000	200,000	301,000	111,605	221,000	332,605
Eircom Funding, 8.25%, 8/15/2013	315,000	570,000	885,000	350,437	634,125	984,562
Embratel, Series B, 11.0%, 12/15/2008	285,000	510,000	795,000	317,063	567,375	884,438
Esprit Telecom Group PLC:
10.875%, 6/15/2008	—	110,000	110,000	—	11	11
11.5%, 12/15/2007	—	330,000	330,000	—	33	33
Fage Dairy Industry SA, 9.0%, 2/1/2007	1,556,000	1,425,000	2,981,000	1,563,780	1,432,125	2,995,905
Federative Republic of Brazil, 8.875%, 10/14/2019	323,000	585,000	908,000	318,963	577,688	896,651
Flextronics International Ltd., 6.5%, 5/15/2013	212,000	380,000	592,000	222,600	399,000	621,600
Gaz Capital SA, 144A, 8.625%, 4/28/2034	248,000	525,000	773,000	275,900	584,062	859,962
Gazprom OAO, 144A, 9.625%, 3/1/2013	264,000	440,000	704,000	303,600	506,000	809,600
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	108,000	190,000	298,000	109,080	191,900	300,980
Grupo Iusacell SA de CV, Series B, 10.0%, 12/29/2049	67,000	117,000	184,000	44,890	78,390	123,280

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Grupo Posadas SA de CV, 144A, Series A, 8.75%, 10/4/2011	126,000	230,000	356,000	129,150	235,750	364,900
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	659,000	1,435,000	2,094,000	691,950	1,506,750	2,198,700
11.75% to 6/15/2009	417,000	760,000	1,177,000	424,297	773,300	1,197,597
12.5%, 6/15/2012	337,000	412,000	749,000	382,495	467,620	850,115
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	417,000	750,000	1,167,000	421,170	757,500	1,178,670
Innova S. de R.L., 9.375%, 9/19/2013	252,000	455,000	707,000	280,350	506,188	786,538
INTELSAT, 6.5%, 11/1/2013	337,000	605,000	942,000	288,989	518,807	807,796
ISPAT Inland ULC, 9.75%, 4/1/2014	378,000	685,000	1,063,000	459,270	832,275	1,291,545
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	411,000	745,000	1,156,000	468,540	849,300	1,317,840
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	530,000	940,000	1,470,000	593,600	1,052,800	1,646,400
LeGrand SA, 8.5%, 2/15/2025	287,000	520,000	807,000	329,333	596,700	926,033
LG Telecom Ltd., 144A, 8.25%, 7/15/2009	230,000	415,000	645,000	244,991	442,050	687,041
Luscar Coal Ltd., 9.75%, 10/15/2011	365,000	665,000	1,030,000	416,100	758,100	1,174,200
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	592,000	1,065,000	1,657,000	597,920	1,075,650	1,673,570
Mizuho Financial Group, 8.375%, 12/29/2049	229,000	380,000	609,000	249,587	414,162	663,749
Mobifon Holdings BV, 12.5%, 7/31/2010	515,000	875,000	1,390,000	610,275	1,036,875	1,647,150
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	220,000	395,000	615,000	224,950	403,888	628,838
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	441,000	800,000	1,241,000	385,875	700,000	1,085,875
Nortel Networks Corp., 6.875%, 9/1/2023	231,000	180,000	411,000	214,830	167,400	382,230
Nortel Networks Ltd., 6.125%, 2/15/2006	1,121,000	2,025,000	3,146,000	1,146,222	2,070,562	3,216,784
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	1,305,063	2,330,036	3,635,099	1,487,772	2,656,241	4,144,013
Republic of Argentina:
11.375%, 3/15/2010	271,000	955,000	1,226,000	83,332	293,662	376,994
Series BGL5, 11.375%, 1/30/2017	120,000	475,000	595,000	38,100	150,813	188,913
11.75% with various maturities from 4/7/2009 until 12/31/2049	65,000	560,000	625,000	19,988	173,775	193,763

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
11.76%, 12/31/2049*	120,000	—	120,000	37,800	—	37,800
Series 2031, 12.0%, 6/19/2031	89,040	153,700	242,740	26,578	45,879	72,457
12.375%, 2/21/2012	174,000	485,000	659,000	53,940	150,350	204,290
Republic of Turkey:
7.25%, 3/15/2015	179,000	325,000	504,000	179,000	325,000	504,000
9.0%, 6/30/2011	115,000	230,000	345,000	127,794	255,587	383,381
9.5%, 1/15/2014	80,000	120,000	200,000	91,800	137,700	229,500
Republic of Uruguay:		125,000	125,000		110,000	110,000
7.5%, 3/15/2015	69,000	—	—	60,720	—	—
7.875%, 1/15/2033 (PIK)	99	999	1,098	80	812	892
Rhodia SA:						—
7.625%, 6/1/2010	204,000	365,000	569,000	199,920	357,700	557,620
8.875%, 6/1/2011	197,000	355,000	552,000	184,195	331,925	516,120
10.25%, 6/1/2010	111,000	205,000	316,000	120,435	222,425	342,860
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	230,000	415,000	645,000	219,650	396,325	615,975
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	130,000	230,000	360,000	107,419	190,049	297,468
Secunda International Ltd., 144A, 9.76%, 9/1/2012	170,000	305,000	475,000	167,450	300,425	467,875
Shaw Communications, Inc.:			—			—
Series B, 7.2%, 12/15/2011	86,000	70,000	156,000	94,600	77,000	171,600
Series B, 7.25%, 4/6/2011	187,000	435,000	622,000	205,700	478,500	684,200
Series B, 8.25%, 4/11/2010	638,000	1,140,000	1,778,000	732,105	1,308,150	2,040,255
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	162,000	315,000	477,000	168,075	326,813	494,888
Sistema Capital SA, 144A, 8.875%, 1/28/2011	52,000	95,000	147,000	53,170	97,138	150,308
Stena AB, 9.625%, 12/1/2012	111,000	200,000	311,000	125,014	225,250	350,264
Supercanal Holding SA, 11.5%, 5/15/2005*	464,000	—	464,000	13,920	—	13,920
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	611,000	1,085,000	1,696,000	464,360	824,600	1,288,960
Tembec Industries, Inc., 8.5%, 2/1/2011	1,096,000	1,955,000	3,051,000	1,120,660	1,998,987	3,119,647
Vicap SA, 11.375%, 5/15/2007	113,000	180,000	293,000	114,130	181,800	295,930
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	176,000	320,000	496,000	174,240	316,800	491,040

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	283,000	545,000	828,000	273,095	525,925	799,020

Total Foreign Bonds—US$ Denominated (Cost $23,079,366, $39,668,687 and $62,748,053, respectively)				23,777,825	41,374,764	65,152,589

Foreign Bonds—Non US$ Denominated 2.5%
Cablecom Luxembourg SCA, 144A, 9.375%, 4/15/2014	342,000	665,000	1,007,000	458,968	897,244	1,356,212
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014	297,000	530,000	827,000	391,022	701,540	1,092,562
Huntsman International LLC, 10.125%, 7/1/2009	287,000	515,000	802,000	383,332	691,565	1,074,897
Ispat Europe Group SA, 11.875%, 2/1/2011	715,000	1,195,000	1,910,000	1,041,395	1,749,887	2,791,282
Mexican Fixed Rate Bonds, Series MI10, 8.0%, 12/19/2013	4,755,000	7,878,500	12,633,500	361,756	598,830	960,586
Republic of Argentina:
8.0%, 2/26/2008	220,000	355,000	575,000	81,156	131,663	212,819
Series FEB, 8.0%, 2/26/2008	145,000	260,000	405,000	54,412	98,092	152,504
10.25%, 2/6/2049	593,098	398,808	991,906	221,620	149,823	371,443
10.5%, 11/14/2049	380,401	168,726	549,127	140,328	62,577	202,905
11.25%, 4/10/2006	177,930	153,388	331,318	69,032	59,831	128,863
12.0%, 9/19/2016	16,873	25,565	42,438	6,278	9,563	15,841
TRW Automotive, Inc., 11.75%, 2/15/2013	145,000	255,000	400,000	217,648	384,821	602,469
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014	152,000	265,000	417,000	190,451	333,825	524,276

Total Foreign Bonds—Non US$ Denominated (Cost $3,183,971, $5,183,378 and $8,367,349, respectively)				3,617,398	5,869,261	9,486,659

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP, “D1”, Series 1, 13.054%, 10/31/2007	—	1,000,000	1,000,000	—	1,040,600	1,040,600
MMCA Automobile Trust, “B”, Series 2002-2, 4.67%, 3/15/2010	181,840	328,218	510,058	179,873	324,666	504,539

Total Asset Backed (Cost $171,166, $1,327,128 and $1,498,294, respectively)				179,873	1,365,266	1,545,139

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Convertible Bond 0.4%
DIMON, Inc.:
6.25% with various maturities from 3/31/2007 until 3/31/2007	410,000	720,000	1,130,000	384,375	675,000	1,059,375
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	104,000	135,000	239,000	97,504	126,568	224,072
144A, Series EURO, 7.5%, 9/25/2006	—	35,000	35,000	—	32,814	32,814

Total Convertible Bond (Cost $470,660, $823,868 and $1,294,528, respectively)				481,879	834,382	1,316,261

Warrants 0.0%
Dayton Superior Corp., 144A*	620	—	620	6	—	6
DeCrane Aircraft Holdings, Inc., 144A	—	1,230	1,230	—	12	12
McLeod USA, Inc.*	1	—	1	—	—	—
Orbital Imaging Corp., 144A	—	700	700	—	—	—
TravelCenters of America, Inc.*	2,030	—	2,030	10,150	—	10,150

Total Warrants (Cost $12,414, $0 and $12,414, respectively)				10,156	12	10,168

Preferred Stocks 0.6%
Paxson Communications Corp., 14.25% (PIK)	56	98	154	425,600	744,800	1,170,400
TNP Enterprises, Inc. 14.5%, “D”, (PIK), 14.25%, 4/1/2011	2,200	3,850	6,050	253,000	442,750	695,750

Total Preferred Stocks (Cost $729,282, $1,240,197and $1,969,479, respectively)				678,600	1,187,550	1,866,150

Convertible Preferred Stocks 0.5%
Hercules Trust II, 6.50%
Total Convertible Preferred Stocks (Cost $516,420, $794,267 and $1,310,687, respectively)	681	1,240	1,921	544,800	992,000	1,536,800
Other 0.0%
SpinCycle, Inc., “F” (Common Stock Unit)		16	16	—	90	90
SpinCycle, Inc., (Common Stock Unit)		2,283	2,283	—	12,853	12,853

Total Other (Cost $5,579)				—	12,943	12,943

Securities Lending Collateral 13.5%
Daily Assets Fund Institutional, 2.01%

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Total Securities Lending Collateral (Cost $3,129,010, $42,716,133 and $45,845,143, respectively)	3,129,010	42,716,133	45,845,143	3,129,010	42,716,133	45,845,143
Cash Equivalents 3.9%
Scudder Cash Management QP Trust, 1.97%
Total Cash Equivalents (Cost $3,826,275, $9,226,308 and $13,052,583, respectively)	3,826,275	9,226,308	13,052,583	3,826,275	9,226,308	13,052,583
Total Investment Portfolio (Cost $119,524,272, $253,060,025 and $372,584,297, respectively)				122,659,298	256,808,454	379,467,752
Other Assets and Liabilities, Net				(131,289)	(39,506,902)	(39,638,191)

Net Assets				122,528,009	217,301,552	339,829,561

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of October 31, 2004 and of Scudder High Income Plus Fund on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1).

	High Income Opportunity Fund	High Income Plus Fund	Pro Forma Adjustments	High Income Plus Fund Pro Forma Combined
Net assets
Class A Shares	$24,127,744	—	—	$24,127,744
Class B Shares	$8,924,728	—	—	$8,924,728
Class C Shares	$6,563,854	—	—	$6,563,854
Class Institutional Shares	—	$32,612,116	—	$32,612,116
Class AARP Shares	$55,090,974	—	—	$55,090,974
Class S Shares	$122,594,252	—	—	$122,594,252
Premier Class	—	$35,348,369		$35,348,369
Investment Class	—	$54,567,524	—	$54,567,524

Total Net assets	$217,301,552	$122,528,009	—	$339,829,561

(1)	Assumes the merger had been consummated on October 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder High Income Plus Fund will be received by the shareholders of the Scudder High Income Opportunity Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder High Income Plus Fund that actually will be received on or after such date.

	High Income Opportunity Fund	High Income Plus Fund	Pro Forma Adjustments	High Income Plus Fund Pro Forma Combined
Shares outstanding
Class A Shares	2,566,931	—	546,326	3,113,257
Class B Shares	949,850	—	201,728	1,151,578
Class C Shares	698,009	—	148,940	846,949
Class Institutional Shares	—	4,207,337	—	4,207,337
Class AARP Shares	5,821,826	—	1,286,687	7,108,513
Class S Shares	13,045,373	—	2,773,240	15,818,613
Premier Class	—	4,565,383	—	4,565,383
Investment Class	—	7,034,751	—	7,034,751
Net asset value per share
Class A Shares	$9.40	—	—	$7.75
Class B Shares	$9.40	—	—	$7.75
Class C Shares	$9.40	—	—	$7.75
Class Institutional Shares	—	$7.75	—	$7.75
Class AARP Shares	$9.46	—	—	$7.75
Class S Shares	$9.40	—	—	$7.75
Premier Class	—	$7.74	—	$7.74
Investment Class	—	$7.76	—	$7.76

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED CONDENSED STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004 (UNAUDITED)

	High Income Opportunity Fund	High Income Plus Fund	Pro Forma Adjustments	High Income Plus Fund Pro Forma Combined
Investments, at value	$256,808,454	$122,659,298	—	$379,467,752
Cash	—	$32,996	—	$32,996
Other assets less liabilities	$(39,506,902)	$(164,285)	—	$(39,671,187)

Total Net assets	$217,301,552	$122,528,009	—	$339,829,561

Net assets
Class A Shares	$24,127,744	—	—	$24,127,744
Class B Shares	$8,924,728	—	—	$8,924,728
Class C Shares	$6,563,854	—	—	$6,563,854
Class Institutional Shares	—	$32,612,116	—	$32,612,116
Class AARP Class	$55,090,974	—	—	$55,090,974
Class S Shares	$122,594,252	—	—	$122,594,252
Premier Class	—	$35,348,369	—	$35,348,369
Investment Class	—	$54,567,524	—	$54,567,524

Total Net Assets	$217,301,552	$122,528,009	—	$339,829,561

Shares outstanding
Class A Shares	2,566,931	—	546,326	3,113,257
Class B Shares	949,850	—	201,728	1,151,578
Class C Shares	698,009	—	148,940	846,949
Class Institutional Shares	—	4,207,337	—	4,207,337
Class AARP Class	5,821,826	—	1,286,687	7,108,513
Class S Shares	13,045,373	—	2,773,240	15,818,613
Premier Class		4,565,383	—	4,565,383
Investment Class	—	7,034,751	—	7,034,751
Net asset value per share
Class A Shares	$9.40	—	—	$7.75
Class B Shares	$9.40	—	—	$7.75
Class C Shares	$9.40	—	—	$7.75
Class Institutional Shares	—	$7.75	—	$7.75
Class AARP Class	$9.46	—	—	$7.75
Class S Shares	$9.40	—	—	$7.75
Premier Class	—	$7.74	—	$7.74
Investment Class	—	$7.76	—	$7.76

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004 (UNAUDITED)

	High Inome Opportunity Fund	High Income Plus Fund	Pro Forma Adjustments		High Income Plus Fund Pro Forma Combined
Investment Income:
Interest and dividend income	$18,365,480	$28,219,099	$—		$46,584,579

Total Investment Income	18,365,480	28,219,099	—		46,584,579
Expenses
Management fees	1,145,487	1,581,094	(191,811	)(2)	2,534,770
Administrative Fee	234,051		(234,051	)(3)	—
Administrative Service Fee		327,306	381,740	(3)	709,046
Services to Shareholders	207,897	—	(207,897	)(3)	—
Custodian and Accounting Fees	129,032	38,744	(121,178	)(3)	46,598
Distribution Service Fees	201,045	59,619	—		260,664
Auditing	40,874	61,902	(39,696	)(3)	63,080
Legal	26,964	65,153	17,995	(3)	110,112
Trustees fees and expenses	3,283	23,745	(3,131	)(3)	23,897
Reports to Shareholders	21,614	22,288	(3,528	)(3)	40,374
Registration Fees	34,882	48,877	(37,311	)(3)	46,448
Interest Expense	182,972	—	—		182,972
Other	20,326	61,161	(27,037	)(3)	54,450

Total expenses before reductions	2,248,427	2,289,889	(465,905)		4,072,411
Expense reductions	(28,234)	(599,388)	478,309	(4)	(149,317)

Expenses, net	2,220,193	1,690,501	12,404		3,923,094

Net investment income	16,145,287	26,528,598	(12,404)		42,661,485

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	2,110,449	28,455,205	—		30,565,654
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	5,294,964	(16,163,254)	—		(10,868,290)

Net increase (decrease) in net assets resulting from operations	$23,550,700	$38,820,549	$(12,404)		$62,358,845

Notes to Pro Forma Combined Financial Statements

(Unaudited)

October 31, 2004

1.

These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of October 31, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended October 31, 2004 for Scudder High Income Opportunity Fund and Scudder High Income

Plus Fund as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Scudder High Income Opportunity Fund in exchange for shares of Scudder High Income Plus Fund at net asset value. Following the acquisition, Scudder High Income Plus Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of each Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which may take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset vale each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees of each Fund.

Federal Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder High Income Plus Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the application of Scudder High Income Plus Fund's lower management fee agreement to the pro forma combined average daily net assets.

3.	Represents estimated increases (decreases) in expenses resulting from the merger.

4.	Represents decrease in expense reductions as a result of the overall decrease in expenses resulting from the merger.

SCUDDER

INVESTMENTS

Taxable Income I

Classes A, B and C

Prospectus

February 1, 2005

Scudder High Income Plus Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies that it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C
fund number	—	—	—

Scudder High Income Plus Fund

The Fund’s Main Investment Strategy

The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The fund’s investments in fixed income securities may be of any credit quality and may include securities not paying interest currently and securities in default. The fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment-grade fixed income securities. The fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the fund’s investment objectives are not readily available for purchase. The fund may also purchase securities on a when-issued basis and engage in short sales.

The fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure.

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options, forward currency transactions and credit default swaps. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a bottom-up approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund’s average portfolio maturity may vary and may be shortened by certain of the fund’s securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

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The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Repayment may reduce the fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below market interest rate, increasing the fund’s duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking higher current income than investment grade bond funds and who are willing to accept significantly greater short-term fluctuation in their investment.

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Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

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•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

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Other factors that could affect performance include:

•	the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and

•	short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is February 1, 2005. In the bar chart, the performance figures for Class A before inception are based on the historical performance of the fund’s original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A. In the table, the performance figures before the applicable inception date are based on the historical performance of the fund’s original share class (Institutional Class) adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges for Class A, B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Plus Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999	15.17
2000	-7.62
2001	8.31
2002	-0.44
2003	25.19
2004	11.92

For the periods included in the bar chart:

Best Quarter: 8.89%, Q2 2003	Worst Quarter: -8.70%, Q4 2000

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Since Inception*
Class A
Return before Taxes	6.89	5.92	6.16
Return after Taxes on Distributions	-0.73	-4.31	-4.26
Return after Taxes on Distributions and Sale of Fund Shares	-1.90	-3.72	-3.63
Class B (Return before Taxes)	8.07	5.96	6.07
Class C (Return before Taxes)	11.05	6.07	6.05
Index (reflects no deductions for fees, expenses or taxes)**	11.95	8.17	6.12

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

*	Inception date for Institutional Class was March 16, 1998.
**	Index comparison begins on March 31, 1998.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.50%		None	None
Maximum Deferred Sales Charge (Load) (as % of redemption proceeds)	None	^1	4.00%	1.00%
Redemption/Exchange fee, on shares owned less than 60 days (as % of redemption proceeds)^2	2.00		2.00	2.00

Annual Operating Expenses, deducted from fund assets
Management Fee	0.50%		0.50%	0.50%
Distribution/Service (12b-1) Fee	0.25		1.00	1.00
Other Expenses^3	0.32		0.33	0.33
Total Annual Operating Expenses	1.07		1.83	1.83

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed during the next 6 months following purchase.
^2	This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see “Policies about transactions” for further information.
^3	Estimated since no Class A, B or C shares were issued as of the fund’s fiscal year end.

Based on the costs above, this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$554	$775	$1,014	$1,697
Class B shares	586	876	1,190	1,766
Class C shares	286	576	990	2,148

Expenses, assuming you kept your shares
Class A shares	$554	$775	$1,014	$1,697
Class B shares	186	576	990	1,766
Class C shares	186	576	990	2,148

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Other Policies and Risks

While the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval.

•	As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgement by the advisor that the unrated security is of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security’s credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

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The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund’s Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. (“DeAM, Inc.”), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

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The investment advisor

DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund’s investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.

DeAM, Inc. receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:

Fund Name	Fee Paid
Scudder High Income Plus Fund*	0.37%

*	Reflecting the effects of expense limitations and/or fee waivers then in effect.

The portfolio manager

The following person handles the day-to-day management of the fund.

Andrew Cestone

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

•	Joined Deutsche Asset Management and the fund in March 1998.

•	Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

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Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

Since there were no Class A, B or C shares of Scudder High Income Plus Fund issued at the fund’s fiscal year end, no financial highlights are available.

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How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features		Points to help you compare
Class A

•	Sales charges of up to 4.50%, charged when you buy shares	•	Some investors may be able to reduce or eliminate their sales charges; see next page

•	In most cases, no charges when you sell shares	•	Total annual expenses are lower than those for Class B or Class C

•	Up to 0.25% annual shareholder servicing fee

Class B

•	No sales charges when you buy shares	•	The deferred sales charge rate falls to zero after six years

•	Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years	•	Shares automatically convert to Class A after six years, which means lower annual expenses going forward

•	0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

Class C

•	No sales charges when you buy shares	•	The deferred sales charge rate is lower, but your shares never convert to Class A, so annual expenses remain higher

•	Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

•	0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor or its affiliates may provide compensation to financial advisors for distribution, administrative and promotional services. Financial advisors may also receive compensation from the fund for the services they provide to their clients.

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Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Sales charge as a % of offering price*	Sales charge as a % of your net investment
Up to $100,000	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $100,000 (“Cumulative Discount”)

•	you are investing a total of $100,000 or more in Class A shares of several retail Scudder funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

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For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

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There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of the fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

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Class C shares

With Class C shares, you pay no up-front sales charges to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. also deduct a shareholder servicing fee of up to 0.25% of class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares do not have an up-front sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

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How to Buy Class A, B and C Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments

$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$500 or more for IRAs	$50 or more with an Automatic Investment Plan

$50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	•	Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application	•	Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below

• Send it to us at the appropriate address, along with an investment check	•	If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	•	Call (800) 621-1048 for instructions

By phone

Not available	•	Call (800) 621-1048 for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	•	To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	•	Call (800) 621-1048 to establish Internet access

	•	Go to www.scudder.com and register

	•	Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: (800) 821-6234 (for exchanging and selling only)

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How to Exchange or Sell Class A, B or C Shares Use these instructions to exchange or sell shares in your account.

Exchanging into another fund		Selling shares
$1,000 or more to open a new account ($500 for IRAs)		Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 32

$50 or more for exchanges between existing accounts

Through a financial advisor

•	Contact your advisor by the method that’s most convenient for you	•	Contact your advisor by the method that’s most convenient for you

By phone or wire

•	Call (800) 621-1048 for instructions	•	Call (800) 621-1048 for instructions

By mail, express mail or fax (see previous page)

Write a letter that includes:			Write a letter that includes:

•	the fund, class and account number you’re exchanging out of	•	the fund, class and account number from which you want to sell shares

•	the dollar amount or number of shares you want to exchange	•	the dollar amount or number of shares you want to sell

•	the name and class of the fund you want to exchange into	•	your name(s), signature(s) and address, as they appear on your account

•	your name(s), signature(s) and address, as they appear on your account	•	a daytime telephone number

•	a daytime telephone number

With an automatic exchange plan

•	To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available		•	To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet

•	Call (800) 621-1048 to establish Internet access	•	Call (800) 621-1048 to establish Internet access

•	Go to www.scudder.com and log in	•	Go to www.scudder.com and log in

•	Follow the instructions for making on-line exchanges	•	Follow the instructions for making on-line redemptions

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Class A, Class B and Class C shares. The fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

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Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”).

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund’s policies include:

•	Effective February 1, 2005, the fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	The fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	The fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the fund calculates share price.”)

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When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund’s market timing policies and procedures may be modified or terminated at any time.

Redemption fees. Effective February 1, 2005, the fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 60 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

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The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The fund expects that the waiver for certain group retirement plans will be eliminated over time as the plans’ operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

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QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don’t affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

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There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds’ distributor, that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder.

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You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

Effective February 1, 2005, the fund may charge a short-term redemption fee equal to 2.00% of the value of Class A, B or C shares redeemed or exchanged within 60 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

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We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures”.)

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

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•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month or, in any case where a fall in share price created the low balance).

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

•	Income dividends: The fund accrues dividends daily and pays them monthly.

•	Short-term and long-term capital gains: The fund will pay these in November or December, or otherwise as needed.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.

The tax status of the fund’s earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at long-term capital gain rates:		Generally taxed at ordinary income rates:
Distributions from the fund

•	gains from the sale of securities held by the fund for more than one year	•	gains from the sale of securities held by the fund for one year or less

•	qualified dividend income	•	all other income

Transactions involving fund shares

•	gains from selling fund shares held for more than one year	•	gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for the lower rates to apply.

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For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

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To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com (800) 621-1048	Public Reference Section Washington, D.C. 20549-0102 www.sec.gov (202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER

INVESTMENTS

SEC File Number:
A Member of Deutsche Asset Management [LOGO]	Scudder High Income Plus Fund 811-8006

40

SCUDDER

INVESTMENTS

Taxable Income I

Class AARP and Class S Shares

Prospectus

February 1, 2005

Scudder High Income Plus Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Fund Works

How the Fund Works

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

This prospectus offers two classes of shares. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

	Class AARP	Class S
fund number	—	—

Scudder High Income Plus Fund

The Fund’s Main Investment Strategy

The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The fund’s investments in fixed income securities may be of any credit quality and may include securities not paying interest currently and securities in default. The fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment-grade fixed income securities. The fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the fund’s investment objectives are not readily available for purchase. The fund may also purchase securities on a when-issued basis and engage in short sales.

The fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure.

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options, forward currency transactions and credit default swaps. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

4

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a bottom-up approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund’s average portfolio maturity may vary and may be shortened by certain of the fund’s securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

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The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. repayment may reduce the fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below market interest rate, increasing the fund’s duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking higher current income than investment grade bond funds and who are willing to accept significantly greater short-term fluctuation in their investment.

6

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

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•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

8

Other factors that could affect performance include:

•	the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and

•	short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

9

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class S and AARP shares is February 1, 2005. In the bar chart, and table the performance figures for Class S before inception are based on the historical performance of the fund’s original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class S.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and will vary for Class AARP. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Plus Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999	15.49
2000	-7.37
2001	8.61
2002	-0.17
2003	25.53
2004	12.23

For the periods included in the bar chart:

Best Quarter: 8.96%, Q2 2003	Worst Quarter: - 8.64%, Q4 2000

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Since Inception*
Class S
Return before Taxes	12.23	7.19	7.17
Return after Taxes on Distributions	4.23	-3.17	-3.35
Return after Taxes on Distributions and Sale of Fund Shares	2.91	-2.61	-2.75
Class AARP (Return before Taxes)	12.23	7.19	7.17
Index (reflects no deductions for fees, expenses or taxes)**	11.95	8.17	6.12

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

*	Inception date for Institutional Class was March 16, 1998.
**	Index comparison begins on March 31, 1998.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2577 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

11

How Much Investors Pay

This fund’s Class AARP and Class S shares have no sales charge or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses and as a shareholder of Class AARP or Class S shares, you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption/Exchange fee, on shares owned less than 30 days (as % of amount redeemed, if applicable)^1	2.00%	2.00%
Annual Operating Expenses, deducted from fund assets
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fee	None	None
Other Expenses^2	0.30	0.30

Total Annual Operating Expenses^2	0.80	0.80

^1	This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see “Policies about transactions” for further information.
^2	Estimated since no Class AARP or Class S shares were issued as of the fund’s fiscal year end.

Based on the costs above, this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP	$82	$255	$444	$990
Class S	82	255	444	990

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Other Policies and Risks

While the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval.

•	As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgment by the advisor that the unrated security is of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security’s credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

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The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund’s Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

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Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. (“DeAM, Inc.”), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund’s investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.

DeAM, Inc. receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:

Fund Name	Fee Paid
Scudder High Income Plus Fund*	0.37%

*	Reflecting the effects of expense limitations and/or fee waivers then in effect.

15

AARP through its affiliate, AARP Services, Inc., monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Scudder High Income Plus Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio manager

The following person handles the day-to-day management of the fund.

Andrew Cestone

Managing Director of Deutsche Asset

Management and Lead Manager of the fund.

•	Joined Deutsche Asset Management and the fund in March 1998.

•	Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

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Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

Since there were no Class S or Class AARP shares of Scudder High Income Plus Fund issued at the fund’s fiscal year end, no financial highlights are available.

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How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.

As noted earlier, there are two classes of shares of the fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “The AARP Investment Program.”

First investment	Additional investments
$1,000 or more for regular accounts	$50 minimum for regular accounts and
IRA accounts

$500 or more for IRAs
$50 minimum with an Automatic

$500 or more with an Automatic	Investment Plan, Payroll Deduction or
Investment Plan	Direct Deposit

By mail or express mail (see below)

• For enrollment forms, call 1-800-253-2277	Send a personalized investment slip or short note that includes:

• Fill out and sign an enrollment form	•	fund and class name

• Send it to us at the appropriate address, along with an investment check	•	account number
	•	check payable to “The AARP Investment Program”
By wire

• Call 1-800-253-2277 for instructions	•	Call 1-800-253-2277 for instructions

By phone

Not available	•	Call 1-800-253-2277 for instructions

With an automatic investment plan

• Fill in the information required on your enrollment form and include a voided check	•	To set up regular investments from a bank checking account, call 1-800-253-2277

Payroll Deduction or Direct Deposit

• Select either of these options on your enrollment form and submit it. You will receive further instructions by mail	•	Once you specify a dollar amount (minimum $50), investments are automatic

Using QuickBuy

Not available	•	Call 1-800-253-2277 to speak to a representative

	•	or, to use QuickBuy on the Easy-Access Line, call 1-800-631-4636 and follow the instructions on how to purchase shares
On the Internet

• Go to “services and forms - How to open an account” at aarp.scudder.com	•	Call 1-800-253-2277 to ensure you have electronic services

• Print out a prospectus and an enrollment form	•	Register at aarp.scudder.com

• Complete and return the enrollment form with your check	•	Follow the instructions for buying shares with money from your bank account

Regular mail: The AARP Investment Program,

First Investment: PO Box 219735, Kansas City, MO 64121-9735

Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:

The AARP Investment Program, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: 1-800-821-6234 (for exchanging and selling only)

19

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 or more for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 29
$50 or more for exchanges between existing accounts

By phone

• Call 1-800-253-2277 for instructions	•	Call 1-800-253-2277 for instructions

Using Easy-Access Line

• Call 1-800-631-4636 and follow the instructions	•	Call 1-800-631-4636 and follow the instructions

By mail, express mail or fax (see previous page)

Your instructions should include:	Your instructions should include:

• your account number	•	your account number

• name of the fund, and the class and number of shares or dollar amount you want to exchange	•	name of the fund, and the class and number of shares or dollar amount you want to redeem

With an automatic withdrawal plan

Not available	•	To set up regular cash payments from an account, call 1-800-253-2277

Using QuickSell

Not available	•	Call 1-800-253-2277

On the Internet

• Register at aarp.scudder.com	Not available

• Go to “services and forms”

• Follow the instructions for making on-line exchanges

To reach us:	•	Web site aarp.scudder.com

	•	Program representatives 1-800-253-2277, M-F, 9 a.m. - 6 p.m. EST

	•	Confidential fax line 1-800-821-6234, always open

	•	TDD line 1-800-634-9454, M-F, 9 a.m. - 6 p.m. EST

Class AARP Services	•	AARP Lump Sum Service for planning and setting up a lump sum distribution
	•	AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

	•	AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

	•	For more information, please call 1-800-253-2277.

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How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “The Scudder Funds.”

First investment	Additional investments
$2,500 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$1,000 or more for IRAs
$1,000 or more with an Automatic Investment Plan	$50 or more with an Automatic Investment Plan

By mail or express mail (see below)

• Fill out and sign an application	Send a Scudder investment slip or short note that includes:

• Send it to us at the appropriate address, along with an investment check	•	fund and class name

	•	account number

	•	check payable to “The Scudder Funds”

By wire

• Call 1-800-SCUDDER for instructions	•	Call 1-800-SCUDDER for instructions

By phone

Not available	•	Call 1-800-SCUDDER for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	•	To set up regular investments from a bank checking account, call 1-800-SCUDDER

Using QuickBuy

Not available	•	Call 1-800-SCUDDER to speak to a representative

	•	or, to use QuickBuy on SAIL(TM), call 1-800-343-2890 and follow the instructions on how to purchase shares

On the Internet

• Go to “funds and prices” at myScudder.com	•	Call 1-800-SCUDDER to ensure you have electronic services

• Print out a prospectus and a new account application	•	Register at myScudder.com

• Complete and return the application with your check	•	Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO

64121-9664

Express, registered or certified mail:

Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: 1-800-821-6234 (for exchanging and selling only)

21

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares
$2,500 or more to open a new account ($1,000 or more for IRAs)	Some transactions, including most forover $100,000, can only be ordered in writing; if you’re in doubt, see page 29

$50 or more for exchanges between
existing accounts

By phone or wire

• Call 1-800-SCUDDER for instructions	•	Call 1-800-SCUDDER for instructions
Using SAIL(TM)

• Call 1-800-343-2890 and follow the	•	Call 1-800-343-2890 and follow the
instructions		instructions

By mail, express mail or fax
(see previous page)

Your instructions should include:	Your instructions should include:

• the fund, class and account number	•	the fund, class and account number
you’re exchanging out of		from which you want to sell shares

• the dollar amount or number of shares	•	the dollar amount or number of
you want to exchange		shares you want to sell

• the name and class of the fund you	•	your name(s), signature(s) and
want to exchange into		address, as they appear on your
account
• your name(s), signature(s) and
address, as they appear on your account	•	a daytime telephone number

• a daytime telephone number

With an automatic withdrawal plan

Not available	•	To set up regular cash payments from
a Scudder account, call
1-800-SCUDDER
Using QuickSell

Not available	•	Call 1-800-SCUDDER

On the Internet

• Register at myScudder.com	•	Register at myScudder.com

• Follow the instructions for making	•	Follow the instructions for making
on-line exchanges		on-line redemptions

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Class AARP or Class S shares. The fund has other share classes, which are described in separate prospectuses and which have different fees, requirements, and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

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Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”).

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund’s policies include:

•	Effective February 1, 2005, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	The fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	The fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund (see “How the fund calculates share price”).

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When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund’s market timing policies and procedures may be modified or terminated at any time.

Redemption fees. Effective February 1, 2005, the fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 60 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

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The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The fund expects that the waiver for certain group retirement plans will be eliminated over time as the plans’ operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

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Automated phone information is available 24 hours a day. You can use our automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares

Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636

For Class S shares

Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

We do not issue share certificates.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

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The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

29

How the fund calculates share prices

To calculate net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

Effective February 1, 2005, the fund may charge a short-term redemption fee equal to 2.00% of the value of Class S or Class AARP shares redeemed or exchanged within 60 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders ($500 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), $2,500 for Class S shareholders ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for Class S retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares or, in any case where a fall in share price created the low balance)

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•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

•	Income dividends: The fund accrues dividends daily and pays them monthly.

•	Short-term and long-term capital gains: The fund will pay these in November or December, or otherwise as needed.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

33

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.

The tax status of the fund’s earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at capital long-term gain rates:		Generally taxed at ordinary income rates:
Distributions from the fund

•	gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less

•	qualified dividend income	• all other income

Transactions involving fund shares

•	gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for the lower rates to apply.

34

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

35

Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from Scudder Investments (Class AARP)	Scudder Investments (Class S)	SEC
PO Box 219735	PO Box 219669	Public Reference Section
Kansas City, MO	Kansas City, MO	Washington, D.C.
64121-9735	64121-9669	20549-0102
aarp.scudder.com	myScudder.com	www.sec.gov
1-800-253-2277	1-800-SCUDDER	1-202-942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER

INVESTMENTS

A Member of Deutsche Asset Management [LOGO]	SEC File Number:
Scudder High Income Plus Fund 811-8006

SCUDDER

INVESTMENTS

Taxable Income II

Classes A, B and C

Prospectus

May 1, 2004

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder Short-Term Bond Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C
ticker symbol	SYOAX	SYOBX	SYOCX
fund number	447	647	747

Scudder High Income Opportunity Fund

The Fund’s Main Investment Strategy

The fund seeks to provide total return through high current income and capital appreciation. It does this by investing mainly in lower rated, higher yielding corporate bonds, often called junk bonds.

Under normal circumstances, the fund invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in US junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and generally have higher volatility and higher risk of default. The fund may invest up to 35% of net assets in bonds with higher credit quality, but normally invests less in them. The fund may also borrow for leverage purposes up to 20% of its total assets, including the amount borrowed.

Generally, most bonds in which the fund invests are from US issuers, but up to 25% of total assets could be in bonds denominated in US dollars or foreign currencies from foreign issuers. To enhance total return, the fund may invest up to 20% of total assets in common stocks and other equities, including, but not limited to, preferred stock, convertible securities and real estate investment trusts (REITs).

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

4

environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

The investment process involves using both a “top-down” approach, first focusing on sector allocations and considering macro trends in the economy and a “bottom-up” approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

In addition, the fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Portfolio Maturity. The manager intends to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The fund’s average portfolio maturity may vary and may be shortened by certain of the fund’s securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

5

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept risk of loss of principal and who are interested in the potential for high current income.

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Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country’s currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the fund may also invest in emerging markets, these political and market risks are even higher. Additionally, because the fund invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

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Derivatives Risk. The fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of economic trends, issuers, industries or other matters.

8

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 25, 2001. In the bar chart, the performance figures for Class A shares for the period prior to inception are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Classes A, B or C and the current applicable sales charges of Classes A and B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Opportunity Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1997	14.49
1998	4.23
1999	3.18
2000	-7.04
2001	3.30
2002	-1.36
2003	24.87

2004 Total Return as of March 31: 1.57%

For the periods included in the bar chart:

Best Quarter: 8.62%, Q2 2003	Worst Quarter: -5.93%, Q3 2001

9

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception*
Class A
Return before Taxes	19.25	3.11	5.73
Return after Taxes on Distributions	10.63	-1.54	1.23
Return after Taxes on Distributions and Sale of Fund Shares	5.70	-0.80	1.64
Class B (Return before Taxes)	21.02	3.12	5.53
Class C (Return before Taxes)	24.03	3.30	5.58
Index (reflects no deductions for fees, expenses or taxes)	27.94	6.44	7.13

Index: The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio, constructed to mirror the global high-yield debt market.

*	The fund commenced operations on 6/28/1996. Index comparisons begin on 6/30/1996.

In both the chart and the table, total returns from 1997-2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

10

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.50%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00%	1.00%
Annual Operating Expenses, deducted from fund assets
Management Fee	0.60%	0.60%	0.60%
Distribution/Service (12b-1) Fee	0.24	1.00	1.00
Other Expenses**	0.47	0.51	0.50

Total Annual Operating Expenses***	1.31	2.11	2.10

Less Expense Waiver***	0.03	0.02	0.01

Net Annual Fund Operating Expenses (after waiver)***	1.28	2.09	2.09

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.00% for Class A shares and 1.05% for Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$575	$844	$1,133	$1,955
Class B shares	612	959	1,332	2,048
Class C shares	312	657	1,128	2,430

Expenses, assuming you kept your shares
Class A shares	$575	$844	$1,133	$1,955
Class B shares	212	659	1,132	2,048
Class C shares	212	657	1,128	2,430

11

	Class A	Class B	Class C
ticker symbol	SZIAX	SZIBX	SZICX
fund number	463	663	763

Scudder Income Fund

The Fund’s Main Investment Strategy

The fund seeks to provide high income while managing its portfolio in a manner consistent with the prudent investment of shareholders’ capital. The fund primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the fund’s assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The fund normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The fund may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).

In addition, the fund may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investment in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default.

OTHER INVESTMENTS The fund may invest up to 10% of total assets in foreign currency related investments (e.g., forward foreign currency exchange contracts) for both non-hedging and hedging purposes.

In addition, the fund is permitted, but not required, to use various other types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

12

The investment advisor employs a team approach to allocate the fund’s assets among the various asset classes. The team includes members from the investment advisor and the subadvisor. In this prospectus, we refer to both as part of the investment advisor.

The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative attractiveness of purchase candidates in light of the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below:

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

13

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuer’s debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

14

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking a relatively high level of income and who can accept a moderate level of risk to their investment.

15

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

•	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers’ estimate of its value.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Market Risk. To the extent that the fund does invest in emerging markets to enhance overall returns, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

16

Derivatives Risk. The fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

17

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 25, 2001. In the bar chart, the performance figures for Class A shares for the period prior to inception are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Classes A, B or C and the current applicable sales charges of Classes A and B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Income Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1994	-4.67
1995	18.25
1996	3.15
1997	8.39
1998	5.84
1999	-1.73
2000	9.52
2001	5.61
2002	7.37
2003	4.74

2004 Total Return as of March 31: 2.77%

For the periods included in the bar chart:

Best Quarter: 5.91%, Q2 1995	Worst Quarter:-3.85%, Q1 1994

18

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	0.03	4.07	5.00
Return after Taxes on Distributions	-1.31	1.66	2.44
Return after Taxes on Distributions and Sale of Fund Shares	-1.57	1.74	2.53
Class B (Return before Taxes)	0.96	4.08	4.69
Class C (Return before Taxes)	4.06	4.35	4.80
Index (reflects no deductions for fees, expenses or taxes)	4.10	6.62	6.95

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged, market value-weighted measure of US Treasury and agency securities, corporate bond issues and mortgage-backed securities.

In both the chart and the table, total returns from 1998-2001 would have been lower if operating expenses hadn’t been reduced.

In both the chart and the table, total returns from 2000 would have been lower if fund losses hadn’t been reimbursed.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

19

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.50%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.53%	0.53%	0.53%
Distribution/Service (12b-1) Fee	0.24	1.00	0.99
Other Expenses**	0.27	0.41	0.39

Total Annual Operating Expenses***	1.04	1.94	1.91

Less Expense Waiver***	0.00	0.03	0.01

Net Annual Fund Operating Expenses (after waiver)***	1.04	1.91	1.90

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.84% for Class A shares and 0.90% for Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above (including for Class B and C shares, one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$551	$766	$998	$1,664
Class B shares	594	906	1,244	1,813
Class C shares	293	599	1,031	2,232

Expenses, assuming you kept your shares
Class A shares	$551	$766	$998	$1,664
Class B shares	194	606	1,044	1,813
Class C shares	193	599	1,031	2,232

20

	Class A	Class B	Class C
ticker symbol	SZBAX	SZBBX	SZBCX
fund number	422	622	722

Scudder Short-Term Bond Fund

The Fund’s Main Investment Strategy

The fund seeks to provide high income while managing its portfolio in a manner consistent with maintaining a high degree of stability of shareholders’ capital. It does this by investing mainly in high quality bonds with short remaining maturities.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of total assets in two types of bonds: US government securities (including those issued by agencies and instrumentalities) and debt securities in the top two grades of credit quality. The fund could invest up to 35% of total assets in bonds of the third and fourth credit grades, which are still considered investment-grade. It can’t buy any junk bonds, but is not required to sell bonds that were investment grade when purchased, but subsequently downgraded to junk bond status.

The fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, US government and agency bonds. Generally, most are from US issuers, but bonds of foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the fund’s assets, because of their potential to offer high yields while also meeting the fund’s quality policies.

Although the managers may adjust the fund’s dollar-weighted average maturity (the effective maturity of the fund’s portfolio), they will normally keep it at three years or less.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

21

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers’ creditworthiness.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund may make sense for investors who want higher yield than a money market fund and who can accept some risk to their principal.

22

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Derivatives Risk. The fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities price, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of economic trends, issuers, industries or other matters; and

•	foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

23

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 25, 2001. In the bar chart, the performance figures for Class A shares for the period prior to inception are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Classes A, B or C and the current applicable sales charges of Classes A and B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Short-Term Bond Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1994	-3.14
1995	10.44
1996	3.57
1997	5.87
1998	4.05
1999	1.29
2000	7.20
2001	6.36
2002	4.67
2003	2.36

2004 Total Return as of March 31: 1.24%

For the periods included in the bar chart:

Best Quarter: 3.77%, Q2 1995	Worst Quarter: -1.64%, Q4 1994

24

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	-0.46	3.78	3.92
Return after Taxes on Distributions	-1.75	1.78	2.00
Return after Taxes on Distributions and Sale of Fund Shares	-1.27	1.88	2.17
Class B (Return before Taxes)	-1.42	3.35	3.38
Class C (Return before Taxes)	1.66	3.57	3.41
Index (reflects no deductions for fees, expenses or taxes)*	2.81	5.79	5.90

Index: The Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years.

In both the chart and the table, total returns from 1998-2001 would have been lower if operating expenses hadn’t been reduced.

In both the chart and the table, total returns from 2000 would have been lower if fund losses hadn’t been reimbursed.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

25

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	2.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00%	1.00%
Annual Operating Expenses, deducted from fund assets
Management Fee	0.45%	0.45%	0.45%
Distribution/Service (12b-1) Fee	0.23	0.99	0.99
Other Expenses**	0.28	0.45	0.25

Total Annual Operating Expenses***	0.96	1.89	1.69

Less Expense Waiver***	0.00	0.23	0.03

Net Annual Fund Operating Expenses (after waiver)***	0.96	1.66	1.66

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 0.75% for Class A shares and 0.67% for Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above (including for Class B and Class C shares, one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$370	$572	$791	$1,421
Class B shares	569	872	1,200	1,725
Class C shares	269	530	915	1,995

Expenses, assuming you kept your shares
Class A shares	$370	$572	$791	$1,421
Class B shares	169	572	1,000	1,725
Class C shares	169	530	915	1,995

26

Other Policies and Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. For Scudder Short-Term Bond Fund, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy as described herein.

•	As a temporary defensive measure, a fund could shift up to 100% of assets into investments such as money market securities or other short-term instruments that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

27

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder High Income Opportunity Fund	0.60%
Scudder Income Fund	0.53%
Scudder Short-Term Bond Fund	0.45%

28

Subadvisor

Scudder Income Fund’s Board has approved a research and subadvisory agreement between DeIM and Deutsche Asset Management Investment Services Ltd. (“DeAMIS”). DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund’s portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM compensates DeAMIS out of the management fee it receives from the fund.

29

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Income Fund

Gary W. Bartlett

CFA, Managing Director of Deutsche

Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1992 and the fund in 2002.

•	Began investment career in 1982.

•	MBA, Drexel University.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1998 and the fund in 2002.

•	Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Warren S. Davis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2002.

•	Began investment career in 1985.

•	MBA, Drexel University.

Brett Diment

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1991 and the fund in 2002.

•	Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

•	Began investment career in 1991.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2002.

•	Began investment career in 1985.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1997 and the fund in 2002.

•	Prior to that, portfolio manager, Paine Webber (1984 to 1997).

•	Began investment career in 1979.

•	MBA, University of Chicago.

Stephen Ilott

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Head of Fixed Income in London.

•	Joined Deutsche Asset Management in 1998. Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

•	Joined the fund in 2004.

Paul Lambert

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2000 and the fund in 2004.

•	Prior to that, 10 years’ experience as an analyst of international and financial markets at the Bank of England, at UBS as a Senior Economist and most recently as Head of European Currency Strategy at Citibank.

William T. Lissenden

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2002 and the fund in 2003.

•	Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

•	MBA, Baruch College.

30

Scudder Income Fund (continued)

Catharine Peppiatt

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1993 and the fund in 2002.

•	Previously served as director of Global Fixed Income in London.

•	Portfolio manager and product manager for Core Plus Fixed Income: Philadelphia.

•	MA, Oxford University.

Bruce Rodio

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management and the fund in 2004.

•	Portfolio manager and product manager for Core Plus Fixed Income: Philadelphia.

•	Prior to that, fixed income portfolio specialist at Morgan Stanley Investment Management, from 1997 to 2004.

•	Began investment career in 1987.

•	MBA, Wharton School.

Daniel R. Taylor

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1998 and the fund in 2002.

•	Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

Timothy C. Vile

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1991 and the fund in 2002.

•	Prior to that, portfolio manager for fixed income portfolios at Equitable Capital Management.

•	Began investment career in 1984.

Ian Winship

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1997.

•	Prior to 1997, served as a fixed income portfolio manager at Scottish Amicable Investment Managers.

•	Head of Global Interest Rates Team: London.

•	Portfolio manager and analyst specializing in UK and European markets.

•	Joined the fund in 2004.

Scudder High Income Opportunity Fund

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Manager of the fund.

•	Joined Deutsche Asset Management in 1998 and the fund in 2002.

•	Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Scudder Short-Term Bond Fund

Sean McCaffrey

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1996 and the fund in 2002.

•	Head of Fixed Income Enhanced Strategies & Mutual Funds Group and portfolio manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates: New York.

•	MBA, Yale University.

William Chepolis

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1998 and the fund in 2002.

•	Previously worked at Norwest Bank Minnesota, N.A. (now Wells Fargo Bank) as a portfolio manager (1983-1988, 1993-1998) and foreign exchange currency and option trader from 1988 to 1995.

31

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder High Income Opportunity Fund — Class A

Years Ended January 31,	2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$8.19		$8.99		$9.48

Income (loss) from investment operations:
Net investment income^b	.75		.83		.52
Net realized and unrealized gain (loss) on investment transactions	1.20		(.82	)^c	(.51)

Total from investment operations	1.95		.01		.01

Less distributions from:
Net investment income	(.73)		(.81)		(.51)
Redemption fees .	00	***	.00	***	.01

Net asset value, end of period	$9.41		$8.19		$8.99

Total Return (%)^d	24.91		.40^	c	.31	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18		11		9
Ratio of expenses (%)	1.21		1.09		1.23	*
Ratio of net investment income (%)	8.53		9.91		9.24	*
Portfolio turnover rate (%)	173		117		61

^a	For the period from June 25, 2001 (commencement of operations of Class A shares) to January 31, 2002.

^b	Based on average shares outstanding during the period.

^c	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.

^d	Total return does not reflect the effect of any sales charge.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

32

Scudder High Income Opportunity Fund — Class B

Years Ended January 31,	2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$8.18		$8.99		$9.48

Income (loss) from investment operations:
Net investment income^b	.68		.76		.47
Net realized and unrealized gain (loss) on investment transactions	1.21		(.83	)^c	(.50)

Total from investment operations	1.89		(.07)		(.03)

Less distributions from:
Net investment income	(.66)		(.74)		(.47)
Redemption fees .	00	***	.00	***	.01

Net asset value, end of period	$9.41		$8.18		$8.99

Total Return (%)^d	23.79		(.41	)^c	(.17	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		9		9
Ratio of expenses (%)	2.03		1.91		2.03	*
Ratio of net investment income (%)	7.71		9.09		8.44	*
Portfolio turnover rate (%)	173		117		61

^a	For the period from June 25, 2001 (commencement of operations of Class B shares) to January 31, 2002.

^b	Based on average shares outstanding during the period.

^c	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.

^d	Total return does not reflect the effect of any sales charge.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

33

Scudder High Income Opportunity Fund — Class C

Years Ended January 31,	2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$8.19		$8.99		$9.48

Income (loss) from investment operations:
Net investment income^b	.69		.76		.47
Net realized and unrealized gain (loss) on investment transactions	1.20		(.81	)^c	(.50)

Total from investment operations	1.89		(.05)		(.03)

Less distributions from:
Net investment income	(.66)		(.75)		(.47)
Redemption fees .	00	***	.00	***	.01

Net asset value, end of period	$9.42		$8.19		$8.99

Total Return (%)^d	23.94		(.39	)^c	(.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		3		2
Ratio of expenses (%)	1.98		1.86		2.00	*
Ratio of net investment income (%)	7.75		9.14		8.47	*
Portfolio turnover rate (%)	173		117		61

^a	For the period from June 25, 2001 (commencement of operations of Class C shares) to January 31, 2002.

^b	Based on average shares outstanding during the period.

^c	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.

^d	Total return does not reflect the effect of any sales charge.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

34

Scudder Income Fund — Class A

Years Ended January 31,	2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$12.76		$12.51		$12.64

Income (loss) from investment operations:
Net investment income^b	.44		.56		.40
Net realized and unrealized gain (loss) on investment transactions	.26		.29		(.12)

Total from investment operations	.70		.85		.28

Less distributions from:
Net investment income	(.49)		(.60)		(.41)

Net asset value, end of period	$12.97		$12.76		$12.51

Total Return (%)^c	5.57		7.03		2.26	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	283		301		313
Ratio of expenses (%)	1.07		1.07		1.07	*
Ratio of net investment income (%)	3.47		4.46		5.28	*
Portfolio turnover rate (%)	210	^d	235	^d	152	^d

^a	For the period from June 25, 2001 (commencement of sales of Class A shares) to January 31, 2002.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of any sales charges.

^d	The portfolio turnover rate including mortgage dollar roll transactions was 248%, 259% and 180% for the periods ended January 31, 2004, 2003 and 2002, respectively.

*	Annualized

**	Not annualized

35

Scudder Income Fund — Class B

Years Ended January 31,	2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$12.76		$12.51		$12.64

Income (loss) from investment operations:
Net investment income^b	.35		.47		.35
Net realized and unrealized gain (loss) on investment transactions	.25		.29		(.12)

Total from investment operations	.60		.76		.23

Less distributions from:
Net investment income	(.39)		(.51)		(.36)

Net asset value, end of period	$12.97		$12.76		$12.51

Total Return (%)^c	4.86		6.22		1.80	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47		65		68
Ratio of expenses (%)	1.83		1.83		1.82	*
Ratio of net investment income (%)	2.71		3.70		4.53	*
Portfolio turnover rate (%)	210	^d	235	^d	152^d

^a	For the period from June 25, 2001 (commencement of sales of Class B shares) to January 31, 2002.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of any sales charges.

^d	The portfolio turnover rate including mortgage dollar roll transactions was 248%, 259% and 180% for the periods ended January 31, 2004, 2003 and 2002, respectively.
*	Annualized
**	Not annualized

36

Scudder Income Fund — Class C

Years Ended January 31,	2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$12.76		$12.51		$12.64

Income (loss) from investment operations:
Net investment income^b	.36		.48		.35
Net realized and unrealized gain (loss) on investment transactions	.25		.29		(.12)

Total from investment operations	.61		.77		.23

Less distributions from:
Net investment income	(.40)		(.52)		(.36)

Net asset value, end of period	$12.97		$12.76		$12.51

Total Return (%)^c	4.88		6.33		1.86	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19		22		23
Ratio of expenses (%)	1.73		1.73		1.72	*
Ratio of net investment income (%)	2.81		3.80		4.63	*
Portfolio turnover rate (%)	210	^d	235	^d	152	^d

^a	For the period from June 25, 2001 (commencement of sales of Class C shares) to January 31, 2002.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of any sales charges.

^d	The portfolio turnover rate including mortgage dollar roll transactions was 248%, 259% and 180% for the periods ended January 31, 2004, 2003 and 2002, respectively.
*	Annualized
**	Not annualized

37

Scudder Short-Term Bond Fund — Class A

Years Ended December 31,	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$10.67	$10.65	$10.67

Income (loss) from investment operations:
Net investment income^b	.31	.39	.26
Net realized and unrealized gain (loss) on investment transactions	(.05)	.08	(.01)

Total from investment operations	.26	.47	.25

Less distributions from:
Net investment income	(.40)	(.45)	(.27)

Net asset value, end of period	$10.53	$10.67	$10.65

Total Return (%)^c	2.36	4.67	2.33	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	130	120
Ratio of expenses (%)	1.01	1.03	1.03	*
Ratio of net investment income (%)	2.92	3.63	4.62	*
Portfolio turnover rate (%)	221	346	87

^a	For the period from June 25, 2001 (commencement of sales of Class A shares) to December 31, 2001.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of sales charge.
*	Annualized
**	Not annualized

38

Scudder Short-Term Bond Fund — Class B

Years ended December 31,	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$10.67	$10.65	$10.67

Income (loss) from investment operations:	.22	.30	.21
Net investment income^b
Net realized and unrealized gain (loss) on investment transactions	(.05)	.09	(.01)

Total from investment operations	.17	.39	.20

Less distributions from:	(.31)	(.37)	(.22)

Net investment income
Net asset value, end of period	$10.53	$10.67	$10.65

Total Return (%)^c	1.54	3.82	1.92	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	37	30
Ratio of expenses (%)	1.82	1.83	1.83	*
Ratio of net investment income (%)	2.11	2.83	3.82	*
Portfolio turnover rate (%)	221	346	87

^a	For the period from June 25, 2001 (commencement of sales of Class B shares) to December 31, 2001.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of sales charge.
*	Annualized
**	Not annualized

39

Scudder Short-Term Bond Fund — Class C

Years ended December 31,	2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$10.68		$10.65	$10.67

Income (loss) from investment operations:
Net investment income^b	.23		.31	.21
Net realized and unrealized gain (loss) on investment transactions	(.06)		.09	(.01)

Total from investment operations	.17		.40	.20

Less distributions from:
Net investment income	(.31)		(.37)	(.22)

Net asset value, end of period	$10.54		$10.68	$10.65

Total Return (%)^c	1.66	^d	3.85	1.93	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27		20	9
Ratio of expenses (before expense reductions) (%)	1.80		1.80	1.80	*
Ratio of expenses (after expense reductions) (%)	1.78		1.80	1.80
Ratio of net investment income (%)	2.15		2.86	3.85	*
Portfolio turnover rate (%)	221		346	87

^a	For the period from June 25, 2001 (commencement of sales of Class C shares) to December 31, 2001.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of sales charge.

^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

40

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus offers three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. These funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features		Points to help you compare
Class A

•	Sales charges of up to 4.50%, (2.75% for Scudder Short-Term Bond Fund) charged when you buy shares	•	Some investors may be able to reduce or eliminate their sales charges; see next page

•	In most cases, no charges when you sell shares	•	Total annual expenses are lower than those for Class B or Class C

•	Up to 0.25% annual shareholder servicing fee

Class B

•	No charges when you buy shares	•	The deferred sales charge rate falls to zero after six years

•	Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years	•	Shares automatically convert to Class A after six years, which means lower annual expenses going forward

•	0.75% annual distribution fee and 0.25% annual shareholder servicing fee

Class C

•	No changes when you buy shares	•	The deferred sales charge rate is lower than for Class B shares, but your shares never convert to Class A, so annual expenses remain higher

•	Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

•	0.75% annual distribution fee and 0.25% annual shareholder servicing fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

42

Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares of Scudder High Income Opportunity Fund and Scudder Income Fund have a sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment
Up to $100,000	4.50%	4.71%
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and next page

*	The offering price includes the sales charge.

Class A shares of Scudder Short-Term Bond Fund have a sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment
Up to $100,000	2.75%	2.83%
$100,000-$249,999	2.50	2.56
$250,000-$499,999	2.00	2.04
$500,000-$999,999	1.50	1.52
$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $100,000 over the next 24 months (“letter of intent”)

•	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $100,000 (“cumulative discount”)

•	you are investing a total of $100,000 or more in several funds at once (“combined purchases”)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

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The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	investing through certain workplace retirement plans

•	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

•	exchanging an investment in Class A shares of another fund for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

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Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder service fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any front-end sales charge, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

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How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$500 or more for IRAs	$50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	•	Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application	•	Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below

• Send it to us at the appropriate address, along with an investment check

If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	•	Call (800) 621-1048 for instructions

By phone

Not available	•	Call (800) 621-1048 for instructions

With an automatic investment plan

Not available	•	To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	•	Call (800) 621-1048 to establish Internet access

	•	Go to www.scudder.com and log in

	•	Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

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How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund		Selling shares

$1,000 or more to open a new account ($500 for IRAs)		Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 52

$50 or more for exchanges between existing accounts

Through a financial advisor

•	Contact your advisor by the method that’s most convenient for you	•	Contact your advisor by the method that’s most convenient for you

By phone or wire

•	Call (800) 621-1048 for instructions	•	Call (800) 621-1048 for instructions

By mail, express mail or fax (see previous page)

Write a letter that includes		Write a letter that includes:

•	the fund, class and account number you’re exchanging out of	•	the fund, class and account number from which you want to sell shares

•	the dollar amount or number of shares you want to exchange	•	the dollar amount or number of shares you want to sell

•	the name and class of the fund you want to exchange into	•	your name(s), signature(s) and address, as they appear on your account

•	your name(s), signature(s) and address, as they appear on your account	•	a daytime telephone number

•	a daytime telephone number

With an automatic exchange plan

•	To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available		•	To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet

•	Call (800) 621-1048 to establish Internet access	•	Call (800) 621-1048 to establish Internet access

•	Go to www.scudder.com and log in	•	Go to www.scudder.com and log in

•	Follow the instructions for making on-line exchanges	•	Follow the instructions for making on-line redemptions

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares. Certain funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor, or call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling your shares, you’ll generally receive the dividend for the day on which your shares were sold.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, traveler’s checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

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When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you generally don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided the original guarantee.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

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There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

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If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

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We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

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•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to certain retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case, where a fall in share price created the low balance)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

•	Income dividends: declared and paid monthly.

•	Short-term and long-term capital gains: All funds will pay these in November or December, or otherwise as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:		Generally taxed at ordinary income rates:
Distributions from a fund

•	gains from the sale of securities held by a fund for more than one year	•	gains from the sale of securities held by a fund for one year or less

•	qualified dividend income	•	all other taxable income

Transactions involving fund shares

•	gains from selling fund shares held for more than one year	•	gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would be decreased. A fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if more than 50% of the fund’s total assets are stock or securities of foreign corporations and the fund meets its distribution requirements for that year. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

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A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after a fund pays a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

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Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 621-1048	(202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SEC File Numbers:

SCUDDER INVESTMENTS	Scudder High Income Opportunity Fund	811-42

	Scudder Income Fund	811-42

A Member of Deutsche Asset Management [LOGO]	Scudder Short-Term Bond Fund	811-3229

SCUDDER

INVESTMENTS

Taxable Income II

Class AARP and Class S Shares

Prospectus

May 1, 2004

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder Short-Term Bond Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

This prospectus offers two classes for each of the funds described. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

	Class AARP	Class S
ticker symbol	SHYIK	SHBDX
fund number	147	047

Scudder High Income Opportunity Fund

The Fund’s Main Investment Strategy

The fund seeks to provide total return through high current income and capital appreciation. It does this by investing mainly in lower rated, higher yielding corporate bonds, often called junk bonds.

Under normal circumstances, the fund invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in US junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and generally have higher volatility and higher risk of default. The fund may invest up to 35% of net assets in bonds with higher credit quality, but normally invests less in them. The fund may also borrow for leverage purposes up to 20% of its total assets, including the amount borrowed.

Generally, most bonds in which the fund invests are from US issuers, but up to 25% of total assets could be in bonds denominated in US dollars or foreign currencies from foreign issuers. To enhance total return, the fund may invest up to 20% of total assets in common stocks and other equities, including, but not limited to, preferred stock, convertible securities and real estate investment trusts (REITs).

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

The investment process involves using both a “top-down” approach, first focusing on sector allocations and considering macro trends in the economy and a “bottom-up” approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

In addition, the fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Portfolio Maturity. The manager intends to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The fund’s average portfolio maturity may vary and may be shortened by certain of the fund’s securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

5

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept risk of loss of principal and who are interested in the potential for high current income.

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Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country’s currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the fund may also invest in emerging markets, these political and market risks are even higher. Additionally, because the fund invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

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Derivatives Risk. The fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of economic trends, issuers, industries or other matters.

8

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart below shows how the performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is October 2, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Opportunity Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997	14.80
1998	4.52
1999	3.47
2000	-6.78
2001	3.58
2002	-1.21
2003	25.36

2004 Total Return as of March 31: 1.64%

For the periods included in the bar chart:

Best Quarter: 8.83%, Q2 2003	Worst Quarter: -5.86%, Q3 2001

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception*
Class S
Return before Taxes	25.36	4.35	6.68
Return after Taxes on Distributions	21.61	0.51	2.88
Return after Taxes on Distributions and Sale of Fund Shares	16.23	1.24	3.36
Class AARP (Return before Taxes)	25.33	4.45	6.74
Index (reflects no deductions for fees, expenses or taxes)	27.94	6.44	7.13

Index: The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio, constructed to mirror the global high-yield debt market.

*	The fund commenced operations on 6/28/1996. Index comparisons begin on 6/30/1996.

In both the chart and the table, total returns from 1997-2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

10

How Much Investors Pay

Classes AARP and S have no sales charges or other shareholder fees, other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment
Redemption/Exchange Fee, on shares owned less than a year (as % of amount redeemed)	1.00%	1.00%
Annual Operating Expenses, deducted from fund assets
Management Fee	0.60%	0.60%
Distribution (12b-1) Fee	None	None
Other Expenses*	0.45	0.45

Total Annual Operating Expenses**	1.05	1.05

Less Expense Waiver**	0.01	0.01

Net Annual Fund Operating Expenses (after waiver)**	1.04	1.04

*	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.00% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above, (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP shares	$106	$333	$578	$1,282
Class S shares	106	333	578	1,282

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	Class AARP	Class S
ticker symbol	AINCX	SCSBX
fund number	163	063

Scudder Income Fund

The Fund’s Main Investment Strategy

The fund seeks to provide high income while managing its portfolio in a manner consistent with the prudent investment of shareholders’ capital. The fund primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the fund’s assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The fund normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The fund may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).

In addition, the fund may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investment in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default.

OTHER INVESTMENTS The fund may invest up to 10% of total assets in foreign currency related investments (e.g., forward foreign currency exchange contracts) for both non-hedging and hedging purposes.

In addition, the fund is permitted, but not required, to use various other types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The investment advisor employs a team approach to allocate the fund’s assets among the various asset classes. The team includes members from the investment advisor and the subadvisor. In this prospectus, we refer to both as part of the investment advisor.

The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative attractiveness of purchase candidates in light of the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below:

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

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Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuer’s debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

14

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking a relatively high level of income and who can accept a moderate level of risk to their investment.

15

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

•	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers’ estimate of its value.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Market Risk. To the extent that the fund invests in emerging markets to enhance overall returns, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

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Derivatives Risk. The fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

17

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart below shows how the performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is July 31, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Income Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	-4.43
1995	18.54
1996	3.41
1997	8.66
1998	6.11
1999	-1.49
2000	9.79
2001	5.87
2002	7.63
2003	5.00

2004 Total Return as of March 31: 2.84%

For the periods included in the bar chart:

Best Quarter: 5.97%, Q2 1995	Worst Quarter: -3.79%, Q1 1994

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class S
Return before Taxes	5.00	5.29	5.74
Return after Taxes on Distributions	3.50	3.00	3.24
Return after Taxes on Distributions and Sale of Fund Shares	3.23	3.06	3.31
Class AARP (Return before Taxes)	5.00	5.31	5.75
Index (reflects no deductions for fees, expenses or taxes)	4.10	6.62	6.95

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged, market value-weighted measure of US Treasury and agency securities, corporate bond issues and mortgage-backed securities.

In both the chart and the table, total returns from 1998-2001 would have been lower if operating expenses hadn’t been reduced.

In both the chart and the table, total returns for 2000 would have been lower if fund losses hadn’t been reimbursed.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

19

How Much Investors Pay

Classes AARP and S have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.53%	0.53%
Distribution/Service (12b-1) Fee	None	None
Other Expenses*	0.26	0.36

Total Annual Operating Expenses**	0.79	0.89

Less Expense Waiver**	0.00	0.04

Net Annual Fund Operating Expenses (after waiver)**	0.79	0.85

*	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.84% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above (including for Class S shares, one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes operating expenses remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP shares	$81	$252	$439	$978
Class S shares	87	280	489	1,092

20

	Class AARP	Class S
ticker symbol	ASHTX	SCSTX
fund number	122	022

Scudder Short-Term Bond Fund

The Fund’s Main Investment Strategy

The fund seeks to provide high income while managing its portfolio in a manner consistent with maintaining a high degree of stability of shareholders’ capital. It does this by investing mainly in high quality bonds with short remaining maturities.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of total assets in two types of bonds: US government securities (including those issued by agencies and instrumentalities) and debt securities in the top two grades of credit quality. The fund could invest up to 35% of total assets in bonds of the third and fourth credit grades, which are still considered investment-grade. It can’t buy any junk bonds, but is not required to sell bonds that were investment grade when purchased, but subsequently downgraded to junk bond status.

The fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, US government and agency bonds. Generally, most are from US issuers, but bonds of foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the fund’s assets, because of their potential to offer high yields while also meeting the fund’s quality policies.

Although the managers may adjust the fund’s dollar-weighted average maturity (the effective maturity of the fund’s portfolio), they will normally keep it at three years or less.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

21

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers’ creditworthiness.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund may make sense for investors who want higher yield than a money market fund and who can accept some risk to their principal.

22

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Derivatives Risk. The fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities price, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of economic trends, issuers, industries or other matters; and

•	foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

23

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart below shows how the performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is August 14, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Short-Term Bond Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	-2.87
1995	10.74
1996	3.86
1997	6.17
1998	4.34
1999	1.57
2000	7.49
2001	6.56
2002	4.95
2003	2.73

2004 Total Return as of March 31: 1.20%

For the periods included in the bar chart:

Best Quarter: 3.84%, Q2 1995	Worst Quarter: -1.57%, Q4 1994

24

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class S
Return before Taxes	2.73	4.63	4.49
Return after Taxes on Distributions	1.30	2.60	2.58
Return after Taxes on Distributions and Sale of Fund Shares	1.76	2.69	2.74
Class AARP (Return before Taxes)	2.73	4.64	4.50
Index (reflects no deductions for fees, expenses or taxes)*	2.81	5.79	5.90

Index: The Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years.

In both the chart and the table, total returns from 1998-2001 would have been lower if operating expenses hadn’t been reduced.

In both the chart and the table, total returns for 2000 would have been lower if fund losses hadn’t been reimbursed.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

25

How Much Investors Pay

Classes AARP and S have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.45%	0.45%
Distribution/Service (12b-1) Fee	None	None
Other Expenses*	0.31	0.32

Total Annual Operating Expenses**	0.76	0.77

Less Expense Waiver/Reimbursement**	0.01	0.02

Net Annual Fund Operating Expenses (after waiver)**	0.75	0.75

*	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.75% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above, including one year of capped expenses in each period, this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP shares	$77	$242	$421	$941
Class S shares	77	244	426	952

26

Other Policies and Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. For Scudder Short-Term Bond Fund, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy as described herein.

•	As a temporary defensive measure, a fund could shift up to 100% of assets into investments such as money market securities or other short-term instruments that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

27

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM” ), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder High Income Opportunity Fund	0.60%
Scudder Income Fund	0.53%
Scudder Short-Term Bond Fund	0.45%

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AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Subadvisor

Scudder Income Fund’s Board has approved a research and subadvisory agreement between DeIM and Deutsche Asset Management Investment Services Ltd. (“DeAMIS”). DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the Scudder Income Fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of Scudder Income Fund’s portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM compensates DeAMIS out of the management fee it receives from the Scudder Income Fund.

29

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Income Fund

Gary W. Bartlett

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1992 and the fund in 2002.

•	Began investment career in 1982.

•	MBA, Drexel University.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1998 and the fund in 2002.

•	Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Warren S. Davis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2002.

•	Began investment career in 1985.

•	MBA, Drexel University.

Brett Diment

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1991 and the fund in 2002.

•	Head of Emerging Market Debt for

•	London Fixed Income and responsible for coordinating research into

•	Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

•	Began investment career in 1991.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2002.

•	Began investment career in 1985.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1997 and the fund in 2002.
•	Prior to that, portfolio manager, Paine Webber (1984 to 1997).
•	Began investment career in 1979.
•	MBA, University of Chicago.

Stephen Ilott

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Head of Fixed Income in London.

•	Joined Deutsche Asset Management in 1998. Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

•	Joined the fund in 2004.

Paul Lambert

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2000 and the fund in 2004.

•	Prior to that, 10 years’ experience as an analyst of international and financial markets at the Bank of England, at UBS as a Senior Economist and most recently as Head of European Currency Strategy at Citibank.

William T. Lissenden

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2002 and the fund in 2003.

•	Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

•	MBA, Baruch College.

30

Scudder Income Fund (continued)

Catharine Peppiatt

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1993 and the fund in 2002.
•	Previously served as director of Global Fixed Income in London.
•	Portfolio manager and product manager for Core Plus Fixed Income: Philadelphia.
•	MA, Oxford University.

Bruce Rodio

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management and the fund in 2004.
•	Portfolio manager and product manager for Core Plus Fixed Income: Philadelphia.
•	Prior to that, fixed income portfolio specialist at Morgan Stanley Investment Management, from 1997 to 2004.
•	Began investment career in 1987.
•	MBA, Wharton School.

Daniel R. Taylor

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1998 and the fund in 2002.
•	Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

Timothy C. Vile

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1991 and the fund in 2002.
•	Prior to that, portfolio manager for fixed income portfolios at Equitable Capital Management.
•	Began investment career in 1984.

Ian Winship

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1997.

•	Prior to 1997, served as a fixed income portfolio manager at Scottish Amicable Investment Managers.

•	Head of Global Interest Rates Team: London.

•	Portfolio manager and analyst specializing in UK and European markets.

•	Joined the fund in 2004.

Scudder High Income Opportunity Fund

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Manager of the fund.

•	Joined Deutsche Asset Management in 1998 and the fund in 2002.

•	Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Scudder Short-Term Bond Fund

Sean McCaffrey

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1996 and the fund in 2002.

•	Head of Fixed Income Enhanced Strategies & Mutual Funds Group and portfolio manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates: New York.

•	MBA, Yale University.

William Chepolis

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1998 and the fund in 2002.

•	Previously worked at Norwest Bank Minnesota, N.A. (now Wells Fargo Bank) as a portfolio manager (1983-1988, 1993-1998) and foreign exchange currency and option trader from 1988 to 1995.

31

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder High Income Opportunity Fund — Class AARP

Years Ended January 31,	2004		2003		2002^a	2001^b
Selected Per Share Data
Net asset value, beginning of period	$8.23		$9.03		$10.13	$10.20

Income (loss) from investment operations:
Net investment income^c	.78		.84		.88	.36
Net realized and unrealized gain (loss) on investment transactions	1.22		(.81	)^d	(1.07)	(.10)

Total from investment operations	2.00		.03		(.19)	.26

Less distributions from:
Net investment income	(.75)		(.83)		(.92)	(.35)
Redemption fees	.00	***	.00	***	.01	.02

Net asset value, end of period	$9.48		$8.23		$9.03	$10.13

Total Return (%)	25.21		.79	^d	(1.76)	2.89	^e**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40		15		11	2
Ratio of expenses before expense reductions (%)	.95		.91		.95	.94	*
Ratio of expenses after expense reductions (%)	.95		.91		.95	.93	*
Ratio of net investment income (%)	8.78		10.09		9.32	11.18	*
Portfolio turnover rate (%)	173		117		61	63

^a	As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
^b	For the period from October 2, 2000 (commencement of operations of Class AARP shares) to January 31, 2001.
^c	Based on average shares outstanding during the period.
^d	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
^e	Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

32

Scudder High Income Opportunity Fund — Class S

Years Ended January 31,	2004		2003		2002^a	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$8.18		$9.00		$10.12	$11.36		$12.40

Income (loss) from investment operations:
Net investment income^b	.77		.84		.88	1.10		1.16
Net realized and unrealized gain (loss) on investment transactions	1.21		(.83	)^c	(1.09)	(1.23)		(1.06)

Total from investment operations	1.98		.01		(.21)	(.13)		.10

Less distributions from:
Net investment income	(.75)		(.83)		(.92)	(1.12)		(1.15)
Redemption fees	.00	*	.00	*	.01	.01		.01

Net asset value, end of period	$9.41		$8.18		$9.00	$10.12		$11.36

Total Return (%)	25.25		.56	^c	(1.97)	(.84	)^d	1.04	^d

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115		97		117	127		153
Ratio of expenses before expense reductions (%)	.95		.91		.95	1.18	^e	1.09
Ratio of expenses after expense reductions (%)	.95		.91		.95	.82	^e	.75
Ratio of net investment income (%)	8.78		10.09		9.32	10.61		9.68
Portfolio turnover rate (%)	173		117		61	63		53

^a	As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
^b	Based on average shares outstanding during the period.
^c	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds
^d	Total returns would have been lower had certain expenses not been reduced.
^e	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.14% and .80%, respectively.
*	Amount is less than $.005.

33

Scudder Income Fund — Class AARP

Years Ended January 31,	2004		2003		2002^a		2001^b
Selected Per Share Data
Net asset value, beginning of period	$12.75		$12.51		$12.71		$12.19

Income (loss) from investment operations:
Net investment income^c	.47		.59		.72		.39
Net realized and unrealized gain (loss) on investment transactions	.27		.28		(.18)		.55

Total from investment operations	.74		.87		.54		.94

Less distributions from:
Net investment income	(.52)		(.63)		(.74)		(.42)

Net asset value, end of period	$12.97		$12.75		$12.51		$12.71

Total Return (%)	5.83		7.29		4.26		7.93	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	172		173		157		131
Ratio of expenses (%)	.83		.83		.85		.91	*
Ratio of net investment income (%)	3.71		4.70		5.63		6.30	*
Portfolio turnover rate (%)	210	^d	235	^d	152	^d	260

^a	As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to February 1, 2001 are included as interest income. The effect of these changes for the year ended January 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 5.73% to 5.63%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
^b	For the period from July 31, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.
^c	Based on average shares outstanding during the period.
^d	The portfolio turnover rate including mortgage dollar roll transactions was 248%, 259% and 180% for the years ended January 31, 2004, 2003 and 2002, respectively.
*	Annualized
**	Not annualized

34

Scudder Income Fund — Class S

Years Ended January 31,	2004		2003		2002^a		2001		2000
Selected Per Share Data
Net asset value, beginning of period	$12.76		$12.51		$12.72		$12.21		$13.36

Income (loss) from investment operations:
Net investment income	.47		.59		.72		.80		.79
Net realized and unrealized gain (loss) on investment transactions	.26		.29		(.19)		.63		(1.13)

Total from investment operations	.73		.88		.53		1.43		(.34)

Less distributions from:
Net investment income	(.52)		(.63)		(.74)		(.92)		(.81)

Net asset value, end of period	$12.97		$12.76		$12.51		$12.72		$12.21

Total Return (%)	5.82		7.29		4.26		12.21	^c	(2.61	)^c,^d

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	408		469		650		705		688
Ratio of expenses before expense reductions (%)	.83		.83		.85		1.26		1.44
Ratio of expenses after expense reductions (%)	.83		.83		.85		.97	^e	.95
Ratio of net investment income (%)	3.71		4.70		5.63		6.54		6.19
Portfolio turnover rate (%)	210	^f	235	^f	15	2^f	260		81

^a	As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to February 1, 2001 are included as interest income. The effect of these changes for the year ended January 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 5.73% to 5.63%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
^b	Based on average shares outstanding during the period.
^c	Total returns would have been lower had certain expenses not been reduced.
^d	If the Advisor had not reimbursed the Fund for losses incurred in connection with portfolio securities trading, the total return for the year ended January 31, 2000 would have been lower.
^e	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.21% and .93%, respectively.
^f	The portfolio turnover rate including mortgage dollar roll transactions was 248%, 259% and 180% for the years ended January 31, 2004, 2003 and 2002, respectively.

35

Scudder Short-Term Bond Fund — Class AARP

Years Ended December 31,	2003	2002	2001^a	2000^b
Selected Per Share Data
Net asset value, beginning of period	$10.68	$10.65	$10.56	$10.38

Income (loss) from investment operations:
Net investment income^c	.34	.42	.55	.26
Net realized and unrealized gain (loss) on investment transactions	(.05)	.09	.13	.18

Total from investment operations	.29	.51	.68	.44

Less distributions from:
Net investment income	(.43)	(.48)	(.59)	(.26)

Net asset value, end of period	$10.54	$10.68	$10.65	$10.56

Total Return (%)	2.73	4.85	6.67	4.27	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	337	349	353	346
Ratio of expenses (%)	.76	.75	.75	.73	^d*
Ratio of net investment income (%)	3.17	3.91	5.18	6.32	*
Portfolio turnover rate (%)	221	346	87	167

^a	As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
^b	For the period from August 14, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
^c	Based on average shares outstanding during the period.
^d	The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .76%.
*	Annualized
**	Not annualized

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Scudder Short-Term Bond Fund — Class S

Years Ended December 31,	2003	2002	2001^a	2000		1999
Selected Per Share Data
Net asset value, beginning of period	$10.68	$10.65	$10.56	$10.44		$10.87

Income (loss) from investment operations:
Net investment income^b	.34	.42	.55	64		.60
Net realized and unrealized gain (loss) on investment transactions	(.06)	.09	.13	.11		(.44)

Total from investment operations	.28	.51	.68	.75		.16

Less distributions from:
Net investment income	(.43)	(.48)	(.59)	(.63)		(.59)

Net asset value, end of period	$10.53	$10.68	$10.65	$10.56		$10.44

Total Return (%)	2.73	4.95	6.56	7.49	^c	1.57	^c

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	562	610	632	646		774
Ratio of expenses before expense reductions (%)	.76	.75	.75	.90	^d	.87
Ratio of expenses after expense reductions (%)	.76	.75	.75	.84	^d	.85
Ratio of net investment income (%)	3.17	3.91	5.18	6.10		5.60
Portfolio turnover rate (%)	221	346	87	167		256

^a	As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
^d	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .88% and .82%, respectively.

37

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.

As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “The AARP Investment Program.”

First investment		Additional investments
$1,000 or more for regular accounts		$50 minimum for regular accounts and IRA accounts

$500 or more for IRAs		$50 minimum with an Automatic Investment Plan, Payroll Deduction or Direct Deposit

By mail or express mail (see below)

•	For enrollment forms, call 1-800-253-2277	Send a personalized investment slip or short note that includes:

•	Fill out and sign an enrollment form	•	fund and class name

•	Send it to us at the appropriate address, along with an investment check	•	account number
		•	check payable to “The AARP Investment Program”

By wire

•	Call 1-800-253-2277 for instructions	•	Call 1-800-253-2277 for instructions

By phone

Not available		•	Call 1-800-253-2277 for instructions

With an automatic investment plan

•	Fill in the information required on your enrollment form and include a voided check	•	To set up regular investments from a bank checking account, call 1-800-253-2277

Payroll Deduction or Direct Deposit

•	Select either of these options on your enrollment form and submit it. You will receive further instructions by mail.	•	Once you specify a dollar amount (minimum $50), investments are automatic.

Using QuickBuy

Not available		•	Call 1-800-253-2277 to speak to a representative

		•	or, to use QuickBuy on the Easy-Access Line, call 1-800-631-4636 and follow the instructions on how to purchase shares

On the Internet

•	Go to “services and forms — How to open an account” at aarp.scudder.com	•	Call 1-800-253-2277 to ensure you have electronic services

•	Print out a prospectus and an enrollment form	•	Register at aarp.scudder.com

•	Complete and return the enrollment form with your check	•	Follow the instructions for buying shares with money from your bank account

Regular mail: The AARP Investment Program,

First Investment: PO Box 219735, Kansas City, MO 64121-9735

Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:

The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

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Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund		Selling shares
$1,000 or more to open a new account ($500 or more for IRAs)		Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 46
$50 or more for exchanges between existing accounts

By phone

•	Call 1-800-253-2277 for instructions	•	Call 1-800-253-2277 for instructions

Using Easy-Access Line

•	Call 1-800- 631-4636 and follow the instructions	•	Call 1-800-631-4636 and follow the instructions

By mail, express mail or fax (see previous page)

Your instructions should include:		Your instructions should include:

•	your account number	•	your account number

•	names of the funds, and the class and number of shares or dollar amount you want to exchange	•	name of the fund, and the class and number of shares or dollar amount you want to redeem

With an automatic withdrawal plan

Not available		•	To set up regular cash payments from an account, call 1-800-253-2277

Using QuickSell

Not available		•	Call 1-800-253-2277

On the Internet

•	Register at aarp.scudder.com	Not available

•	Go to “services and forms”

•	Follow the instructions for making on-line exchanges

To reach us:	• Web site aarp.scudder.com

• Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m. EST

• Confidential fax line 1-800-821-6234, always open

• TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

Class AARP Services	• AARP Lump Sum Service for planning and setting up a lump sum distribution

• AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

• AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

• For more information, please call 1-800-253-2277.

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How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “The Scudder Funds.”

First investment	Additional investments
$2,500 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$1,000 or more for IRAs	$50 or more with an Automatic Investment Plan

By mail or express mail (see below)

•	Fill out and sign an application	Send a Scudder investment slip or short note that includes:

•	Send it to us at the appropriate address, along with an investment check	•	fund and class name
		•	account number

		•	check payable to “The Scudder Funds”
By wire

•	Call 1-800-SCUDDER for instructions	•	Call 1-800-SCUDDER for instructions

By phone

•	Not available	•	Call 1-800-SCUDDER for instructions

With an automatic investment plan

•	Fill in the information on your application and include a voided check	•	To set up regular investments from a bank checking account, call 1-800-SCUDDER

Using QuickBuy

•	Not available	•	Call 1-800-SCUDDER to speak to a representative

		•	or, to use QuickBuy on SAIL(TM), call 1-800-343-2890 and follow the instructions on how to purchase shares
On the Internet

•	Go to “funds and prices” at myScudder.com	•	Call 1-800-SCUDDER to ensure you have electronic services

•	Print out a prospectus and a new account application	•	Register at myScudder.com

•	Complete and return the application with your check account	•	Follow the instructions for buying shares with money from your bank

Regular mail:

First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

41

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund		Selling shares
$2,500 or more to open a new account ($1,000 or more for IRAs)		Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 46
$50 or more for exchanges between existing accounts

By phone or wire

•	Call 1-800-SCUDDER for instructions	•	Call 1-800-SCUDDER for instructions

Using SAIL(TM)

•	Call 1-800-343-2890 and follow the instructions	•	Call 1-800-343-2890 and follow the instructions

By mail, express mail or fax (see previous page)

Your instructions should include:		Your instructions should include:

•	the fund, class and account number you’re exchanging out of	•	the fund, class and account number from which you want to sell shares

•	the dollar amount or number of shares you want to exchange	•	the dollar amount or number of shares you want to sell

•	the name and class of the fund you want to exchange into	•	your name(s), signature(s) and address, as they appear on your account

•	your name(s), signature(s) and address, as they appear on your account	•	a daytime telephone number

•	a daytime telephone number

With an automatic withdrawal plan

Not available		•	To set up regular cash payments from a Scudder account, call 1-800-SCUDDE

Using QuickSell

Not available		•	Call 1-800-SCUDDER

•	On the Internet

•	Register at myScudder.com	•	Register at myScudder.com

•	Follow the instructions for making on-line exchanges	•	Follow the instructions for making on-line redemptions

42

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class AARP and Class S shares. Each fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

43

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling your shares, you’ll generally receive the dividend for the day on which your shares were sold.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares

Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636

For Class S shares

Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890

44

Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, traveler’s checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

45

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you generally don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided the original guarantee.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

46

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS -TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you buy and sell shares is also the NAV, although Scudder High Income Opportunity Fund charges a 1.00% redemption/exchange fee on shares owned less than one year. You won’t be charged this fee if you’re investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts may also be eligible for this waiver. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement plan, the fee will apply.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

47

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; we will give you 60 days notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to certain retirement accounts, or to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

48

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimum at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

49

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

•	Income dividends: declared and paid monthly.

•	Short-term and long-term capital gains: All funds will pay these in November or December, or otherwise as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

50

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:		Generally taxed at ordinary income rates:
Distributions from a fund

•	gains from the sale of securities held by a fund for more than one year	•	gains from the sale of securities held by a fund for one year or less

•	qualified dividend income	•	all other taxable income

Transactions involving fund shares

•	gains from selling fund shares held for more than one year	•	gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would be decreased. A fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if more than 50% of the fund’s total assets are stock or securities of foreign corporations and the fund meets its distribution requirements for that year. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

51

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after a fund pays a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

52

Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from Scudder Investments (Class AARP)	Scudder Investments (Class S)	SEC
PO Box 219735	PO Box 219669	Public Reference Section
Kansas City, MO	Kansas City, MO	Washington, D.C.
64121-9735	64121-9669	20549-0102
aarp.scudder.com	myScudder.com	www.sec.gov
1-800-253-2277	1-800-SCUDDER	1-202-942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER INVESTMENTS	SEC File Numbers:
	Scudder High Income Opportunity Fund	811-42
A Member of	Scudder Income Fund	811-42
Deutsche Asset Management [LOGO]	Scudder Short-Term Bond Fund	811-3229

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder California Tax-Free Income Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Florida Tax-Free Income Fund

Scudder Global Bond Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder Massachusetts Tax-Free Fund

Scudder New York Tax-Free Income Fund

Scudder PreservationPlus Income Fund

Scudder S&P 500 Stock Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

The following replaces similar information regarding the ability to reduce the front-end sales charge for Class A shares in each fund’s prospectus under the heading “Choosing a Share Class — Class A shares”:

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $100,000 (“Cumulative Discount”)

•	you are investing a total of $100,000 or more in Class A shares of several funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

For all funds except Scudder Short Duration Fund, Scudder Short-Term Bond Fund and Scudder Short-Term Municipal Bond Fund:

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% (1.00% for Scudder S&P 500 Stock Fund) on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

September 28, 2004

SMF-3644

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder California Tax-Free Income Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Florida Tax-Free Income Fund

Scudder Global Bond Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder Massachusetts Tax-Free Fund

Scudder New York Tax-Free Income Fund

Scudder PreservationPlus Income Fund

Scudder S&P 500 Stock Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

The following replaces similar information regarding the ability to reduce the front-end sales charge for Class A shares in each fund’s prospectus under the heading “Choosing a Share Class — Class A shares”:

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $100,000 (“Cumulative Discount”)

•	you are investing a total of $100,000 or more in Class A shares of several funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

For all funds except Scudder Short Duration Fund, Scudder Short-Term Bond Fund and Scudder Short-Term Municipal Bond Fund:

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% (1.00% for Scudder S&P 500 Stock Fund) on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

September 28, 2004

SMF-3644

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Equivalent Fund

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

Prime Series

Treasury Series

Tax-Free Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund Investment

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Money Funds

Scudder Government & Agency Money Fund

Scudder Money Market Fund

Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

Scudder Total Return Bond Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder US Treasury Money Fund

Scudder YieldWise Funds

Scudder YieldWise Government & Agency Money Fund

Scudder YieldWise Money Fund

Scudder YieldWise Municipal Money Fund

Scudder Worldwide 2004 Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund Institutional

Treasury Money Fund Investment

June 1, 2004

SMF-3627

PSMEGA-2A-064

The following information is added to each fund’s prospectus under the heading “Who Manages and Oversees the Funds”:

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 60 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

Scudder Aggressive Growth Fund

Scudder-Dreman Small Cap Value Fund

Scudder EAFE(R) Equity Index Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Flag Investors Communications Fund

Scudder Global Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Health Care Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Technology Fund

Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value+Growth Fund

Scudder GNMA Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder New York Tax-Free Income Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Plus Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Target 2013 Fund

Scudder Target 2014 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The following information supplements or replaces similar disclosure in each fund’s currently effective prospectuses:

For each fund listed in this supplement

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’. Subject to approval by DeAM or each fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds’ policies) and remit the fees to the funds. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the funds’ policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (iv) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (v) transactions involving hardship of any registered shareholder; (vi) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (vii) transactions involving shares purchased through the reinvestment of dividends or other distributions; (viii) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g. shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (ix) transactions initiated by a fund or administrator (e.g. redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); (x) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion); or (xi) for Scudder Massachusetts Tax-Free Fund, Scudder Short-Term Bond Fund and Scudder Intermediate Tax/AMT Free Fund only: check writing transactions in these funds.

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

The following information replaces the paragraph “Exchanges are a shareholder privilege not a right” under “Policies You Should Know About” in each fund’s prospectus:

For each fund listed in this supplement

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”).

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions noted in the discussion of redemption fees);

•	the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	the fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the fund calculates share price” in each fund’s prospectus.)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund’s policies and procedures may be modified or terminated at any time.

The following replaces the disclosure regarding fair valuation under “How the fund calculates share price” under “Policies You Should Know About” in each fund’s prospectus:

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

The following supplements the “Other Policies and Risks” or “Other Policies and Secondary Risks” section of each fund’s prospectus:

The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

The following information supplements disclosure in the “How Much Investors Pay” section of each applicable fund’s currently effective Class A prospectus:

For each fund listed in this supplement with a Class A prospectus

Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).

The following information supplements the front-end sales charge breakpoint schedule in the “Choosing a Share Class — Class A shares” section of each applicable fund’s currently effective Class A prospectus.

For each fund listed in this supplement with a Class A prospectus

Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

Please Retain This Supplement for Future Reference

February 4, 2005

SCUDDER

INVESTMENTS

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder Aggressive Growth Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder EAFE(R) Equity Index Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value+Growth Fund

Scudder Global Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Plus Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2013 Fund

Scudder Target 2014 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

The paragraph relating to the 15-Day Hold Policy on exchanges is hereby removed from each fund’s Statement of Additional Information.

The following supplements the “Investment Restrictions” section of each fund’s Statement of Additional Information:

The Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of the advisor, sub-advisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees/Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund’s Trustees/Directors.

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder Aggressive Growth Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder EAFE(R) Equity Index Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Global Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Plus Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2013 Fund

Scudder Target 2014 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

The following information replaces the disclosure in the funds’ statements of additional information regarding the Advisor’s policies with respect to its selection of broker-dealers to execute the purchase and sale of the funds’ portfolio securities, the allocation of

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trades among the funds and the use of broker-dealers that are affiliated with the Advisor appearing under one of the following captions: “Portfolio Transactions and Brokerage Commissions,” “Fund Transactions and Brokerage Commissions,” “Portfolio Transactions,” “Fund Transactions,” “Portfolio Transactions—Brokerage,” “Brokerage Commissions,” “Brokerage,” and “Portfolio Transactions—Portfolio Transactions of the Underlying Funds.” Other disclosure appearing under those captions, including the amount of brokerage commissions paid by a fund during the three most recent fiscal years, the amount of brokerage commissions directed for research during a fund’s most recent fiscal year, the amount of brokerage commissions paid to affiliated broker-dealers during a fund’s three most recent fiscal years and a fund’s holdings of securities issued by its regular broker-dealers as of the end of the fund’s most recent fiscal year, is not affected by this supplement.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

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In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Please Retain This Supplement for Future Reference

February 4, 2005

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SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder Focus Value+Growth Fund

Scudder Global Biotechnology Fund

Scudder High Income Opportunity Fund

Scudder Focus Value+Growth Fund and Scudder High Income Opportunity Fund: Deutsche Investment Management Americas Inc. (the “Advisor”), the investment advisor for Scudder Focus Value+Growth Fund and Scudder High Income Opportunity Fund, is proposing the following fund mergers as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds. In the chart below, the Acquired Funds on the left are merging into the Acquiring Funds on the right.

Acquired Funds	Acquiring Funds
Scudder Focus Value+Growth Fund	Scudder Growth and Income Fund
Scudder High Income Opportunity Fund	Scudder High Income Plus Fund

Completion of each merger is subject to a number of conditions, including final approval by each participating Fund’s Board and approval by share-holders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next five months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger; (ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the applicable Acquiring Fund.

Scudder Global Biotechnology Fund only: Upon the recommendation of the Advisor, the Board of Scudder Global Biotechnology Fund (the “Fund”) approved the termination and liquidation of the Fund effective on or about February 17, 2005 (the “Liquidation Date”). Accordingly, the Fund will redeem involuntarily the shares of any Fund shareholder outstanding on the Liquidation Date. Shareholders may exchange their outstanding shares of the Fund prior to the Liquidation Date for shares of the same class of another Scudder fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share for all shares they own minus any applicable sales charges. Shareholders who elect to exchange their shares for the same class of another Scudder fund may do so without payment of any further sales charges.

Shareholders whose shares are redeemed involuntarily by the Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any sales charges. The redemption of shares may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution, defined benefit or other qualified retirement vehicle.

In conjunction with approving the termination and liquidation of the Fund, the Board of the Fund further approved closing the Fund to new investments effective as of the close of business on December 15, 2004. Qualified Plans that currently offer the Fund as an investment option may continue to offer the Fund to their participants until the Liquidation Date.

December 21, 2004

Please Retain This Supplement for Future Reference

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Emerging Markets Growth Fund

Scudder European Equity Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

The following replaces similar information in each fund’s prospectus under the heading “How Much Investors Pay”:

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.

The following replaces similar information in each fund’s prospectus under the heading “Choosing a Share Class”:

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within 12 to 18 months of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

July 1, 2004

Supplement to the Currently Effective Statement of Additional Information for the Following Funds:

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Latin America Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series — Conservative Portfolio

Scudder Pathway Series — Growth Portfolio

Scudder Pathway Series — Growth Plus Portfolio

Scudder Pathway Series — Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Total Return Fund

Scudder U.S. Government Securities Fund

Supplement to the currently effective Statements of Additional Information of the above listed Funds:

The following information replaces the section entitled “Financial Services Firms’ Compensation” under “Purchase and Redemption of Shares - Purchases”:

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:

Compensation Schedule #1:		Compensation Schedule #2:		Compensation Schedule #3: Scudder
Retail Sales and Scudder Flex Plan(1)		Scudder Premium Plan(2)		Mid-to-Large Market Plan(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $3 million (equity funds)	1.00%	Under $15 million	0.50%	Over $15 million	0.25% - 0.50%
$1 million- $3 million (fixed income funds)	0.85%
$1 million- $3 million (Scudder Short Term Bond Fund, Scudder Short Duration Fund and Scudder Short-Term Municipal Bond Fund)	0.75%
Over $3 million to $50 million	0.50%	—	—	—	—
Over $50 million	0.25%	—	—	—	—

Compensation Schedule #4: Scudder

Choice Plan(3)

Amount of Shares Sold	As a Percentage of Net Asset Value
All amounts (equity funds)	1.00%
All amounts (fixed income funds)	0.85%
All amounts (Scudder Short Duration Fund and Scudder Short Term Bond Fund)	0.75%

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.
(3)	SDI compensates UBS Financial in accordance with Premium Plan Compensation Schedule #2.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

The following information replaces the section entitled “Class A NAV Sales” under “Purchase and Redemption of Shares - Purchases”:

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b); (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(j)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(k)	in connection with a direct “roll over” of a distribution from a Flex Plan into a Scudder IRA( this applies to Class B shares only).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

The following information replaces the section Contingent Deferred Sales Charge under “Purchase and Redemption of Shares—Redemptions”:

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct “roll over” distributions from a Flex Plan into a Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

January 3, 2005

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

•	Government & Agency Securities Portfolio
•	Money Market Portfolio
•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government & Agency Securities Portfolio
•	Money Market Portfolio
•	Tax-Exempt Portfolio

Cash Reserve Fund, Inc.

•	Prime Series
•	Tax-Free Series
•	Treasury Series

Investors Cash Trust

•	Government & Agency Securities Portfolio
•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund
•	Investors Michigan Municipal Cash Fund
•	Investors New Jersey Municipal Cash Fund
•	Investors Pennsylvania Municipal Cash Fund
•	Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

•	Cash Management
•	New York Tax Free Money
•	Tax-Free Money
•	Treasury Money
•	PreservationPlus Income Fund

Scudder Advisor Funds III

•	Money Market
•	PreservationPlus Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth & Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Institutional Funds

•	Cash Management Fund
•	Cash Reserves Fund
•	Scudder International Equity Fund
•	Scudder Equity 500 Index Fund
•	Daily Assets Fund
•	Treasury Money Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Mid Cap Growth Fund

Scudder Micro Cap Fund

Scudder Money Funds

•	Scudder Government & Agency Money Fund
•	Scudder Money Market Fund
•	Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder U.S. Treasury Money Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

•	Scudder Yieldwise Government & Agency Money Fund
•	Scudder Yieldwise Money Fund
•	Scudder Yieldwise Municipal Money Fund

Scudder Investments VIT Funds

•	Scudder EAFE Equity Index Fund
•	Scudder Equity 500 Index Fund
•	Scudder Real Estate Securities Portfolio
•	Scudder Small Cap Index Fund

Scudder Variable Series I

•	Scudder Bond Portfolio
•	Scudder Balanced Portfolio
•	Scudder Growth and Income Portfolio
•	Scudder Capital Growth Portfolio
•	Scudder 21st Century Growth Portfolio
•	Scudder Global Discovery Portfolio
•	Scudder International Portfolio
•	Scudder Health Sciences Portfolio
•	Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio
•	Scudder Blue Chip Portfolio
•	Scudder Conservative Income Strategy Portfolio
•	Scudder Growth and Income Strategy Portfolio
•	Scudder Growth Strategy Portfolio
•	Scudder Income and Growth Strategy Portfolio
•	Scudder Large Cap Value Portfolio
•	SVS Davis Venture Value Portfolio
•	SVS Dreman Financial Services Portfolio
•	SVS Dreman High Return Equity Portfolio
•	SVS Dreman Small Cap Value Portfolio
•	SVS Eagle Focused Large Cap Growth Portfolio
•	SVS Focus Value+Growth Portfolio
•	SVS Index 500 Portfolio
•	SVS Invesco Dynamic Growth Portfolio
•	SVS Janus Growth and Income Portfolio
•	SVS Janus Growth Opportunities Portfolio
•	SVS MFS Strategic Value Portfolio
•	SVS Turner Mid Cap Growth Portfolio
•	SVS Oak Strategic Equity Portfolio
•	Scudder Fixed Income Portfolio
•	Scudder Global Blue Chip Portfolio
•	Scudder Government & Agency Securities Portfolio
•	Scudder Growth Portfolio
•	Scudder High Income Portfolio
•	Scudder International Select Equity Portfolio
•	Scudder Money Market Portfolio
•	Scudder Small Cap Growth Portfolio
•	Scudder Strategic Income Portfolio
•	Scudder Technology Growth Portfolio
•	Scudder Total Return Portfolio

Tax-Exempt California Money Market Fund

The following paragraph supplements the “Directors/Trustees and Officers” section of each Fund’s Statement of Additional Information:

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

October 20, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

•	Government & Agency Securities Portfolio
•	Money Market Portfolio
•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government & Agency Securities Portfolio
•	Money Market Portfolio
•	Tax-Exempt Portfolio

Cash Reserve Fund, Inc.

•	Prime Series
•	Tax-Free Series
•	Treasury Series

Investors Cash Trust

•	Government & Agency Securities Portfolio
•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund
•	Investors Michigan Municipal Cash Fund
•	Investors New Jersey Municipal Cash Fund
•	Investors Pennsylvania Municipal Cash Fund
•	Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

•	Cash Management
•	New York Tax Free Money
•	Tax-Free Money
•	Treasury Money
•	PreservationPlus Income Fund

Scudder Advisor Funds III

•	Money Market
•	PreservationPlus Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Reserves Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth & Income Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder Institutional Funds

•	Cash Management Fund
•	Cash Reserves Fund
•	Scudder International Equity Fund
•	Scudder Equity 500 Index Fund
•	Daily Assets Fund
•	Treasury Money Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Massachusetts Tax-Free Fund

Scudder Mid Cap Fund

Scudder Micro Cap Fund

Scudder Money Funds

•	Scudder Government & Agency Money Fund
•	Scudder Money Market Fund
•	Scudder Tax-Exempt Money Fund

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

•	Scudder Yieldwise Government & Agency Money Fund
•	Scudder Yieldwise Money Fund
•	Scudder Yieldwise Municipal Money Fund

Scudder Investments VIT Funds

•	Scudder EAFE Equity Index Fund
•	Scudder Equity 500 Index Fund
•	Scudder Real Estate Securities Portfolio
•	Scudder Small Cap Index Fund

Scudder Variable Series I

•	Scudder Bond Portfolio
•	Scudder Balanced Portfolio
•	Scudder Growth and Income Portfolio

•	Scudder Capital Growth Portfolio
•	Scudder 21st Century Growth Portfolio
•	Scudder Global Discovery Portfolio
•	Scudder International Portfolio
•	Scudder Health Sciences Portfolio
•	Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio
•	Scudder Blue Chip Portfolio
•	Scudder Large Cap Value Portfolio
•	SVS Davis Venture Value Portfolio
•	SVS Dreman Financial Services Portfolio
•	SVS Dreman High Return Equity Portfolio
•	SVS Dreman Small Cap Value Portfolio
•	SVS Eagle Focused Large Cap Growth Portfolio
•	SVS Focus Value+Growth Portfolio
•	SVS Index 500 Portfolio
•	SVS Invesco Dynamic Growth Portfolio
•	SVS Janus Growth and Income Portfolio
•	SVS Janus Growth Opportunities Portfolio
•	SVS MFS Strategic Value Portfolio
•	SVS Turner Mid Cap Growth Portfolio
•	SVS Oak Strategic Equity Portfolio
•	Scudder Fixed Income Portfolio
•	Scudder Global Blue Chip Portfolio
•	Scudder Government & Agency Securities Portfolio
•	Scudder Growth Portfolio
•	Scudder High Income Portfolio
•	Scudder International Select Equity Portfolio
•	Scudder Money Market Portfolio
•	Scudder Small Cap Growth Portfolio
•	Scudder Strategic Income Portfolio
•	Scudder Technology Growth Portfolio
•	Scudder Total Return Portfolio

Tax-Exempt California Money Market Fund

The following information is added to or amends each Fund’s Statement of Additional Information:

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type “proxy voting” in the search field).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

September 27, 2004

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series — Conservative Portfolio

Scudder Pathway Series — Growth Portfolio

Scudder Pathway Series — Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Total Return Fund

Scudder U.S. Government Securities Fund

Supplement to the currently effective Statements of Additional Information of he above listed Funds:

The following replaces the two paragraphs in each Fund’s Statement of Additional Information under “Purchase and Redemption of Shares — Multi-Class Suitability” on the effective dates provided below:

A. Effective July 1, 2004:

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

October 1, 2004

-----------------------------------------------------------------------------------------------------------------
Scudder Aggressive Growth Fund                          Scudder Large Cap Value Fund
Scudder Blue Chip Fund                                  Scudder Large Company Growth Fund
Scudder California Tax-Free Income Fund                 Scudder Latin America Fund
Scudder Capital Growth Fund                             Scudder Managed Municipal Bond Fund
Scudder-Dreman Financial Services Fund                  Scudder Massachusetts Tax-Free Fund
Scudder-Dreman High Return Equity Fund                  Scudder Micro Cap Fund
Scudder-Dreman Small Cap Value Fund                     Scudder Mid Cap Growth Fund
Scudder Emerging Markets Fund                           Scudder New York Tax-Free Income Fund
Scudder Emerging Markets Income Fund                    Scudder Pacific Opportunities Fund
Scudder Fixed Income Fund                               Scudder Pathway Series -- Conservative Portfolio
Scudder Flag Investors Communications Fund              Scudder Pathway Series -- Growth Portfolio
Scudder Flag Investors Equity Partners Fund             Scudder Pathway Series -- Growth Plus   Portfolio
Scudder Flag Investors Value Builder Fund               Scudder Pathway Series -- Moderate Portfolio
Scudder Focus Value + Growth Fund                       Scudder PreservationPlus Income Fund
Scudder Global Fund                                     Scudder RREEF Real Estate Securities Fund
Scudder Global Bond Fund                                Scudder S&P 500 Index Fund
Scudder Commodity Securities Fund                       Scudder S&P 500 Stock Fund
Scudder Global Discovery Fund                           Scudder Select 500 Fund
Scudder Gold and Precious Metals Fund                   Scudder Short Duration Fund
Scudder Greater Europe Fund                             Scudder Short-Term Bond Fund
Scudder Growth and Income Fund                          Scudder Short-Term Municipal Bond Fund
Scudder Health Care Fund                                Scudder Small Cap Growth Fund
Scudder High Income Fund                                Scudder Small Company Stock Fund
Scudder High Income Opportunity Fund                    Scudder Small Company Value Fund
Scudder High Yield Tax-Free Fund                        Scudder Strategic Income Fund
Scudder Income Fund                                     Scudder Tax Advantaged Dividend Fund
Scudder Intermediate Tax/AMT Free Fund                  Scudder Technology Fund
Scudder International Fund                              Scudder Total Return Fund
Scudder International Equity Fund                       Scudder U.S. Government Securities Fund
Scudder International Select Equity Fund
Scudder Japanese Equity Fund
-----------------------------------------------------------------------------------------------------------------

Supplement to the currently effective Statements of Additional Information for
Class A, B or C shares of the above listed Funds:

The following information replaces the section entitled "Financial Services
Firms' Compensation" under "Purchase and Redemption of Shares -- Purchases":

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for
Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of
Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933
Act.

SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:

           Compensation Schedule #1:                Compensation Schedule #2:     Compensation Schedule #3: Scudder
     Retail Sales and Scudder Flex Plan(1)           Scudder Premium Plan(2)          Mid-to-Large Market Plan(2)
     -------------------------------------           -----------------------          ---------------------------
                                       As a                            As a                                As a
                                  Percentage of                    Percentage of                        Percentage
            Amount of                  Net          Amount of           Net           Amount of           of Net
           Shares Sold             Asset Value     Shares Sold      Asset Value      Shares Sold       Asset Value
           -----------             -----------     -----------      -----------      -----------       -----------
$1 million to $3 million (equity      1.00%      Under $15             0.50%      Over $15 million    0.00% - 0.50%
funds)                                           million

$1 million - $3 million (fixed        0.85%
income funds)

$1 million - $3 million (Scudder      0.75%
Short Term Bond Fund, Scudder
Short Duration Fund and Scudder
Short-Term Municipal Bond Fund)

Over $3 million to $50 million        0.50%             --                --                --                 --

Over $50 million                      0.25%             --                --                --                 --

   Compensation Schedule #4: Scudder Choice
   ----------------------------------------
                    Plan(3)
                    -------
                                      As a
                                  Percentage of
            Amount of                  Net
           Shares Sold             Asset Value
           -----------             -----------

All amounts (equity funds)            1.00%

All amounts (fixed income funds)      0.85%

All amounts (Scudder Short            0.75%
Duration Fund and Scudder Short
Term Bond Fund)

(1)      The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under
         "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and
         "Cumulative Discount" features referred to above.

(2)      Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule
         #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to
         Compensation Schedule #3.

(3)      SDI compensates UBS Financial in accordance with Premium Plan
         Compensation Schedule #2.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to
Class C shares maintained and serviced by the firm. SDI is compensated by the
Fund for services as distributor and principal underwriter for Class C shares.

The following information replaces the section entitled "Class A NAV Sales"
under "Purchase and Redemption of Shares - Purchases":

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)      an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)      certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)      any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b); (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)      unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
         Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)      through certain investment advisors registered under the Investment
         Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)      (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with SDI and its affiliates, established prior to October 1,
         2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the "Combined
         Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase
         Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(j)      in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(k)      in connection with a direct "roll over" of a distribution from a Flex
         Plan into a Scudder IRA (this applies to Class B shares only).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement,
dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25%
of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

The following information replaces the section Contingent Deferred Sales Charge under "Purchase and Redemption of Shares - Redemptions":

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.
SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)      redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)      redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;

(c)      redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)      redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social
         Security Administration);

(e)      redemptions under the Fund's Automatic Withdrawal Plan at a maximum of
         12% per year of the net asset value of the account; and

(f)      redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)      for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue
         Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)      for redemptions to satisfy required minimum distributions after age 70
         1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i)      in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5)
         in connection with direct "roll over" distributions from a Flex Plan into a Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)      redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)      redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

March 24, 2005

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2005

Scudder MG Investments Trust

Scudder Fixed Income Fund

Scudder Short Duration Fund

Scudder High Income Plus Fund

Scudder MG Investments Trust (the “Trust”) is an open-end, management investment company consisting of nine investment portfolios (with regard to the three portfolios addressed in this Statement of Additional Information (“SAI”) each a “Fund,” collectively, the “Funds”), each having separate and distinct investment objectives and policies. Each Fund, is classified as “diversified” within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The information contained in this Statement of Additional Information (“SAI”) generally supplements the information contained in a Fund’s Premier Class, Institutional Class, Investment Class, or Class A, B, C and R share Prospectus dated February 1, 2005, as amended or supplemented from time to time (each, a “Prospectus” and collectively, the “Prospectuses”). This SAI is not a prospectus, and should be read only in conjunction with each Fund’s Prospectus.

No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

The audited financial statements for each Fund are included in each Fund’s annual report, which we have filed electronically with the Securities and Exchange Commission (the “SEC”) and which are incorporated by reference into this SAI. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc., the Trust’s Administrator, by calling 1-800-621-1048 or by writing to Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606.

Deutsche Asset Management, Inc. (the “Advisor” or “DeAM, Inc.”) serves as investment advisor and administrator to each Fund. Scudder Distributors, Inc. (the “Distributor” or “SDI”) serves as each Fund’s principal underwriter and distributor.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following is a description of each Fund’s investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. Each Fund will notify its shareholders 60 days prior to a change in its investment policy (In the case of Scudder Fixed Income Fund, if there is any change to its 80% investment policy.) The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

Investment Objectives and Policies

Scudder Fixed Income Fund

The Fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. The Fund may invest up to 20% of its total assets in investment grade fixed income securities rated within the fourth highest rating category or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund’s investment objective are not readily available for purchase.

Scudder Short Duration Fund

The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade short-term fixed income securities rated within the top three rating categories. The Fund may invest up to 40% of its total assets in asset-backed securities. The Fund may invest up to 15% of its total assets in investment grade fixed income securities rated within the fourth highest rating category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund’s investment objective are not readily available for purchase.

Scudder High Income Plus Fund

The Fund seeks high current income and, as a secondary objective, capital appreciation. The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets, determined at the time of purchase, in US dollar-denominated domestic and foreign below investment grade fixed income securities (“junk bonds”), including those whose issuers are located in countries with new or emerging securities markets. The Fund’s investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund’s investment objectives are not readily available for purchase. The Fund may invest up to 25% of its total assets in non-US dollar denominated, below investment grade fixed income securities. Securities may be purchased on a when-issued basis. The Fund may borrow up to 5% of the fund’s net assets against called and tendered bonds in the fund. For the risks associated with borrowing, please see the “Borrowing” subsection of the “Investment Restrictions” section of the SAI.

3

INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a “majority” (as defined in the 1940 Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, “majority” means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction (2) listed below for Short Duration Fund and fundamental investment restriction (9) listed below for High Income Plus Fund.

INVESTMENT RESTRICTIONS THAT APPLY TO SCUDDER SHORT DURATION FUND AND SCUDDER HIGH INCOME PLUS FUND:

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1)	Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund’s investment policy, and the pledge, mortgage or hypothecation of the Fund’s assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2)	(Scudder Short Duration Fund only) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3)	Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4)	Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5)	Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6)	Make loans, except that the Fund may lend Fund securities in accordance with the Fund’s investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7)	Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(8)	Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

(9)	(Scudder High Income Plus Fund only) Borrow money, except in accordance with and to the extent permitted under the 1940 Act and the rules and interpretations thereunder.

4

In addition, each Fund will adhere to the following fundamental investment restriction:

With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust’s Board of Trustees without shareholder approval.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1)	Participate on a joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(2)	Purchase securities of other US-registered investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(3)	Invest for the purpose of exercising control over or management of any company.

(4)	Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

“Value” for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund’s net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO SCUDDER FIXED INCOME FUND:

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Scudder Fixed Income Fund:

(1)	Acquire more than 10% of the voting securities of any one issuer.

(2)	Invest in companies for the purpose of exercising control.

(3)	Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund’s assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and the Fund may enter into repurchase agreements.

(5)	Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6)	Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, the Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9)	Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

(10)	Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11)	Purchase or retain securities of an issuer if an officer, trustee,

5

partner or director of the Fund or any investment advisor of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12)	Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13)	Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase “put” bonds.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of the Fund:

(1)	Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2)	Purchase securities of other US-registered investment companies except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If a Fund’s investment in a particular type of security is limited to a certain percentage of the Fund’s assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions. See the section entitled “Investment Restrictions.”

INVESTMENT PRACTICE	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
KEY TO TABLE:
| Permitted without limit
o Permitted without limit, but not expected to be used to a significant extent
x Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

EQUITY SECURITIES
Common Stock	X	X	20%
Warrants	X	X	20%
Preferred Stock	|	o	|
Convertible Securities	|	o	|

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
Short-Term Instruments	o	|	o
Obligations of Banks and Other Financial Institutions	o	|	o
Certificates of Deposit and Banker’s Acceptances	o	|	o
Commercial Paper	o	|	o
Variable Rate Master Demand Notes	o	|	o
US Government Securities	o	|	o

6

Custodial Receipts	o	o	o
Zero Coupon Securities and Deferred Interest Bonds	|	|	|
Variable Rate Securities	|	|	|
Inverse Floating Rate Securities	o	o	o
Lower-Rated Debt Securities	5%	5%	|
Put Bonds	o	o	o
Bank Loans	X	X	|

MUNICIPAL SECURITIES
Municipal Notes	o	o	o
Tax Anticipation Notes	o	o	o
Revenue Anticipation Notes	o	o	o
Bond Anticipation Notes	o	o	o
Tax and Revenue Anticipation Notes	o	o	o
Construction Loan Notes	o	o	o
Miscellaneous, Temporary and
Anticipatory Instruments	o	o	o
Tax-Exempt Commercial Paper	o	o	o
Municipal Securities	o	o	o
General Obligation Bonds	o	o	o
Revenue Bonds	o	o	o
Private Activity Bonds	o	o	o
Tender Option Bonds	o	o	o
Municipal Leases, Certificates of Participation and Other Participation Interests	5%	5%	5%
Pre-Refunded Securities	o	o	o
Auction Rate Securities	o	o	o
Pay-in-Kind Securities	X	X	o

DERIVATIVE SECURITIES (OPTIONS)
Options on Securities	X	X	|
Options on Securities Indices	X	X	|
Options on Non-US Securities Indices	X	X	|

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)*
Futures Contracts	15%	15%	|
Futures Contracts on Securities Indices	15%	15%	|
Options on Futures Contracts (including Contracts on Securities Indices)	15%	15%	|

DERIVATIVE SECURITIES*
Swap Agreements	o	o	|
Credit Default Swaps	15%	15%	|

DERIVATIVE SECURITIES
Hedging Strategies	o	o	|

7

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES	|	|	|
Government Guaranteed Mortgage-Backed Securities	|	|	|
Ginnie Mae Certificates	|	|	|
Fannie Mae Certificates	|	|	|
Freddie Mac Certificates	|	|	|
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)	|	|	|
Private Issued Mortgage-Backed Securities	|	|	|
Asset-Backed Securities	|	40%	|

SECURITIES OF NON-US ISSUERS
Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and IDRs)	25%^1	25%^1	|^2
Foreign Corporate Debt Securities	25%^1	25%^1	|^2
Foreign Government Debt Securities	25%^1	25%^1	|^2
Investments in Emerging Markets	X	X	|

CURRENCY MANAGEMENT			|
Currency Exchange Transactions	X	X	|
Currency Hedging Transactions	X	X	|
Forward Currency Exchange Contracts	X	X	|
Options on Foreign Currencies	X	X	|

OTHER INVESTMENTS AND INVESTMENT PRACTICES
Illiquid Securities	15%	15%	15%
When-Issued and Delayed Delivery Securities	|	|	|
Repurchase Agreements	|	|	|
Mortgage Dollar Rolls	|	|	|
Lending of Portfolio Securities	X	33 1/3%	33 1/3%
Borrowing (including reverse repurchase agreements)	10%	33 1/3%	33 1/3%
Short Sales	X	o	o
Other Investment Companies	10%	10%	10%
Temporary Defensive Investments	100%	100%	100%

^1	US dollar-denominated securities only.
^2	May be denominated in any currency.
^3	Scudder Fixed Income Fund and Scudder Short Duration Fund each have a 15% of total assets, combined limit on Futures and interest rate swaps

Fixed Income Securities

General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Bank Loans. Scudder High Income Plus Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and, as such, are

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considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s Investors Service, Inc. (“Moody’s”) and the Standard & Poor’s Division of the McGraw-Hill Companies, Inc. (“S&P”) may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation”. When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Put Bonds. Each of the Funds may invest in “put” bonds, which are tax-exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those “put” bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises (“US Government securities”). The full faith and credit of the US support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US Government.

STRIPS are sold as zero coupon securities. See “Zero Coupon Securities.”

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Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see “US Government Securities” above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see “Zero Coupon Securities.”

Each of the Funds may acquire US Government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (the “IRS”) has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Variable and Floating Rate Instruments. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

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Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody’s and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by S&P, Moody’s and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Lower Quality Debt Obligations “Junk-Bonds.” Scudder High Income Plus Fund may invest in below investment grade bonds, including securities in default (Scudder Short Duration Fund and Scudder Fixed Income Fund may only invest up to 5% of net assets in such securities). These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk bonds) will also be affected by the market’s perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor’s judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund’s net asset value.

As discussed above, subject to their respective investment limitations, each Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody’s or BBB by Standard & Poor’s and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Advisor seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Advisor will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor’s own credit analysis.

Scudder High Income Plus Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer’s option, for a specified period. In addition, the Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. See “Taxes” below.

The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles

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but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund’s investment policies and restrictions.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Convertible And Preferred Securities. Subject to its investment objectives and policies, each Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure, are consequently of higher quality, and entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund’s investments in fixed income securities.

Each Fund, subject to its investment objectives, may purchase preferred stock. Preferred stock is an equity security, but possesses certain attributes of debt securities and is generally considered a fixed income security. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stock generally entails less risk than common stocks. Upon liquidation, preferred stock is entitled to a specified liquidation preference, which is generally the same as the par or stated value, and is senior in right of payment to common stock. However, preferred stock is an equity security in that it does not represent a liability of the issuer and therefore does not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stock is subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants. The Scudder High Income Plus Fund may invest up to 20% of its net assets, measured at the time of purchase, in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Municipal Securities. The Funds may, to a limited extent, invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the US (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include “private activity” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

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The two principal classifications of municipal securities are “general obligations” and “revenue obligations. “ General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as a Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of ‘non-appropriation’ clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund’s investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund’s original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds’ respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund’s limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

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Each of the Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund’s participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity and Industrial Development Bonds. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

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However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate. Each Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities in which the Funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund’s assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Fund’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Mortgage-Backed and Asset-Backed Securities

General. Each Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund’s ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

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Mortgage-Backed. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the US. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Each Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including “regular” interests and “residual” interests. The Funds do not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

The Scudder Fixed Income Fund and Scudder Short Duration Fund may at times, invest a significant percentage of their assets in CMOs.

Asset-Backed Securities. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust

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or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments. The Scudder Short Duration Fund may, at times, invest a significant percentage of its assets in asset-backed securities.

Securities of Foreign Issuers

Foreign Securities. Subject to their respective investment objectives and policies, each of the Funds may invest in securities of foreign issuers and supranational entities. While the non-US investments of Scudder High Income Plus Fund may be denominated in any currency, the investments of Scudder Fixed Income Fund and Scudder Short Duration Fund in foreign securities may be denominated only in the US dollar. Foreign securities may offer investment opportunities not available in the US, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the US. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the US, which could affect the liquidity of the Funds’ portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

If the Advisor increases Scudder High Income Plus Fund’s exposure to a foreign currency, and that currency’s value subsequently falls, the Advisor’s currency management may result in increased losses to the Fund. If the Advisor hedges the Fund’s exposure to a foreign currency, and that currency’s value rises, the Fund will lose the opportunity to participate in the currency’s appreciation.

Foreign Government Securities. The foreign government securities in which each of the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds may invest in foreign government securities in the form of American Depository Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Investment in Emerging Markets. The Scudder High Income Plus Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund’s investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries.

Equity and Equity Related Securities. The Funds may invest in common stock and preferred stock and, in addition, the Scudder High Income Plus Fund may invest in warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment.

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Scudder High Income Plus Fund may each enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance

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that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Scudder High Income Plus Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a “spot” basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts (“forward currency contracts”) or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a “spread” or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.

The Fund or the Fund’s custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund’s ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

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While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Options on Securities, Securities Indices and Foreign Currencies

General. The Scudder High Income Plus Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the Options Clearing Corporation (the “OCC”) or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

Written Options. The Scudder High Income Plus Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as “premiums”) for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Scudder High Income Plus Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

The Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

Other Considerations. The Funds will engage in over-the-counter (“OTC”) options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if

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the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and Related Options

General. When deemed advisable by the Advisor, the funds may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Funds may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities with a value equal to the amount of a Fund’s obligations.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Funds proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some

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circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular cash securities, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

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The Funds may invest up to 15% of their total assets in credit default swaps for both hedging and non-hedging purposes. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund’s assets may be invested in credit default swaps for purposes of buying credit protection. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund’s restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund’s restrictions on investing in illiquid securities. The Fund may invest up to         % of its total assets in swap certificates.

Other Considerations. The Scudder High Income Plus Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund’s futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits the Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See “Taxes.”

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

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While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund’s underlying securities. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund’s net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor’s ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under “Futures Contracts and Options on Futures Contracts”, there is no limit on the percentage of the assets of Scudder High Income Plus Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund’s transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See “Taxes” below. Options, futures contracts and options on futures contracts are derivative instruments.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund’s custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust’s Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller’s estate. As an unsecured creditor, the Fund would be at risk of losing

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some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

“When-Issued” Purchases and Forward Commitments (Delayed Delivery). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a “when-issued” or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When a Fund agrees to purchase securities on a “when-issued” or forward commitment basis, the Fund’s custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. The market value of a Fund’s net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in “when-issued” and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To the extent a Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value, or income earned on the holding, of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See “Investment Restrictions.”

Lending Portfolio Securities. Each Fund, other than the Scudder Fixed Income Fund, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund’s total assets. A Fund’s loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund’s loans of securities will be maintained at all times in a segregated account with the Fund’s custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of

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collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “placing broker.” No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

Diversification. Each Fund is “diversified” under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See “Investment Restrictions” above and “Taxes” below.

Concentration of Investments. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities).

Mortgage Dollar Rolls. Each of the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) or fee income and by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

Restricted Securities. Each of the Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933. Although Rule 144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund’s Board of Trustees has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor’s or P-1 by Moody’s, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition,

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while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Fixed Income Securities — Variable and Floating Rate Instruments.”

Bank Obligations. Each Fund’s investments in money market instruments may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

MANAGEMENT OF THE TRUST AND FUNDS

Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust’s Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code’s preclearance requirements, subject to certain exceptions. In addition, the Trust’s Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust’s Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds’ advisor and its affiliates (including each Fund’s Distributor, Scudder Distributors, Inc. (“SDI”)) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Funds for their own accounts, subject to compliance with the Consolidated Code’s preclearance and other requirements. Among other things, the Consolidated Code provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Portfolio Turnover. A Fund’s portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:

	For the Fiscal Year Ended
	2004	2003
Scudder Fixed Income Fund	91%	290%

Scudder Short Duration Fund	236%	322%

Scudder High Income Plus Fund	152%	143%

Administrator. Deutsche Asset Management, Inc. (the “Administrator”), 345 Park Avenue, New York, New York 10154, serves as the Trust’s administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies

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including the Commission and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund’s net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of each Fund: 0.12% (0.10% for the premier Class of Scudder High Income Plus Fund). The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund’s net assets as described in the Expense Information tables in the Prospectus.

The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:

	For the Fiscal Year Ended
	2004	2003	2002
Scudder Fixed Income Fund	$1,275,908	$1,293,043	$989,459

Scudder Short Duration Fund	$241,972	$172,380	$56,515

Scudder High Income Plus Fund	$327,306	$458,342	$420,964

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Expenses of the Trust. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers’ commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund’s assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust’s auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Transfer Agent. Scudder Investments Service Company (the “Transfer Agent” or “SISC”), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the “Transfer Agency Agreement”), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust’s Board of Trustees concerning the operations of each Fund.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) pursuant to which Scudder Distributors, Inc., (the “Distributor” or “SDI”), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Certain classes of each Fund are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of these particular classes of each Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of such parties. The Distribution Agreement was most recently approved on August 5 and 6, 2004 by a vote of the Trust’s Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or “interested persons” of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days’ written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days’ written notice to the Trust.

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Class A, B, C and R Shares Only. In addition, with respect to Class A, B, C and R Shares of Scudder Fixed Income Fund, Classes A, B and C of Scudder High Income Plus Fund and Class A, B and C shares of Scudder Short Duration Fund, these classes may enter into shareholder servicing agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions’ ongoing shareholder services. The Scudder Short Duration Fund, Scudder High Income Plus Fund and Scudder Fixed Income Fund may also enter into shareholder servicing agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or shareholder servicing agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the shareholder servicing agreements, the Trust may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution’s fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A shares. With respect to the Class A shares, the Distributor expects to allocate up to all of its fee to participating dealers and shareholder servicing agents. As compensation for providing distribution and shareholder services as described above for the Class B and C shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of the respective average daily net assets attributable to such class. In addition, with respect to the Class B and C shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. As compensation for providing distribution and shareholder services as described above for the Class R shares, the Distributor receives an annual fee, paid monthly, equal to 0.50% of the average daily net assets of the Class R shares. (See the Prospectus.) For the fiscal year ended October 31, 2004, the Funds paid shareholder servicing and distribution fees as follows:

Fund And Class	Distribution Fee	Shareholder Servicing Fee	CDSC Fees Paid
Scudder Fixed Income Fund - Class A	$469,413	NA	NA
Scudder Fixed Income Fund - Class B	$327,361	$105,680	$141,098
Scudder Fixed Income Fund - Class C	$396,684	$119,126	$27,393
Scudder Fixed Income Fund - Class R	$2,556	$2,475	NA
Scudder Fixed Income Fund - Investment Class	NA	$197,383	NA

Scudder Short Duration Fund - Class A*	$168,046	NA	NA
Scudder Short Duration Fund - Class B*	$69,024	$23,008	$34,351
Scudder Short Duration Fund - Class C*	$260,631	$86,877	$42,786

Scudder High Income Plus Fund - Class A	NA	NA	NA
Scudder High Income Plus Fund - Class B	NA	NA	NA
Scudder High Income Plus Fund - Class C	NA	NA	NA
Scudder High Income Plus Fund - Investment Class	NA	$59,619	NA

*	For the period February 28, 2003 (commencement of sales of Class A, B and C shares) to October 31, 2003.

Scudder High Income Plus Fund first offered Class A, Class B, Class C shares with their Prospectus dated February 1, 2005 and therefore, has no fees to report for those classes.

Scudder Fixed Income Fund Class A, B and C shares were offered for the first time with their Prospectus dated June 28, 2002. Scudder Fixed Income Fund Class R shares were offered for the first time with its Prospectus dated October 1, 2003. Scudder Short Duration Fund Class A, B and C shares were offered for the first time with their prospectus dated February 28, 2003.

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company’s board of directors and approved by their shareholders. High Income Plus Fund and Fixed Income Fund have adopted plans of distribution for their Class A, B, C and R Shares (the “Plans”). Under each plan, each Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to participating dealers and shareholder servicing agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans will be renewed only if the Board of Trustees makes a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the applicable Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund’s outstanding shares.

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During the continuance of the Plans, the Trustees will be provided for its review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to participating dealers pursuant to any sub-distribution agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor’s actual cost of providing distribution services and may be used to pay the Distributor’s overhead expenses. If the cost of providing distribution services to the Class A or Class R Shares is less than 0.25% of the Class A Shares’ average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes’ respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to High Income Plus Fund or Fixed Income Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the respective Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of each Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

During the fiscal year ended October 31, 2004, the Distributor received commissions on the sale of Scudder Fixed Income Fund and Scudder Short Duration Funds’ Class A and Class C shares as follows:

Fund Name and Class	Fees Paid
Scudder Fixed Income Fund - Class A	$71,852
Scudder Fixed Income Fund - Class C	$3
Scudder Short Duration Fund - Class A	$28,905
Scudder Short Duration Fund - Class C	$20

Scudder High Income Plus Fund Class A and Class C shares commenced operations on February 1, 2005 and therefore, have no information to report during this period.

Custodian. Street Bank and Trust Company (“SSB” or the “Custodian”), One Heritage Drive — JPB/2N, North Quincy, MA 02171, serves as the Trust’s custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund’s portfolio securities and (v) makes periodic reports to the Trust’s Board of Trustees concerning a Fund’s operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

Service Plan (B, C and Investment Class Shares Only). Each Fund has adopted a service plan (the “Service Plan”) with respect to its B, C and Investment Class shares which authorizes it to compensate service organizations whose customers invest in B, C and Investment shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Service Plans, a Fund may enter into agreements with service organizations (“Service Agreements”). Under such Service Agreements or otherwise, the service organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 (“ERISA”); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law.

As compensation for such services, each service organization of a Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund’s Investment shares attributable to customers of such service organization. Service organizations may from time to time be required to meet certain other criteria in order to receive service fees.

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In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust’s Board of Trustees for their review periodically a written report of services performed by and fees paid to each service organization under the Service Agreements and Service Plans.

Pursuant to the Service Plans, Investment Class shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization’s Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 (“ERISA”) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary’s decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of an ERISA plan shall be held for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of “party in interest” with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries or for defraying reasonable expenses of administering the ERISA plan for which the ERISA plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary’s receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

Portfolio Transactions.

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

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Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004 the Trust, which includes the Funds, paid $2,243,000, $3,069,000 and $4,158,000 respectively in brokerage commissions.

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Each Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004 the Funds did not hold any securities of their regular brokers or dealers.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries would submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (Not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

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Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of Deutsche or Scudder employees and directors.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, SDI may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of Scudder Fixed Income Fund sold.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other funds underwritten by SDI.

Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. Scudder Distributors, Inc. (“SDI”) may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

Compensation Schedule #1: Retail Sales and Scudder Flex Plan(1)				Compensation Schedule #2: Scudder Premium Plan(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value
$1 million to $3 million	1.00%	Under $	15 million	0.50%	Over $	15 million	0.25% - 0.50%

Over $3 million to $50 million	0.50%		—	—		—	—

Over $50 million	0.25%		—	—		—	—

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Compensation Schedule #4: Scudder Choice Plan(3)
Amount of Shares Sold	As a Percentage of Net Asset Value
All amounts	1.00%

(1)	The commission schedule on a calendar year basi will be reset shares pursuant to the Ls for sales of Purchase Privilearge Order NAV employer-sponsored emplge to plans using the subacoyee benefit keeping system, made avacount record ADP, Inc. under an alliilable through and its affiliates. . Fance with SDI determining the appropriaor purposes of percentage to be apte commission particular sale under plied to a schedule, SDI will the foregoing cumulative amount invconsider the purchaser in a Fund andested by the listed under “Special Fe other Funds A Shares — Combined atures — Class including purchases pur Purchases,”, “Combined Purchases,” suant to the Intent” and “Cumulati “Letter of features referred to belove Discount” w.
(2)	Compensation Schedules to employer sponsored em2 and 3 apply plans using the OmniPlployee benefit record keeping system mus subaccount through ADP, Inc. undeade available with SDI and its affr and alliance Compensation Scheduleiliates. The determined based on the will be conversion assets. Co value of the “Compensation Schedulnversion from “Compensation Schedule e #2” to automatic process. Wh#3” is not an assets grow to exceed $15en a plan’s Plan Sponsor must cont million, the Relationship Manager act its Client conversion to Compensatioto discuss a n Schedule #3.
(3)	SDI compensates UBS accordance with P Financial in Compensation Schedule #2.

SDI compensates firms for sale shares at the time of sale at a cos of Class B of up to 3.75% of the amount of Cmmission rate purchased. SDI is compensated blass B shares services as distributor any the Fund for underwriter for Class B shares. Sd principal firms the first year distributionDI advances to of 0.75% of the purchase price o fee at a rate For periods after the first year, f such shares. pays firms for sales of Class SDI currently distribution fee, payable quart C shares of annual rate of 0.75% of net assetserly, at an to Class C shares maintained an attributable the firm. SDI is compensated bd serviced by services as distributor any the Fund for underwriter for Class C shares. d principal

Class A Purchases. The sales ch applicable to purchases made at oarge scale is “purchaser,” which includes: an ine time by any an individual, his or her spousendividual; or under the age of 21; or a trus and children fiduciary of a single trust esttee or other fiduciary account; or an organiate or single from federal income tax under Sectzation exempt or (13) of the Code; or ion 501(c)(3) profit-sharing or other employee a pension, whether or not qualified under benefit plan the Code; or other organized grSection 401 of whether incorporated or not, oup of persons organization has been in existenc provided the six months and has some purpose e for at least purchase of redeemable securother than the registered investment company at ities of a order to qualify for a lower salesa discount. In orders from an organized group w charge, all placed through a single investmill have to be other firm and identified as origient dealer or qualifying purchaser. nating from a

The public offering price of Clas purchasers choosing the initial s A shares for alternative is the net asset valu sales charge charge, as set forth below. e plus a sales

Scudder Fixed Income Fund and Scudder High Income Plus Fund	Sales Charge
Amount of Purchase	As a Percentage of Offering Price^1	As a Percentage of Net Asset Value^2		Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%		4.00%
$100,000 but less than $250,000	3.50	3.63		3.00
$250,000 but less than $500,000	2.60	2.67		2.25
$500,000 but less than $1 million	2.00	2.04		1.75
$1 million and over	.003	.00	^3	.00	^4

Scudder Short Duration Fund	Sales Charge
Amount of Purchase	As a Percentage of Offering Price^1	As a Percentage of Net Asset Value^2		Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%		2.25%
$100,000 but less than $250,000	2.50%	2.56%		2.00%
$250,000 but less than $500,000	2.00%	2.04%		1.75%
$500,000 but less than $1 million	1.50%	1.52%		1.25%
$1 million and over	.003	.00	^3	.00	^4

^1	The Offering Price Includes the sales charge.

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^2	Rounded to the nearest one-hundredth percent.
^3	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
^4	Commission is payable by SDI as discussed below.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

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(h)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), made available through ADP, Inc. under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k)	in connection with a direct “roll over” of a distribution from a Flex Plan into a Scudder IRA (this applies to Class B Shares only.)

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Purchase of Class C Shares. As of March 1, 2004, Class C shares of each fund will be offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus and Statement of Additional Information.

Multi-Class Suitability

Effective July 1, 2004: SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a. Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the Flex System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

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b. Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c. Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled “Buying and Selling Shares” in the relevant Fund’s prospectuses. The following supplements that information. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum amounts may be changed at any time in management’s discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund’s transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund’s transfer agent should submit purchase and redemption orders as described in the Prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your financial representative or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Purchase of Institutional, and Investment Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares’ in the relevant Fund’s prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management’s discretion. There are no minimum investments for Class R shares. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee and 0.25% shareholder servicing fee).

	Sales Charge	Annual 12b-1 Distribution Fees (as a% of average daily net assets)	Other Information
Investment Class	None	0.25%	Not applicable

In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Premier and Institutional Class shares by setting up an account directly with each Fund’s Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund’s Transfer Agent should submit purchase and redemption orders as described in the

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prospectus. Investors may invest in Class R through certain retirement and other plans. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Premier, Institutional, Investment Class and Class R shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Redemption fee. Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 (60 days in the case of Scudder High Income Plus Fund) days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s.

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

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If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSCs may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year’s charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under a Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

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(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in the Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliatesby the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (3) in connection with distributions qualifying under the hardship provisions of the Code, and (4) representing returns of excess contributions to such plans and (5) in connection with direct “roll over” distributions from a Flex Plan into a Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan (Not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Investment Class Shares. Shareholders of each Fund’s Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

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Institutional Class Shares. Shareholders of each Fund’s Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Dividends and Distributions

Each Fund intends to accrue daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December. Although the Funds do not have a policy of maintaining a stable dividend, the Funds typically seek to avoid month-to-month fluctuations in the dividend. As a result, there is a risk that a Fund’s dividends in a year may exceed its taxable income, which would result in a return of capital to shareholders.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income (including short-term capital gain) distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.	To receive income dividends and capital gain distributions in cash.

Dividends and distributions will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends and distributions of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend and distribution checks (and future dividends and distributions) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Dividends of investment company taxable income and distributions of net realized capital gains are taxable, whether made in shares or cash.

Each dividend distribution is accompanied by a brief explanation of the form and character of the dividend or distribution. The characterization of dividends and distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all dividends and distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend and distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional dividends of net investment income or distributions of capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of

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that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

TAXES

The following is a summary of certain material US federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. It is not intended as a complete discussion of all of the potential federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change, possibly with retroactive effect.

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Taxation of the Funds and Their Investments

Each Fund will be treated as a separate taxpayer for US federal income tax purposes. Each Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. For example, each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, US government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than US government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Under the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.

As a regulated investment company, each Fund will not be subject to US federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. A Fund will be subject to income tax at regular corporate rates on any taxable income or gain that it doe not distribute. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring federal income tax liability.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Trust anticipates that the Funds will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends would be eligible for the dividends received deduction for corporations in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A Fund’s investment in so-called “OID bonds” and “market discount bonds” will be subject to special tax rules. An OID bond is a security that is issued at a discount from its face value (e.g., zero coupon securities). A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it also an OID bond). If a Fund invests in an OID bond it will be required to accrue in income each year for federal income tax purpose a portion of the difference between the issue price and the face value of the OID bond (the “original issue discount” or “OID”), even though the Fund will not receive corresponding cash interest payments with respect to such OID bond. This original issue discount is imputed income that will comprise a part of the Fund’s investment company taxable income, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including

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provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investment in so called “section 1256 contracts,” such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Every shareholder of a Fund will receive, if appropriate, various written notices after the close of the Fund’s prior taxable year as to the federal income status of his or her dividends and distributions which were received from the Fund during the Fund’s prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

Foreign Investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund’s assets to be invested in various countries will vary.

If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), each Fund may make an election pursuant to which certain foreign taxes paid by a Fund would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of each Fund’s shareholders, and such Fund’s shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund’s shareholder will be notified after the close of each Fund’s taxable year whether the foreign taxes paid will “pass through” for that year and, if so, such notification will designate (a) the shareholder’s portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for “passive income,” which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a Fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investment in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing Fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing Fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise

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tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of US Shareholders

Dividends and Distributions

Each Fund intends to distribute substantially all of its net income and capital gains, if any, to shareholders each year. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Each Fund’s dividends and capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31.

If a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Funds designate as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Funds. All other dividends of the Funds (including dividends from short-term capital gains) from current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a fund after December 31, 2002 from US corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust (“REIT”) or another regulated investment company (“RIC”) generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

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The Funds do not expect that a significant portion of their respective dividends will be eligible for treatment as qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the “extraordinary dividend” was paid, then the loss will be long-term capital loss to the extent of such “extraordinary dividend.” An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings. and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sale of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of snares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

The sale or other disposition of shares of a Fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

Backup Withholding

A Fund may be required to withhold US federal income tax on taxable distributions and redemption proceeds payable to shareholders who fail to provide each Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability.

Foreign Shareholders

A foreign shareholder is a shareholder that, for US federal income tax purposes, is not a US citizen or resident or a US corporation, partnership, estate or trust. Dividends (other than capital gains dividends and exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not “effectively connected” with a US trade or business carried on by such

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foreign shareholder generally will be subject to a US federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty. However, if a foreign shareholder’s ownership of Fund shares is “effectively connected” with a US trade or business carried on by such foreign shareholder, then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends (other than exempt-interest dividends) will instead be subject to US federal income tax on a net-income basis at the rates that are applicable to US citizens or domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for US federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and capital gain distributions to foreign shareholders generally will not be subject to US federal income or withholding tax if the shareholder furnishes each Fund with a certificate regarding the shareholder’s foreign status unless the foreign shareholder is a nonresident alien individual who is physically present in the US for more than 182 days during the taxable year and meets certain other conditions.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Fund’s shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Fund is managed by the Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Fund’s Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Fund. Information for each Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund’s advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust’s operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen

Joseph R. Hardiman 5/27/37 Chairman since 2004 and Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation^3 (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004) and Director, Circon Corp.^3 (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985)	54

Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk-management firm (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.^3 (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.3 International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining3 (mining and exploration) (1998-February 2001), Archer Daniels Midland Company3 (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001) ; Chairman of the Board, Weirton Steel Corporation3 (April 1996-2004 )	56

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S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004)	54

Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985- January 2001)	54

Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	54

Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998)	54

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present)	54

Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	54

William N. Searcy 9/03/46 Trustee since 1993	Private investor since October 2003; Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation3 (telecommunications) (since November 1989)	54

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler^4 (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	137

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Officers

Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Julian F. Sluyters^5 7/14/60 President and Chief Executive Officer since 2004	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Kenneth Murphy^6 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2000)

Paul Schubert^5 (1963) Chief Financial Officer, 2004- present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Charles A. Rizzo^6 8/5/57 Treasurer since	Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

John Millette^6 8/23/62 Secretary since 2003	Director, Deutsche Asset Management

Lisa Hertz^5 (1970) Assistant Secretary, 2004-present	Assistant Vice President, Deutsche Asset Management

Daniel O. Hirsch 3/27/54 Assistant Secretary since	Managing Director, Deutsche Asset Management (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-present)

Caroline Pearson^6 4/1/62 Assistant Secretary, since	Managing Director, Deutsche Asset Management

Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary since	Director, Deutsche Asset Management

Kevin M. Gay^6 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management

Salvatore Schiavone^6 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Kathleen Sullivan D’Eramo^6 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Philip Gallo^5 8/2/62 Chief Compliance Officer 2004- present	Managing Director, Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

^1	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
^2	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which these funds are each a series.
^3	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
^4	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 280 Park Avenue, New York, New York.
^5	Address: 345 Park Avenue, New York, New York
^6	Address: Two International Place, Boston, Massachusetts 02110

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

49

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary

Trustee Ownership in the Funds^1

Trustee	Dollar Range of Beneficial Ownership in Scudder Fixed Income Fund	Aggregate Dollar Range of Ownership as of 12/31/04 in all Funds Overseen by Trustee in the Fund Complex^2,^3
Independent Trustees:

Richard R. Burt	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
William N. Shiebler	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership in Scudder Short Duration Fund	Aggregate Dollar Range of Ownership as of 12/31/04 in all Funds Overseen by Trustee in the Fund Complex^2,^3
Independent Trustees:

Richard R. Burt	$1-$10,000	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	$10,001-$50,000	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	Over $100,000	Over $100,000
William N. Shiebler	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership in Scudder High Income Plus Fund	Aggregate Dollar Range of Ownership as of 12/31/04 in all Funds Overseen by Trustee in the Fund Complex^2,^3
Independent Trustees:

Richard R. Burt	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	$10,001-$50,000	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	Over $100,000	Over $100,000
William N. Shiebler	None	Over $100,000

^1	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
^2	The Funds include Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Plus Fund.
^3	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of The Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

50

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt		None
S. Leland Dill		None
Martin J. Gruber		None
Joseph R. Hardiman		None
Richard Herring		None
Graham E. Jones		None
Rebecca W. Rimel		None
Philip Saunders, Jr.		None
William N. Searcy		None

As of December 31, 2004, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of each Fund.

To the best of the Fund’s knowledge, as of January 19, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of January 19, 2005, 4,658,623.049 shares in the aggregate, or 8.57% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,199,144.078 shares in the aggregate, or 12.03% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 63,629.647 shares in the aggregate, or 16.67% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of First Interstate Bank TTEE, First Interstate Bank Savings and Profit Sharing Plan, U/A 07/01/83, 401 N. 31st St., Billings, MT 59101-1200 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,663,702.447 shares in the aggregate, or 16.69% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty St., New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,234,784.218 shares in the aggregate, or 5.57% of the outstanding shares of Scudder Fixed Income Fund, Class A were held in the name of Scudder Trust Company TTEE, FBO Community Health Systems Inc., 401K Plan #062852, Attn: Asset Recon P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,682,462.773 shares in the aggregate, or 7.58% of the outstanding shares of Scudder Fixed Income Fund, Class A were held in the name of Jennifer Ferrari TTEE, State Street Bank and Trust, FBO ADP 401K Daily Valuation Prod. B, 4 Becker Farm Rd. #580, Roseland, NJ 07068-1739 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 5,487,963.246 shares in the aggregate, or 10.10% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of Scudder Trust Company TTEE, FBO DB Matched Savings Plan, Attn: Asset Recon Dept. #063115, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 41,942.240 shares in the aggregate, or 10.99% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of Scudder Trust Company, FBO Hampshire OB-GYN Assoc. Inc., Attn: Asset Recon Dept. # 063674, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 31,338.881 shares in the aggregate, or 8.21% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of Community Bank N A Cust. FBO Bancoop Savings & Investment Plan, 6 Rhoads Dr. Ste. 7, Utica, NY 13502-6317 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 23,027.118 shares in the aggregate, or 6.03% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of Community Bank NA Cust. FBO International Shipping Agency Salary Deferral & Savings Plan, 6 Rhoads Dr. Ste. 7, Utica, NY 13502-6317 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,005,104.518 shares in the aggregate, or 10.08% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of Scudder Trust Co. Cust. FBO Life Care Centers of America, Attn: Asset Recon Dept. #062804, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 528,032.510 shares in the aggregate, or 5.30% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of Scudder Trust Co. Cust. FBO the Thrift Plan of Lonza, Attn: Asset Recon Dept. #062816, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

51

As of January 19, 2005, 8,101,608.783 shares in the aggregate, or 14.91% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Balanced Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 4,556,389.683 shares in the aggregate, or 8.38% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Growth Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 2,867,630.805 shares in the aggregate, or 12.92% of the outstanding shares of Scudder Fixed Income Fund, Class A were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 230,090.716 shares in the aggregate, or 5.92% of the outstanding shares of Scudder Fixed Income Fund, Class B were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 245,646.473 shares in the aggregate, or 6.32% of the outstanding shares of Scudder Fixed Income Fund, Class B were held in the name of Citigroup Global Markets Inc., 00109801250, Attn: Peter Booth, 7th Fl, 333 W 34th St., New York, NY 10001-2402 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 415,460.097 shares in the aggregate, or 8.93% of the outstanding shares of Scudder Fixed Income Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration 97D94, 4800 Deer Lake Dr., East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 98.039 shares in the aggregate, or 50.00% of the outstanding shares of Scudder Short Duration Fund, Class S were held in the name of Scudder Test Account, 210 W 10th St., Attn: Client SVCS 7th Fl, Kansas City, MO 64105-1614 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 305,311.880 shares in the aggregate, or 5.46% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 675,192.434 shares in the aggregate, or 12.08% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty St., New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,118,017.074 shares in the aggregate, or 20.00% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of Risk Enterprise Management Limited, Attn: Stephen Marcketta, 2540 US Highway 130 Ste 109, Cranbury, NJ 08512-3519 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 430,518.445 shares in the aggregate, or 7.70% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of Whitehall Station Insurance Co. Ltd., P.O. Box 1151 GT First Carribean House, 3rd Floor, Grand Cayman, Cayman Islands who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 414,846.762 shares in the aggregate, or 5.47% of the outstanding shares of Scudder Short Duration Fund, Class A were held in the name of State Street Bank & Trust Co., Cust. for Scudder Pathway Series, Growth Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 292,364.305 shares in the aggregate, or 7.90% of the outstanding shares of Scudder Short Duration Fund, Class C were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,659,892.550 shares in the aggregate, or 21.90% of the outstanding shares of Scudder Short Duration Fund, Class A were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration 97D94, 4800 Deer Lake Dr. East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 844,288.387 shares in the aggregate, or 22.83% of the outstanding shares of Scudder Short Duration Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration 97D94, 4800 Deer Lake Dr. East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

52

As of January 19, 2005, 673,251.519 shares in the aggregate, or 7% of the outstanding shares of Scudder High Income Plus Fund, Investment Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 509,444.944 shares in the aggregate, or 6% of the outstanding shares of Scudder High Income Plus Fund, Investment Class were held in the name of Chase Manhattan Bank TTEE, FBO ADP DC Express, Attn: Lisa Glenn, 3 Chase Metrotech Center 6th Floor, Brooklyn, NY 11245-0001 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 329,930.444 shares in the aggregate, or 6.90% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Soft Drink & Brewery Workers Union, Local 812 Retirement Fund, 188 Summerfield St., Scarsdale, NY 10583-5499 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,828,551.542 shares in the aggregate, or 20% of the outstanding shares of Scudder High Income Plus Fund, Investment Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty Street, New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 965,255.860 shares in the aggregate, or 20.19% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Public School Employees Retirement System, C/O State Street PA SVCS 30 N 3rd St. Ste 750, Harrisburg, PA 17101-1712 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 4,741,334.802 shares in the aggregate, or 52% of the outstanding shares of Scudder High Income Plus Fund, Investment Class were held in the name of Jennifer Ferrari TTEE, State Street Bank and Trust, FBO ADP 401K Daily Valuation Prod. A, 4 Becker Farm Rd. #580, Roseland, NJ 07068-1739 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 397,357.504 shares in the aggregate, or 8.31% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Georgia Tech Foundation Inc., 177 North Ave. NW, Atlanta, GA 30332-0001 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 360,219.444 shares in the aggregate, or 7.53% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Navajo Nation, 280 Park Ave. 12 East, NYC03-1260, New York, NY 10017-1216 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 834,663.769 shares in the aggregate, or 17.46% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Indiana Tobacco Master Trust, Attn: Mary Ellen Higgins, 280 Park Ave., New York, NY 10017-1216 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 863,751.949 shares in the aggregate, or 18.41% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of Felician Services Inc., 3800 W. Peterson Ave., Chicago, IL 60659-3116 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 761,880.940 shares in the aggregate, or 16.24% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of John P. Dawson TTEE, John P. Dawson Charitable Remainder, Unitrust U/A 08/25/2000, 2141 Byron St., Palo Alto, CA 94301-4006 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 459,278.637 shares in the aggregate, or 9.79% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty St., New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 456,981.919 shares in the aggregate, or 9.56% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Conservative Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 656,937.272 shares in the aggregate, or 13.74% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Balanced Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 311,460.700 shares in the aggregate, or 6.51% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Growth Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,321,684.589 shares in the aggregate, or 28.17% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of Deutsche Bank Securities Inc. FBO 906-20821-11, P.O. Box 1346, Baltimore, MD 21203-1346 who may be deemed as the beneficial owner of certain of these shares.

53

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met nine times during the calendar year ended December 31, 2004 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2004.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met three times during the calendar year ended December 31, 2004.

*	Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund’s Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee with Messrs. Burt, Dill, Hardiman, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met one time during the calendar year ended December 31, 2004.

Additional Committees. The Board of Trustees has established a Fixed Income Committee and an Equity Committee. The members of the Fixed Income Committee are Messrs. Dill, Jones and Searcy (Chairperson) and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber (Chairperson), Hardiman, Herring and Saunders. The Fixed Income and Equity Committees periodically review the investment performance of the Fund. The Fixed Income Committee met five times and the Equity Committee met five times during the calendar year ended December 31, 2004.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Herring (Chairperson) and Gruber. This committee was established December 2004 and therefore held one meeting during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Messrs. Burt and Hardiman and Ms. Rimel (Chairperson). This committee was established December 2004 and met one time in 2004.

Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Saunders and Searcy. This committee met five times in 2004.

Remuneration. Officers of the Funds receive no direct remuneration from the Funds. Officers and Trustees of the Funds who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Funds receives compensation from the Funds for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

54

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following table shows compensation received by each Trustee from the Trust and the Funds and aggregate compensation from the Fund Complex during the calendar year 2004.

Name of Trustee	Compensation from Scudder High Income Plus Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from the Fund and the Fund Complex^1,^3
Richard R. Burt	$1,715	$0	$198,370
S. Leland Dill	$1,766	$0	$155,500
Martin J. Gruber	$1,496	$0	$136,000
Joseph R. Hardiman^2	$1,522	$0	$139,000
Richard J. Herring^2	$1,518	$0	$138,000
Graham E. Jones	$1,507	$0	$137,000
Rebecca W. Rimel^2	$1,722	$0	$164,120
Philip Saunders, Jr.^2	$1,518	$0	$138,000
William N. Searcy	$1,708	$0	$149,500

Name of Trustee	Compensation from Scudder Fixed Income Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from the Fund and the Fund Complex1,3
Richard R. Burt	$4,378	$0	$198,370
S. Leland Dill	$4,397	$0	$155,500
Martin J. Gruber	$3,625	$0	$136,000
Joseph R. Hardiman^2	$3,711	$0	$139,000
Richard J. Herring^2	$3,687	$0	$138,000
Graham E. Jones	$3,656	$0	$137,000
Rebecca W. Rimel^2	$4,405	$0	$164,120
Philip Saunders, Jr.^2	$3,687	$0	$138,000
William N. Searcy	$4,218	$0	$149,500

Name of Trustee	Compensation from Scudder Short Duration Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from the Fund and the Fund Complex^1,^3
Richard R. Burt	$1,251	$0	$198,370
S. Leland Dill	$1,262	$0	$155,500
Martin J. Gruber	$1,108	$0	$136,000
Joseph R. Hardiman2	$1,124	$0	$139,000
Richard J. Herring2	$1,120	$0	$138,000
Graham E. Jones	$1,114	$0	$137,000
Rebecca W. Rimel2	$1,256	$0	$164,120
Philip Saunders, Jr. 2	$1,120	$0	$138,000
William N. Searcy	$1,227	$0	$149,500

^1	During calendar year 2004, the total number of funds overseen by each Trustee was 57 funds.
^2	Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.
^3	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $31,120 for Mr. Burt, $3,000 for Mr. Dill, $3,000 for Mr. Gruber, $3,000 for Mr. Hardiman, $4,000 for Mr. Herring, $3,000 for Mr. Jones, $31,120 for Ms. Rimel, $4,000 for Mr. Saunders and $2,000 for Mr. Searcy. These meeting fees were borne by the Funds.

Certain funds in the Fund Complex, including these Funds, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust’s Administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt, 2 years.

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Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chairmen of Audit and Executive Committees	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Funds participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Investment Advisory and Other Services

Deutsche Asset Management, Inc. (“DeAM, Inc.”), 345 Park Avenue, New York, New York 10154, acts as the investment advisor to each Fund pursuant to the terms of several management contracts (referred to collectively herein as the “Management Contracts”). Pursuant to the Management Contracts, the Advisor supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are “interested persons” (as defined in the 1940 Act) of the Advisor. Effective October 6, 1999, DeAM, Inc.’s name was changed from Morgan Grenfell Inc. Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Advisor a monthly fee at an annual rate of each Fund’s average daily net assets as follows:

Fund	Annual Rate
Scudder Fixed Income Fund	0.40%
Scudder Short Duration Fund	0.40%
Scudder High Income Plus Fund	0.50%

Each Fund’s advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund’s investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund’s Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund’s most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund’s Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid (and amount waived, if applicable) the Advisor during the periods indicated:

	For the Fiscal Year Ended October 31,			Amount Waived (2004)	Actual Fee Rate Paid (2004)
	2004	2003	2002
Scudder Fixed Income Fund	$4,253,088	$4,310,105	$3,298,175	$86,711	0.39%
Scudder Short Duration Fund	$806,575	$575,546	$188,384	$144,190	0.33%
Scudder High Income Plus Fund	$1,581,094	$1,933,979	$1,759,840	$413,942	0.37%

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Each Management Contract between DeAM, Inc. and the Trust, with respect to each Fund, was approved by a vote of the Trust’s Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or “interested persons” of any such parties. The Management Contract will continue in effect with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or “interested persons” of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days’ written notice to the Advisor. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Advisor may terminate any Management Contract at any time without penalty on 60 days’ written notice to the Trust. Each Management Contract terminates automatically in the event of its “assignment” (as such term is defined in the 1940 Act).

Each Management Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Advisor’s obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund’s pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust’s advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See “Portfolio Transactions.”

DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

Advisory Contract Approval

Each of the Management Contracts has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Funds’ Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Funds’ Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under “Capital Stock”). In approving the continuation of the Funds’ Management Contracts, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to each Fund; (2) the Advisors’ compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Funds and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Funds. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of each Management Contract was in the best interest of the applicable Fund and its shareholders. The Funds or the Advisors may terminate the applicable Management Contract on sixty days’ written notice without penalty. Each Management Contract will terminate automatically in the event of assignment (as defined in the 1940 Act).

PORTFOLIO HOLDINGS INFORMATION

The Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of the Advisor, sub-advisers, custodians, independent auditors, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject

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to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

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Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: scudder.com (type “proxy voting” in the search field).

GENERAL INFORMATION ABOUT THE TRUST

General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this SAI and five additional series. Until December 28, 1994, the Fixed Income Fund was a series of The Advisors’ Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares for all Funds other than the Scudder Fixed Income Fund: Premier shares, Institutional shares and Investment shares and Class A, Class B and Class C shares. For the Scudder Fixed Income Fund, the Trustees have established seven classes of shares: Premier shares, Institutional shares, Investment shares and Class A, B, C and R shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B, C and R shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust’s Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of January 15, 2004 the following shareholders owned the following respective percentages of the outstanding shares of the Funds:

Shareholder and Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any

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shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ANNUAL AND SEMIANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust’s sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 acts as Independent Registered Public Accounting Firm for each Fund.

Registration Statement

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The audited financial statements for each Fund for the year ended October 31, 2004 are included in, and incorporated by reference into, this SAI in reliance upon the reports of PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm.

The Scudder Fixed Income Fund’s Class R shares commenced operations on or about October 1, 2003.

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APPENDIX A

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody’s Investors Service, Inc.’s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody’s Investors Service, Inc.’s Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

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Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Ratings Group’s Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s Ratings Group’s Commercial Paper Ratings

A: S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

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A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investors Service, Inc.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

63

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps Bond Ratings

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor’s or investment sub-advisor’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Note:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund’s fiscal year end.

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STATEMENT OF ADDITIONAL INFORMATION

February 1, 2005

INVESTMENT ADVISOR AND ADMINISTRATOR

Deutsche Asset Management, Inc.

345 Park Avenue

New York, NY 10154

DISTRIBUTOR

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

State Street Bank and Trust Company

One Heritage Drive - JPB/2N

North Quincy, MA 02171

TRANSFER AGENT

Scudder Investment Service Company

222 South Riverside Plaza

Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

SERVICE INFORMATION

Existing accounts, new accounts, prospectuses, Statements of Additional Information, applications, service forms, telephone exchanges, share price and performance.

1-800-730-1313.

65

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2005

Scudder MG Investments Trust

Scudder Fixed Income Fund Class S

Scudder Short Duration Fund Class S

Scudder High Income Plus Fund Class S and Class AARP

Scudder MG Investments Trust (the “Trust”) is an open-end, management investment company consisting of eleven investment portfolios (with regard to the three portfolios addressed in this Statement of Additional Information (“SAI”) each a “Fund,” collectively, the “Funds”), each having separate and distinct investment objectives and policies. Each Fund is classified as “diversified” within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The information contained in this Statement of Additional Information (“SAI”) generally supplements the information contained in a Fund’s Class S or AARP Prospectus dated February 1, 2005, as amended or supplemented from time to time (each, a “Prospectus” and collectively, the “Prospectuses”). This SAI is not a prospectus, and should be read only in conjunction with each Fund’s Prospectus.

No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

The audited financial statements for each Fund are included in each Fund’s annual report, which we have filed electronically with the Securities and Exchange Commission (the “SEC”) and which are incorporated by reference into this SAI. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc., the Trust’s Administrator, by calling 1-800-253-2777 (Class AARP) or 1-800 SCUDDER (Class S) or by writing to Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606.

Deutsche Asset Management, Inc. (the “Advisor” or “DeAM, Inc.”) serves as investment advisor and administrator to each Fund. Scudder Distributors, Inc. (the “Distributor” or “SDI”) serves as each Fund’s principal underwriter and distributor.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following is a description of each Fund’s investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. Each Fund will notify its shareholders 60 days prior to a change in its investment policy (In the case of Scudder Fixed Income Fund, if there is any change to its 80% investment policy.) The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

Investment Objectives and Policies

Scudder Fixed Income Fund

The Fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. The Fund may invest up to 20% of its total assets in investment grade fixed income securities rated within the fourth highest rating category or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund’s investment objective are not readily available for purchase.

Scudder Short Duration Fund

The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade short-term fixed income securities rated within the top three rating categories. The Fund may invest up to 40% of its total assets in asset-backed securities. The Fund may invest up to 15% of its total assets in investment grade fixed income securities rated within the fourth highest rating category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund’s investment objective are not readily available for purchase.

Scudder High Income Plus Fund

The Fund seeks high current income and, as a secondary objective, capital appreciation. The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets, determined at the time of purchase, in US dollar-denominated domestic and foreign below investment grade fixed income securities (“junk bonds”), including those whose issuers are located in countries with new or emerging securities markets. The Fund’s investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund’s investment objectives are not readily available for purchase. The Fund may invest up to 25% of its total assets in non-US dollar denominated, below investment grade fixed income securities. Securities may be purchased on a when-issued basis. The Fund may borrow up to 5% of the fund’s net assets against called and tendered bonds in the fund. For the risks associated with borrowing, please see the “Borrowing” subsection of the “Investment Restrictions” section of the SAI.

3

INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a “majority” (as defined in the 1940 Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, “majority” means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction (2) listed below for Short Duration Fund and fundamental investment restriction (9) listed below for High Income Plus Fund.

INVESTMENT RESTRICTIONS THAT APPLY TO SCUDDER SHORT DURATION FUND AND SCUDDER HIGH INCOME PLUS FUND:

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1)	Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund’s investment policy, and the pledge, mortgage or hypothecation of the Fund’s assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2)	(Scudder Short Duration Fund only) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3)	Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4)	Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5)	Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6)	Make loans, except that the Fund may lend Fund securities in accordance with the Fund’s investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7)	Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(8)	Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

(9)	(Scudder High Income Plus Fund only) Borrow money, except in accordance with and to the extent permitted under the 1940 Act and the rules and interpretations thereunder.

4

In addition, each Fund will adhere to the following fundamental investment restriction:

With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust’s Board of Trustees without shareholder approval.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1)	Participate on a joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(2)	Purchase securities of other US-registered investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(3)	Invest for the purpose of exercising control over or management of any company.

(4)	Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

“Value” for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund’s net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO SCUDDER FIXED INCOME FUND:

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Scudder Fixed Income Fund:

(1)	Acquire more than 10% of the voting securities of any one issuer.

(2)	Invest in companies for the purpose of exercising control.

(3)	Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund’s assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and the Fund may enter into repurchase agreements.

(5)	Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6)	Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, the Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9)	Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

(10)	Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11)	Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment advisor of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

5

(12)	Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13)	Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase “put” bonds.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of the Fund:

(1)	Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2)	Purchase securities of other US-registered investment companies except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If a Fund’s investment in a particular type of security is limited to a certain percentage of the Fund’s assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions. See the section entitled “Investment Restrictions.”

INVESTMENT PRACTICE	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund

KEY TO TABLE:

|	Permitted without limit

/ /	Permitted without limit, but not expected to be used to a significant extent

X	Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

EQUITY SECURITIES
Common Stock	X	X	20%
Warrants	X	X	20%
Preferred Stock	|	/ /	|
Convertible Securities	|	/ /	|
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
Short-Term Instruments	/ /	|	/ /
Obligations of Banks and Other Financial Institutions	/ /	|	/ /
Certificates of Deposit and Banker’s Acceptances	/ /	|	/ /
Commercial Paper	/ /	|	/ /
Variable Rate Master Demand Notes	/ /	|	/ /
US Government Securities	/ /	|	/ /

6

Custodial Receipts	/ /	/ /	/ /
Zero Coupon Securities and Deferred Interest Bonds	|	|	|
Variable Rate Securities	|	|	|
Inverse Floating Rate Securities	/ /	/ /	/ /
Lower-Rated Debt Securities	5%	5%	|
Put Bonds	/ /	/ /	/ /
Bank Loans	X	X	|
MUNICIPAL SECURITIES
Municipal Notes	/ /	/ /	/ /
Tax Anticipation Notes	/ /	/ /	/ /
Revenue Anticipation Notes	/ /	/ /	/ /
Bond Anticipation Notes	/ /	/ /	/ /
Tax and Revenue Anticipation Notes	/ /	/ /	/ /
Construction Loan Notes	/ /	/ /	/ /
Miscellaneous, Temporary and Anticipatory Instruments	/ /	/ /	/ /
Tax-Exempt Commercial Paper	/ /	/ /	/ /
Municipal Securities	/ /	/ /	/ /
General Obligation Bonds	/ /	/ /	/ /
Revenue Bonds	/ /	/ /	/ /
Private Activity Bonds	/ /	/ /	/ /
Tender Option Bonds	/ /	/ /	/ /
Municipal Leases, Certificates of Participation and Other Participation Interests	5%	5%	5%
Pre-Refunded Securities	/ /	/ /	/ /
Auction Rate Securities	/ /	/ /	/ /
Pay-in-Kind Securities	X	X	/ /
DERIVATIVE SECURITIES (OPTIONS)
Options on Securities	X	X	|
Options on Securities Indices	X	X	|
Options on Non-US Securities Indices	X	X	|
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)*
Futures Contracts	15%	15%	|
Futures Contracts on Securities Indices	15%	15%	|
Options on Futures Contracts
(including Contracts on
Securities Indices)	15%	15%	|
DERIVATIVE SECURITIES*
Swap Agreements	/ /	/ /	|
Credit Default Swaps	15%	15%	|
DERIVATIVE SECURITIES
Hedging Strategies	/ /	/ /	|
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
Government Guaranteed Mortgage-Backed Securities	|	|	|

7

Ginnie Mae Certificates	|		|		|
Fannie Mae Certificates	|		|		|
Freddie Mac Certificates	|		|		|
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)	|		|		|
Private Issued Mortgage-Backed Securities	|		|		|
Asset-Backed Securities	|		40%		|
SECURITIES OF NON-US ISSUERS
Foreign Securities & Depository Receipts (ADRs EDRs, GDRs and IDRs)	25	%^1	25	%^1	|^2
Foreign Corporate Debt Securities	25	%^1	25	%^1	|^2
Foreign Government Debt Securities	25	%^1	25	%^1	|^2
Investments in Emerging Markets	X		X		|
CURRENCY MANAGEMENT
Currency Exchange Transactions	X		X		|
Currency Hedging Transactions	X		X		|
Forward Currency Exchange Contracts	X		X		|
Options on Foreign Currencies	X		X		|
OTHER INVESTMENTS AND INVESTMENT PRACTICES
Illiquid Securities	15%		15%		15%
When-Issued and Delayed Delivery Securities	|		|		|
Repurchase Agreements	|		|		|
Mortgage Dollar Rolls	|		|		|
Lending of Portfolio Securities	X		33 1/3%		33 1/3%
Borrowing (including reverse repurchase agreements)	10%		33 1/3%		33 1/3%
Short Sales	X		/ /		/ /
Other Investment Companies	10%		10%		10%
Temporary Defensive
Investments	100%		100%		100%

^1	US dollar-denominated securities only.
^2	May be denominated in any currency.
^3	Scudder Fixed Income Fund and Scudder Short Duration Fund each have a 15% of total assets, combined limit on Futures and interest rate swaps

Fixed Income Securities

General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

8

Bank Loans. Scudder High Income Plus Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s Investors Service, Inc. (“Moody’s”) and the Standard & Poor’s Division of the McGraw-Hill Companies, Inc. (“S&P”) may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation”. When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Put Bonds. Each of the Funds may invest in “put” bonds, which are tax-exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those “put” bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises (“US Government securities”). The full faith and credit of the US support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See “Zero Coupon Securities.”

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Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see “US Government Securities” above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see “Zero Coupon Securities.”

Each of the Funds may acquire US Government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (the “IRS”) has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Variable and Floating Rate Instruments. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

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Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody’s and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by S&P, Moody’s and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Lower Quality Debt Obligations “Junk-Bonds.” Scudder High Income Plus Fund may invest in below investment grade bonds, including securities in default (Scudder Short Duration Fund and Scudder Fixed Income Fund may only invest up to 5% of net assets in such securities). These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk bonds) will also be affected by the market’s perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor’s judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund’s net asset value.

As discussed above, subject to their respective investment limitations, each Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody’s or BBB by Standard & Poor’s and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Advisor seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Advisor will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor’s own credit analysis.

Scudder High Income Plus Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer’s option, for a specified period. In addition, the Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. See “Taxes” below.

The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment

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advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund’s investment policies and restrictions.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Convertible And Preferred Securities. Subject to its investment objectives and policies, each Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure, are consequently of higher quality, and entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund’s investments in fixed income securities.

Each Fund, subject to its investment objectives, may purchase preferred stock. Preferred stock is an equity security, but possesses certain attributes of debt securities and is generally considered a fixed income security. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stock generally entails less risk than common stocks. Upon liquidation, preferred stock is entitled to a specified liquidation preference, which is generally the same as the par or stated value, and is senior in right of payment to common stock. However, preferred stock is an equity security in that it does not represent a liability of the issuer and therefore does not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stock is subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants. The Scudder High Income Plus Fund may invest up to 20% of its net assets, measured at the time of purchase, in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Municipal Securities. The Funds may, to a limited extent, invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the US (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include “private activity” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

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The two principal classifications of municipal securities are “general obligations” and “revenue obligations. “ General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as a Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of ‘non-appropriation’ clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund’s investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund’s original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds’ respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund’s limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

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Each of the Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund’s participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity and Industrial Development Bonds. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

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However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate. Each Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities in which the Funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund’s assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Fund’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Mortgage-Backed and Asset-Backed Securities

General. Each Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund’s ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

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Mortgage-Backed. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the US. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Each Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including “regular” interests and “residual” interests. The Funds do not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Scudder Fixed Income Fund and Scudder Short Duration Fund may at times, invest a significant percentage of their assets in CMOs.

Asset-Backed Securities. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments. The Scudder Short Duration Fund may, at times, invest a significant percentage of its assets in asset-backed securities.

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Securities of Foreign Issuers

Foreign Securities. Subject to their respective investment objectives and policies, each of the Funds may invest in securities of foreign issuers and supranational entities. While the non-US investments of Scudder High Income Plus Fund may be denominated in any currency, the investments of Scudder Fixed Income Fund and Scudder Short Duration Fund in foreign securities may be denominated only in the US dollar. Foreign securities may offer investment opportunities not available in the US, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the US. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the US, which could affect the liquidity of the Funds’ portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

If the Advisor increases Scudder High Income Plus Fund’s exposure to a foreign currency, and that currency’s value subsequently falls, the Advisor’s currency management may result in increased losses to a Fund. If the Advisor hedges a Fund’s exposure to a foreign currency, and that currency’s value rises, the Fund will lose the opportunity to participate in the currency’s appreciation.

Foreign Government Securities. The foreign government securities in which each of the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds may invest in foreign government securities in the form of American Depository Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Investment in Emerging Markets. The Scudder High Income Plus Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make a Fund’s investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries.

Equity and Equity Related Securities. The Funds may invest in common stock and preferred stock and, in addition, the Scudder High Income Plus Fund may invest in warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment.

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Scudder High Income Plus Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency

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market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Scudder High Income Plus Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a “spot” basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts (“forward currency contracts”) or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a “spread” or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.

The Fund or the Fund’s custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund’s ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

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While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Options on Securities, Securities Indices and Foreign Currencies

General. The Scudder High Income Plus Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the Options Clearing Corporation (the “OCC”) or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

Written Options. The Scudder High Income Plus Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as “premiums”) for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Scudder High Income Plus Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

The Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

Other Considerations. The Fund will engage in over-the-counter (“OTC”) options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund

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enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and Related Options

General. When deemed advisable by the Advisor, the Funds may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Funds may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities with a value equal to the amount of a Fund’s obligations.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into

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such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular cash securities, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

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The Funds may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund’s assets may be invested in credit default swaps for purposes of buying credit protection. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund’s restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund’s restrictions on investing in illiquid securities. The Fund may invest up to     % of its total assets in swap certificates.

Other Considerations. The Scudder High Income Plus Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund’s futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, a Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits the Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See “Taxes.”

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom a Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

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While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of a Fund’s underlying securities. A Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund’s net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor’s ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under “Futures Contracts and Options on Futures Contracts”, there is no limit on the percentage of the assets of Scudder High Income Plus Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund’s transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See “Taxes” below. Options, futures contracts and options on futures contracts are derivative instruments.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund’s custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust’s Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

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If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller’s estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

“When-Issued” Purchases and Forward Commitments (Delayed Delivery). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a “when-issued” or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When a Fund agrees to purchase securities on a “when-issued” or forward commitment basis, the Fund’s custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. The market value of a Fund’s net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in “when-issued” and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To the extent a Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value, or income earned on the holding, of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See “Investment Restrictions.”

Lending Portfolio Securities. Each Fund, other than the Scudder Fixed Income Fund, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund’s total assets. A Fund’s loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund’s loans of securities will be maintained at all times in a segregated account with the Fund’s custodian, in an amount at

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least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “placing broker.” No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

Diversification. Each Fund is “diversified” under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See “Investment Restrictions” above and “Taxes” below.

Concentration of Investments. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities).

Mortgage Dollar Rolls. Each of the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) or fee income and by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

Restricted Securities. Each of the Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933. Although Rule 144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund’s Board of Trustees has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor’s or P-1 by Moody’s, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and

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an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Fixed Income Securities — Variable and Floating Rate Instruments.”

Bank Obligations. Each Fund’s investments in money market instruments may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

MANAGEMENT OF THE TRUST AND FUNDS

Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust’s Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code’s preclearance requirements, subject to certain exceptions. In addition, the Trust’s Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust’s Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds’ advisor and its affiliates (including each Fund’s Distributor, Scudder Distributors, Inc. (“SDI”)) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Funds for their own accounts, subject to compliance with the Consolidated Code’s preclearance and other requirements. Among other things, the Consolidated Code provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Portfolio Turnover. A Fund’s portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:

	For the Fiscal Year Ended
	2004	2003
Scudder Fixed Income Fund	91%	290%
Scudder Short Duration Fund	236%	322%
Scudder High Income Plus Fund	152%	143%

Administrator. Deutsche Asset Management, Inc. (the “Administrator”), 345 Park Avenue, New York, New York 10154, serves as the Trust’s administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical

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and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund’s net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of each Fund: 0.12% (0.10% for the premier Class of Scudder High Income Plus Fund).. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund’s net assets as described in the Expense Information tables in the Prospectus.

The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:

	For the Fiscal Year Ended
	2004	2003	2002
Scudder Fixed Income Fund	$1,275,908	$1,293,043	$989,459
Scudder Short Duration Fund	$241,972	$172,380	$56,515
Scudder High Income Plus Fund	$327,306	$458,342	$420,964

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Expenses of the Trust. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers’ commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund’s assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust’s auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Transfer Agent. Scudder Investments Service Company (the “Transfer Agent” or “SISC”), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the “Transfer Agency Agreement”), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust’s Board of Trustees concerning the operations of each Fund.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) pursuant to which Scudder Distributors, Inc., (the “Distributor” or “SDI”), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Certain classes of each Fund are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of these particular classes of each Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of such parties. The Distribution Agreement was most recently approved on August 5 and 6, 2004 by a vote of the Trust’s Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or “interested persons” of any such parties. The Distribution Agreement is

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terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days’ written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days’ written notice to the Trust.

Custodian. Street Bank and Trust Company (“SSB” or the “Custodian”), One Heritage Drive — JPB/2N, North Quincy, MA 02171, serves as the Trust’s custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund’s portfolio securities and (v) makes periodic reports to the Trust’s Board of Trustees concerning a Fund’s operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

Portfolio Transactions.

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

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Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004 the Trust, which includes the Funds, paid $2,243,000, $3,069,000 and $4,158,000 respectively in brokerage commissions.

Each Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004 the Funds did not hold the securities of any of their regular brokers or dealers.

PURCHASE AND REDEMPTION OF SHARES

General Information

Scudder Distributors, Inc. (“SDI”) serves as the distributor of the Funds’ shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Funds. SDI enters into a Selling Group Agreement with certain broker-dealers (each a “Participating Dealer”). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement controls. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

General Information

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balances are $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

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Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, Scudder Service Corporation (the “Transfer Agent”), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day’s net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the fund, to forward the purchase order to (the “transfer agent”) in Kansas City by the close of regular trading on the Exchange.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

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Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The fund may waive the minimum for purchases by trustees, directors, officers or employees of the fund or the Advisor and its affiliates.

All new investors in Class AARP of a fund are required to provide an AARP membership number on their account application. In addition, Class S shares of a fund will generally not be available to new investors.

Eligible Class S Investors.

A.	The following investors may purchase Class S shares of Scudder Funds either (i) directly from Scudder Distributors, Inc. (“SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

1.	Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

3.	Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

4.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

5.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

6.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B.	The following additional investors may purchase Class S shares of Scudder Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

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Automatic Investment Plan. A shareholder may purchase shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

Redemption fee. Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days (60 days in the case of Scudder High Income Plus Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s.

The fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the

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same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the fund for up to seven days if the fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund’s shares at the offering price may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Redemptions and Purchases In-Kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value (a redemption in-kind). If payment is made to the Fund’s shareholder in securities, an investor may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares with respect to any one investor, during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

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The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (1) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange or over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

The Fund reserves the right to redeem all of its shares, if the Fund’s Board of Trustees votes to liquidate and terminate the Fund.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income, excluding short-term capital gains annually in December. Distributions of net capital gains realized during each fiscal year will be made annually before the end of the Fund’s fiscal year on December 31. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax, although an additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year. The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and

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long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

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TAXES

The following is a summary of certain material US federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. It is not intended as a complete discussion of all of the potential federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change, possibly with retroactive effect.

Taxation of the Funds and Their Investments

Each Fund will be treated as a separate taxpayer for US federal income tax purposes. Each Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. For example, each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, US government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than US government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Under the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.

As a regulated investment company, each Fund will not be subject to US federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. A Fund will be subject to income tax at regular corporate rates on any taxable income or gain that it doe not distribute. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring federal income tax liability.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Trust anticipates that the Funds will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends would be eligible for the dividends received deduction for corporations in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A Fund’s investment in so-called “OID bonds” and “market discount bonds” will be subject to special tax rules. An OID bond is a security that is issued at a discount from its face value (e.g., zero coupon securities). A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it also an OID bond). If a Fund

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invests in an OID bond it will be required to accrue in income each year for federal income tax purpose a portion of the difference between the issue price and the face value of the OID bond (the “original issue discount” or “OID”), even though the Fund will not receive corresponding cash interest payments with respect to such OID bond. This original issue discount is imputed income that will comprise a part of the Fund’s investment company taxable income, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investment in so called “section 1256 contracts,” such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Every shareholder of a Fund will receive, if appropriate, various written notices after the close of the Fund’s prior taxable year as to the federal income status of his or her dividends and distributions which were received from the Fund during the Fund’s prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

Foreign Investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund’s assets to be invested in various countries will vary.

If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), each Fund may make an election pursuant to which certain foreign taxes paid by a Fund would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of each Fund’s shareholders, and such Fund’s shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund’s shareholder will be notified after the close of each Fund’s taxable year whether the foreign taxes paid will “pass through” for that year and, if so, such notification will designate (a) the shareholder’s portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for “passive income,” which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a Fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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Investment in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing Fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing Fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of US Shareholders

Dividends and Distributions

Each Fund intends to distribute substantially all of its net income and capital gains, if any, to shareholders each year. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Each Fund’s dividends and capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31.

If a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Funds designate as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Funds. All other dividends of the Funds (including dividends from short-term capital gains) from current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the

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portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a fund after December 31, 2002 from US corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust (“REIT”) or another regulated investment company (“RIC”) generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

The Funds do not expect that a significant portion of their respective dividends will be eligible for treatment as qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the “extraordinary dividend” was paid, then the loss will be long-term capital loss to the extent of such “extraordinary dividend.” An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings. and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sale of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of snares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

The sale or other disposition of shares of a Fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

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Backup Withholding

A Fund may be required to withhold US federal income tax on taxable distributions and redemption proceeds payable to shareholders who fail to provide each Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability.

Foreign Shareholders

A foreign shareholder is a shareholder that, for US federal income tax purposes, is not a US citizen or resident or a US corporation, partnership, estate or trust. Dividends (other than capital gains dividends and exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not “effectively connected” with a US trade or business carried on by such foreign shareholder generally will be subject to a US federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty. However, if a foreign shareholder’s ownership of Fund shares is “effectively connected” with a US trade or business carried on by such foreign shareholder, then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends (other than exempt-interest dividends) will instead be subject to US federal income tax on a net-income basis at the rates that are applicable to US citizens or domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for US federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and capital gain distributions to foreign shareholders generally will not be subject to US federal income or withholding tax if the shareholder furnishes each Fund with a certificate regarding the shareholder’s foreign status unless the foreign shareholder is a nonresident alien individual who is physically present in the US for more than 182 days during the taxable year and meets certain other conditions.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Fund’s shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Fund is managed by the Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Fund’s Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Fund. Information for each Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund’s advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust’s operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 and Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation3 (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004) and Director, Circon Corp.3 (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association	54

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	of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985)

Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk-management firm (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.3 (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.3 International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining3 (mining and exploration) (1998-February 2001), Archer Daniels Midland Company3 (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001) ; Chairman of the Board, Weirton Steel Corporation3 (April 1996-2004)	56

S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004)	54

Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985 - January 2001)	54

Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	54

Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998)	54

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present)	54

Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	54

William N. Searcy 9/03/46 Trustee since 1993	Private investor since October 2003; Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation3 (telecommunications) (since November 1989)	54

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen

William N. Shiebler^4 (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	137

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Officers

Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years

Julian F. Sluyters^5 7/14/60 President and Chief Executive Officer since 2004	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Kenneth Murphy^6 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2000)

Paul Schubert^5 (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Charles A. Rizzo^6 8/5/57 Treasurer since	Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

John Millette^6 8/23/62 Secretary since 2003	Director, Deutsche Asset Management

Lisa Hertz^5 (1970) Assistant Secretary, 2004-present	Assistant Vice President, Deutsche Asset Management

Daniel O. Hirsch 3/27/54 Assistant Secretary since	Managing Director, Deutsche Asset Management (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-present)

Caroline Pearson^6 4/1/62 Assistant Secretary, since	Managing Director, Deutsche Asset Management

Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary Since	Director, Deutsche Asset Management

Kevin M. Gay^6 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management

Salvatore Schiavone^6 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Kathleen Sullivan D’Eramo^6 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Philip Gallo^5 8/2/62 Chief Compliance Officer 2004-present	Managing Director, Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

^1	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
^2	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which these funds are each a series.
^3	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
^4	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 280 Park Avenue, New York, New York.
^5	Address: 345 Park Avenue, New York, New York
^6	Address: Two International Place, Boston, Massachusetts 02110

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Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson: Secretary

Trustee Ownership in the Funds^1

Trustee	Dollar Range of Beneficial Ownership in Scudder Fixed Income Fund	Aggregate Dollar Range of Ownership as of 12/31/04 in all Funds Overseen by Trustee in the Fund Complex^2,^3
Independent Trustees:

Richard R. Burt	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
William N. Shiebler	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership in Scudder Short Duration Fund	Aggregate Dollar Range of Ownership as of 12/31/04 in all Funds Overseen by Trustee in the Fund Complex^2,^3
Independent Trustees:

Richard R. Burt	$1-$10,000	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	$10,001-$50,000	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	Over $100,000	Over $100,000
William N. Shiebler	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership in Scudder High Income Plus Fund	Aggregate Dollar Range of Ownership as of 12/31/04 in all Funds Overseen by Trustee in the Fund Complex^2,^3
Independent Trustees:

Richard R. Burt	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	$10,001-$50,000	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	Over $100,000	Over $100,000
William N. Shiebler	None	Over $100,000

^1	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
^2	The Funds include Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Plus Fund.
^3	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

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Ownership in Securities of The Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt		None
S. Leland Dill		None
Martin J. Gruber		None
Joseph R. Hardiman		None
Richard Herring		None
Graham E. Jones		None
Rebecca W. Rimel		None
Philip Saunders, Jr.		None
William N. Searcy		None

As of December 31, 2004, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of each Fund.

To the best of the Fund’s knowledge, as of January 19, 2004, no person owned of record or beneficially 5% or more of the Funds’ outstanding Class S or AARP shares.

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met nine times during the calendar year ended December 31, 2004 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2004.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met three times during the calendar year ended December 31, 2004.

*	Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund’s Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee with Messrs. Burt, Dill, Hardiman, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met one time during the calendar year ended December 31, 2004.

Additional Committees. The Board of Trustees has established a Fixed Income Committee and an Equity Committee. The members of the Fixed Income Committee are Messrs. Dill, Jones and Searcy (Chairperson) and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber (Chairperson), Hardiman, Herring and Saunders. The Fixed Income and Equity Committees periodically review the investment performance of the Fund. The Fixed Income Committee met five times and the Equity Committee met five times during the calendar year ended December 31, 2004.

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Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Herring (Chairperson) and Gruber. This committee was established December 2004 and therefore held one meeting during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Messrs. Burt and Hardiman and Ms. Rimel (Chairperson). This committee was established December 2004 and met one time in 2004.

Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Saunders and Searcy. This committee met five times in 2004.

Remuneration. Officers of the Funds receive no direct remuneration from the Funds. Officers and Trustees of the Funds who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Funds receives compensation from the Funds for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following table shows compensation received by each Trustee from the Trust and the Funds and aggregate compensation from the Fund Complex during the calendar year 2004.

Name of Trustee	Compensation from Scudder High Income Plus Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from the Fund and the Fund Complex^1,^3
Richard R. Burt	$1,715	$0	$198,370
S. Leland Dill	$1,766	$0	$155,500
Martin J. Gruber	$1,496	$0	$136,000
Joseph R. Hardiman^2	$1,522	$0	$139,000
Richard J. Herring^2	$1,518	$0	$138,000
Graham E. Jones	$1,507	$0	$137,000
Rebecca W. Rimel^2	$1,722	$0	$164,120
Philip Saunders, Jr. ^2	$1,518	$0	$138,000
William N. Searcy	$1,708	$0	$149,500

Name of Trustee	Compensation from Scudder Fixed Income Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from the Fund and the Fund Complex^1,^3
Richard R. Burt	$4,378	$0	$198,370
S. Leland Dill	$4,397	$0	$155,500
Martin J. Gruber	$3,625	$0	$136,000
Joseph R. Hardiman^2	$3,711	$0	$139,000
Richard J. Herring^2	$3,687	$0	$138,000
Graham E. Jones	$3,656	$0	$137,000
Rebecca W. Rimel^2	$4,405	$0	$164,120
Philip Saunders, Jr. ^2	$3,687	$0	$138,000
William N. Searcy	$4,218	$0	$149,500

Name of Trustee	Compensation from Scudder Short Duration Fund	Pension or Retirement Benefits Accrued as Part of Part of Fund Expenses	Total Compensation Paid to Trustees from the Fund and the Fund Complex^1,^3
Richard R. Burt	$1,251	$0	$198,370
S. Leland Dill	$1,262	$0	$155,500
Martin J. Gruber	$1,108	$0	$136,000
Joseph R. Hardiman^2	$1,124	$0	$139,000
Richard J. Herring^2	$1,120	$0	$138,000
Graham E. Jones	$1,114	$0	$137,000
Rebecca W. Rimel^2	$1,256	$0	$164,120
Philip Saunders, Jr.^2	$1,120	$0	$138,000
William N. Searcy	$1,227	$0	$149,500

^1	During calendar year 2004, the total number of funds overseen by each Trustee was 57 funds.
^2	Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.
^3	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $31,120 for Mr. Burt, $3,000 for Mr. Dill, $3,000 for Mr. Gruber, $3,000 for Mr. Hardiman, $4,000 for Mr. Herring, $3,000 for Mr. Jones, $31,120 for Ms. Rimel, $4,000 for Mr. Saunders and $2,000 for Mr. Searcy. These meeting fees were borne by the Funds.

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Certain funds in the Fund Complex, including these Funds, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust’s Administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt, 2 years.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chairmen of Audit and Executive Committees	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Funds participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Investment Advisory and Other Services

Deutsche Asset Management, Inc. (“DeAM, Inc.”), 345 Park Avenue, New York, New York 10154, acts as the investment advisor to each Fund pursuant to the terms of several management contracts (referred to collectively herein as the “Management Contracts”). Pursuant to the Management Contracts, the Advisor supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are “interested

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persons” (as defined in the 1940 Act) of the Advisor. Effective October 6, 1999, DeAM, Inc.’s name was changed from Morgan Grenfell Inc. Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Advisor a monthly fee at an annual rate of each Fund’s average daily net assets as follows:

Fund	Annual Rate
Scudder Fixed Income Fund	0.40%
Scudder Short Duration Fund	0.40%
Scudder High Income Plus Fund	0.50%

Each Fund’s advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund’s investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund’s Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund’s most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund’s Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid (and amount waived, if applicable) the Advisor during the periods indicated:

	For the Fiscal Year Ended October 31,			Amount Waived (2004)	Actual Fee Rate Paid (2004)
	2004	2003	2002
Scudder Fixed Income Fund	$4,253,088	$4,310,105	$3,298,175	$86,711	0.39%
Scudder Short Duration Fund	$806,575	$575,546	$188,384	$144,190	0.33%
Scudder High Income Plus Fund	$1,581,094	$1,933,979	$1,759,840	$413,942	0.37%

Each Management Contract between DeAM, Inc. and the Trust, with respect to each Fund, was approved by a vote of the Trust’s Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or “interested persons” of any such parties. The Management Contract will continue in effect with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or “interested persons” of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days’ written notice to the Advisor. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Advisor may terminate any Management Contract at any time without penalty on 60 days’ written notice to the Trust. Each Management Contract terminates automatically in the event of its “assignment” (as such term is defined in the 1940 Act).

Each Management Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Advisor’s obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund’s pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust’s advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See “Portfolio Transactions.”

DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as investment advisor or recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

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Advisory Contract Approval

Each of the Management Contracts has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Funds’ Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Funds’ Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under “Capital Stock”). In approving the continuation of the Funds’ Management Contracts, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to each Fund; (2) the Advisors’ compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Funds and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Funds. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of each Management Contract was in the best interest of the applicable Fund and its shareholders. The Funds or the Advisors may terminate the applicable Management Contract on sixty days’ written notice without penalty. Each Management Contract will terminate automatically in the event of assignment (as defined in the 1940 Act).

PORTFOLIO HOLDINGS INFORMATION

The Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of the Advisor, sub-advisers, custodians, independent auditors, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

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•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: scudder.com (type “proxy voting” in the search field).

GENERAL INFORMATION ABOUT THE TRUST

General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this SAI and five additional series. Until December 28, 1994, the Fixed Income Fund was a series of The Advisors’ Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares for all Funds other than the Scudder Fixed Income Fund: Premier shares, Institutional shares and Investment shares and Class A, Class B and Class C shares. For the Scudder Fixed Income Fund, the Trustees have established seven classes of shares: Premier shares, Institutional shares, Investment shares and Class A, B, C and R shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B, C and R shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

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When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust’s Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of January 15, 2004 the following shareholders owned the following respective percentages of the outstanding shares of the Funds:

Shareholder and Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ANNUAL AND SEMIANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust’s sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 acts as Independent Registered Public Accounting Firm for each Fund.

Registration Statement

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

Since Class S of Scudder Fixed Income Fund, Class S of Scudder Short Duration Fund and Classes AARP and S of Scudder High Income Plus Fund commenced operations on February 1, 2005, there are currently no financial statements for these classes.

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APPENDIX A

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody’s Investors Service, Inc.’s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody’s Investors Service, Inc.’s Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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Standard & Poor’s Ratings Group’s Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s Ratings Group’s Commercial Paper Ratings

A: S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

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A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investors Service, Inc.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

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Duff & Phelps Bond Ratings

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor’s or investment sub-advisor’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Note:

^1	The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund’s fiscal year end.

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STATEMENT OF ADDITIONAL INFORMATION

February 1, 2005

INVESTMENT ADVISOR AND ADMINISTRATOR

Deutsche Asset Management, Inc.

345 Park Avenue

New York, NY 10154

DISTRIBUTOR

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

State Street Bank and Trust Company

One Heritage Drive - JPB/2N

North Quincy, MA 02171

TRANSFER AGENT

Scudder Investment Service Company

222 South Riverside Plaza

Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

SERVICE INFORMATION

Existing accounts, new accounts, prospectuses, Statements of Additional Information, applications, service forms, telephone exchanges, share price and performance.

1-800-253-2777 (Class AARP) or 1-800 SCUDDER (Class S).

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SCUDDER FUNDS TRUST

Scudder Short-Term Bond Fund

(Class A, Class B and Class C shares)

SCUDDER PORTFOLIO TRUST

Scudder Income Fund

(Class A, Class B, Class C and Class I shares)

Scudder High Income Opportunity Fund

(Class A, Class B and Class C shares)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, Class B, Class C and, with respect to the Scudder Income Fund only, Class I shares prospectus dated May 1, 2004 for Scudder Short-Term Bond Fund (a “Fund”), a series of Scudder Funds Trust (a “Trust”) and Scudder Income Fund and Scudder High Income Opportunity Fund, (each a “Fund” and, together with Scudder Short-Term Bond Fund, the “Funds”), both a series of Scudder Portfolio Trust (a “Trust” and, together with Scudder Funds Trust, the “Trusts”), as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained. This information is also available along with other materials on the Securities and Exchange Commission’s internet web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated December 31, 2003 for Scudder Short-Term Bond Fund and January 31, 2004 for Scudder Income Fund and Scudder High Income Opportunity Fund accompany this Statement of Additional Information and are incorporated herein by reference and are deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of separate open-end investment management companies. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees of the Trust without requiring approval of or, with certain exceptions, prior notice to shareholders.

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As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets (Scudder High Income Opportunity Fund: 20%) except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;
(b)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(d)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(e)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(f)	lend portfolio securities in an amount greater than 33 1/3% of its total assets; or

(g)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Scudder Income Fund has undertaken that if the Fund obtains an exemptive order from the Securities and Exchange Commission (the “SEC”) which would permit the taking of action in contravention of any policy which may not be changed without a shareholder vote, the Fund will not take such action unless either (i) the applicable exemptive order permits the taking of such action without a shareholder vote or (ii) the staff of the SEC has issued to the Fund a “no action” or interpretive letter to the effect that the Fund may proceed without shareholder vote.

Scudder Income Fund may invest in foreign currencies (utilizing instruments such as forward foreign currency exchange contracts) for both hedging and non-hedging purposes although no more than 10% of its total assets in currencies may be used for these purposes.

The Scudder High Income Opportunity Fund may borrow money for leverage purposes, which can exaggerate the effect on its net asset value for any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be limited to 20% of the total assets of the Fund, including the amount borrowed.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities (“Government Securities”), domestic repurchase agreements, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”)

3

with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Income Fund and Scudder High Income Opportunity Fund are each a series of Scudder Portfolio Trust. Scudder Short-Term Bond Fund is a series of Scudder Funds Trust. Scudder High Income Opportunity Fund and Scudder Short-Term Bond Fund offer five classes of shares: Class A, Class B, Class C, Class AARP and Class S. Scudder Income Fund offers six classes of shares: Class A, Class B, Class C, Class I, Class AARP and Class S.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

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If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. Also, a fund’s net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. A fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase Municipal Securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

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Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables(SM) (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

Bank Loans. The Scudder High Income Opportunity Fund may invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes

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has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation.” When a Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

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Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Common Stocks. Each Fund may invest in common stocks and the Scudder High Income Opportunity Fund may invest up to 20% of its net assets in such securities. None of the funds currently intends to invest in this type of securities to any significant extent. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are specially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt

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securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Debt Securities. The funds may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

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Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

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The strength or weakness of the US dollar against these currencies is responsible for part of a fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund’s investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual’s portfolio. A fund’s net asset value per share, or share price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

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A portion of the junk bonds acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the “Exchange”), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Because investments in foreign securities will usually involve currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts (“forward contracts”), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies. Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to a dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See “Strategic Transactions and Derivatives” below.)

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High Yield/High Risk Bonds. Scudder High Income Opportunity Fund and Scudder Income Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P or Fitch Investors Services (“Fitch”) and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the junk bonds acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

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Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of illiquidity of a fund.

Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each

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other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, the funds will comply with their respective non-fundamental policies on borrowing.

Investing in Emerging Markets. A fund’s investments in foreign securities may be in developed countries or in countries considered by a fund’s Advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

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In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund’s portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

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Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a fund’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US. Disclosure and regulatory standards are in many respects less stringent than US standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of US issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the US dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the US dollar. Any devaluations in the currencies in which fund investments are denominated may have a detrimental impact on a fund’s net asset value.

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The economies of individual Latin American countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a fund at a higher rate than those imposed by other foreign countries. This may reduce a fund’s investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world’s largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a fund’s investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the US and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which a fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including a fund’s investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to US companies. Consequently, there may be less publicly available information about such companies than about US companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the US.

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Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania, have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the “EC”) and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal’s government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey today. Turkey’s economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the “GDP”) increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey’s substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that a fund’s investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

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Many African countries are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries’ GDP. However, the general decline in oil prices has had an adverse impact on many economies.

Investing in Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or Fitch or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in fund securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

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Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives reasonable interest on the loan (which may include a fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal

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resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the FHLMC. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

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Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders. Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

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A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a fund’s investment restrictions applicable to that activity. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of fund assets and their yields.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest

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due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions. Scudder High Income Opportunity Fund may use credit default swaps to sell/buy protection on high yield credit exposure although no more than 15% of its assets will be used for this purpose. (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Scudder Short-Term Bond Fund may also use certain Strategic Transactions to enhance potential gain although no more than 5% of the fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of

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a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The funds have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be

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intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

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If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

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A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Synthetic Investments. In certain circumstances, a fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

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A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

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Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other

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instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund

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receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

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When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

MANAGEMENT OF THE FUNDS

Investment Advisor

DeIM, which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM, together with its predecessors, has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. Each Fund’s investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM, Zurich Scudder Investments, Inc. (“Scudder”) reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

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The Advisor, or the subadvisor, manages each Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement (the “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreements, each dated April 5, 2002, were last approved by the Trustees of each Trust on August 12, 2003. Each Agreement continues in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

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The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds’ operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

Income Fund

As of June 25, 2001, the Fund pays the Advisor an fee at an annual rate of 0.550% on the first $250 million of average daily net assets, 0.520% on the next $750 million, 0.500% on the next $1.5 billion, 0.480% on the next $2.5 billion, 0.450% on the next $2.5 billion, 0.430% on the next $2.5 billion, 0.410% on the next $2.5 billion, and 0.400% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Prior to June 25, 2001, for the above services the Fund paid an annual rate of 0.650% of average daily net assets on such assets up to $200 million, 0.600% of average daily net assets on such assets exceeding $200 million, 0.550% of average daily net assets on such assets exceeding $500 million, 0.525% of average daily net assets on such assets exceeding $1 billion, and 0.500% of average daily net assets on such assets exceeding $1.5 billion. The fee was payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended January 31, 2002, the Fund incurred aggregate fees of $5,984,864. For the fiscal year ended January 31, 2003, the Fund paid fees of $6,039,682. For the fiscal year ended January 31, 2004, the Fund paid fees of $5,283,603.

High Income Opportunity Fund

As of June 25, 2001, the Fund pays the Advisor a fee at an annual rate of 0.60% on the first $500 million of average daily net assets, 0.575% on the next $500 million, 0.550% on the next $500 million, 0.525% on the next $500 million, 0.500% on the next $1 billion, 0.475% of such net assets in excess of $3 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Prior to June 25, 2001, for the above services the Fund paid an annual rate of 0.600% of average daily net assets on such assets up to $500 million, 0.575% of average daily net assets on such assets exceeding $500 million, $0.550% of average daily net assets on such assets exceeding $1 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

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For the fiscal year ended January 31, 2002, the Fund incurred aggregate fees of $849,321. For the fiscal year ended January 31, 2003, the Fund paid fees of $821,434. For the fiscal year ended January 31, 2004, the Fund paid fees of $962,170.

Short-Term Bond Fund

The Fund pays the Advisor a fee at an annual rate of 0.450% of average daily net assets on such assets up to $1.5 billion, 0.425% of average daily net assets on the next $500 million, 0.400% of average daily net assets on the next $1 billion of such net assets, 0.385% of average daily net assets on the next $1 billion of such net assets, 0.370% of average daily net assets on the next $1 billion of such net assets, 0.355% of average daily net assets of the next $1 billion of such net assets, and 0.340% of average daily net assets exceeding $6 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended December 31, 2001, the Fund incurred fees in the amount of $4,843,584. For the fiscal year ended December 31, 2002, the Fund paid fees of $5,104,029. For the fiscal year ended December 31, 2003, the Fund paid fees of $5,094,767.

Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain total annual operating expenses at 0.90% for Class A, Class B, Class C and Class I shares of Scudder Income Fund, 1.05% for Class A, Class B and Class C shares of Scudder High Income Opportunity Fund and 0.90% for Class A, Class B and Class C shares of Scudder Short-Term Bond Fund. These limitations exclude organization and offering expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, extraordinary expenses and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

Under its Agreement, a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

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Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The term “Scudder Investments” is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

Subadvisor. Effective November 12, 2003, Deutsche Asset Management Investment Services Limited (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder Income Fund. DeAMIS serves as subadvisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.

Under the terms of the Research and Advisory Agreement, DeAMIS manages the investment and reinvestment of the Fund’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a subadvisory fee, payable monthly, at the annual rate of 50% of the Advisory Fee.

The Research and Advisory Agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2004 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement for the Funds and the New Subadvisory Agreement for Scudder Income Fund

The Trustees approved the continuation of each Fund’s current investment management agreement in August 2002. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the Advisor’s profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds.

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In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the Advisor’s recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG’s recent acquisition of the Advisor.

In connection with the approval of the Research and Advisory Agreement between the Advisor and DeAMIS, the Trustees used substantially the same considerations as those used in approving the continuation of the investment management agreements.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833, in connection with the arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor, the subadvisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s/subadvisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s/subadvisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s/subadvisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

Through April 1, 2004, each Fund operated under an administrative services agreement (“Administrative Agreements”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an annual administrative services fee (the “Administrative Fee”) of 0.325% Class A shares (Scudder Income Fund: 0.30%), 0.375% for Class B shares (Scudder Income Fund: 0.30%), 0.350% for Class C shares (Scudder Income Fund: 0.20%), and 0.10% for Class I shares for Scudder Income Fund of the average daily net assets of the applicable class. Effective April 1, 2004, the Administrative Agreements were terminated and each Fund will bear those expenses directly. In connection with such termination, the Advisor has agreed to limit expenses. Please refer to the descriptions of each Fund’s Investment Management Agreement for a discussion of the expense reimbursement/waiver arrangements.

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Administrative fees charged to each Fund during the last three fiscal years are as follows:

Scudder Income Fund

Year	Class A	Class B	Class C	Class I	Unpaid at Fiscal Year End Class A	Unpaid at Fiscal Year End Class B	Unpaid at Fiscal Year End Class C	Unpaid at Fiscal Year End Class I
2004	$885,677	$171,116	$42,067	$2,712	$71,937	$13,903	$5,126	$663
2003	$940,804	$193,914	$44,641	$11,945	$77,029	$15,959	$3,715	$384
2002	$580,668	$134,632	$28,633	$9,279	$82,929	$18,094	$4,120	$684

Scudder High Income Opportunity Fund

Year	Class A	Class B	Class C	Unpaid at Fiscal Year End Class A	Unpaid at Fiscal Year End Class B	Unpaid at Fiscal Year End Class C
2004	$43,439	$42,923	$12,060	$4,892	$4,209	$1,468
2003	$27,596	$33,475	$7,803	$3,427	$2,733	$736
2002	$15,883	$21,035	$4,299	$2,312	$2,761	$566

Scudder Short-Term Bond Fund

Year	Class A	Class B	Class C	Unpaid at Fiscal Year End Class A	Unpaid at Fiscal Year End Class B	Unpaid at Fiscal Year End Class C
2003	$414,610	$139,705	$89,453	$35,091	$9,995	$10,038
2002	$396,905	$119,425	$42,166	$35,531	$11,621	$5,746
2001	$204,822	$58,589	$13,215	$34,456	$9,806	$2,689

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to separate Underwriting and “Distribution Services Agreements (each a “Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of each Fund and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreements for the Funds, each dated April 5, 2002, were last approved by the Trustees on August 11, 2003. Each Distribution Agreement has an initial term ending September 30, 2002 and continues from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of each Fund, including the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement. Each Distribution

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Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class-by-class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. SDI receives no compensation from the funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by each Fund or by SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under each Rule 12b-1 Plan (described below), SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund’s Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

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The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees already payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan for Class B shares, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan for Class C shares, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect

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will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Prior to the implementation of the Rule 12b-1 Plans, the administrative service fees were paid by each Fund under the Services Agreement as set forth below for the period June 25, 2001 (commencement of sales) through January 31, 2002:

Fund	Class A	Class B	Class C
Scudder Income Fund	$484,864	$112,428	$35,898

Scudder High Income Opportunity Fund	$12,218	$14,022	$3,070

Scudder Short-Term Bond Fund	$157,560	$39,060	$9,440

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

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	Compensation to Underwriter and Firms for Calendar Year 2003
	12b-1 Fees (Distribution Fee) Paid to SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to SDI	Compensation Paid by SDI to Firms from Distribution Fee	Compensation Paid by SDI to Firms from Shareholder Servicing Fee
Scudder Income Fund
Class A	NA	$18,869	NA	$700,399
Class B	$434,784	$983	$174,100	$122,664
Class C	$159,049	$23	$157,622	$43,162
Scudder High Income Opportunity Fund
Class A	NA	$855	NA	$29,357
Class B	$83,172	$225	$77,271	$22,653
Class C	$24,108	$3	$23,349	$5,133
Scudder Short-Term Bond Fund
Class A	NA	$4,102	NA	$304,540
Class B	$279,753	$125	$275,081	$72,322
Class C	$192,298	$14	$191,374	$23,295

	Other Distribution Expenses Paid by Underwriter for Calendar Year 2003
	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expenses
Scudder Income Fund
Class A	NA	NA	NA	NA	NA
Class B	$49,383	$2,401	$21,475	$1,771	$296,681
Class C	$29,410	$1,419	$12,703	$1,074	$0
Scudder High Income Opportunity Fund
Class A	NA	NA	NA	NA	NA
Class B	$12,849	$619	$5,461	$572	$53,914
Class C	$10,618	$529	$4,510	$443	$0
Scudder Short-Term Bond Fund
Class A	NA	NA	NA	NA	NA
Class B	$60,051	$2,967	$25,463	$2,250	$46,029
Class C	$119,435	$5,562	$51,613	$4,643	$0

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The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year	Aggregate Sales Commissions		Aggregate Commissions Paid to Firms		Aggregate Commissions Paid to Affiliated Firms		Aggregate Commissions Retained by SDI
Scudder Income Fund	2003 2002 2001	$ $ $	84,000 92,000 91,000	$ $ $	64,000 68,000 52,000	$ $ $	6,000 5,000 16,000	$ $ $	14,000 19,000 23,000

Scudder High Income Opportunity Fund	2003 2002 2001	$ $ $	31,000 8,000 14,000	$ $ $	20,000 4,000 8,000	$ $ $	4,000 0 4,000	$ $ $	7,000 4,000 2,000

Scudder Short-Term Bond Fund	2003 2002 2001	$ $ $	62,000 51,000 0	$ $ $	43,000 29,000 0	$ $ $	2,000 1,000 0	$ $ $	17,000 21,000 0

Independent Accountants and Reports to Shareholders

The financial highlights of the Funds included in each Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110-2624, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, serves as legal counsel to each Fund and their Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to Agreements between SFAC and the Funds, each Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Pursuant to an agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the funds.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

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Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as each Fund’s transfer, dividend-paying agent and shareholder service agent for each Fund’s Class A, B, C and I shares. Each Fund pays SISC an annual fee of $14.00 for each regular account (including Individual Retirement Accounts), $23.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an annual asset-based fee of 0.05%.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by a Fund.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Portfolio Transactions

The Advisor or the subadvisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor or the subadvisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor or the subadvisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor or the subadvisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor or the subadvisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor or the subadvisor may place such orders with broker-dealers who supply research services to the Advisor or the subadvisor or a Fund. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor or the subadvisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor or the subadvisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor, the subadvisor or a Fund in exchange for the direction by the Advisor or the subadvisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor or the subadvisor, it is the opinion of the Advisor or the subadvisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s or the subadvisor’s staff. Such information may be useful to the Advisor or the subadvisor in providing services to clients other than a Fund and not all such information is used by the Advisor or the subadvisor in connection with a Fund. Conversely, such information provided to the Advisor or the subadvisor by broker-dealers through whom other clients of the Advisor or the subadvisor effect securities transactions may be useful to the Advisor or the subadvisor in providing services to a Fund.

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It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Portfolio shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

For the fiscal years ended January 31, 2002, 2003 and 2004, Scudder Income Fund paid $0, $0 and $0 in commissions, respectively. Up to 100% of the Fund’s brokerage transactions may be directed to brokers on account of research services provided.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of January 31, 2004 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of January 31, 2004
Citigroup, Inc.	$2,928,979
Bank of America	$531,707
Wachovia Corp.	$1,250,347
AmeriCredit Corp.	$421,200

For the fiscal years ended January 31, 2002, 2003 and 2004, Scudder High Income Opportunity Fund paid $7,464, $10,764 and $0 in commissions, respectively. Up to 100% of the Fund’s brokerage transactions may be directed to brokers on account of research services provided.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of January 31, 2004 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of January 31, 2004
AmeriCredit Corp.	$1,080,000
Eaton Vance Corp.	$16,705
LaBranche & Co., Inc.	$95,950

For the fiscal years ended December 31, 2001, 2002 and 2003, Scudder Short-Term Bond Fund paid $0, $0 and $0 in commissions, respectively. Up to 100% of the Fund’s brokerage transactions may be directed to brokers on account of research services provided.

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The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of December 31 2003 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2003
Citigroup, Inc.	$15,724,881
Bank of America	$5,278,630
US Bancorp.	$4,119,882
Wachovia Corp.	$1,061,719
FleetBoston Financial Corp.	$4,866,784
Morgan Stanley Dean Witter & Co.	$7,043,635
Bank One Corp.	$6,544,929
Suntrust Banks, Inc.	$3,345,792
Marshall & Ilsley Corp.	$2,783,184
National City Corp.	$2,680,283
Merrill Lynch	$4,312,588
Goldman Sachs	$7,650,692
First Union Corp.	$6,540,828

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

A higher rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund’s portfolio whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal years for Scudder Income Fund are as follows:

235% (including mortgage dollar roll transactions was 259%) and 210% (including mortgage dollar roll transactions was 248%) for the fiscal years ended January 31, 2003 and 2004, respectively.

Portfolio turnover rates for the two most recent fiscal years for Scudder High Income Opportunity Fund are as follows:

117% and 173% for the fiscal years ended January 31, 2003 and 2004, respectively.

Portfolio turnover rates for the two most recent fiscal years for Scudder Short-Term Bond Fund are as follows:

346% and 221% for the fiscal years ended December 31, 2002 and 2003, respectively.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

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A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund (including any applicable sales charge) next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, Scudder Investments Service Company (the “Transfer Agent”), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

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Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Funds may waive the minimum for purchases by Trustees, Directors, officers or employees of a Trust or the Advisor and its affiliates.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by the Transfer Agent, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund (and Class A shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

Compensation Schedule #1(1)		Compensation Schedule #2(2)		Compensation Schedule #3(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $15 million	0.75%	Over $15 million	0.25%
Over $5 million to $50 million	0.50%	—	—	—	—
Over $50 million	0.25%	—	—	—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares – Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

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The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative — Class A Shares. The public offering price of Scudder High Income Opportunity Fund and Scudder Income Fund Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.60%	2.67%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million and over	0.00 ***	0.00 ***	0.00	****

*	The Offering Price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
****	Commission is payable by SDI as discussed below.

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The public offering price of Scudder Short-Term Bond Fund Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.75%
$500,000 but less than $1 million	1.50%	1.52%	1.25%
$1 million and over	0.00 ***	0.00 ***	0.00	****

*	The offering price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
****	Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder Funds;

(b)	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Funds;

(c)	registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(d)	certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)	persons who purchase shares of a Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h)	selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

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(i)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds;

(k)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below (collectively, the “Large Order NAV Purchase Privilege”); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. A Fund’s Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) money market funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

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Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Purchase of Class C Shares. Class C shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in a Fund’s prospectus and Statement of Additional Information.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features described below. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan’s eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Purchase of Class I Shares. (Scudder Income Fund only) Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class C shares.

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Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; and (5) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from SDI, principal underwriter for the Fund, and, in the case of category (4) above, selected dealers authorized by SDI.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

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If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Portfolio’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

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The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year’s charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares by shareholders whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) above for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) above for Class A shares and for the circumstances set forth in items (g) and (h) above for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

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(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. For Scudder Short-Term Bond Fund: Effective August 19, 2002, the Checkwriting Privilege will no longer be offered to new investors. The Checkwriting Privilege will continue to be available for shareholders who previously elected this privilege. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

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Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to declare and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December, or otherwise as needed.

Any dividends or capital gains distributions declared in December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.	To receive income and capital gain distributions in cash.

Distributions will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

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If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

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Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

Technical corrections legislation is pending which would change the preceding rule by substituting “121-day” for “120-day” and “181-day” for “180-day.” The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

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If dividends from domestic corporations constitute a portion of a Fund’s gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the fund’s assets at year end consist of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

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A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund’s level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund’s corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

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If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Trust’s Board and overseen primarily by the Fund’s Pricing Committee.

OFFICERS AND TRUSTEES

The following table presents certain information regarding the Trustees and Officers of the Trusts as of May 1, 2004. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Trusts do not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International, Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Dawn-Marie Driscoll (1946) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustee and Officers^2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale^3 (1945) Chairman and Trustee, 2002-present, Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present) (registered investment company); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	202

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2000-present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^3 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda Stebbins (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
^3	Address: One South Street, Baltimore, Maryland
^4	Address: 345 Park Avenue, New York, New York

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Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:	Vice President
Caroline Pearson :	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held one meetings during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

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Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder High Income Opportunity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$931	$0	$163,000
Dawn-Marie Driscoll(1)	$986	$0	$179,780
Keith R. Fox	$954	$0	$169,780
Louis E. Levy(2)	$933	$0	$163,000
Jean Gleason Stromberg	$931	$0	$163,000
Jean C. Tempel	$915	$0	$158,000
Carl W. Vogt	$934	$0	$162,000

Name of Trustee	Compensation from Scudder Income Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$4,409	$0	$163,000
Dawn-Marie Driscoll(1)	$4,858	$0	$179,780
Keith R. Fox	$4,585	$0	$169,780
Louis E. Levy(2)	$4,437	$0	$163,000
Jean Gleason Stromberg	$4,409	$0	$163,000
Jean C. Tempel	$4,272	$0	$158,000
Carl W. Vogt	$4,441	$0	$162,000

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Name of Trustee	Compensation from Scudder Short Term-Bond Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$4,057	$0	$163,000
Dawn-Marie Driscoll(1)	$4,511	$0	$179,780
Keith R. Fox	$4,240	$0	$169,780
Louis E. Levy(2)	$4,086	$0	$163,000
Jean Gleason Stromberg	$4,065	$0	$163,000
Jean C. Tempel	$4,922	$0	$158,000
Carl W. Vogt	$4,087	$0	$162,000

(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.
(2)	In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.
(3)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/ corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder High Income Opportunity Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$10,001-$50,000	Over $100,000
Dawn-Marie Driscoll	$1-$10,000	Over $100,000
Keith R. Fox	$50,001-$100,000	Over $100,000
Richard T. Hale	None	Over $100,000
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	$1-$10,000	Over $100,000
Jean C. Tempel	$10,001-$50,000	Over $100,000
Carl W. Vogt	None	Over $100,000

Name of Trustee	Dollar Range of Securities Owned in Scudder Income Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$50,001-$100,000	Over $100,000
Dawn-Marie Driscoll	$1-$10,000	Over $100,000

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Name of Trustee	Dollar Range of Securities Owned in Scudder Income Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Keith R. Fox	None	Over $100,000
Richard T. Hale	None	Over $100,000
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Jean C. Tempel	$10,001-$50,000	Over $100,000
Carl W. Vogt	None	Over $100,000

Name of Trustee	Dollar Range of Securities Owned in Scudder Short-Term Bond Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$10,001-$50,000	Over $100,000
Dawn-Marie Driscoll	$1-$10,000	Over $100,000
Keith R. Fox	None	Over $100,000
Richard T. Hale	None	Over $100,000
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Jean C. Tempel	$1-$10,000	Over $100,000
Carl W. Vogt	None	Over $100,000

Securities Beneficially Owned

As of December 31, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of April 7, 2004, no person owned beneficially more than 5% of each class of the Fund’s outstanding shares, except as noted below.

As of April 7, 2004, 919,748 shares in the aggregate, or 7.55% of the outstanding shares of Scudder High Income Opportunity Fund, Class S, were held in the name of Charles Schwab & Co Inc, 101 Montgomery St., San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 171,756 shares in the aggregate, or 9.69% of the outstanding shares of Scudder High Income Opportunity Fund, Class A, were held in the name of Deutsche Bank Trust Company America for the benefit of account number 2500004040, Church Street Station, P.O. Box 9005, New York, NY 10256-0006 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 48,280 shares in the aggregate, or 9.65% of the outstanding shares of Scudder High Income Opportunity Fund, Class C, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 43,756 shares in the aggregate, or 8.75% of the outstanding shares of Scudder High Income Opportunity Fund, Class C, were held in the name of Regina L. Perkins, P.O. Box 1519, Loomis CA 95650-1519 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 116,745 shares in the aggregate, or 6.59% of the outstanding shares of Scudder High Income Opportunity Fund, Class A, were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 who may be deemed to be the beneficial owner of such shares.

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As of April 7, 2004, 1,770,851 shares in the aggregate, or 5.76% of the outstanding shares of Scudder Income Fund, Class S, were held in the name of Scudder Trust Company, for the best interests of Farmers Group Inc Employee Profit Sharing Savings, P.O. Box 1757 Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 176,104 shares in the aggregate, or 5.26% of the outstanding shares of Scudder Income Fund, Class B, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 125,795 shares in the aggregate, or 9.08% of the outstanding shares of Scudder Income Fund, Class C, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 20,862 shares in the aggregate or 45.67% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of Scudder Trust Company for the sole benefit of Patricia Manley, 520 East 79th St 3-C, New York, NY 10021-1556 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 2,684 shares in the aggregate or 5.87% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of ZKS Real Estate Partners LLC, Frederick Stephens and Kris Kaiser as Trustees for the benefit of Kevin P. McCauley, 9 Corte Granada, Moraga, CA 94556-1620 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 4,553 shares in the aggregate or 9.97% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of ZKS Real Estate Partners LLC, Frederick Stephens and Kris Kaiser as Trustees for the benefit of Frederick L. Stephens, 4 Santa Lucia Road, Orinda, CA 94563-1731 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 2,632 shares in the aggregate or 5.76% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of State Street Bank & Trust Co, Custodian for Scudder Pathway Series, Growth Portfolio, 1 Heritage Dr #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 7,552 shares in the aggregate or 16.53% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of State Street Bank & Trust Co, Custodian for Scudder Pathway Series, Balanced Portfolio, 1 Heritage Dr #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 669,026 shares in the aggregate, or 5.30% of the outstanding shares of Scudder Short-Term Bond Fund, Class A, were held in the name of UBS Financial Services Inc. for the benefit of TIMCOR Financial Corporation, 11500 W. Olympic Blvd., #425, Los Angeles, CA 90064-1537 who may be deemed to be the beneficial owner of such shares

As of April 7, 2004, 240,129 shares in the aggregate, or 8.89% of the outstanding shares of Scudder Short-Term Bond Fund, Class B, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 464,041 shares in the aggregate, or 20.47% of the outstanding shares of Scudder Short-Term Bond Fund, Class C, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

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Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

TRUST ORGANIZATION

Scudder Short-Term Bond Fund is a diversified series of Scudder Funds Trust, a Massachusetts business trust established under a Declaration of Trust dated July 24, 1981. The name of the Trust was changed, effective July 3, 1989, from Scudder Target Fund to Scudder Funds Trust. On December 23, 1987, the par value of the shares of beneficial interest of the Trust was changed from no par value to $.01 par value per share. Effective July 3, 1989, two series of the Trust, the General 1990 Portfolio and US Government 1990 Portfolio, sold their assets to another series of the Trust, the General 1994 Portfolio, in exchange for shares of the 1994 Portfolio, as approved by shareholders on June 26, 1989. Effective as of the same date, the General 1994 Portfolio changed its name to Scudder Short-Term Bond Fund and changed its investment objectives from current income, capital preservation and possible capital appreciation to its current investment objective.

Scudder High Income Opportunity Fund and Scudder Income Fund are each a diversified series of Scudder Portfolio Trust, a Massachusetts business trust established under a Declaration of Trust dated November 3, 1987, as amended. On November 4, 1987, the par value of the shares of beneficial interest was changed from no par value to $0.01 par value per share. Scudder High Income Opportunity Fund changed its name from Scudder High-Yield Opportunity Fund on November 11, 2002. Prior to May 1, 2001, the Fund was known as Scudder High Yield Bond Fund.

Organizational Description

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, Class AARP, and Class I (for Scudder Income Fund) Shares are offered.

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declarations of Trust of the Trusts, as amended, (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the Declarations of Trust; (d) certain material amendments of the Declarations of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declarations of Trust, the By-laws of the Funds, or any registration of the Funds with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

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The Declarations of Trust provide that obligations of the Trusts are not binding upon the Trustees individually but only upon the property of the Trusts, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trusts will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trusts. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trusts. The Declarations of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trusts or the Trusts’ Trustees. Moreover, the Declarations of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

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The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Funds, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated January 31, 2004 for Scudder Income Fund and Scudder High Income Opportunity Fund and December 31, 2003 for Scudder Short-Term Bond Fund, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

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ADDITIONAL INFORMATION

The CUSIP number of Scudder Income Fund Class A is 811192-806.

The CUSIP number of Scudder Income Fund Class B is 811192-889.

The CUSIP number of Scudder Income Fund Class C is 811192-871.

The CUSIP number of Scudder Income Fund Class I is 8111-92-863.

Scudder Income Fund has a fiscal year end of January 31.

The CUSIP number of Scudder High Income Opportunity Fund Class A is 811192-848.

The CUSIP number of Scudder High Income Opportunity Fund Class B is 811192-830.

The CUSIP number of Scudder High Income Opportunity Fund Class C is 811192-822.

Scudder High Income Opportunity Fund has a fiscal year end of January 31.

The CUSIP number of Scudder Short-Term Bond Fund, Class A is 810902-270.

The CUSIP number of Scudder Short-Term Bond Fund, Class B is 810902-288.

The CUSIP number of Scudder Short-Term Bond Fund, Class C is 810902-296.

Scudder Short-Term Bond Fund has a fiscal year end of on December 31.

This Statement of Additional Information contains the information of the Funds. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

Reference is hereby made to the Registration Statement which the Funds have filed with the SEC under the 1933 Act for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.’S - CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

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A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC.’S - SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

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Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY’S INVESTORS SERVICE, INC.’S - MUNICIPAL SHORT-TERM RATINGS

MIG. Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

STANDARD & POOR’S RATINGS SERVICES - CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

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CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES - SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

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FITCH INVESTORS SERVICE, INC. - BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

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F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

SCUDDER FUNDS TRUST

Scudder Short-Term Bond Fund

(Class S and Class AARP)

SCUDDER PORTFOLIO TRUST

Scudder Income Fund

(Class S and Class AARP)

Scudder High Income Opportunity Fund

(Class S and Class AARP)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the Class AARP and Class S prospectus dated May 1, 2004 for Scudder Short-Term Bond Fund (a “Fund”), a series of Scudder Funds Trust (a “Trust”) and Scudder Income Fund and Scudder High Income Opportunity Fund, (each a “Fund” and, together with Scudder Short-Term Bond Fund, the “Funds”), both a series of Scudder Portfolio Trust (a “Trust” and, together with Scudder Funds Trust, the “Trusts”), as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained. This information is also available along with other materials on the Securities and Exchange Commission’s internet web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated December 31, 2003 for Scudder Short-Term Bond Fund and January 31, 2004 for Scudder Income Fund and Scudder High Income Opportunity Fund accompany this Statement of Additional Information and are incorporated herein by reference and are deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of separate open-end investment management companies. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Trustees based upon current circumstances. Non-fundamental policies may be changed by the Trustees of the Trust without requiring approval of or, with certain exceptions, prior notice to shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets (Scudder High Income Opportunity Fund: 20%) except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(b)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(d)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(e)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(f)	lend portfolio securities in an amount greater than 33 1/3% of its total assets; or

(g)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Scudder Income Fund has undertaken that if the Fund obtains an exemptive order from the Securities and Exchange Commission (the “SEC”) which would permit the taking of action in contravention of any policy which may not be changed without a shareholder vote, the Fund will not take such action unless either (i) the applicable exemptive order permits the taking of such action without a shareholder vote or (ii) the staff of the SEC has issued to the Fund a “no action” or interpretive letter to the effect that the Fund may proceed without shareholder vote.

Scudder Income Fund may invest in foreign currencies (utilizing instruments such as forward foreign currency exchange contracts) for both hedging and non-hedging purposes although no more than 10% of its total assets in currencies may be used for these purposes.

The Scudder High Income Opportunity Fund may borrow money for leverage purposes, which can exaggerate the effect on its net asset value for any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be limited to 20% of the total assets of the Fund, including the amount borrowed.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities (“Government Securities”), domestic repurchase agreements, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

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Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Income Fund and Scudder High Income Opportunity Fund are each a series of Scudder Portfolio Trust. Scudder Short-Term Bond Fund is a series of Scudder Funds Trust. Scudder High Income Opportunity Fund and Scudder Short-Term Bond Fund offer five classes of shares: Class A, Class B, Class C, Class AARP and Class S. Scudder Income Fund offers six classes of shares: Class A, Class B, Class C, Class I, Class AARP and Class S shares.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA” or “Fannie Mae”) (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through

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monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. Also, a fund’s net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. A fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase Municipal Securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed

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securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

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Bank Loans. The Scudder High Income Opportunity Fund may invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation.” When a Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will

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a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Common Stocks. Each Fund may invest in common stocks and the Scudder High Income Opportunity Fund may invest up to 20% of its net assets in such securities. None of the funds currently intends to invest in this type of securities to any significant extent. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are specially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

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Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Debt Securities. The funds may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset

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backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures

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contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund’s investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be

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considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual’s portfolio. A fund’s net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

A portion of the junk bonds acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the “Exchange”), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Because investments in foreign securities will usually involve currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts (“forward contracts”), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies. Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign

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currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to a dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See “Strategic Transactions and Derivatives” below.)

High Yield/High Risk Bonds. Scudder High Income Opportunity Fund and Scudder Income Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P or Fitch Investors Service (“Fitch”) and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

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A portion of the junk bonds acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of illiquidity of a fund.

Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

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Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, the funds will comply with their respective non-fundamental policies on borrowing.

Investing in Emerging Markets. A fund’s investments in foreign securities may be in developed countries or in countries considered by a fund’s Advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with

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transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund’s portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund’s net asset value may also be affected

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by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a fund’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US Disclosure and regulatory standards are in many respects less stringent than US standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

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The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of US issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the US dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the US dollar. Any devaluations in the currencies in which fund investments are denominated may have a detrimental impact on a fund’s net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a fund at a higher rate than those imposed by other foreign countries. This may reduce a fund’s investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world’s largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a fund’s investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the US and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

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Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which a fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including a fund’s investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to US companies. Consequently, there may be less publicly available information about such companies than about US companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the US.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania, have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the “EC”) and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal’s government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey today. Turkey’s economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the “GDP”) increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey’s substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear

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majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that a fund’s investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries’ GDP. However, the general decline in oil prices has had an adverse impact on many economies.

Investing in Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund.

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Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or Fitch or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in fund securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives reasonable interest on the loan (which may include a fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers,

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commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the FHLMC. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency

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guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

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Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and

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price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a fund’s investment restrictions applicable to that activity. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of fund assets and their yields.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions. Scudder High Income Opportunity Fund may use credit default swaps to sell/buy protection on high yield credit exposure although no more than 15% of its assets will be used for this purpose. (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity

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or duration of a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Scudder Short-Term Bond Fund may also use certain Strategic Transactions to enhance potential gain although no more than 5% of the fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The funds have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund

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exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

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OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than

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settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Synthetic Investments. In certain circumstances, a fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate

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to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.

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These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical

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delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other

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coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

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US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

MANAGEMENT OF THE FUNDS

Investment Advisor

DeIM, which is part of Deutsche Asset Management (DeAM), is the investment advisor for the Funds. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts

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research that leads to these purchase and sale decisions. DeIM, together with its predecessors, has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. Each Fund’s investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM, Zurich Scudder Investments, Inc. (“Scudder”) reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor or a subadvisor manages each Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement (the “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

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Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreements, each dated April 5, 2002, were last approved by the Trustees of each Trust on August 12, 2003. Each Agreement continues in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

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Income Fund

As of June 25, 2001, the Fund pays the Advisor an fee at an annual rate of 0.550% on the first $250 million of average daily net assets, 0.520% on the next $750 million, 0.500% on the next $1.5 billion, 0.480% on the next $2.5 billion, 0.450% on the next $2.5 billion, 0.430% on the next $2.5 billion, 0.410% on the next $2.5 billion, and 0.400% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Prior to June 25, 2001, for the above services the Fund paid an annual rate of 0.650% of average daily net assets on such assets up to $200 million, 0.600% of average daily net assets on such assets exceeding $200 million, 0.550% of average daily net assets on such assets exceeding $500 million, 0.525% of average daily net assets on such assets exceeding $1 billion, and 0.500% of average daily net assets on such assets exceeding $1.5 billion. The fee was payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended January 31, 2002, the Fund incurred aggregate fees of $5,984,864. For the fiscal year ended January 31, 2003, the Fund paid fees of $6,039,682. For the fiscal year ended January 31, 2004, the Fund paid fees of $5,283,603.

High Income Opportunity Fund

As of June 25, 2001, the Fund pays the Advisor a fee at an annual rate of 0.60% on the first $500 million of average daily net assets, 0.575% on the next $500 million, 0.550% on the next $500 million, 0.525% on the next $500 million, 0.500% on the next $1 billion, 0.475% of such net assets in excess of $3 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Prior to June 25, 2001, for the above services the Fund paid an annual rate of 0.600% of average daily net assets on such assets up to $500 million, 0.575% of average daily net assets on such assets exceeding $500 million, $0.550% of average daily net assets on such assets exceeding $1 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended January 31, 2002, the Fund incurred aggregate fees of $849,321. For the fiscal year ended January 31, 2003, the Fund paid fees of $821,434. For the fiscal year ended January 31, 2004, the Fund paid fees of $962,170.

Short-Term Bond Fund

The Fund pays the Advisor a fee at an annual rate of 0.450% of average daily net assets on such assets up to $1.5 billion, 0.425% of average daily net assets on the next $500 million, 0.400% of average daily net assets on the next $1 billion of such net assets, 0.385% of average daily net assets on the next $1 billion of such net assets, 0.370% of average daily net assets on the next $1 billion of such net assets, 0.355% of average daily net assets of the next $1 billion of such net assets, and 0.340% of average daily net assets exceeding $6 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended December 31, 2001, the Fund incurred fees in the amount of $4,843,584. For the fiscal year ended December 31, 2002, the Fund paid fees of $5,104,029. For the fiscal year ended December 31, 2003, the Fund paid fees of $5,094,767.

Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain total annual operating expenses at 0.90% for Class AARP and Class S shares of Scudder Income Fund, 1.05% for Class AARP and Class S shares of Scudder High Income Opportunity Fund and 0.90% for Class AARP and Class S shares of Scudder Short-Term Bond Fund. These limitations exclude organization and offering expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, extraordinary expenses and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

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Under its Agreement, a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The term “Scudder Investments” is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Subadvisor. Effective November 12, 2003, Deutsche Asset Management Investment Services Limited (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder Income Fund. DeAMIS serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.

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Under the terms of the Research and Advisory Agreement, DeAMIS manages the investment and reinvestment of the Fund’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a subadvisory fee, payable monthly, at the annual rate of 50% of the Advisory Fee.

The Research and Advisory Agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2004 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement for the Funds and the New Subadvisory Agreement for Scudder Income Fund

The Trustees approved the continuation of each Fund’s current investment management agreement in August 2002. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the Advisor’s profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the Advisor’s recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG’s recent acquisition of the Advisor.

In connection with the approval of the Research and Advisory Agreement between the Advisor and DeAMIS, the Trustees used substantially the same considerations as those used in approving the continuation of the investment management agreements.

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AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833, in connection with the arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor, the subadvisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s/subadvisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s/subadvisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s/subadvisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

Through April 1, 2004, each Fund operated under an administrative services agreement (“Administrative Agreements”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an annual administrative services fee (the “Administrative Fee”) of 0.30% of Class S shares and 0.30% of Class AARP shares of the average daily net assets of the applicable class. Effective April 1, 2004, the Administrative Agreements were terminated and each Fund will bear those expensesdirectly. In connection with such termination, the Advisor has agreed to limit expenses. Please refer to the descriptions of each Fund’s Investment Management Agreement for a discussion of the expense reimbursement/waiver arrangements.

Administrative fees charged to each Fund during the last three fiscal years are as follows:

Scudder Income Fund

2004:	Class AARP	Class S	Unpaid at January 31, 2004 Class AARP	Unpaid at January 31, 2004 Class S

	$531,837	$1,347,247	$43,197	$109,431

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2003:	Class AARP	Class S	Unpaid at January 31, 2003 Class AARP	Unpaid at January 31, 2003 Class S

	$487,716	$1,737,556	$41,456	$106,495

2002:	Class AARP	Class S	Unpaid at January 31, 2002 Class AARP	Unpaid at January 31, 2002 Class S

	$429,222	$2,088,233	$39,177	$163,776

Scudder High Income Opportunity Fund
2004:	Class AARP	Class S	Unpaid at January 31, 2004 Class AARP	Unpaid at January 31, 2004 Class S

	$78,897	$315,902	$10,023	$29,640

2003:	Class AARP	Class S	Unpaid at October 31, 2003 Class AARP	Unpaid at October 31, 2003 Class S

	$37,320	$314,456	$3,391	$22,837

2002:	Class AARP	Class S	Unpaid at January 31, 2002 Class AARP	Unpaid at January 31, 2002 Class S

	$23,526	$365,960	$2,664	$29,066

Scudder Short-Term Bond Fund
2003:	Class AARP	Class S	Unpaid at December 31, 2003 Class AARP	Unpaid at December 31, 2003 Class S

	$1,035,179	$1,783,509	$84,665	$140,229

2002:	Class AARP	Class S	Unpaid at December 31, 2002 Class AARP	Unpaid at December 31, 2002 Class S

	$1,047,539	$1,859,838	$87,637	$152,556

2001:	Class AARP	Class S	Unpaid at December 31, 2001 Class AARP	Unpaid at December 31, 2001 Class S

	$1,047,384	$1,926,141	$91,170	$162,160

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

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FUND SERVICE PROVIDERS

Underwriter

The Trusts, on behalf of the Funds have an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the Distributor), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Trusts’ underwriting agreement dated September 30, 2002 will remain in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of each Fund.

Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

Although the Funds do not currently have a 12b-1 Plan for these classes, and the Trustees have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Independent Accountants and Reports to Shareholders

The financial highlights of the Funds included in each Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, 125 High Street, Boston, MA 02110-2624, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

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Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, serves as legal counsel to each Fund and their Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to Agreements between SFAC and the Funds, each Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Pursuant to an agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the funds.

Custodian, Transfer Agent and Shareholder Service Agent

The Trust employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02109 as custodian for each Fund. State Street Bank and Trust Company has entered into agreements with foreign subcustodians approved by the Trustees of the Trust pursuant to Rule 17f-5 of the 1940 Act.

Scudder Service Corporation (SSC), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. SSC also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Each Fund pays SSC an annual fee of $29.25 for each regular account (including Individual Retirement Accounts), $32.25 for each retirement account (excluding Individual Retirement Accounts; Class S shares only), $2.00 per account, as applicable, in connection with the redemption fee (Scudder High Income Opportunity Fund only) and $4.00 per account, as applicable, for closed retail accounts and $5.00 per account, as applicable, for closed retirement accounts (excluding Individual Retirement Accounts; Class S shares only).

Custodian’s fees may be reduced by certain earnings credits in favor of each Fund.

Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. (“DST”), 333 West 11th Street, Kansas City, Missouri 64105, SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Funds.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Portfolio Transactions

The Advisor or the subadvisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor or the subadvisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor or the subadvisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

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A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor or the subadvisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor or the subadvisor may place such orders with broker-dealers who supply research services to the Advisor or the subadvisor or a Fund. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor or the subadvisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor or the subadvisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor, the subadvisor or a Fund in exchange for the direction by the Advisor or the subadvisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor or the subadvisor, it is the opinion of the Advisor or the subadvisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s or the subadvisor’s staff. Such information may be useful to the Advisor or the subadvisor in providing services to clients other than a Fund and not all such information is used by the Advisor or the subadvisor in connection with a Fund. Conversely, such information provided to the Advisor or the subadvisor by broker-dealers through whom other clients of the Advisor or the subadvisor effect securities transactions may be useful to the Advisor or the subadvisor in providing services to a Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Portfolio shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

For the fiscal years ended January 31, 2002, 2003 and 2004, Scudder Income Fund paid $0, $0 and $0 in commissions, respectively.

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The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of January 31, 2004 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of January 31, 2004
Citigroup, Inc.	$2,928,979
Bank of America	$531,707
Wachovia Corp.	$1,250,347
AmeriCredit Corp.	$421,200

For the fiscal years ended January 31, 2002, 2003 and 2004, Scudder High Income Opportunity Fund paid $7,464, $10,764 and $0 in commissions, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of January 31, 2004 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of January 31, 2004
AmeriCredit Corp.	$1,080,000
Eaton Vance Corp.	$16,705
LaBranche & Co., Inc.	$95,950

For the fiscal years ended December 31, 2001, 2002 and 2003, Scudder Short-Term Bond Fund paid $0, $0 and $0 in commissions, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of December 31, 2003 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2003
Citigroup, Inc.	$15,724,881
Bank of America	$5,278,630
US Bancorp.	$4,119,882
Wachovia Corp.	$1,061,719
FleetBoston Financial Corp.	$4,866,784
Morgan Stanley Dean Witter & Co.	$7,043,635
Bank One Corp.	$6,544,929
Suntrust Banks, Inc.	$3,345,792
Marshall & Ilsley Corp.	$2,783,184
National City Corp.	$2,680,283
Merrill Lynch	$4,312,588
Goldman Sachs	$7,650,692
First Union Corp.	$6,540,828

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

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A higher rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund’s portfolio whenever necessary, in the Advisor’s discretion to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal years for Scudder Income Fund are as follows:

235% (including mortgage dollar roll transactions was 259%) and 210% (including mortgage dollar roll transactions was 248%) for the fiscal years ended January 31, 2003 and 2004, respectively.

Portfolio turnover rates for the two most recent fiscal years for Scudder High Income Opportunity Fund are as follows:

117% and 173% for the fiscal years ended January 31, 2003 and 2004, respectively.

Portfolio turnover rates for the two most recent fiscal years for Scudder Short-Term Bond Fund are as follows:

346% and 221% for the fiscal years ended December 31, 2002 and 2003, respectively.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

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Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

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Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

All new investors in Class AARP of a Fund are required to provide an AARP membership number on their account application. In addition, Class S shares of a Fund will generally not be available to new investors.

Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1.	Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2.	Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.	Any retirement, employee stock, bonus pension or profit-sharing plans.

4.	Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8.	Registered investment advisors (“RIAs”) may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9.	Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program’s asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

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10.	Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program’s asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

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If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Redemption Fee. The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); (c) shares purchased through certain wrap fee and fee-based programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund); (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of a Fund account or due to the death of all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. For Scudder Short-Term Bond Fund: Effective August 19, 2002, the Checkwriting Privilege will no longer be offered to new investors. The Checkwriting Privilege will continue to be available for shareholders who previously elected this privilege. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

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Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

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Each Fund intends to declare and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December, or otherwise as needed.

Any dividends or capital gains distributions declared in December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.	To receive income and capital gain distributions in cash.

Distributions will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

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Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

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Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

Technical corrections legislation is pending which would change the preceding rule by substituting “121-day” for “120-day” and “181-day” for “180-day.” The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

If dividends from domestic corporations constitute a portion of a Fund’s gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

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Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the fund’s assets at year end consist of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund’s level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund’s corporate shareholders may be eligible for the deduction for dividends received by corporations.

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Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

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Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Trust’s Board and overseen primarily by the Fund’s Pricing Committee.

OFFICERS AND TRUSTEES

The following table presents certain information regarding the Trustees and Officers of the Trusts as of May 1, 2004. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies,

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resigns, retires or is removed as provided in the governing documents of the Trust. Because the Trusts do not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International, Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Dawn-Marie Driscoll (1946) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustee and Officers^2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale^3 (1945) Chairman and Trustee, 2002-present, Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present) (registered investment company); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, CABEI Fund (2000-2003), North America Income Fund (2000-2003)(registered investment companies), ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	202

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2000-present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^3 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda Stebbins (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
^3	Address: One South Street, Baltimore, Maryland
^4	Address: 345 Park Avenue, New York, New York

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:	Vice President
Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special

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board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held one meeting during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

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Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder High Income Opportunity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$931	$0	$163,000
Dawn-Marie Driscoll(1)	$986	$0	$179,780
Keith R. Fox	$954	$0	$169,780
Louis E. Levy(2)	$933	$0	$163,000
Jean Gleason Stromberg	$931	$0	$163,000
Jean C. Tempel	$915	$0	$158,000
Carl W. Vogt	$934	$0	$162,000

Name of Trustee	Compensation from Scudder Income Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$4,409	$0	$163,000
Dawn-Marie Driscoll(1)	$4,858	$0	$179,780
Keith R. Fox	$4,585	$0	$169,780
Louis E. Levy(2)	$4,437	$0	$163,000
Jean Gleason Stromberg	$4,409	$0	$163,000
Jean C. Tempel	$4,272	$0	$158,000
Carl W. Vogt	$4,441	$0	$162,000

Name of Trustee	Compensation from Scudder Short - Term Bond Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$4,057	$0	$163,000
Dawn-Marie Driscoll(1)	$4,511	$0	$179,780

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Name of Trustee	Compensation from Scudder Short - Term Bond Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Keith R. Fox	$4,240	$0	$169,780
Louis E. Levy(2)	$4,086	$0	$163,000
Jean Gleason Stromberg	$4,065	$0	$163,000
Jean C. Tempel	$3,922	$0	$158,000
Carl W. Vogt	$4,087	$0	$162,000

(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.
(2)	In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.
(3)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/ corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder High Income Opportunity Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$10,001-$50,000	Over$100,000
Dawn-Marie Driscoll	$1-$10,000	Over$100,000
Keith R. Fox	$50,001-$100,000	Over$100,000
Richard T. Hale	None	Over$100,000
Louis E. Levy	None	Over$100,000
Jean Gleason Stromberg	$1-$10,000	Over$100,000
Jean C. Tempel	$10,001-$50,000	Over$100,000
Carl W. Vogt	None	Over$100,000

Name of Trustee	Dollar Range of Securities Owned in Scudder Income Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$50,001-$100,000	Over$100,000
Dawn-Marie Driscoll	$1-$10,000	Over$100,000
Keith R. Fox	None	Over$100,000
Richard T. Hale	None	Over$100,000

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Name of Trustee	Dollar Range of Securities Owned in Scudder Income Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Jean C. Tempel	$10,001-$50,000	Over $100,000
Carl W. Vogt	None	Over $100,000

Name of Trustee	Dollar Range of Securities Owned in Scudder Short-Term Bond Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$10,001-$50,000	Over $100,000
Dawn-Marie Driscoll	$1-$10,000	Over $100,000
Keith R. Fox	None	Over $100,000
Richard T. Hale	None	Over $100,000
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Jean C. Tempel	$1-$10,000	Over $100,000
Carl W. Vogt	None	Over $100,000

Securities Beneficially Owned

As of December 31, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of April 7, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares[, except as noted below].

Securities Beneficially Owned

As of April 7, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of April 7, 2004, no person owned beneficially more than 5% of each class of the Fund’s outstanding shares, except as noted below.

As of April 7, 2004, 919,748 shares in the aggregate, or 7.55% of the outstanding shares of Scudder High Income Opportunity Fund, Class S, were held in the name of Charles Schwab & Co Inc, 101 Montgomery St., San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 171,756 shares in the aggregate, or 9.69% of the outstanding shares of Scudder High Income Opportunity Fund, Class A, were held in the name of Deutsche Bank Trust Company America for the benefit of account number 2500004040, Church Street Station, P.O. Box 9005, New York, NY 10256-0006 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 48,280 shares in the aggregate, or 9.65% of the outstanding shares of Scudder High Income Opportunity Fund, Class C, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

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As of April 7, 2004, 43,756 shares in the aggregate, or 8.75% of the outstanding shares of Scudder High Income Opportunity Fund, Class C, were held in the name of Regina L. Perkins, P.O. Box 1519, Loomis CA 95650-1519 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 116,745 shares in the aggregate, or 6.59% of the outstanding shares of Scudder High Income Opportunity Fund, Class A, were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 1,770,851 shares in the aggregate, or 5.76% of the outstanding shares of Scudder Income Fund, Class S, were held in the name of Scudder Trust Company, for the best interests of Farmers Group Inc Employee Profit Sharing Savings, P.O. Box 1757 Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 176,104 shares in the aggregate, or 5.26% of the outstanding shares of Scudder Income Fund, Class B, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 125,795 shares in the aggregate, or 9.08% of the outstanding shares of Scudder Income Fund, Class C, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 20,862 shares in the aggregate or 45.67% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of Scudder Trust Company for the sole benefit of Patricia Manley, 520 East 79th St 3-C, New York, NY 10021-1556 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 2,684 shares in the aggregate or 5.87% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of ZKS Real Estate Partners LLC, Frederick Stephens and Kris Kaiser as Trustees for the benefit of Kevin P. McCauley, 9 Corte Granada, Moraga, CA 94556-1620 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 4,553 shares in the aggregate or 9.97% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of ZKS Real Estate Partners LLC, Frederick Stephens and Kris Kaiser as Trustees for the benefit of Frederick L. Stephens, 4 Santa Lucia Road, Orinda, CA 94563-1731 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 2,632 shares in the aggregate or 5.76% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of State Street Bank & Trust Co, Custodian for Scudder Pathway Series, Growth Portfolio, 1 Heritage Dr #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 7,552 shares in the aggregate or 16.53% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of State Street Bank & Trust Co, Custodian for Scudder Pathway Series, Balanced Portfolio, 1 Heritage Dr #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 669,026 shares in the aggregate, or 5.30% of the outstanding shares of Scudder Short-Term Bond Fund, Class A, were held in the name of UBS Financial Services Inc. for the benefit of TIMCOR Financial Corporation, 11500 W. Olympic Blvd., #425, Los Angeles, CA 90064-1537 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2004, 240,129 shares in the aggregate, or 8.89% of the outstanding shares of Scudder Short-Term Bond Fund, Class B, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

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As of April 7, 2004, 464,041 shares in the aggregate, or 20.47% of the outstanding shares of Scudder Short-Term Bond Fund, Class C, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

TRUST ORGANIZATION

Scudder Short-Term Bond Fund is a diversified series of Scudder Funds Trust, a Massachusetts business trust established under a Declaration of Trust dated July 24, 1981. The name of the Trust was changed, effective July 3, 1989, from Scudder Target Fund to Scudder Funds Trust. On December 23, 1987, the par value of the shares of beneficial interest of the Trust was changed from no par value to $.01 par value per share. Effective July 3, 1989, two series of the Trust, the General 1990 Portfolio and US Government 1990 Portfolio, sold their assets to another series of the Trust, the General 1994 Portfolio, in exchange for shares of the 1994 Portfolio, as approved by shareholders on June 26, 1989. Effective as of the same date, the General 1994 Portfolio changed its name to Scudder Short-Term Bond Fund and changed its investment objectives from current income, capital preservation and possible capital appreciation to its current investment objective.

Scudder High Income Opportunity Fund and Scudder Income Fund are each a diversified series of Scudder Portfolio Trust, a Massachusetts business trust established under a Declaration of Trust dated November 3, 1987, as amended. On November 4, 1987, the par value of the shares of beneficial interest was changed from no par value to $0.01 par value per share. Scudder High Income Opportunity Fund changed its name from Scudder High-Yield Opportunity Fund on November 11, 2002. Prior to May 1, 2001, the Fund was known as Scudder High Yield Bond Fund.

Organizational Description

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, Class AARP, and Class I (for Scudder Income Fund) Shares are offered.

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The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declarations of Trust of the Trusts, as amended, (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the Declarations of Trust; (d) certain material amendments of the Declarations of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declarations of Trust, the By-laws of the Funds, or any registration of the Funds with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provide that obligations of the Trusts are not binding upon the Trustees individually but only upon the property of the Trusts, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trusts will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trusts. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declarations of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trusts or the Trusts’ Trustees. Moreover, the Declarations of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

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•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

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FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Funds, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated January 31, 2004 for Scudder Income Fund and Scudder High Income Opportunity Fund and December 31, 2003 for Scudder Short-Term Bond Fund, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

ADDITIONAL INFORMATION

The CUSIP number of Scudder Income Fund Class S is 811192-10-3.

The CUSIP number of Scudder Income Fund Class AARP is 811192-608.

The CUSIP number of Scudder High Income Opportunity Fund Class S is 811192-30-1.

The CUSIP number of Scudder High Income Opportunity Fund Class AARP is 811192-707 .

Scudder Income Fund has a fiscal year end of January 31.

Scudder High Income Opportunity Fund has a fiscal year end of January 31.

The CUSIP number of Scudder Short-Term Bond Fund, Class S is 810902-20-5.

The CUSIP number of Scudder Short-Term Bond Fund, Class AARP is 810902-262.

Scudder Short-Term Bond Fund has a fiscal year end of December 31.

This Statement of Additional Information contains the information of the Funds. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

Reference is hereby made to the Registration Statement which the Funds have filed with the SEC under the 1933 Act for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody’s Investors Service, Inc.’s - Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an

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exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC.’S - SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

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•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

•	Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY’S INVESTORS SERVICE, INC.’S - MUNICIPAL SHORT-TERM RATINGS

MIG. Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

STANDARD & POOR’S RATINGS SERVICES - CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

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B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES - SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

71

FITCH INVESTORS SERVICE, INC. - BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

72

FITCH INVESTORS SERVICE, INC. - SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

73

Scudder Fixed Income Fund

Scudder Short Duration Fund

Scudder High Income Plus Fund

Annual Report to Shareholders

October 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The funds invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Investors in the funds should be able to withstand fluctuations in the fixed income markets. The yield and value of the funds change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. Scudder High Income Plus Fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Please read a fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

Scudder Fixed Income Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R, Institutional Class and Investment Class are not subject to sales charges.

Returns and rankings during all periods shown for Class A, R and Institutional Class and during the 3-year, 5-year, 10-year and Life of Class periods for Class B, C and Investment Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 28, 2002 and for Class R shares prior to its inception on October 1, 2003 are derived from the historical performance of Institutional Class shares of the Scudder Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04

Scudder Fixed Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	6.17%	5.27%	7.60%	7.53%
Class B	5.37%	4.48%	6.79%	6.73%
Class C	5.40%	4.49%	6.80%	6.73%
Class R	6.00%	5.02%	7.33%	7.25%
Institutional Class	6.43%	5.54%	7.88%	7.81%
Lehman Brothers Aggregate Bond Index+	5.53%	5.44%	7.58%	7.76%

Scudder Fixed Income Fund	1-Year	3-Year	5-Year	Life of Class*
Investment Class	6.20%	5.34%	7.65%	6.56%
Lehman Brothers Aggregate Bond Index+	5.53%	5.44%	7.58%	6.71%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

*	Investment Class commenced operations on February 11, 1998. Index returns begin February 28, 1998.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Net Asset Value:
10/31/04	$11.08	$11.07	$11.08	$11.06	$11.12	$11.08
10/31/03	$10.96	$10.96	$10.96	$10.95	$10.99	$10.96
Distribution Information:
Twelve Months:
Income Dividends as of 10/31/04	$.46	$.39	$.38	$.47	$.39	$.48
Capital Gains Distributions as of 10/31/04	$.08	$.08	$.08	$.08	$.08	$.08
October Income Dividend	$.0399	$.0335	$.0280	$.0290	$.0335	$.0311
SEC 30-day Yield++ as of 10/31/04	3.54%	2.97%	2.96%	3.72%	3.33%	3.95%
Current Annualized Distribution Rate++ as of 10/31/04	4.24%	3.56%	2.98%	3.09%	3.55%	3.30%

++	Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2004, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 3.45%, 2.97%, 2.96%, 3.72%, 3.33% and 3.87% for Class A,B,C, Investment Class, Class R and Institutional Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 4.15%, 3.56%, 2.98%, 3.09%, 3.54%, and 3.22% for Class A, B, C, Investment Class, Class R and Institutional Class, respectively, had certain expenses not been reduced.

Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 10/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	33	of	449	8
3-Year	61	of	357	18
5-Year	30	of	257	12
10-Year	15	of	120	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐ Scudder Fixed Income Fund — Class A

☐ Lehman Brothers Aggregate Bond Index+

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04

Scudder Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000 Average annual total return	$10,139 1.39%	$11,140 3.67%	$13,774 6.61%	$19,738 7.04%

Class B	Growth of $10,000 Average annual total return	$10,237 2.37%	$11,206 3.87%	$13,792 6.64%	$19,173 6.73%

Class C	Growth of $10,000 Average annual total return	$10,540 5.40%	$11,408 4.49%	$13,896 6.80%	$19,178 6.73%

Class R	Growth of $10,000 Average annual total return	$10,600 6.00%	$11,584 5.02%	$14,245 7.33%	$20,138 7.25%

Lehman Brothers Aggregate Bond Index+	Growth of $10,000 Average annual total return	$10,553 5.53%	$11,722 5.44%	$14,410 7.58%	$21,112 7.76%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment

☐ Scudder Fixed Income Fund — Institutional Class

☐ Lehman Brothers Aggregate Bond Index+

Yearly periods ended October 31

Comparative Results as of 10/31/04

Scudder Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000 Average annual total return	$1,064,300 6.43%	$1,175,500 5.54%	$1,461,000 7.88%	$2,120,900 7.81%

Lehman Brothers Aggregate Bond Index+	Growth of $1,000,000 Average annual total return	$1,055,300 5.53%	$1,172,200 5.44%	$1,441,000 7.58%	$2,111,200 7.76%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

Scudder Fixed Income Fund		1-Year	3-Year	5-Year	Life of Class*
Investment Class	Growth of $10,000 Average annual total return	$10,620 6.20%	$11,688 5.34%	$14,458 7.65%	$15,318 6.56%

Lehman Brothers Aggregate Bond Index+	Growth of $10,000 Average annual total return	$10,553 5.53%	$11,722 5.44%	$14,410 7.58%	$15,423 6.71%

The growth of $10,000 is cumulative.

*	Investment Class commenced operations on February 11, 1998. Index returns begin February 28, 1998.
+	Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Short Duration Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of the Scudder Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04

Scudder Short Duration Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	2.68%	3.27%	4.84%	5.28%
Class B	2.04%	2.57%	4.10%	4.52%
Class C	2.03%	2.53%	4.08%	4.51%
Institutional Class	2.74%	3.41%	5.03%	5.52%
Merrill Lynch 1-3 Year US Treasury Index+	1.73%	2.87%	5.06%	5.64%
Blended Index++	1.73%	1.76%	3.39%	4.43%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

*	The Fund commenced operations on March 13, 1995. Index returns begin March 31, 1995.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:
10/31/04	$10.06	$10.06	$10.05	$10.07
10/31/03	$10.07	$10.07	$10.06	$10.07
Distribution Information:
Twelve Months:
Income Dividends as of 10/31/04	$.27	$.20	$.20	$.26
Capital Gains Distributions as of 10/31/04	$.01	$.01	$.01	$.01
October Income Dividend	$.0243	$.0193	$.0192	$.0241
SEC 30-day Yield+++ as of 10/31/04	2.91%	2.39%	2.39%	2.99%
Current Annualized Distribution Rate+++ as of 10/31/04	2.84%	2.26%	2.25%	2.82%

+++	Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2004, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 2.10%, 1.41%, 1.41% and 2.43% for Class A,B,C and Institutional Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 2.03%, 1.28%, 1.27% and 2.26% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced.

Institutional Class Lipper Rankings — Short Investment Grade Debt Funds Category as of 10/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	24	of	192	13
3-Year	21	of	126	17
5-Year	35	of	96	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐ Scudder Short Duration Fund — Class A

☐ Merrill Lynch 1-3 Year US Treasury Index+

☐ Blended Index++

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charges) as of 10/31/04

Scudder Short Duration Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000 Average annual total return	$9,986 -.14%	$10,710 2.31%	$12,318 4.26%	$15,974 4.98%

Class B	Growth of $10,000 Average annual total return	$9,904 -.96%	$10,592 1.94%	$12,125 3.93%	$15,308 4.52%

Class C	Growth of $10,000 Average annual total return	$10,203 2.03%	$10,779 2.53%	$12,213 4.08%	$15,293 4.51%

Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000 Average annual total return	$10,173 1.73%	$10,886 2.87%	$12,797 5.06%	$16,912 5.64%

Blended Index++	Growth of $10,000 Average annual total return	$10,173 1.73%	$10,537 1.76%	$11,816 3.39%	$15,144 4.43%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on March 13, 1995. Index returns begin March 31, 1995.

Growth of an Assumed $1,000,000 Investment

☐ Scudder Short Duration Fund — Institutional Class

☐ Merrill Lynch 1-3 Year US Treasury Index+

☐ Blended Index++

Yearly periods ended October 31

Comparative Results as of 10/31/04

Scudder Short Duration Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000 Average annual total return	$1,027,400 2.74%	$1,105,900 3.41%	$1,278,300 5.03%	$1,677,300 5.52%

Merrill Lynch 1-3 Year US Treasury Index+	Growth of $1,000,000 Average annual total return	$1,017,300 1.73%	$1,088,600 2.87%	$1,279,700 5.06%	$1,691,200 5.64%

Blended Index++	Growth of $1,000,000 Average annual total return	$1,017,300 1.73%	$1,053,700 1.76%	$1,181,600 3.39%	$1,514,400 4.43%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

*	The Fund commenced operations on March 13, 1995. Index returns begin March 31, 1995.
+	Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++	The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the fund’s former benchmark) from the Fund’s inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the fund’s historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the U.S. Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.

Scudder High Income Plus Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Shareholders of the Investment Class and Institutional Class redeeming shares held less than 180 days will have a lower total return due to the effect of the 2% redemption fee.

Average Annual Total Returns as of 10/31/04

Scudder High Income Plus Fund	1-Year	3-Year	5-Year	Life of Class(a)	Life of Class(b)	Life of Class(c)
Investment Class	12.86%	11.99%	7.59%	8.81%	—	—
Institutional Class	13.27%	12.23%	7.83%	—	7.00%	—
Premier Class	13.25%	12.38%	—	—	—	9.35%
CS First Boston High Yield Index+	12.96%	14.06%	8.13%	7.23%	5.84%	10.49%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

[a]	Investment Class commenced operations on September 15, 1998. Index returns begin September 30, 1998.
[b]	The Fund commenced operations on March 16, 1998. Index returns begin March 31, 1998.
[c]	Premier Class commenced operations on October 31, 2000. Index returns begin October 31, 2000.

Net Asset Value and Distribution Information

	Investment Class	Institutional Class	Premier Class
Net Asset Value:
10/31/04	$7.76	$7.75	$7.74
10/31/03	$7.42	$7.42	$7.41
Distribution Information:
Twelve Months:
Income Dividends as of 10/31/04	$.59	$.61	$.61
October Income Dividend	$.0477	$.0493	$.0506
SEC 30-day Yield++ as of 10/31/04	6.95%	7.24%	7.50%
Current Annualized Distribution Rate++ as of 10/31/04	7.24%	7.49%	7.70%

++	Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2004, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 6.77%, 6.91% and 7.18% for the Investment Class, Institutional Class and Premier Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 7.06%, 7.16% and 7.38%, for the Investment Class, Institutional Class and Premier Class respectively, had certain expenses not been reduced.

Institutional Class Lipper Rankings — High Current Yield Funds Category as of 10/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	419	9
3-Year	80	of	347	23
5-Year	24	of	275	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment

☐ Scudder High Income Plus Fund — Institutional Class

☐ CS First Boston High Yield Index+

Yearly periods ended October 31

Comparative Results as of 10/31/04

Scudder High Income Plus Fund		1-Year	3-Year	5-Year	Life of Class(a)
Institutional Class	Growth of $1,000,000 Average annual total return	$1,132,700 13.27%	$1,413,700 12.23%	$1,457,800 7.83%	$1,565,300 7.00%

CS First Boston High Yield Index+	Growth of $1,000,000 Average annual total return	$1,129,600 12.96%	$1,484,000 14.06%	$1,478,100 8.13%	$1,453,000 5.84%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

[a]	The Fund commenced operations on March 16, 1998. Index returns begin March 31, 1998.

Scudder High Income Plus Fund		1-Year	3-Year	5-Year	Life of Class(b)
Investment Class	Growth of $10,000 Average annual total return	$11,286 12.86%	$14,046 11.99%	$14,417 7.59%	$16,768 8.81%

CS First Boston High Yield Index+	Growth of $10,000 Average annual total return	$11,296 12.96%	$14,840 14.06%	$14,781 8.13%	$15,289 7.23%

The growth of $10,000 is cumulative.

[b]	Investment Class commenced operations on September 15, 1998. Index returns begin September 30, 1998.

Comparative Results as of 10/31/04

Scudder High Income Plus Fund		1-Year	3-Year	Life of Class(c)
Premier Class	Growth of $5,000,000 Average annual total return	$5,662,500 13.25%	$7,095,500 12.38%	$7,145,000 9.35%

CS First Boston High Yield Index+	Growth of $5,000,000 Average annual total return	$5,648,000 12.96%	$7,420,000 14.06%	$7,447,500 10.49%

The growth of $5,000,000 is cumulative.

The minimum investment for Premier Class shares is $5,000,000.

c	Premier Class commenced operations on October 31, 2000. Index returns begin October 31, 2000.
+	CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, R and Institutional Class of the Fixed Income Fund and all classes of the Short Duration Fund and High Income Plus Fund limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Scudder Fixed Income Fund

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004

Actual Fund Return	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Beginning Account Value 5/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/04	$1,041.80	$1,036.80	$1,037.50	$1,041.30	$1,040.20	$1,043.30
Expenses Paid per $1,000*	$4.10	$8.11	$7.83	$3.95	$5.37	$2.82

Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Beginning Account Value 5/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/04	$1,021.19	$1,017.25	$1,017.52	$1,021.34	$1,019.94	$1,022.45
Expenses Paid per $1,000*	$4.05	$8.03	$7.75	$3.91	$5.31	$2.79

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Scudder Fixed Income Fund	.80%	1.58%	1.52%	.77%	1.04%	.55%

For more information, please refer to the Fund’s prospectus.

Scudder Short Duration Fund

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004

Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 5/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/04	$1,014.50	$1,010.30	$1,011.10	$1,014.10
Expenses Paid per $1,000*	$2.79	$5.82	$5.81	$2.78

Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 5/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/04	$1,022.43	$1,019.42	$1,019.42	$1,022.44
Expenses Paid per $1,000*	$2.80	$5.84	$5.84	$2.79

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Short Duration Fund	.55%	1.15%	1.15%	.55%

For more information, please refer to the Fund’s prospectus.

Scudder High Income Plus Fund

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004

Actual Fund Return	Investment Class	Institutional Class	Premier Class
Beginning Account Value 5/1/04	$1,000	$1,000	$1,000
Ending Account Value 10/31/04	$1,068.00	$1,069.00	$1,068.30
Expenses Paid per $1,000*	$4.00	$2.92	$2.58

Hypothetical 5% Fund Return	Investment Class	Institutional Class	Premier Class
Beginning Account Value 5/1/04	$1,000	$1,000	$1,000
Ending Account Value 10/31/04	$1,021.34	$1,022.38	$1,022.71
Expenses Paid per $1,000*	$3.91	$2.86	$2.53

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Investment Class	Institutional Class	Premier Class
Scudder High Income Plus Fund	.77%	.56%	.50%

For more information, please refer to the Fund’s prospectus.

Portfolio Management Review

Scudder Domestic Fixed Income Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the Scudder domestic fixed income funds. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Scudder Fixed Income Fund and Scudder Short Duration Fund

Gary W. Bartlett, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the Fixed and Short Duration Fixed Income Funds.

Joined Deutsche Asset Management in 1992.

Began investment career in 1983.

MBA, Drexel University.

Warren S. Davis

Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

Joined Deutsche Asset Management in 1995.

Began investment career in 1986.

MBA, Drexel University.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

Joined Deutsche Asset Management in 1995.

Began investment career in 1985.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

Joined Deutsche Asset Management in 1997.

Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

Began investment career in 1980.

MBA, University of Chicago.

William T. Lissenden

Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

Joined Deutsche Asset Management in 2002.

Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

MBA, Baruch College.

Daniel R. Taylor, CFA

Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

Joined Deutsche Asset Management in 1998.

Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1993 to 1998.

Began investment career in 1993.

Timothy C. Vile, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

Joined Deutsche Asset Management in 1991.

Prior to that, portfolio manager for fixed income portfolios at Equitable Capital Management.

Began investment career in 1986.

Scudder High Income Plus Fund

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Manager of the High Income Plus Fund.

Joined Deutsche Asset Management in March 1998 and the fund in 2002.

Prior to that, investment analyst, Phoenix Investment Partners from 1997 to 1998. Prior to that, credit officer, asset-based lending group at Fleet Bank from 1995 to 1997.

Scudder Fixed Income Fund and Scudder Short Duration Fund

Gary Bartlett serves as lead portfolio manager of Scudder Fixed Income Fund and Scudder Short Duration Fund. He is assisted by an extensive team of portfolio co-managers. In the following interview, the team discusses the funds’ performance and the recent market environment for the annual period ended October 31, 2004.

Q: How did the bond market perform?

A: The bond market continued to surprise many investors over the past year. On one hand, the Federal Reserve Board increased short-term interest rates by 75 basis points (a basis point is a hundredth of a percentage point) to 1.75%. Still, Treasury yields, as measured by the 10-year note, fell by about 30 basis points over the 12 months ended October 31, 2004. The recent 12-month period was characterized by bouts of significant volatility in the Treasury market. The market was surprised several times by unanticipated instances of both strength and weakness of economic news, particularly regarding employment growth. As a result, rates fell, rose, and then fell again during the first ten months of 2004 and the Treasury yield curve flattened significantly. Ten-year Treasuries had a range of about 120 basis points and the relationship between two- and ten-year Treasuries flattened by about 100 basis points over the recent 12-month period.

Bond market performance was better than many had anticipated. The Lehman Aggregate Bond Index,1 the broadest measure of the US fixed income markets, returned 5.53% for the 12 months ended October 31, 2004, while Treasury bonds returned 4.97% over the same period. Market sectors that typically offer somewhat higher yields than Treasuries all outperformed benchmark Treasuries on a total return basis during the period. Treasuries only outperformed other market segments during the second quarter of 2004 — a period when rates rose and the bond market had negative returns on an absolute basis. In 2004, asset-backed securities (ABS) have been the best-performing part of the market as compared with equal-duration Treasuries. This outperformance follows a solid performance year for the sector in 2003. Single-family mortgage-backed securities, a sector which suffered several bouts of underperformance in 2003, have outperformed all other sectors but ABS so far in 2004. Corporate bonds continued to perform well as yields improved along with credit quality throughout the year. Despite renewed accounting concerns at Fannie Mae, government agency securities outperformed Treasuries this year.

[1]	The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did Scudder Fixed Income Fund and Scudder Short Duration Fund perform for the annual period ended October 31, 2004?

A: For the period, Scudder Fixed Income Fund Class A shares returned 6.17%. (Returns are unadjusted for sales charges, which, if included, would have reduced performance. Past performance is no guarantee of future results.) The average fund in the Lipper Intermediate Investment Grade Debt Funds category delivered 4.86% and the Lehman Aggregate Bond Index, the fund’s benchmark, returned 5.53%.2 (Please see pages 3 through 6 for performance of other share classes.)

[2]	The Lipper Intermediate Investment Grade Debt Funds category includes funds that invest primarily in investment-grade debt issues (rated in the top 4 grades) with dollar-weighted average maturities of 5 to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Intermediate Investment Grade Debt Funds category.

The Scudder Short Duration Fund Class A Shares returned 2.68%, as compared with 1.89% for the average Lipper Short Investment Grade Debt Fund and 1.73% for the Merrill Lynch 1-3 Year Treasury Index, the fund’s benchmark.3 (Returns are unadjusted for sales charges, which, if included, would have reduced performance. Past performance is no guarantee of future results.) (Please see pages 7 through 10 for performance of other share classes.)

Q: What factors contributed to or detracted from the funds’ performance?

A: The funds continued to benefit from an overweight position in corporate bonds, a sector which outperformed equal-duration Treasuries, for the period.4 An overweight in utilities, the best-performing sub-sector among corporates, aided performance as did selective investments within banking, telecom and insurance. Overweight positions among asset-backed securities also aided performance. However, investments within the cable-media sector detracted from performance during the period. A concentration in structured securities (specifically, collateralized mortgage obligations) within the single-family mortgage-backed sector was a slight drag on performance, as pass-through spreads tightened in periods of low prepayment volatility.

[3]	The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category.

The Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years. Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[4]	“Overweight” means a fund holds a higher weighting in a given sector than the benchmark index; “underweight” means a fund holds a lower weighting than the benchmark.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder High Income Plus Fund

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Plus Fund’s strategy and the market environment during the 12-month period ended October 31, 2004.

Q: How did the high-yield bond market perform during the period?

A: Continuing the trend that has been in place since late 2002, high-yield bonds provided both positive absolute returns and strong relative performance during the past year. High yield was the best-performing area within the bond market for the period, reflecting the continued improvement in the fundamentals of the asset class. The CS First Boston High Yield Index — the fund’s benchmark — returned 12.96%, strongly ahead of the 5.53% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

[1]	The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum 1 year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range. Index returns assume reinvestment of all distributions. It is not possible to invest directly into an index.

Despite concerns about rising interest rates, higher commodity prices, the US presidential election and geopolitical tensions, the high-yield market performed well during the period, as the positive underpinnings of the market remained in place. Helped by a stronger US economy and low interest rates, high-yield companies continued to improve their financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower rates. Another key factor supporting the asset class was the continued decline in defaults. At the end of October 2004, Moody’s 12-month rolling default rate stood at 2.4% compared with 6.0% at the end of October 2003.2 Recovery rates also improved.3 In addition, the ratio of rating upgrades to downgrades improved significantly.4 This number stood at approximately 1.2 for the quarter ended September 30, 2004 — another indication of the market’s improved fundamentals.

[2]	Source: Moody’s Investors Service.
[3]	The recovery rate is the amount investors recover when a bond defaults.
[4]	Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.
[5]	The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

These favorable fundamental trends were reflected in the compression of the high-yield market’s yield spread versus Treasuries.5 Declining yield spreads indicate that the market perceived less risk in the asset class than at the start of the period. At the end of October, the spread stood at 408 basis points (4.08 percentage points), versus 440 basis points six months earlier and 536 basis points one year ago.

Q: How did the fund perform?

A: The total return of the fund’s Institutional Class shares for the 12 months ended October 31, 2004, was 13.27%. (Past performance is no guarantee of future results. Please see pages 11 through 14 for complete performance information.)

The fund slightly outperformed the 12.96% return of the CS First Boston High Yield Index, and substantially outperformed the 11.03% average return of the 419 funds in Lipper’s High Current Yield Funds category.6 For the one-year, three-year and five-year periods, the fund’s Institutional Class shares have finished in the top 9%, 23% and 9%, respectively, of the Lipper peer group.7

[6]	Lipper’s High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues.
[7]	The fund ranked 37, 80 and 24 for the 1-year, 3-year and 5-year periods as of October 31, 2004. There were 419, 347 and 275 funds, respectively, in Lipper’s High Current Yield Funds category. Source: Lipper Inc. as of October 31, 2004. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.
[8]	“Overweight” means a fund holds a higher weighting in a given sector or security than the benchmark index; “underweight” means a fund holds a lower weighting than the benchmark

Q: How did individual security selection affect performance?

A: Adding to performance was security selection and overweight positions in ARCO, Dex Media East LLC/Financial, Geo Specialty Chemicals, Inc., Georgia-Pacific Corp., Petro Stopping Centers and Equistar Chemicals LP.8 (As of October 31, 2004, the position in Equistar Chemicals LP was sold.) The bond prices of the chemical companies ARCO, Geo Specialty and Equistar rallied from undervalued levels following favorable indications of improved demand and pricing in the chemical sector. Dex Media, a diversified media company that has been a consistently strong performer over past quarters, was also a positive contributor to performance for the period. Georgia Pacific, a paper and pulp company, continued to gain as the company has been selling assets and paying down debt. The fund has maintained an overweight in this credit for some time, and it has continued to add value. Georgia Pacific and Dex Media are two of the portfolio’s largest holdings. The bonds of Petro Stopping Centers, a truck stop service company, also added to performance. The fund benefited first from having the company’s existing bonds called at a premium, and second from the newly issued bonds trading up in value. Overseas holdings such as ISPAT Europe Group SA, a steel company, and Fage Dairy, a Greek food and dairy company, also helped performance.

Securities that detracted from performance for the period include Dobson Communications Corp., Oxford Automotive, Paxson Communications Corp. Avondale Mills, Inc.; underweights in Revlon Consumer Products Corp. and FINOVA Group, Inc. also hurt performance. Dobson Communications — a wireless company in which the fund holds an overweight position — reported lower-than-expected financial results during the period, which caused the bonds’ to drift lower in price. We have since pared back the fund’s position in Dobson to a smaller overweight position. Oxford Automotive, an auto parts supplier, filed for bankruptcy protection during the period. Although we did not anticipate this corporate action, we have since added to the position at lower levels and intend to hold the bonds until they reach what we believe is their intrinsic value. The preferred securities of Paxson Communications, a broadcasting television company, dropped in price amid investor concerns over liquidity and the company’s ability to sell itself, or assets, at favorable levels. Avondale Mills, a textile company, also detracted from results. The company’s bond prices traded lower on weaker retail demand and increased global competition in the textile industry. An underweight early in the period in FINOVA, a financial services company whose bonds gained in price, was a detractor as well. We have since added to the fund’s position in FINOVA and at the end of the fiscal year maintained an overweight in the credit.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: Keeping on course with our strategy, we continued to find good relative-value opportunities in securities in the middle quality spectrum. During the past fiscal year, CCC/split CCC, split B and B-rated securities were the best-performing quality segments, returning 17.77%, 14.25% and 13.03%, respectively.9 As a result, the portfolio’s overweight in these credit quality areas was a positive contributor to performance. Also adding to return was our underweight in higher quality securities (those rated BB and above) which, as a group, returned 11.16% for the period. Distressed (CC, C and defaulted) securities underperformed the market, returning 12.70%. The fund’s underweight in this credit quality segment added to performance.

[9]	A split-rated bond is one that is rated differently by two different agencies. For example, a bond rated Ba1 (the highest junk level) by Moody’s Investors Service and triple-B-minus (the lowest investment-grade level) by Standard & Poor’s is said to be “split-rated”.

Q: What is your view on the current state of the high-yield market?

A: We believe that the fundamentals of the asset class remain strong for the mid-term as economic activity is robust and defaults should remain low. While valuations are no longer cheap, we believe they are still fair given this outlook. However, the volatility of the market could increase depending on the direction of interest rates or developments in the geopolitical arena. Still, it is important to keep in mind that the high-yield market is cyclical, and the cyclical undercurrent of improved credit conditions remains in place—a positive for the asset class. High yield cycles tend to last a number of years, and although rising interest rates may cause yield spreads to increase at some point, we would not expect this to occur in a meaningful way in the near term.

Given our positive outlook for the asset class as a whole, we intend to remain modestly aggressive, and believe we can add value over the long term through individual security selection. For the time being, we intend to maintain an overweight in higher-yielding securities, although we anticipate that a number of those credits will be upgraded. Fundamental security analysis and diversification remain essential as a means of mitigating risk.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Scudder Fixed Income Fund

Asset Allocation	10/31/04	10/31/03
Collateralized Mortgage Obligations	30%	25%
Corporate Bonds	23%	28%
Asset Backed	10%	14%
Foreign Bonds — US$ Denominated	9%	7%
Commercial and Non-Agency Mortgage Backed Securities	7%	—
US Government Backed	6%	7%
US Government Agency Sponsored Pass-Throughs	6%	13%
Municipal Investments	6%	6%
Cash Equivalents	2%	—
Government National Mortgage Association	1%	—

	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	10/31/04	10/31/03
Financials	49%	45%
Utilities	16%	21%
Energy	12%	6%
Telecommunication Services	8%	4%
Consumer Discretionary	7%	9%
Health Care	5%	4%
Industrials	3%	8%
Consumer Staples	—	3%

	100%	100%

Quality	10/31/04	10/31/03
US Government and Agencies	43%	41%
AAA*	24%	26%
AA	4%	3%
A	14%	15%
BBB	14%	15%
BB	1%	—

	100%	100%

*	Includes cash equivalents

Effective Maturity	10/31/04	10/31/03
Under 1 year	13%	7%
1 < 5 years	40%	47%
5 < 10 years	23%	29%
10 < 15 years	12%	7%
15 years or greater	12%	10%

	100%	100%

Weighted average effective maturity: 7.25 years and 6.96 years, respectively.

Asset allocation, corporate bond diversification, quality and effective maturity are subject to change.

The ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund’s credit quality does not remove market risk.

For more complete details about the Fund’s investment portfolio, see page 35. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Scudder Short Duration Fund

Asset Allocation (Excludes Securities Lending Collateral)	10/31/04	10/31/03
Collateralized Mortgage Obligations	23%	37%
Corporate Bonds	23%	15%
Asset Backed	20%	26%
Commercial and Non-Agency Mortgage Backed Securities	12%	—
US Government Backed	6%	8%
Municipal Investments	6%	4%
Foreign Bonds — US$ Denominated	3%	2%
US Government Agency Sponsored Pass-Throughs	3%	4%
Cash Equivalents	2%	4%
Government National Mortgage Association	1%	—
US Government Sponsored Agencies	1%	—

	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03
Financials	57%	45%
Utilities	18%	21%
Consumer Discretionary	7%	9%
Telecommunication Services	5%	4%
Industrials	5%	8%
Health Care	5%	4%
Energy	3%	6%
Consumer Staples	—	3%

	100%	100%

Quality (Excludes Securities Lending Collateral)	10/31/04	10/31/03
US Government and Agencies	34%	41%
AAA*	39%	37%
AA	1%	1%
A	15%	7%
BBB	11%	14%

	100%	100%

*	Includes cash equivalents

Effective Maturity	10/31/04	10/31/03
Under 1 year	22%	26%
1 < 5 years	71%	71%
5 < 10 years	7%	3%

	100%	100%

Weighted average effective maturity: 2.44 years and 2.01 years, respectively.

Asset allocation, corporate bond diversification, quality and effective maturity are subject to change.

The ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund’s credit quality does not remove market risk.

For more complete details about the Fund’s investment portfolio, see page 44. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Scudder High Income Plus Fund

Asset Allocation (Excludes Securities Lending Collateral)	10/31/04	10/31/03
Corporate Bonds	71%	78%
Foreign Bonds — US$ Denominated	19%	14%
Cash Equivalents	5%	3%
Foreign Bonds — Non US$ Denominated	3%	1%
Convertible Bonds	1%	2%
Preferred Stocks	1%	1%
US Government Backed	—	1%

	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03
Consumer Discretionary	26%	29%
Industrials	16%	17%
Materials	15%	14%
Telecommunication Services	13%	11%
Financials	9%	6%
Energy	7%	11%
Utilities	6%	6%
Consumer Staples	4%	3%
Health Care	3%	3%
Information Technology	1%	—

	100%	100%

Quality (Excludes Securities Lending Collateral)	10/31/04	10/31/03
A*	3%	1%
BBB	2%	3%
BB	27%	30%
B	50%	54%
CCC	15%	12%
CC	3%	—

	100%	100%

*	Includes cash equivalents

Effective Maturity	10/31/04	10/31/03
Under 1 year	7%	3%
1 < 5 years	42%	27%
5 < 10 years	41%	60%
10 < 15 years	2%	4%
15 years or greater	8%	6%

	100%	100%

Weighted average effective maturity: 6.17 years and 7.39 years, respectively.

Asset allocation, corporate bond diversification, quality and effective maturity are subject to change.

The ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund’s credit quality does not remove market risk.

For more complete details about the Fund’s investment portfolio, see page 52. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

Scudder Fixed Income Fund	Principal Amount ($)	Value ($)
Corporate Bonds 22.5%
Consumer Discretionary 1.6%
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	3,230,000	3,962,890
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	5,997,000	7,055,543
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	2,655,000	2,735,343
General Motors Corp., 8.375%, 7/15/2033	875,000	910,514
Time Warner, Inc., 7.57%, 2/1/2024	1,755,000	2,036,937

		16,701,227

Energy 2.6%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	2,740,000	3,275,547
Consumers Energy Co., 144A, 5.0%, 2/15/2012	4,415,000	4,511,702
Duke Capital LLC, 4.302%, 5/18/2006	4,800,000	4,882,512
Enterprise Products Operating LP, 7.5%, 2/1/2011	4,479,000	5,138,268
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	6,105,000	6,536,562
Pemex Project Funding Master Trust, 144A, 3.18%*, 6/15/2010	3,640,000	3,701,880

		28,046,471

Financials 11.0%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	11,480,000	13,391,741
American General Finance Corp., 2.75%, 6/15/2008	3,450,000	3,338,399
American General Institutional Capital, 144A, 8.125%, 3/15/2046	7,915,000	10,405,661
BFC Finance Corp., 7.375%, 12/1/2017	6,500,000	7,528,820
Capital One Bank:
4.875%, 5/15/2008	885,000	919,010
5.75%, 9/15/2010	190,000	203,043
Farm Credit Bank of Texas, 7.561%, 11/29/2049	5,720,000	5,960,297
Florida Windstorm, 144A, 6.85%, 8/25/2007	5,790,000	6,315,582
Ford Motor Credit Co.:
5.8%, 1/12/2009	6,240,000	6,437,496
6.875%, 2/1/2006	10,039,000	10,437,307
General Motors Acceptance Corp.:
5.625%, 5/15/2009	1,565,000	1,580,321
6.75%, 1/15/2006	7,710,000	7,979,326
6.875%, 9/15/2011	2,161,000	2,249,569
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	3,598,000	3,565,327
HSBC Bank USA, 5.875%, 11/1/2034	2,685,000	2,694,301
Merrill Lynch & Co., Inc., Series C, 5.45%, 7/15/2014	5,193,000	5,423,278
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	4,850,000	5,041,046
PLC Trust:
Series 2003-1, 144A, 2.709%, 3/31/2006	4,003,865	4,000,902
Series 2003, 144A, 3.748%, 6/1/2013	2,711,869	2,669,347
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,815,000	1,789,634
Republic New York Corp., 5.875%, 10/15/2008	4,745,000	5,093,164
Westfield Capital Corp., 144A, 5.125%, 11/15/2014	11,950,000	11,973,924

		118,997,495

Health Care 1.1%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	9,955,000	11,570,020

Industrials 0.7%
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	2,786,564	3,081,884
Auburn Hills Trust, 12.375%, 5/1/2020	463,000	716,127
BAE System 2001 Asset Trust, “B”, Series 2001, 144A, 7.156%, 12/15/2011	3,933,721	4,250,952

		8,048,963

Materials 0.1%
Weyerhaeuser Co., 7.375%, 3/15/2032	965,000	1,125,665

Telecommunication Services 1.9%
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	4,120,000	4,425,951
BellSouth Corp., 5.2%, 9/15/2014	6,470,000	6,600,235
SBC Communications, Inc., 5.1%, 9/15/2014	9,170,000	9,233,777

		20,259,963

Utilities 3.5%
American Electric Power Co., Inc., 6.125%, 5/15/2006	6,680,000	6,992,110
Cleveland Electric Illumination, 7.43%, 11/1/2009	7,587,000	8,721,272
Consolidated Natural Gas Co., 6.0%, 10/15/2010	2,000,000	2,179,512
Consumers Energy Co., Series F, 4.0%, 5/15/2010	6,415,000	6,331,598
Eastern Energy Ltd., 144A, Series AMBO, 6.75%, 12/1/2006	8,060,000	8,652,547
Xcel Energy, Inc., 7.0%, 12/1/2010	4,464,000	5,089,638

		37,966,677

Total Corporate Bonds (Cost $231,147,718)		242,716,481

Foreign Bonds — US$ Denominated 8.9%
America Movil SA de CV, Series L, 144A, 5.75%, 1/15/2015	2,995,000	2,983,290
Arcel Finance Ltd., 144A, 5.984%, 2/1/2009	4,398,382	4,595,606
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	10,410,000	12,182,094
Deutsche Telekom International Finance BV:
8.0%, 6/15/2010	5,135,000	6,186,437
8.75%, 6/15/2030	5,367,000	7,082,100
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	13,640,000	13,715,375
Mizuho Financial Group, 8.375%, 12/29/2049	9,385,000	10,228,711
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	2,025,000	2,505,938
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	4,710,000	4,667,685
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	1,835,000	2,114,637
Tyco International Group SA:
6.75%, 2/15/2011	9,419,000	10,652,974
6.875%, 1/15/2029	3,330,000	3,782,640
7.0%, 6/15/2028	1,660,000	1,897,908
United Mexican States:
Series A, 6.75%, 9/27/2034	2,830,000	2,766,325
8.375%, 1/14/2011	1,050,000	1,239,000
8.625%, 3/12/2008	8,650,000	9,912,900

Total Foreign Bonds — US$ Denominated (Cost $92,608,668)		96,513,620

Asset Backed 9.5%
Automobile Receivables 2.4%
AmeriCredit Automobile Receivables Trust, “A4”, Sereis 2002-A, 4.61%, 1/12/2009	600,000	609,309
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	10,165,000	10,173,697
“A4”, Series 2002-2, 4.3%, 3/15/2010	5,345,000	5,379,612
“C”, Series 2002-4, 4.56%, 11/16/2009	2,206,898	2,219,439
“B”, Series 2002-2, 4.67%, 3/15/2010	1,844,811	1,824,846
“B”, Series 2002-1, 5.37%, 1/15/2010	1,689,884	1,710,854
Ryder Vehicle Lease Trust, “A5”, Series 1999-A, 7.13%, 10/16/2006	3,413,209	3,482,001

		25,399,758

Credit Card Receivables 0.1%
MBNA Credit Card Master Note Trust, “A2”, Series 2004-A2, 2.02%*, 7/15/2013	665,000	664,958

Home Equity Loans 6.4%
Asset Backed Securities Corp. Home Equity, “A”, Series 2003-HE2, 144A, 7.0%, 4/17/2033	633,602	636,771
Countrywide Asset-Backed Certificates:
“2AV2”, Series 2004-7, 2.283%*, 5/25/2033	4,000,000	4,005,625
“NOTE”, Series 2003-BC3N, 144A, 8.0%, 9/25/2033	2,962,035	2,975,920
Countrywide Home Equity Loan Trust:
“NOTE”, Series 2004-C, 2.09%*, 1/15/2034	8,058,763	8,042,647
“A2”, Series 2004-0, 2.15%*, 2/15/2034	16,135,000	16,119,873
First Franklin NIM Trust, “NOTE”, Series 2004-FF6A, 144A, 5.75%, 7/25/2034	4,085,370	4,090,477
Green Tree Home Improvement Loan Trust:
“HIBI”, Series 1998-D, 7.7%, 6/15/2029	8,037,000	8,126,344
“HIBN1”, Series 1998-E, 7.79%, 2/15/2015	4,665,000	4,694,887
“B1”, Series 1999-E, 10.34%, 3/15/2015	5,938,000	6,179,719
Greenpoint Home Equity Loan Trust, “A”, Series 2004-4, 2.15%*, 8/15/2030	7,367,839	7,367,413
Park Place Securities NIM Trust, “A”, Series 2004-MCW1, 144A, 4.458%, 9/25/2034	5,240,000	5,240,000
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	1,420,707	1,494,421
Saxon Net Interest Margin Trust, “A”, Series 2003-A, 144A, 6.656%, 8/26/2033	512,184	512,184

		69,486,281

Manufactured Housing Receivables 0.6%
Access Financial Manufacturing HSG Contract Trust, “A3”, Series 1995-1, 7.1%, 5/15/2021	118,911	120,593
Green Tree Financial Corp., “A4”, Series 1996-2, 7.2%, 4/15/2027	1,886,200	1,986,131
Vanderbilt Mortgage Finance:
“A2”, Series 2001-C, 4.235%, 8/7/2014	2,937,864	2,947,603
“A3”, Series 2000-C, 7.55%, 7/7/2017	1,591,495	1,610,429

		6,664,756

Miscellaneous 0.0%
Heller Equipment Asset Receivables Trust, “A4”, Series 1999-2, 6.79%, 3/14/2007	96,947	97,062

Total Asset Backed (Cost $101,037,587)		102,312,815

US Government Sponsored Agencies 0.4%
Federal National Mortgage Association, 5.78%, 10/1/2008 (Cost $5,163,733)	4,800,508	5,100,891

US Government Agency Sponsored Pass-Throughs 5.8%
Federal Home Loan Bank:
5.5%, 1/1/2034	3,579,902	3,650,626
7.5% with various maturities from 2/1/2010 until 12/1/2010	372,711	383,852
Federal National Mortgage Association:
4.5% with various maturities from 9/1/2018 until 5/1/2033 (d)	4,432,796	4,364,064
5.0% with various maturities from 2/1/2018 until 3/1/2034 (d)	13,749,172	13,897,609
5.5% with various maturities from 3/1/2018 until 5/1/2034	17,418,192	17,816,593
5.79%, 3/1/2009	5,060,952	5,399,345
6.0% with various maturities from 6/1/2016 until 6/1/2032	6,836,073	7,171,092
6.08%, 9/1/2008	4,840,022	5,199,294
6.5% with various maturities from 10/1/2033 until 12/1/2033	783,350	824,428
7.13%, 1/1/2012	1,873,000	1,996,003
7.5% with various maturities from 10/1/2011 until 8/1/2013	1,371,428	1,459,287
9.0%, 11/1/2030	412,431	454,411

Total US Government Agency Sponsored Pass-Throughs (Cost $61,884,023)		62,616,604

Commercial and Non-Agency Mortgage-Backed Securities 6.7%
Chase Commercial Mortgage Securities Corp., Series 1996-2, 6.9%, 11/19/2028	474,952	496,154
Citigroup Mortgage Loan Trust, Inc., “1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	6,639,926	6,885,390
Countrywide Alternative Loan Trust, “1A1”, Series 2004-J1, 6.0%, 2/25/2034	2,697,890	2,749,254
Countrywide Home Loans, “3A1”, Series 2002-12, 6.0%, 8/25/2017	2,250,877	2,247,562
GMAC Commercial Mortgage Securities, Inc., “A3”, Series 1997-C1, 6.869%, 7/15/2029	7,003,529	7,536,852
JP Morgan Chase Commercial Mortgage Securities, “A3”, Series 2002-CIB4, 6.162%, 5/12/2034	5,801,000	6,421,132
JP Morgan Commercial Mortgage Finance Corp., “A3”, Series 1997-C5, 7.088%, 9/15/2029	751,154	808,096
LB Commercial Conduit Mortgage Trust, “A2”, Series 1998-C1, 6.4%, 2/18/2030	365,425	370,312
Master ABS NIM Trust, “NOTE” Series 2003-WMC1, 144A, 8.34%, 5/26/2033	397,136	397,322
Master Adjustable Rate Mortgage Trust, “3A4”, Series 2003-3, 4.626%, 9/25/2033	13,519,000	13,790,385
Master Alternative Loan Trust:
“3A1”, Series 2004-5, 6.5%, 6/25/2034	1,025,394	1,068,010
“8A1”, Series 2004-3, 7.0%, 4/25/2034	3,181,962	3,315,696
Master Asset Securitization Trust, “8A1”, Series 2003-6, 5.5%, 7/25/2033	2,683,334	2,701,124
Morgan Stanley Capital I, “C”, Series 1997-ALIC, 6.84%, 1/15/2028	5,490,000	5,645,588
Mortgage Capital Funding, Inc., “A3”, Series 1997-MC1, 7.288%, 7/20/2027	1,673,061	1,744,205
NYC Mortgage Loan Trust, “A3”, Series 1996, 144A, 6.75%, 9/25/2019	7,065,000	7,901,072
Washington Mutual, “4A”, Series 2004-CB2, 6.5%, 8/25/2034	4,612,338	4,858,573
Washington Mutual Mortgage Securities Corp., “1A7”, Series 2003-MS8, 5.5%, 5/25/2033	3,185,018	3,206,517

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $70,352,546)		72,143,244

Collateralized Mortgage Obligations 30.5%
Fannie Mae Whole Loan:
“3A2B”, Series 2003-W10, 3.056%, 7/25/2037	6,075,000	6,040,558
“1A3”, Series 2004-W1, 4.49%, 11/25/2043	5,365,000	5,438,529
“2A”, Series 2002-W1, 7.5%, 2/25/2042	4,389,753	4,738,903
“5A”, Series 2004-W2, 7.5%, 3/25/2044	3,945,557	4,278,464
Federal Home Loan Mortgage Corp.:
“AU”, Series 2759, 3.5%, 5/15/2019	5,465,000	5,499,228
“PA”, Series 2786, 3.5%, 10/15/2010	5,575,000	5,612,642
“XR”, Series 2707, 4.0%, 5/15/2016	7,440,000	7,509,130
“LC”, Series 2682, 4.5%, 7/15/2032	15,525,000	14,974,260
“TG”, Series 2690, 4.5%, 4/15/2032	8,123,000	7,836,602
“WH”, Series 2557, 4.5%, 8/15/2009	7,677,044	7,766,231
“HG”, Series 2543, 4.75%, 9/15/2028	6,370,841	6,448,802
“AJ”, Series 2849, 5.0%, 5/15/2018	5,100,000	5,292,175
“EG”, Series 2836, 5.0%, 12/15/2032	10,616,000	10,584,873
“JD”, Series 2778, 5.0%, 12/15/2032	9,255,000	9,201,064
“OL”, Series 2840, 5.0%, 11/15/2022	8,915,000	9,211,009
“PD”, Series 2783, 5.0%, 1/15/2033	5,970,000	5,893,154
“PD”, Series 2844, 5.0%, 12/15/2032	10,565,000	10,534,024
“QK”, Series 2513, 5.0%, 8/15/2028	1,880,589	1,885,218
“TE”, Series 2780, 5.0%, 1/15/2033	7,635,000	7,620,439
“YD”, Series 2737, 5.0%, 8/15/2032	6,402,056	6,394,653
“PE”, Series 2378, 5.5%, 11/15/2016	9,260,000	9,719,182
“PE”, Series 2405, 6.0%, 1/15/2017	7,178,000	7,586,954
“YB”, Series 2205, 6.0%, 5/15/2029	1,065,177	1,096,198
“3A”, Series T-41, 7.5%, 7/25/2032	9,848,735	10,679,545

Federal National Mortgage Association:
“A2”, Series 2003-63, 2.34%, 7/25/2044	2,408,476	2,405,490
“TD”, Series 2003-87, 3.5%, 4/25/2011	10,500,000	10,523,032
“QT”, Series 2002-70, 3.655%, 12/25/2021	798,902	800,106
“2A3”, Series 2001-4, 4.16%, 6/25/2042	5,577,749	5,614,428
“AY”, Series 2004-45, 4.5%, 12/25/2018	7,339,759	7,425,461
“GD”, Series 2004-8, 4.5%, 10/25/2032	10,983,000	10,672,642
“NE”, Series 2004-52, 4.5%, 7/25/2033	5,242,000	5,042,262
“QG”, Series 2004-29, 4.5%, 12/25/2032	5,535,000	5,328,662
“UK”, Series 2003-9, 4.5%, 11/25/2016	3,600,573	3,611,537
“WB”, Series 2003-106, 4.5%, 10/25/2015	1,786,000	1,835,221
“A2”, Series 2002-W10, 4.7%, 8/25/2042	880,940	880,128
“A2”, Series 2002-W9, 4.7%, 8/25/2042	116,653	116,623
“2A3”, Series 2003-W15, 4.71%, 8/25/2043	11,000,000	11,062,091
“1A3”, Series 2003-W18, 4.732%, 8/25/2043	6,110,000	6,160,422
“KY”, Series 2002-55, 4.75%, 4/25/2028	1,299,840	1,299,370
“J”, Series 1998-36, 6.0%, 7/18/2028	7,992,724	8,213,215
“PQ”, Series 2001-64, 6.0%, 11/25/2016	1,024,000	1,084,891
“A2”, Series 1998-M1, 6.25%, 1/25/2008	6,094,356	6,511,550
“A2”, Series 1998-M6, 6.32%, 8/15/2008	17,659,672	19,013,897
“GV”, Series 1998-46, 6.5%, 5/18/2009	585,356	584,816
“1A2”, Series 2003-W3, 7.0%, 8/25/2042	2,887,356	3,084,057
“A2”, Series 2002-T16, Grantor Trust, 7.0%, 7/25/2042	8,508,791	9,088,452
“A2”, Series 2002-T19 Grantor Trust, 7.0%, 7/25/2042	2,069,162	2,210,124
“A2”, Series 2002-T4, 7.0%, 12/25/2041	8,528,336	9,109,329
FHLMC Structured Pass Through Securities, “1A2”, Series T-59, 7.0%, 10/25/2043	4,052,175	4,329,497
Government National Mortgage Association:
“GD”, Series 2004-26, 5.0%, 11/16/2032	5,024,000	5,020,659
“PA”, Series 2003-89, 5.5%, 12/20/2023	9,194,961	9,382,856
“VK”, Series 2002-41, 6.0%, 6/20/2018	5,890,800	6,118,788

Total Collateralized Mortgage Obligations (Cost $323,579,918)		328,371,443

Municipal Investments 5.9%
Allegheny County, PA, Public Housing Revenue, Residential Finance Authority Mortgage Revenue, Series F, Zero Coupon, 8/1/2028	3,590,000	673,484
Arkansas, Industrial Development Revenue, Series A, Zero Coupon, 7/10/2014 (b)	410,000	243,589
Atlanta, GA, Public Housing Revenue, Urban Residential Finance Authority, 11.09%, 4/1/2022	895,000	897,837
Baltimore, MD, Core City General Obligation, Series B, 8.7%, 10/15/2015 (b)	1,535,000	1,655,482
Belmont, CA, Multi Family Housing Revenue, Redevelopment Agency Tax Allocation, 7.55%, 8/1/2011 (b)	735,000	785,994
California, Single Family Housing Revenue, Housing Finance Agency, Single Family Mortgage:
Series A-1, 7.9%, 8/1/2007 (b)	810,000	813,337
Series A-1, 8.24%, 8/1/2014 (b)	140,000	140,654
Contra Costa County, CA, Multi-Family Housing Revenue, Willow Pass Apartments, Series D, 6.8%, 12/1/2015	1,625,000	1,727,310
Fulton, MO, General Obligation, 7.5%, 7/1/2007 (b)	375,000	403,601

Hoboken, NJ, Other General Obligation:
Series B, 4.76%, 2/1/2011 (b)	360,000	367,927
Series B, 4.96%, 2/1/2012 (b)	3,250,000	3,332,745
Series B, 5.12%, 2/1/2013 (b)	3,415,000	3,519,499
Series B, 5.33%, 2/1/2018 (b)	2,285,000	2,368,928
Lake Mills, IA, Hospital & Healthcare Revenue, Investors Limited, First Mortgage:
Series 1995, 7.85%, 11/1/2004	410,000	410,000
Series 1995, 7.9%, 11/1/2005	450,000	460,107
Series 1995, 8.0%, 11/1/2006	590,000	603,452
Series 1995, 8.0%, 11/1/2007	610,000	623,274
Mississippi, Single Family Housing Revenue, Home Corp. Single Family, 7.75%, 7/1/2024	1,131,336	1,143,362
New Mexico, Mortgage Finance Authority, Series 1997-C, 7.43%, 7/1/2029	590,000	604,343
New York, Multi-Family Housing Revenue, Housing Finance Agency, Series C, 8.11%, 11/15/2038	2,435,000	2,657,535
New York City, NY, Higher Education Revenue, Industrial Development Agency, Civic Facilities, Series B, 8.1%, 9/1/2006 (b)	410,000	419,947
North Miami, FL, Project Revenue, Special Obligation:
6.85%, 7/1/2005 (b)	210,000	216,241
7.0%, 1/1/2008 (b)	135,000	150,803
Oklahoma County, OK, Single Family Housing Revenue, Home Finance Authority, Single Family, Series B, Zero Coupon, 7/1/2012	225,000	103,995
Oregon, School District General Obligation, School Board, Series A, Zero Coupon, 6/30/2017 (b)	18,350,000	9,400,155
Reeves County, TX, County (GO) Lease, Certificate of Participation, Series IBC, 7.25%, 6/1/2011 (b)	3,005,000	3,143,110
Sand Creek Associates Ltd., ID, Multi-Family Housing Revenue, Limited Partnership, Multi-Family Housing, 8.25%, 12/1/2018	3,050,000	3,058,784
Sedgwick & Shawnee County, KS, Single Family Revenue, Series B, 8.375%, 6/1/2018	545,000	547,529
Southwestern, IL, Development Authority Sports Facility Revenue, Gateway International Motorsports:
9.2%, 2/1/2013	1,844,000	2,229,765
9.25%, 2/1/2017	1,639,000	2,106,311
Texas, Multi Family Housing Revenue, Housing & Community Affairs Multi-Family, 6.85%, 12/1/2020 (b)	1,500,000	1,618,830
Union City, NJ, Core City General Obligation, 6.25%, 1/1/2033 (b)	10,360,000	11,367,303
West Virginia, State General Obligation, Jobs Inventory Trust Board:
Series A, Zero Coupon, 1/22/2012	1,800,000	1,211,274
Series C, Zero Coupon, 7/31/2013	4,000,000	2,414,960
Series D, Zero Coupon, 7/31/2013	2,000,000	1,228,200
Series A, Zero Coupon, 6/12/2013	2,000,000	1,223,440

Total Municipal Investments (Cost $60,569,076)		63,873,107

Government National Mortgage Association 0.7%
Government National Mortgage Association, 6.0% with various maturities from 1/15/2034 until 7/20/2034 (Cost $7,591,834)	7,391,607	7,688,679

US Government Backed 6.5%
US Treasury Bond:
6.0%, 2/15/2026	36,254,000	41,843,642
7.25%, 5/15/2016	14,962,000	18,980,703
US Treasury Note:
1.5%, 3/31/2006	3,165,000	3,127,786
3.125%, 10/15/2008	6,306,000	6,319,798

Total US Government Backed (Cost $67,989,451)		70,271,929

	Shares	Value ($)
Cash Equivalent 2.1%
Scudder Cash Management QP Trust, 1.80% (c) (Cost $23,030,118)	23,030,118	23,030,118

Scudder Fixed Income Fund	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,044,954,672) (a)	99.5	1,074,638,931
Other Assets and Liabilities, Net	0.5	5,884,346

Net Assets	100.0	1,080,523,277

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2004.
(a)	The cost for federal income tax purposes was $1,045,912,195. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $28,726,736. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,817,018 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,090,282.
(b)	Bond is insured by one of these companies:

		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.2
FGIC	Financial Guaranty Insurance Company	1.0
FSA	Financial Security Assurance	0.1
MBIA	Municipal Bond Investors Assurance	2.4

(c)	Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Bank, FHLMC, Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Scudder Short Duration Fund	Principal Amount ($)	Value ($)
Corporate Bonds 23.2%
Consumer Discretionary 1.6%
Comcast Cable Communications, Inc., 6.2%, 11/15/2008	530,000	577,971
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	1,596,000	1,877,713
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	460,000	473,920

		2,929,604

Energy 0.8%
Duke Capital LLC, 4.331%, 11/16/2006	775,000	789,201
Pemex Project Funding Master Trust, 144A, 3.18%*, 6/15/2010	645,000	655,965

		1,445,166

Financials 13.3%
American General Finance Corp.:
2.75%, 6/15/2008	2,827,000	2,735,552
Series I, 3.875%, 10/1/2009	1,615,000	1,602,556
Bellsouth Capital Funding Co., 5.375%, 12/22/2008	1,845,000	1,939,457
Berkshire Hathaway Finance Corp., 144A, 3.4%, 7/2/2007	1,890,000	1,904,107
Capital One Bank, 4.875%, 5/15/2008	180,000	186,917
Florida Windstorm, 144A, 6.85%, 8/25/2007	2,000,000	2,181,548
Ford Motor Credit Co., 6.875%, 2/1/2006	4,871,000	5,064,262
General Electric Capital Corp., 2.8%, 1/15/2007	1,415,000	1,408,739
General Motors Acceptance Corp., 6.75%, 1/15/2006	5,005,000	5,179,835
HSBC Bank USA, 3.875%, 9/15/2009	1,265,000	1,268,062
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	1,380,643	1,379,621
PNC Funding Corp., 6.875%, 7/15/2007	165,000	180,232

		25,030,888

Health Care 1.0%
UnitedHealth Group, Inc., 3.375%, 8/15/2007	1,940,000	1,932,995

Industrials 1.1%
BAE System 2001 Asset Trust, “B”, Series 2001, 144A, 7.156%, 12/15/2011	1,938,654	2,094,995

Telecommunication Services 1.2%
SBC Communications, Inc., 4.125%, 9/15/2009	1,600,000	1,607,998
Tele-Communications, Inc., 7.25%, 8/1/2005	709,000	730,699

		2,338,697

Utilities 4.2%
American Electric Power Co., Inc., 6.125%, 5/15/2006	700,000	732,706
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	180,000	197,318
Cinergy Global Resources, Inc., 144A, 6.2%, 11/3/2008	650,000	706,381
Commonwealth Edison Co., 8.375%, 10/15/2006	1,030,000	1,134,261
DTE Energy Co., Series A, 6.65%, 4/15/2009	771,000	852,190
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	635,000	671,736
Northeast Utilities, Series B, 3.3%, 6/1/2008	885,000	866,251
PacifiCorp, 6.75%, 4/1/2005	170,000	172,709
PSI Energy, Inc., 7.85%, 10/15/2007	1,085,000	1,215,487
Public Service New Mexico, 4.4%, 9/15/2008	650,000	657,435
Xcel Energy, Inc., 3.4%, 7/1/2008	725,000	716,858

		7,923,332

Total Corporate Bonds (Cost $43,716,899)		43,695,677

Foreign Bonds — US$ Denominated 3.1%
Arcel Finance Ltd., 144A, 5.984%, 2/1/2009	418,935	437,720
Deutsche Telekom International Finance BV, 8.5%, 6/15/2010	1,770,000	2,132,423
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	635,000	687,159
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	995,000	1,047,476
Tyco International Group SA, 6.75%, 2/15/2011	550,000	622,055
United Mexican States, 8.625%, 3/12/2008	772,000	884,712

Total Foreign Bonds — US$ Denominated (Cost $5,824,087)		5,811,545

Asset Backed 20.1%
Automobile Receivables 6.6%
AmeriCredit Automobile Receivables Trust:
“A3”, Series 2002-1, 4.23%, 10/6/2006	580,246	582,282
“A4”, Series 2001-B, 5.37%, 6/12/2008	589,053	597,662
Credit Acceptance Auto Dealer Loan Trust, “A”, Series 2004-1, 144A, 2.53%, 8/17/2009	1,915,000	1,912,232
Daimler Chrysler Auto Trust, “A4”, Series 2002-A, 4.49%, 10/6/2008	2,175,000	2,202,266
Drive Auto Receivables Trust, “A3”, Series 2004-1, 144A, 3.5%, 8/15/2008	1,045,000	1,054,470
Honda Auto Receivables Owner Trust, “A3”, Series 2003-3, 2.14%, 4/23/2007	1,650,000	1,644,114
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	1,160,000	1,160,993
“A4”, Series 2002-3, 3.57%, 8/17/2009	1,770,000	1,777,178
“B”, Series 2002-2, 4.67%, 3/15/2010	322,936	319,441
“A4”, Series 2001-4, 4.92%, 8/15/2007	322,262	325,333
“B”, Series 2002-1, 5.37%, 1/15/2010	292,176	295,802
Ryder Vehicle Lease Trust, “A5”, Series 1999-A, 7.13%, 10/16/2006	492,859	502,792

		12,374,565

Credit Card Receivables 3.1%
Chase Credit Card Master Trust, “B”, Series 2003-6, 2.22%*, 2/15/2011	1,755,000	1,765,919
Citibank Credit Card Issuance Trust, “B1”, Series 2004-B1, 2.13%*, 5/20/2011	2,320,000	2,316,804
MBNA Credit Card Master Note Trust, “A4”, Series 2003-A4, 2.09%*, 9/17/2012	1,750,000	1,758,111

		5,840,834

Home Equity Loans 9.4%
Advanta Mortgage Loan Trust, “A6”, Series 2000-2, 7.72%, 3/25/2015	104,803	110,593
Argent NIM Trust, “A”, Series 2004-WN2, 144A, 4.55%, 4/25/2034	682,235	680,824
Asset Backed Securities Corp. Home Equity, “A”, Series 2003-HE2, 144A, 7.0%, 4/17/2033	103,049	103,564
Centex Home Equity:
“A6”, Series 2000-C, 7.54%, 10/25/2030	542,334	561,236
“A6”, Series 2000-B, 7.97%, 7/25/2031	923,402	955,496
Chase Funding, “NOTE” Series 2004-1A, 144A, 3.75%, 3/27/2035	555,490	551,375
Chase Funding Mortgage Loan, “2A2”, Series 2004-1, 2.163%*, 12/25/2033	3,125,000	3,124,857
Conseco Finance, “A2”, Series 2002-B, 5.31%, 5/15/2033	5,621	5,627
Countrywide Asset-Backed Certificates, “NOTE” Series 2003-BC3N, 144A, 8.0%, 9/25/2033	369,722	371,455
Countrywide Home Equity Loan Trust:
“NOTE”, Series 2004-C, 2.09%*, 1/15/2034	1,701,777	1,698,373
“2A”, Series 2004-E, 2.13%*, 6/15/2029	805,867	804,827
Green Tree Home Improvement Loan Trust, “HIBN1”, Series 1998-E, 7.79%, 2/15/2015	300,000	301,922
Park Place Securities NIM Trust, “A”, Series 2004-MHQ1, 144A, 2.487%, 12/25/2034	1,070,000	1,070,000
Renaissance NIM Trust:
“A”, Series 2004-A, 144A, 4.45%, 6/25/2034	789,707	789,214
Series 2004-C, 144A, 4.458%, 12/25/2034	1,391,683	1,391,683
Residential Asset Mortgage Products, Inc.:
“A2”, 2003-RZ5, 3.18%, 3/25/2027	1,910,000	1,904,543
“A3”, Series 2003-RZ5, 3.8%, 7/25/2030	1,260,000	1,262,056
Saxon Net Interest Margin Trust, “A”, Series 2003-A, 144A, 6.656%, 8/26/2033	646,068	646,068
Southern Pacific Secured Assets Corp., “A8”, Series 1998-2, 6.37%, 7/25/2029	1,228,545	1,227,123

		17,560,836

Manufactured Housing Receivables 0.2%
Greenpoint Manufactured Housing, “A3”, Series 1999-5, 7.33%, 8/15/2020	384,246	389,309
Oakwood Mortgage Investors, Inc., “A2”, Series 1999-A, 5.89%, 4/15/2029	9,685	9,445

		398,754

Miscellaneous 0.8%
CNH Equipment Trust, “A4”, Series 2001-B, 4.45%, 4/16/2007	1,545,612	1,551,850
Heller Equipment Asset Receivables Trust, “A4”, Series 1999-2, 6.79%, 3/14/2007	8,132	8,141

		1,559,991

Total Asset Backed (Cost $37,969,166)		37,734,980

US Government Sponsored Agencies 1.1%
Federal Home Loan Mortgage Corp., 2.875%, 12/15/2006 (Cost $2,002,987)	1,995,000	1,996,778

US Government Agency Sponsored Pass-Throughs 2.7%
Federal Home Loan Mortgage Corp.:
4.0%, 11/15/2022	380,000	383,737
5.5% with various maturities from 1/1/2008 until 3/1/2010	649,847	668,210
6.0% with various maturities from 10/1/2008 until 11/1/2009	180,037	184,874
7.0%, 3/1/2013	378,976	402,358
7.2%, 10/1/2006	1,591,213	1,697,625
Federal National Mortgage Association:
5.889%, 3/1/2009	334,181	358,436
5.934%, 1/1/2009	69,311	74,417
6.0% with various maturities from 6/1/2009 until 2/1/2010	770,021	801,145
6.88%, 9/1/2005	111,283	112,925
7.5%, 2/1/2033	127,320	133,841
8.0%, 4/1/2007	102,186	105,935
8.5%, 10/1/2010	98,906	102,625

Total US Government Agency Sponsored Pass-Throughs (Cost $5,085,152)		5,026,128

Commercial and Non-Agency Mortgage-Backed Securities 12.2%
Bank of America Mortgage Securities, “2A6”, Series 2004-G, 4.657%*, 8/25/2034	1,900,000	1,944,857
Cendant Mortgage Corp., “A6”, Series 2003-1, 5.5%, 2/25/2033	698,008	706,698
Citigroup Mortgage Loan Trust, Inc., “1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	1,487,455	1,542,444
Countrywide Alternative Loan Trust:
“3A1”, Series 2004-J2, 3.5%, 4/25/2034	2,958,648	2,962,217
“1A1”, Series 2004-J1, 6.0%, 2/25/2034	415,593	423,505
Countrywide Home Loans, “1A7”, Series 2003-1, 4.5%, 3/25/2033	148,732	149,606
CS First Boston Mortgage Securities Corp., “A1”, Series 1999-C1, 6.91%, 9/15/2041	1,656,438	1,766,436
DLJ Mortgage Acceptance Corp., “A1B”, Series 1997-CF2, 144A, 6.82%, 10/15/2030	812,936	874,409
First Horizon Asset Securities, Inc., “2A1”, Series 2002-6, 5.75%, 10/25/2017	190,084	190,172
GS Mortgage Securities Corp. II, “A1”, Series 1998-C1, 6.06%, 10/18/2030	863,113	882,399
JP Morgan Commercial Mortgage Finance Corp., “A3”, Series 1997-C5, 7.088%, 9/15/2029	198,981	214,065
Master ABS NIM Trust, “NOTE” Series 2003-WMC1, 144A, 8.34%, 5/26/2033	170,201	170,281
Mortgage Capital Funding, Inc., “A3”, Series 1997-MC1, 7.288%, 7/20/2027	1,483,376	1,546,454
Prudential Home Mortgage Securities:
“A18”, Series 1992-27, 7.5%, 9/25/2007	14,027	14,130
“A5”, Series 1992-21, 7.5%, 8/25/2007	37,462	37,414
Prudential Securities Secured Financing Corp., “A1”, Series 1999-C2, 6.955%, 6/16/2031	2,064,550	2,172,302
Residential Accredit Loans, Inc., “NB”, Series 1998-QS13, 6.5%, 9/25/2013	788,004	793,241
Residential Asset Securitization Trust, “A1”, Series 2003-A11, 4.25%, 11/25/2033	1,270,643	1,273,612
Residential Funding Mortgage Securities I, “A5”, Series 2002-S6, 6.0%, 4/25/2017	161,088	161,312
Structured Asset Securities Corp.:
“2A1”, Series 2002-6, 6.25%, 4/25/2017	368,749	373,463
“2A1”, Series 2002-3, 6.5%, 3/25/2032	88,741	89,459
Vendee Mortgage Trust, “2D”, Series 1997-3, 7.5%, 1/15/2025	94,683	94,728
Washington Mutual:
“2A1”, Series 2002-S8, 4.5%, 1/25/2018	1,606,538	1,618,858
“4A1”, Series 2002-S7, 4.5%, 11/25/2032	198,185	198,979
Wells Fargo Mortgage Backed Securities Trust:
“1A1”, Series 2003-6, 5.0%, 6/25/2018	1,205,049	1,214,385
“1A22”, Series 2003-3, 5.0%, 4/25/2033	1,509,027	1,515,343

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $22,966,351)		22,930,769

Collateralized Mortgage Obligations 22.5%
Fannie Mae, “C”, Series 1997-MS, 6.74%, 8/25/2007	865,000	933,480
Fannie Mae Whole Loan:
“3A2B”, Series 2003-W10, 3.056%, 7/25/2037	595,000	591,627
“5A”, Series 2004-W2, 7.5%, 3/25/2044	1,750,019	1,897,677
Federal Home Loan Mortgage Corp.:
“AU”, Series 2759, 3.5%, 5/15/2019	1,240,000	1,247,766
“CH”, Series 2614, 3.5%, 12/15/2010	2,596,690	2,611,909
“MH”, Series 2660, 3.5%, 5/15/2018	878,287	882,567
“OK”, Series 2707, 3.5%, 5/15/2010	1,100,000	1,107,119
“PV”, Series 2726, 3.5%, 4/15/2026	1,940,000	1,952,108
“MB”, Series 2691, 4.0%, 4/15/2022	921,000	932,157
“C”, Series 2557, 4.25%, 12/15/2010	67,949	67,907
“PB”, Series 2727, 4.25%, 4/15/2023	1,660,000	1,687,153
“DH”, Series 2688, 4.5%, 3/15/2007	535,093	535,591
“JA”, Series 2828, 4.5%, 1/15/2010	1,712,000	1,745,627
“LA”, Series 2643, 4.5%, 1/15/2011	3,209,497	3,262,426
“WH”, Series 2557, 4.5%, 8/15/2009	584,490	591,280
“HG”, Series 2543, 4.75%, 9/15/2028	389,557	394,324
“K”, Series 1364, 5.0%, 9/15/2007	851,182	859,590
“PJ”, Series 2496, 5.0%, 7/15/2012	20,751	20,743
“A”, Series 2393, 5.5%, 4/15/2030	199,546	200,918
“AC”, Series 2513, 5.5%, 3/15/2030	173,364	173,957
“UH”, Series 2497, 5.5%, 5/15/2015	455,306	458,980
“N”, Series 2141, 5.55%, 11/15/2027	1,721,060	1,749,799
“A”, Series 2470, 6.0%, 11/15/2029	115,610	115,935
“PE”, Series 2123, 6.0%, 12/15/2027	448,807	458,462
“QE”, Series 2113, 6.0%, 11/15/2027	760,000	776,409
“VA”, Series 2110, 6.2%, 5/15/2007	577,035	577,488
“I”, Series 128, 6.5%, 2/15/2021	9,680	9,693
“PG”, Series 2424, 6.5%, 9/15/2030	814,292	815,307
“VB”, Series 2369, 6.5%, 11/15/2016	1,388,388	1,393,575
“LA”, Series 1343, 8.0%, 8/15/2022	558,994	580,222
Federal National Mortgage Association:
“A2”, Series 2003-63, 2.34%, 7/25/2044	202,312	202,061
“PN”, Series 2003-58, 3.5%, 10/25/2021	1,439,000	1,445,179
“QU”, Series 2004-2, 3.5%, 11/25/2013	1,779,000	1,776,256
“PH”, Series 1993-199, 4.0%, 10/25/2023	149,153	150,505
“AY”, Series 2004-45, 4.5%, 12/25/2018	1,300,826	1,316,015
“JT”, Series 2003-6, 4.5%, 6/25/2016	483	482
“UK”, Series 2003-9, 4.5%, 11/25/2016	475,374	476,821
“2A3”, Series 2003-W15, 4.71%, 8/25/2043	2,340,000	2,353,208
“KY”, Series 2002-55, 4.75%, 4/25/2028	97,406	97,371
“1A3”, Series 2003-W19, 4.783%, 11/25/2033	1,050,000	1,064,312
“LA”, Series 2002-50, 5.0%, 12/25/2029	798,542	805,866
“PC”, Series 1997-81, 5.0%, 4/18/2027	91,548	92,101
“A”, Series 2001-M1, 5.844%, 8/25/2010	599,819	635,091
“A”, Series 2002-35, 6.0%, 12/25/2030	252,623	254,723
“G”, Series 2001-46, 6.0%, 7/25/2029	6,882	6,872
“PD”, Series 2002-12, 6.0%, 10/25/2014	341,294	342,334
“A2”, Series 1998-M6, 6.32%, 8/15/2008	1,192,661	1,284,120
“TP”, Series 2002-65, 7.0%, 3/25/2031	108,283	110,348
Government National Mortgage Association, “VH”, Series 2002-49, 6.5%, 11/20/2014	1,223,977	1,234,304

Total Collateralized Mortgage Obligations (Cost $42,817,962)		42,279,765

Municipal Investments 6.2%
Bexar County, TX, Housing Finance Corp., Multi Family Housing Revenue, Doral Club & Sutton House Apartment, Series B, 6.0%, 10/1/2005 (b)	245,000	250,093
California, Statewide Community Development Authority Revenue, Taxable-Butte County Workers Notes, 3.59%, 5/1/2008 (b)	1,508,000	1,508,286
Clayton County, GA, Housing Authority, Multi Family Housing Revenue, Southlake College, Series B, 4.75%, 12/20/2004	70,000	70,197
Elmwood Park, IL, Sales & Special Tax Revenue, 6.8%, 1/1/2005 (b)	95,000	95,367
Harris County, TX, Housing Finance Corp., Single Family Mortgage Revenue, Series A, 7.75%, 9/1/2014	95,000	95,388
Hazelwood, MO, Industrial Development Authority, Multi-Family Housing Revenue, Lakes Apartments, Series B, 7.3%, 3/20/2006	190,000	196,188
Hudson County, NJ, General Obligation, 2.5%, 3/15/2006 (b)	710,000	710,412
Los Angeles County, CA, Pension Obligation Series D, 6.92%, 6/30/2007 (b)	500,000	548,260
Mount Laurel Township, NJ, Municipal Utilities Authority System Revenue, Series B:
2.35%, 7/1/2006 (b)	840,000	833,372
2.85%, 7/1/2007 (b)	865,000	856,826
New York State, Dormitory Authority Lease Revenue, Series C, 2.24%, 7/1/2018 (b)	2,143,000	2,139,828
Oklahoma City, OK, Apartment Trust, FAA Registry Building, 8.7%, 10/1/2005	540,000	570,343
Prince Georges County, MD, Housing Authority Mortgage Revenue, FoxGlenn, Series C, 6.25%, 11/20/2004	5,000	5,009
Sedgwick & Shawnee County, KS, Single Family Revenue, Series B, 8.375%, 6/1/2018	45,000	45,209
Toms River, NJ, School District, Refunding Taxable Regional Schools:
3.286%, 7/15/2007 (b)	620,000	620,149
3.584%, 7/15/2008 (b)	630,000	631,386
Unicoi County, TN, Health Education & Housing Facilities Board, First Mortgage Revenue, Erwin Health, Series B, 6.7%, 9/20/2005	35,000	35,803
Washington, Economic Development Finance Authority, Economic Development Revenue, CSC Tacoma LLC Project, Series A, 2.0%, 10/1/2006 (b)	2,405,000	2,360,604
Willoughby, OH, Multi Family Housing Mortgage Revenue, Oak Hill, Series B, 5.5%, 9/20/2007	110,000	113,739

Total Municipal Investments (Cost $11,731,615)		11,686,459

Government National Mortgage Association 1.1%
Government National Mortgage Association, 6.5%, 8/20/2034 (Cost $2,168,344)	2,060,796	2,174,472

US Government Backed 6.0%
US Treasury Note:
1.5%, 3/31/2006	2,230,000	2,203,780
3.125%, 10/15/2008 (d)	8,764,000	8,783,176
4.625%, 5/15/2006	340,000	351,435

Total US Government Backed (Cost $11,317,737)		11,338,391

	Shares	Value ($)
Securities Lending Collateral 5.5%
Daily Assets Fund Institutional, 1.80%, (e) (f) (Cost $10,325,000)	10,325,000	10,325,000

Cash Equivalent 1.6%
Scudder Cash Management QP Trust, 1.80% (c) (Cost $3,080,057)	3,080,057	3,080,057

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $199,005,357) (a)	105.3	198,080,021
Other Assets and Liabilities, Net	(5.3)	(9,950,913)

Net Assets	100.0	188,129,108

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2004.
(a)	The cost for federal income tax purposes was $199,023,291. At October 31, 2004, net unrealized depreciation for all securities based on tax cost was $943,270. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $410,058 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,353,328.
(b)	Bond is insured by one of these companies:

		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.8
FGIC	Financial Guaranty Insurance Company	1.1
FSA	Federal Security Assurance	0.6
MBIA	Municipal Bond Investors Assurance	2.8

(c)	Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	All or a portion of these securities were on loan. The value of all securities loaned at October 31, 2004 amounted to $8,783,176, which is 4.7% of net assets.
(e)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Scudder High Income Plus Fund	Principal Amount ($)(b)	Value ($)
Corporate Bonds 70.5%
Consumer Discretionary 18.0%
Adesa, Inc., 7.625%, 6/15/2012	166,000	173,470
Advertising Directory Solution, 144A, 9.25%, 11/15/2012	175,000	182,656
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	380,000	364,800
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	286,000	287,430
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	323,000	302,409
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	304,000	295,640
Cablevision Systems New York Group:
144A, 6.669%**, 4/1/2009	105,000	110,775
144A, 8.0%, 4/15/2012	109,000	117,175
Caesars Entertainment, Inc., 9.375%, 2/15/2007	103,000	115,103
Carrols Corp., 9.5%, 12/1/2008	213,000	219,656
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75 to 5/15/2011	775,000	497,575
9.625%, 11/15/2009	585,000	473,850
10.25%, 9/15/2010	907,000	943,280
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	388,000	416,130
CSC Holdings, Inc., 7.875%, 12/15/2007	355,000	382,512
Denny’s Corp/Holdings, Inc., 144A, 10.0%, 10/1/2012	141,000	146,288
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,089,000	1,353,082
DIMON, Inc.:
7.75%, 6/1/2013	82,000	81,590
Series B, 9.625%, 10/15/2011	873,000	931,927
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	103,000	106,219
Series B, 9.0%, 5/1/2009	30,000	28,005
Series D, 9.0%, 5/1/2009	227,000	217,352
EchoStar DBS Corp.:
6.375%, 10/1/2011	119,000	123,314
144A, 6.625%, 10/1/2014	160,000	163,600
EPL Intermediate, Inc., 144A, Step-up Coupon, 0% to 3/15/2009, 12.50% to 03/15/2010	155,000	99,975
Foot Locker, Inc., 8.5%, 1/15/2022	109,000	116,630
Friendly Ice Cream Corp., 8.375%, 6/15/2012	341,000	325,655
General Motors Corp., 8.25%, 7/15/2023	216,000	225,007
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	60,000	50,100
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	319,000	246,428
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	299,000	278,818
Jacobs Entertainment Co., 11.875%, 2/1/2009	546,000	622,440
Kellwood Co., 7.625%, 10/15/2017	63,000	69,517
Levi Strauss & Co.:
7.0%, 11/1/2006	250,000	244,687
12.25%, 12/15/2012	189,000	195,143
LIN Television Corp., 6.5%, 5/15/2013	16,000	16,480
Mediacom LLC, 9.5%, 1/15/2013	570,000	558,600
MGM MIRAGE, 8.375%, 2/1/2011 (e)	514,000	579,535
NCL Corp., 144A, 10.625%, 7/15/2014	279,000	290,160
Norcraft Holdings/Capital, 144A, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	312,000	229,320
Paxson Communications Corp., 10.75%, 7/15/2008	233,000	234,748
PEI Holding, Inc., 11.0%, 3/15/2010	307,000	356,504
Petro Stopping Centers, 9.0%, 2/15/2012	483,000	516,810
Premier Entertainment Biloxi LLC\Finance, 10.75%, 2/1/2012	259,000	275,835

PRIMEDIA, Inc.:
144A, 7.086%**, 5/15/2010	437,000	453,387
8.875%, 5/15/2011	207,000	215,798
Remington Arms Co., Inc., 10.5%, 2/1/2011	218,000	192,930
Renaissance Media Group LLC, 10.0%, 4/15/2008	304,000	314,640
Rent-Way, Inc., 11.875%, 6/15/2010	204,000	227,460
Restaurant Co., 11.25%, 5/15/2008	373,503	375,370
Sbarro, Inc., 11.0%, 9/15/2009 (e)	296,000	280,830
Schuler Homes, Inc., 10.5%, 7/15/2011	326,000	374,900
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	680,000	714,000
8.75%, 12/15/2011	430,000	468,700
Sonic Automotive, Inc., 8.625%, 8/15/2013	453,000	479,047
Toys “R” Us, Inc.:
7.375%, 10/15/2018	559,000	519,870
7.875%, 4/15/2013	274,000	274,685
True Temper Sports, Inc., 8.375%, 9/15/2011	178,000	161,980
Trump Holdings & Funding, 12.625%, 3/15/2010	245,000	260,925
TRW Automotive, Inc., 11.0%, 2/15/2013	267,000	317,730
United Auto Group, Inc., 9.625%, 3/15/2012	326,000	362,675
Venetian Casino Resort LLC, 11.0%, 6/15/2010	223,000	256,171
VICORP Restaurants, Inc., 10.5%, 4/15/2011	147,000	147,000
Visteon Corp.:
7.0%, 3/10/2014	166,000	156,040
8.25%, 8/1/2010	317,000	329,680
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	237,000	252,405
Williams Scotsman, Inc., 9.875%, 6/1/2007	399,000	383,040
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	262,000	248,900
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	335,912	338,011
Young Broadcasting, Inc., 8.75%, 1/15/2014	459,000	445,230

		22,117,634

Consumer Staples 2.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	154,000	160,545
B&G Foods, Inc.:
8.0%, 10/1/2011	61,000	64,355
12.0%, 10/30/2016	6,000	44,760
Duane Reade, Inc., 144A, 9.75%, 8/1/2011	336,000	322,560
Gold Kist, Inc., 10.25%, 3/15/2014	123,000	137,760
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	267,000	138,840
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	135,000	137,025
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013	231,000	218,295
144A, 8.26%, 12/1/2013	103,000	97,335
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	109,000	110,090
Revlon Consumer Products Corp., 9.0%, 11/1/2006	285,000	280,725
Rite Aid Corp.:
6.875%, 8/15/2013	330,000	295,350
11.25%, 7/1/2008	403,000	439,270
Standard Commercial Corp., 8.0%, 4/15/2012	158,000	162,740
Swift & Co., 12.5%, 1/1/2010	273,000	303,712
United Agri Products, Inc., 144A, 8.25%, 12/15/2011	72,000	77,760
Wornick Co., 144A, 10.875%, 7/15/2011	279,000	301,320

		3,292,442

Energy 4.9%
Avista Corp., 9.75%, 6/1/2008	449,000	529,974
Chesapeake Energy Corp.:
6.875%, 1/15/2016	307,000	328,490
9.0%, 8/15/2012	105,000	121,012
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	340,000	345,950
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	71,000	68,692
7.125%, 5/15/2018	267,000	236,295
7.625%, 10/15/2026	57,000	49,733
144A, 9.875%, 7/15/2010	275,000	312,469
Edison Mission Energy, 7.73%, 6/15/2009	634,000	675,210
El Paso Production Holding Corp., 7.75%, 6/1/2013	403,000	420,128
Mission Energy Holding Co., 13.5%, 7/15/2008	57,000	72,248
Mission Resources Corp., 9.875%, 4/1/2011	266,000	283,290
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	380,000	385,700
ON Semiconductor Corp., 13.0%, 5/15/2008	542,000	612,460
Pride International, Inc., 144A, 7.375%, 7/15/2014	50,000	56,250
Southern Natural Gas, 8.875%, 3/15/2010	208,000	234,260
Stone Energy Corp., 8.25%, 12/15/2011	416,000	451,360
Williams Cos., Inc.:
8.125%, 3/15/2012	409,000	480,575
8.75%, 3/15/2032	248,000	281,480

		5,945,576

Financials 6.4%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	538,000	566,245
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	166,000	176,790
8.5%, 1/31/2012	37,000	39,220
AmeriCredit Corp., 9.25%, 5/1/2009	677,000	719,312
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	165,000	100,747
BF Saul REIT, 7.5%, 3/1/2014	471,000	481,598
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	212,000	219,420
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	110,278	110,278
144A, 16.0%, 5/15/2012	110,813	122,448
Dow Jones CDX, 144A, Series 3-3, 8.0%, 12/29/2009	336,000	343,980
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	437,000	461,035
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	382,000	445,454
FINOVA Group, Inc., 7.5%, 11/15/2009	1,992,200	906,451
Poster Financial Group, Inc., 8.75%, 12/1/2011	220,000	230,450
PXRE Capital Trust I, 8.85%, 2/1/2027	260,000	260,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	418,000	327,085
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	100,000	122,250
Rockwood Specialties Bank, 9.48%, 1/31/2013	939,899	939,899
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	69,000	72,450
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	424,000	354,040
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	229,000	175,185
UGS Corp., 144A, 10.0%, 6/1/2012	130,000	145,600
Universal City Development, 11.75%, 4/1/2010	467,000	544,055

		7,863,992

Health Care 2.3%
AmeriPath, Inc., 10.5%, 4/1/2013	258,000	252,840
AmerisourceBergen Corp., 7.25%, 11/15/2012	55,000	59,675
Curative Health Services, Inc., 10.75%, 5/1/2011	243,000	216,270
Encore Medical Corp., 144A, 9.75%, 10/1/2012	170,000	166,600
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	286,000	287,430
HEALTHSOUTH Corp., 10.75%, 10/1/2008	158,000	164,715
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	176,000	176,000
Interactive Health LLC, 144A, 7.25%, 4/1/2011	204,000	177,480
National Mentor, Inc., 144A, 9.625%, 12/1/2012	130,000	130,000
Tenet Healthcare Corp., 6.375%, 12/1/2011	1,335,000	1,218,188

		2,849,198

Industrials 11.1%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	223,000	240,840
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	269,000	282,450
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	871,000	803,497
American Commercial Lines LLC, 6.25%, 6/30/2006	378,000	376,346
AMI Semiconductor, Inc., 10.75%, 2/1/2013	48,000	56,280
Avondale Mills, Inc.:
144A, 9.02%, 7/1/2012	291,000	261,900
10.25%, 7/1/2013	115,000	67,850
Browning-Ferris Industries:
7.4%, 9/15/2035	86,000	73,315
9.25%, 5/1/2021	178,000	186,455
Cenveo Corp., 7.875%, 12/1/2013	223,000	215,195
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	206,000	220,420
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	582,000	622,012
Collins & Aikman Products, 10.75%, 12/31/2011	445,000	443,887
Congoleum Corp., 8.625%, 8/1/2008*	187,000	168,300
Continental Airlines, Inc., 8.0%, 12/15/2005 (e)	288,000	264,960
Cornell Cos., Inc., 144A, 10.75%, 7/1/2012	338,000	352,365
Corrections Corp. of America, 9.875%, 5/1/2009	357,000	401,625
Dana Corp.:
7.0%, 3/1/2029	453,000	443,940
9.0%, 8/15/2011	296,000	352,240

Delta Air Lines, Inc.:
7.9%, 12/15/2009	256,000	119,040
8.3%, 12/15/2029	128,000	46,080
Erico International Corp., 8.875%, 3/1/2012	187,000	195,415
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	147,000	91,140
Golden State Petroleum Transportation Co., 8.04%, 2/1/2019	232,000	236,422
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	311,000	342,878
IMCO Recycling Escrow, Inc., 144A, 9.0%, 11/15/2014	15,000	15,000
Interface, Inc., 9.5%, 2/1/2014	106,000	114,745
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	446,000	497,290
Joy Global, Inc., Series B, 8.75%, 3/15/2012	40,000	45,200
Kansas City Southern:
7.5%, 6/15/2009	363,000	377,520
9.5%, 10/1/2008	510,000	567,375
Laidlaw International, Inc., 10.75%, 6/15/2011	288,000	331,200
Meritage Homes Corp., 7.0%, 5/1/2014	231,000	237,064
Millennium America, Inc.:
7.625%, 11/15/2026	571,000	548,160
9.25%, 6/15/2008	115,000	128,225
144A, 9.25%, 6/15/2008	378,000	421,470
Motors and Gears, Inc., 10.75%, 11/15/2006	542,000	514,900
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	225,000	245,250
Samsonite Corp., 8.875%, 6/1/2011	103,000	109,695
Sea Containers Ltd., 10.5%, 5/15/2012	191,000	196,969
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	250,000	249,063
Ship Finance International Ltd., 8.5%, 12/15/2013	525,000	532,875
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	269,000	273,707
10.375%, 7/1/2012	301,000	338,625
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	194,000	224,070
Thermadyne Holdings Corp., 9.25%, 2/1/2014	225,000	213,750
United Rentals North America, Inc.:
6.5%, 2/15/2012	320,000	316,800
7.0%, 2/15/2014	88,000	81,180
7.75%, 11/15/2013	136,000	131,580
Westlake Chemical Corp., 8.75%, 7/15/2011	47,000	52,993

		13,629,558

Information Technology 1.0%
Activant Solutions, Inc., 10.5%, 6/15/2011	315,000	328,387
Itron, Inc., 144A, 7.75%, 5/15/2012	141,000	142,763
Lucent Technologies, Inc.:
6.45%, 3/15/2029	712,000	611,430
7.25%, 7/15/2006	174,000	184,440

		1,267,020

Materials 10.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	336,000	258,720
ARCO Chemical Co., 9.8%, 2/1/2020	1,350,000	1,498,500
Associated Materials, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	725,000	540,125

Boise Cascade LLC:
144A, 5.005%**, 10/15/2012	112,000	114,520
144A, 7.125%, 10/15/2014	53,000	55,322
Caraustar Industries, Inc., 9.875%, 4/1/2011	242,000	262,570
Constar International, Inc., 11.0%, 12/1/2012	210,000	200,550
Dayton Superior Corp.:
10.75%, 9/15/2008	260,000	276,900
13.0%, 6/15/2009	428,000	423,720
GEO Specialty Chemicals, Inc.:
144A, 9.25%, 12/31/2007	210,000	205,800
10.125%, 8/1/2008*	332,000	172,640
Georgia-Pacific Corp.:
8.0%, 1/15/2024	763,000	883,172
9.375%, 2/1/2013	480,000	565,200
Graham Packaging Co., Inc., 144A, 8.5%, 10/15/2012	288,000	302,400
Hercules, Inc.:
6.75%, 10/15/2029	233,000	237,660
11.125%, 11/15/2007	411,000	497,310
Hexcel Corp., 9.75%, 1/15/2009	271,000	285,227
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	382,000	441,210
Huntsman LLC, 11.625%, 10/15/2010	428,000	504,505
IMC Global, Inc., 10.875%, 8/1/2013	31,000	39,138
Intermet Corp., 9.75%, 6/15/2009*	182,000	71,890
International Steel Group, Inc., 6.5%, 4/15/2014	623,000	666,610
Itermet Corp., 144A, 1.0%, 3/31/2009	1,000,000	935,000
MMI Products, Inc., Series B, 11.25%, 4/15/2007	206,000	208,060
Neenah Corp.:
144A, 11.0%, 9/30/2010	435,000	478,500
144A, 13.0%, 9/30/2013	299,822	308,817
Omnova Solutions, Inc., 11.25%, 6/1/2010	253,000	280,830
Owens-Brockway Glass Container, 8.25%, 5/15/2013	220,000	242,000
Oxford Automotive Inc, 144A, 12.0%*, 10/15/2010	533,000	197,210
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	76,000	67,640
11.125%, 9/1/2009	307,000	330,025
13.0%, 6/1/2010	29,000	27,042
Portola Packaging, Inc., 8.25%, 2/1/2012	176,000	138,160
Radnor Holdings Corp., 11.0%, 3/15/2010	292,000	224,840
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	153,000	156,825
Tekni-Plex, Inc., 144A, 8.75%, 11/15/2013	57,000	54,364
TriMas Corp., 9.875%, 6/15/2012	703,000	720,575
United States Steel LLC, 9.75%, 5/15/2010	344,000	393,880

		13,267,457

Telecommunication Services 9.1%
AirGate PCS, Inc., 144A, 5.85%**, 10/15/2011	141,000	144,525
American Cellular Corp., Series B, 10.0%, 8/1/2011	1,143,000	960,120
American Tower Corp., 144A, 7.125%, 10/15/2012	141,000	143,468
AT&T Corp., 8.0%, 11/15/2031	204,000	236,130

Cincinnati Bell, Inc.:
7.2%, 11/29/2023	127,000	123,666
8.375%, 1/15/2014 (e)	1,092,000	1,042,860
Crown Castle International Corp., 9.375%, 8/1/2011	195,000	221,325
Dobson Cellular Systems, Inc.:
144A, 6.96%**, 11/1/2011	180,000	184,950
144A, 8.375%, 11/1/2011	130,000	134,062
Dobson Communications Corp., 8.875%, 10/1/2013	425,000	285,812
GCI, Inc., 7.25%, 2/15/2014	223,000	220,770
Insight Midwest LP, 9.75%, 10/1/2009	171,000	179,764
LCI International, Inc., 7.25%, 6/15/2007	428,000	392,690
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	128,000	110,080
MCI, Inc.:
6.688%, 5/1/2009	464,000	457,620
7.735%, 5/1/2014	901,000	868,339
Nextel Communications, Inc., 5.95%, 3/15/2014	185,000	189,163
Nextel Partners, Inc., 8.125%, 7/1/2011	248,000	271,560
Northern Telecom Capital, 7.875%, 6/15/2026	487,000	477,260
PanAmSat Corp., 144A, 9.0%, 8/15/2014	563,000	596,780
Qwest Corp., 7.25%, 9/15/2025	1,157,000	1,058,655
Qwest Services Corp.:
6.95%, 6/30/2010	283,000	283,035
144A, 13.5%, 12/15/2010	567,000	673,313
144A, 14.0%, 12/15/2014	475,000	589,000
Rural Cellular Corp., 9.875%, 2/1/2010	218,000	219,635
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	168,000	141,540
Triton PCS, Inc., 8.5%, 6/1/2013	255,000	233,962
Ubiquitel Operating Co., 9.875%, 3/1/2011	336,000	363,720
US Unwired, Inc., Series B, 10.0%, 6/15/2012	250,000	270,625
Western Wireless Corp., 9.25%, 7/15/2013	69,000	73,485

		11,147,914

Utilities 4.1%
AES Corp., 144A, 8.75%, 5/15/2013	145,000	167,474
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012	214,000	241,285
144A, 10.25%, 11/15/2007	4,000	4,600
Aquila, Inc., 11.875%, 7/1/2012	111,000	152,070
Calpine Corp.:
8.25%, 8/15/2005	239,000	233,622
144A, 8.5%, 7/15/2010	315,000	231,525
CMS Energy Corp., 8.5%, 4/15/2011	330,000	374,550
DPL, Inc., 6.875%, 9/1/2011	834,000	909,060
Illinova Corp., 11.5%, 12/15/2010	416,000	493,345
Midwest Generation LLC, 8.75%, 5/1/2034	149,000	168,743
NorthWestern Corp., 144A, 5.875%, 11/1/2014	165,000	170,156
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	1,033,000	1,137,591
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	86,000	98,040
10.0%, 10/1/2009	126,000	151,830
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	464,000	498,800

		5,032,691

Total Corporate Bonds (Cost $84,405,708)		86,413,482

Foreign Bonds — US$ Denominated 19.4%
Alestra SA de RL de CV, 8.0%, 6/30/2010	84,000	68,040
Antenna TV SA, 9.0%, 8/1/2007	218,000	220,180
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	500,000	583,750
Avecia Group PLC, 11.0%, 7/1/2009	769,000	722,860
Axtel SA, 11.0%, 12/15/2013	383,000	398,320
Biovail Corp., 7.875%, 4/1/2010	130,000	134,875
Burns Philp Capital Property, 10.75%, 2/15/2011	86,000	96,320
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (e)	586,000	360,390
Cascades, Inc., 7.25%, 2/15/2013	467,000	504,360
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	407,000	398,860
Citigroup Global (Severstal), 8.625%, 2/24/2009	57,000	56,407
Conproca SA de CV, 12.0%, 6/16/2010	248,000	314,960
Corp. Durango SA:
13.125%, 8/1/2006*	95,000	58,900
144A, 13.75%, 7/15/2009*	315,000	195,300
Cosan SA Industria E Comercio, 144A, 9.0%, 11/1/2009	108,000	109,080
CP Ships Ltd., 10.375%, 7/15/2012	316,000	364,190
Crown Euro Holdings SA, 10.875%, 3/1/2013	220,000	261,250
Dominican Republic, 144A, 9.04%, 1/23/2013	143,000	116,009
Dresdner Bank (Kyivstar), 144A, 10.375%, 8/17/2009	101,000	111,605
Eircom Funding, 8.25%, 8/15/2013	315,000	350,437
Embratel, Series B, 11.0%, 12/15/2008	285,000	317,063
Fage Dairy Industry SA, 9.0%, 2/1/2007	1,556,000	1,563,780
Federative Republic of Brazil, 8.875%, 10/14/2019	323,000	318,963
Flextronics International Ltd., 6.5%, 5/15/2013	212,000	222,600
Gaz Capital SA, 144A, 8.625%, 4/28/2034	248,000	275,900
Gazprom OAO, 144A, 9.625%, 3/1/2013	264,000	303,600
Grupo Iusacell SA de CV, Series B, 10.0%, 12/29/2049*	67,000	44,890
Grupo Posadas SA de CV, 144A, 8.75%, 10/4/2011	126,000	129,150
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	417,000	421,170
Innova S. de R.L., 9.375%, 9/19/2013	252,000	280,350
INTELSAT, 6.5%, 11/1/2013	337,000	288,989
ISPAT Inland ULC, 9.75%, 4/1/2014	378,000	459,270
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	411,000	468,540
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	530,000	593,600
LeGrand SA, 8.5%, 2/15/2025	287,000	329,333
LG Telecom Ltd., 144A, 8.25%, 7/15/2009	230,000	244,991
Luscar Coal Ltd., 9.75%, 10/15/2011	365,000	416,100
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	592,000	597,920
Mizuho Financial Group, 8.375%, 12/29/2049	229,000	249,587
Mobifon Holdings BV, 12.5%, 7/31/2010	515,000	610,275
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	220,000	224,950
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	441,000	385,875
Nortel Networks Corp., 6.875%, 9/1/2023	231,000	214,830
Nortel Networks Ltd., 6.125%, 2/15/2006	1,121,000	1,146,222
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	1,305,063	1,487,772

Republic of Argentina:
11.375%, 3/15/2010*	271,000	83,332
Series BGL5, 11.375%, 1/30/2017*	120,000	38,100
11.75%, 4/7/2009*	65,000	19,988
11.76%, 12/31/2049*	120,000	37,800
Series 2031, 12.0%, 6/19/2031*	89,040	26,578
12.375%, 2/21/2012*	174,000	53,940
Republic of Turkey:
7.25%, 3/15/2015	179,000	179,000
9.0%, 6/30/2011	115,000	127,794
9.5%, 1/15/2014	80,000	91,800
Republic of Uruguay:
7.5%, 3/15/2015	69,000	60,720
(PIK), 7.875%, 1/15/2033	99	80
Rhodia SA:
7.625%, 6/1/2010	204,000	199,920
8.875%, 6/1/2011	197,000	184,195
10.25%, 6/1/2010	111,000	120,435
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	230,000	219,650
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	130,000	107,419
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	170,000	167,450
Shaw Communications, Inc.:
Series B, 7.2%, 12/15/2011	86,000	94,600
Series B, 7.25%, 4/6/2011	187,000	205,700
Series B, 8.25%, 4/11/2010	638,000	732,105
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	162,000	168,075
Sistema Capital SA, 144A, 8.875%, 1/28/2011	52,000	53,170
Stena AB, 9.625%, 12/1/2012	111,000	125,014
Supercanal Holding SA, 11.5%, 5/15/2005*	464,000	13,920
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	611,000	464,360
Tembec Industries, Inc., 8.5%, 2/1/2011	1,096,000	1,120,660
TFM SA de CV:
10.25%, 6/15/2007	659,000	691,950
11.75%, 6/15/2009	417,000	424,297
12.5%, 6/15/2012	337,000	382,495
Vicap SA, 11.375%, 5/15/2007	113,000	114,130
Vitro Envases Norteamrca SA, 144A, 10.75%, 7/23/2011	176,000	174,240
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	283,000	273,095

Total Foreign Bonds — US$ Denominated (Cost $23,079,366)		23,777,825

Foreign Bonds — Non US$ Denominated 3.0%
Cablecom Luxembourg SCA, 144A, 9.375%, 4/15/2014 EUR	342,000	458,968
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	297,000	391,022
Huntsman International LLC, 10.125%, 7/1/2009 EUR	287,000	383,332
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	715,000	1,041,395
Mexican Fixed Rate Bonds, Series MI-10, 8.0%, 12/19/2013 MXN	4,755,000	361,756
Republic of Argentina:
8.0%, 2/26/2008* EUR	220,000	81,156
Series FEB, 8.0%, 2/26/2008* EUR	145,000	54,412
10.25%, 2/6/2049* EUR	593,098	221,620
10.5%, 11/29/2049* EUR	380,401	140,328
11.25%, 4/10/2006* EUR	177,930	69,032
12.0%, 9/19/2016* EUR	16,873	6,278
TRW Automotive, Inc., 11.75%, 2/15/2013 EUR	145,000	217,648
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	152,000	190,451

Total Foreign Bonds — Non US$ Denominated (Cost $3,183,971)		3,617,398

Asset Backed 0.1%
MMCA Automobile Trust, “B”, Series 2002-2, 4.67%, 3/15/2010 (Cost $171,166)	181,840	179,873

Convertible Bonds 0.4%
DIMON, Inc., 6.25%, 3/31/2007	410,000	384,375
HIH Capital Ltd., Series DOM, 7.5%, 9/25/2006	104,000	97,504

Total Convertible Bonds (Cost $470,660)		481,879

	Shares	Value ($)
Warrants 0.0%
Dayton Superior Corp., 144A*	620	6
McLeod USA, Inc.*	1	0
TravelCenters of America, Inc.*	2,030	10,150

Total Warrants (Cost $12,414)		10,156

Preferred Stocks 0.6%
Paxson Communications Corp., 14.25% (PIK)	56	425,600
TNP Enterprises, Inc., 14.50%, “D” (PIK)	2,200	253,000

Total Preferred Stocks (Cost $729,282)		678,600

Convertible Preferred Stock 0.4%
Hercules Trust II, 6.50% (Cost $516,420)	681	544,800

Securities Lending Collateral 2.6%
Daily Assets Fund Institutional, 1.80% (d) (f) (Cost $3,129,010)	3,129,010	3,129,010

Cash Equivalent 3.1%
Scudder Cash Management QP Trust, 1.80% (c) (Cost $3,826,275)	3,826,275	3,826,275

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $119,524,272) (a)	100.1	122,659,298
Other Assets and Liabilities, Net	(0.1)	(131,289)

Net Assets	100.0	122,528,009

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
**	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2004.
(a)	The cost for federal income tax purposes was $120,188,181. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $2,471,117. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,193,455 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,722,338.
(b)	Principal amount stated in US dollars unless otherwise noted.
(c)	Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rates shown are the annualized seven-day yield at period end.
(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2004 amounted to $3,070,251, which is 2.5% of total net assets.
(f)	Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

Currency Abbreviations
EUR	Euro
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of October 31, 2004

	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Assets
Investments:
Investments in securities, at value[a,b]	$1,051,608,813	$184,674,964	$115,704,013
Investment in Daily Assets Fund Institutional at value[c]	—	10,325,000	3,129,010
Investment in Scudder Cash Management QP Trust, at value[d]	23,030,118	3,080,057	3,826,275

Total investment in securities, at value[e]	1,074,638,931	198,080,021	122,659,298

Cash	—	170,306	32,996
Foreign currency, at value[f]	—	—	17,054
Receivable for investments sold	34,418,891	2,970,464	3,564,441
Interest receivable	9,979,937	1,136,528	2,799,821
Receivable for Fund shares sold	6,186,382	3,631,974	505,283
Unrealized appreciation on forward foreign currency exchange contract	—	—	6,508
Other assets	38,888	35,596	17,141

Total assets	1,125,263,029	206,024,889	129,602,542

Liabilities
Payable for investments purchased	34,759,159	5,627,190	3,387,138
Payable for investments purchased — mortgage dollar rolls	7,362,693	—	—
Deferred mortgage dollar roll income	32,492	—	—
Payable upon return of securities loaned	—	10,325,000	3,129,010
Payable for Fund shares redeemed	1,266,779	1,772,374	377
Dividends payable	591,373	82,855	150,065
Net payable on closed forward foreign currency exchange contracts	—	—	166,600
Unrealized depreciation on forward foreign currency exchange contracts	—	—	111,799
Accrued management fee	280,638	—	54,939
Other accrued expenses and payables	446,618	88,362	74,605

Total liabilities	44,739,752	17,895,781	7,074,533

Net assets, at value	$1,080,523,277	$188,129,108	$122,528,009

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of October 31, 2004 (continued)

	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Net Assets
Net assets consist of:
Undistributed net investment income (accumulated distributions in excess of net investment income)	(228,557)	125,183	323,062
Net unrealized appreciation (depreciation) on:
Investments	29,684,259	(925,336)	3,135,026
Foreign currency related transactions	—	—	(102,246)
Accumulated net realized gain (loss)	3,849,879	(100,935)	(33,924,660)
Paid-in capital	1,047,217,696	189,030,196	153,096,827

Net assets, at value	$1,080,523,277	$188,129,108	$122,528,009

(a)	Cost of $1,021,988,215, $185,600,300 and $112,568,987, respectively.
(b)	Including $8,783,176 of securities loaned for Scudder Short Duration Fund and $3,070,251 for Scudder High Income Plus Fund.
(c)	Represents collateral on securities loaned. Cost of none, $10,325,000 and $3,129,010, respectively.
(d)	Cost of $23,030,118, $3,080,057 and $3,826,275, respectively.
(e)	Cost of $1,045,018,333, $199,005,357 and $119,524,272, respectively.
(f)	Cost of none, none and $17,054, respectively.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of October 31, 2004 (continued)

	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Net Asset Value
Class A
Net assets applicable to shares outstanding	$221,295,113	$81,655,433	—
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	19,975,382	8,118,679	—

Net Asset Value and redemption price per share	$11.08	$10.06	—

Maximum offering price per share (100 ÷ 95.5 of $11.08 and 100 ÷ 97.25 of $10.06, respectively)	$11.60	$10.34	—

Class B
Net assets applicable to shares outstanding	$43,857,159	$10,851,717	—
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	3,961,508	1,078,345	—

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$11.07	$10.06	—

Class C
Net assets applicable to shares outstanding	$52,368,855	$37,239,528	—
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	4,728,452	3,705,534	—

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$11.08	$10.05	—

Investment Class
Net assets applicable to shares outstanding	$104,081,875	—	$54,567,524
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	9,412,272	—	7,034,751

Net Asset Value, offering and redemption price per share	$11.06	—	$7.76	[f]

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of October 31, 2004 (continued)

Class R
Net assets applicable to shares outstanding	$3,095,967	—	—
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	278,298	—	—

Net Asset Value, offering and redemption price per share	$11.12	—	—

Institutional Class
Net assets applicable to shares outstanding	$655,824,308	$58,382,430	$32,612,116
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	59,213,175	5,796,508	4,207,337

Net Asset Value, offering and redemption price per share	$11.08	$10.07	$7.75	[f]

Premier Class
Net assets applicable to shares outstanding	—	—	$35,348,369
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	—	—	4,565,383

Net Asset Value, offering and redemption price per share	—	—	$7.74

(f)	Redemption price per share for shares held less than 180 days of their purchase is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended October 31, 2004

	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Investment Income
Income:
Interest	$52,127,293	$6,448,196	$27,657,270
Mortgage dollar roll income	525,140	—	—
Interest — Scudder Cash Management QP Trust	482,611	62,304	70,155
Securities lending income, including income from Daily Assets Fund Institutional	—	9,171	47,816
Dividends	—	—	443,858

Total Income	53,135,044	6,519,671	28,219,099

Expenses:
Management fee	4,253,088	806,575	1,581,094
Administrative service fee	1,275,908	241,972	327,306
Custodian fees	19,218	6,515	38,744
Distribution and shareholder servicing fees	1,620,678	607,586	59,619
Auditing	56,651	71,621	61,902
Legal	35,655	9,487	65,153
Trustees’ fees and expenses	39,921	14,148	23,745
Reports to shareholders	66,764	4,822	22,288
Registration fees	140,286	79,562	48,877
Other	64,265	36,863	61,161

Total expenses, before expense reductions	7,572,434	1,879,151	2,289,889

Expense reductions	(93,505)	(505,463)	(599,388)

Total expenses, after expense reductions	7,478,929	1,373,688	1,690,501

Net investment income	45,656,115	5,145,983	26,528,598

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	7,597,681	(70,566)	17,273,141
In-kind redemption	—	—	11,807,108
Foreign currency related transactions	—	—	(625,044)

	7,597,681	(70,566)	28,455,205

Net unrealized appreciation (depreciation) during the period on:
Investments	11,159,922	(22,786)	(16,222,941)
Foreign currency related transactions	—	—	59,687

	11,159,922	(22,786)	(16,163,254)

Net gain (loss) on investment transactions	18,757,603	(93,352)	12,291,951

Net increase (decrease) in net assets resulting from operations	$64,413,718	$5,052,631	$38,820,549

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Scudder Fixed Income Fund

	Years Ended October 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$45,656,115	$46,362,358
Net realized gain (loss) on investment transactions	7,597,681	3,212,367
Net unrealized appreciation (depreciation) on investment transactions during the period	11,159,922	(3,622,312)

Net increase (decrease) in net assets resulting from operations	64,413,718	45,952,413

Distributions to shareholders from:
Net investment income:
Class A	(7,843,784)	(4,019,052)
Class B	(1,530,497)	(993,231)
Class C	(1,821,777)	(1,193,538)
Investment Class	(4,234,717)	(4,712,248)
Class R	(40,548)	—
Institutional Class	(30,051,993)	(34,073,507)
Net realized gains:
Class A	(1,318,163)	(430,690)
Class B	(316,743)	(205,163)
Class C	(382,906)	(238,233)
Investment Class	(781,741)	(1,478,850)
Class R	(178)	—
Institutional Class	(5,139,254)	(10,099,312)
Fund share transactions:
Proceeds from shares sold	460,801,621	761,771,119
Reinvestment of distributions	44,560,480	48,876,294
Cost of shares redeemed	(571,130,804)	(543,348,530)

Net increase (decrease) in net assets from Fund share transactions	(65,768,703)	267,298,883

Increase (decrease) in net assets	(54,817,286)	255,807,472

Net assets at beginning of period	1,135,340,563	879,533,091

Net assets at end of period (including accumulated distributions in excess of and undistributed net investment income of $228,557 and $148,430, respectively)	$1,080,523,277	$1,135,340,563

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Scudder Short Duration Fund

	Years Ended October 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,145,983	$3,744,483
Net realized gain (loss) on investment transactions	(70,566)	489,049
Net unrealized appreciation (depreciation) on investment transactions during the period	(22,786)	(1,223,588)

Net increase (decrease) in net assets resulting from operations	5,052,631	3,009,944

Distributions to shareholders from:
Net investment income:
Class A	(1,784,839)	(553,054)
Class B	(185,496)	(46,944)
Class C	(699,092)	(183,708)
Institutional Class	(2,335,395)	(3,191,718)
Net realized gains:
Class A	(52,880)	—
Class B	(7,863)	—
Class C	(29,386)	—
Institutional Class	(125,414)	(476,225)
Fund share transactions:
Proceeds from shares sold	183,879,127	209,406,545
Reinvestment of distributions	3,800,212	3,730,307
Cost of shares redeemed	(216,012,616)	(70,808,853)

Net increase (decrease) in net assets from Fund share transactions	(28,333,277)	142,327,999

Increase (decrease) in net assets	(28,501,011)	140,886,294

Net assets at beginning of period	216,630,119	75,743,825

Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $125,183 and $15,978, respectively)	$188,129,108	$216,630,119

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Scudder High Income Plus Fund

	Years Ended October 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$26,528,598	$37,121,617
Net realized gain (loss) on investment transactions	28,455,205	23,597,107
Net unrealized appreciation (depreciation) on investment transactions during the period	(16,163,254)	37,677,495

Net increase (decrease) in net assets resulting from operations	38,820,549	98,396,219

Distributions to shareholders from:
Net investment income:
Investment Class	(2,326,472)	(473,697)
Institutional Class	(2,052,121)	(1,946,689)
Premier Class	(21,235,908)	(34,692,279)
Fund share transactions:
Proceeds from shares sold	87,104,873	95,402,265
Reinvestment of distributions	23,778,394	36,247,944
Cost of shares redeemed	(86,074,061)	(159,042,022)
In-Kind redemption	(291,253,065)	—
Redemption fees	45,148	16,540

Net increase (decrease) in net assets from Fund share transactions	(266,398,711)	(27,375,273)

Increase (decrease) in net assets	(253,192,663)	33,908,281

Net assets at beginning of period	375,720,672	341,812,391

Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $323,062 and $189,594, respectively)	$122,528,009	$375,720,672

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Fixed Income Fund

Class A

Years Ended October 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.96	$11.08	$10.92

Income (loss) from investment operations:
Net investment income[b]	.46	.46	.17
Net realized and unrealized gain (loss) on investment transactions	.20	.03 [c]	.18

Total from investment operations	.66	.49	.35

Less distributions from:

Net investment income	(.46)	(.45)	(.19)
Net realized gains on investment transactions	(.08)	(.16)	—

Total distributions	(.54)	(.61)	(.19)

Net asset value, end of period	$11.08	$10.96	$11.08

Total Return (%)[d,e]	6.17	4.43	3.29	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	221	176	19
Ratio of expenses before expense reductions (%)	.81	.80	.83	*
Ratio of expenses after expense reductions (%)	.80	.80	.79	*
Ratio of net investment income (%)	4.20	4.15	4.82	*
Portfolio turnover rate (%)	91 [f]	290	152

[a]	For the period from June 28, 2002 (commencement of operations of Class A shares) to October 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
[f]	The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.
*	Annualized
**	Not annualized

Scudder Fixed Income Fund

Class B

Years Ended October 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.96	$11.08	$10.92

Income (loss) from investment operations:
Net investment income[b]	.38	.38	.14
Net realized and unrealized gain (loss) on investment transactions	.20	.02 [c]	.18

Total from investment operations	.58	.40	.32

Less distributions from:
Net investment income	(.39)	(.36)	(.16)
Net realized gains on investment transactions	(.08)	(.16)	—

Total distributions	(.47)	(.52)	(.16)

Net asset value, end of period	$11.07	$10.96	$11.08

Total Return (%)[d]	5.37	3.64	3.04	[e]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	43	9
Ratio of expenses before expense reductions (%)	1.55	1.49	1.58	*
Ratio of expenses after expense reductions (%)	1.55	1.49	1.54	*
Ratio of net investment income (%)	3.45	3.46	4.07	*
Portfolio turnover rate (%)	91 [f]	290	152

[a]	For the period from June 28, 2002 (commencement of operations of Class B shares) to October 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	The amount of net realized and unrealized gain shown for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
[f]	The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.
*	Annualized
**	Not annualized

Scudder Fixed Income Fund

Class C

Years Ended October 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.96	$11.08	$10.92

Income (loss) from investment operations:
Net investment income[b]	.38	.38	.15
Net realized and unrealized gain (loss) on investment transactions	.20	.02 [c]	.17

Total from investment operations	.58	.40	.32

Less distributions from:
Net investment income	(.38)	(.36)	(.16)
Net realized gains on investment transactions	(.08)	(.16)	—

Total distributions	(.46)	(.52)	(.16)

Net asset value, end of period	$11.08	$10.96	$11.08

Total Return (%)[d]	5.40	3.73 [e]	2.96	[e]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	54	11
Ratio of expenses before expense reductions (%)	1.53	1.55	1.58	*
Ratio of expenses after expense reductions (%)	1.53	1.54	1.54	*
Ratio of net investment income (%)	3.47	3.41	4.07	*
Portfolio turnover rate (%)	91 [f]	290	152

[a]	For the period from June 28, 2002 (commencement of operations of Class C shares) to October 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d]	Total return does not reflect the effect of any sales changes.
[e]	Total return would have been lower had certain expenses not been reduced.
[f]	The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.
*	Annualized
**	Not annualized

Scudder Fixed Income Fund

Investment Class

Years Ended October 31,	2004	2003		2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$10.95	$11.09		$11.12	$10.24	$10.17

Income (loss) from investment operations:
Net investment income	.47 [a]	.47	[a]	.59 [a]	.64	.59
Net realized and unrealized gain (loss) on investment transactions	.19	.02	[b]	(.03)	.88	.07

Total from investment operations	.66	.49		.56	1.52	.66

Less distributions from:
Net investment income	(.47)	(.47)		(.59)	(.64)	(.59)
Net realized gains on investment transactions	(.08)	(.16)		—	—	—

Total distributions	(.55)	(.63)		(.59)	(.64)	(.59)

Net asset value, end of period	$11.06	$10.95		$11.09	$11.12	$10.24

Total Return (%)	6.20	4.58	[c]	5.24 [c]	15.39 [c]	7.19 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	104	108		95	34	13
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.76	.75		.81	.81	.79
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.76	.66		.80	.80	.79
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.76	.66		.80	.80	.79
Ratio of net investment income (%)	4.24	4.29		5.35	5.95	6.40
Portfolio turnover rate (%)	91 [d]	290		152	161	116

[a]	Based on average shares outstanding during the period.
[b]	The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.

Scudder Fixed Income Fund

Class R

Years Ended October 31,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$10.99	$11.07

Income (loss) from investment operations:
Net investment income[b]	.43	.04
Net realized and unrealized gain (loss) on investment transactions	.17	(.12)

Total from investment operations	.60	(.08)

Less distributions from:
Net investment income	(.39)	—
Net realized gains on investment transactions	(.08)	—

Total distributions	(.47)	—

Net asset value, end of period	$11.12	$10.99

Total Return (%)[c]	6.00	(.72	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	.01
Ratio of expenses before expense reductions (%)	1.06	1.05	*
Ratio of expenses after expense reductions (%)	1.04	1.05	*
Ratio of net investment income (%)	3.96	3.62	*
Portfolio turnover rate (%)	91 [d]	290

[a]	For the period from October 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.
*	Annualized
**	Not annualized

Scudder Fixed Income Fund

Institutional Class

Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$10.96	$11.08	$11.12	$10.24	$10.17

Income (loss) from investment operations:
Net investment income	.49 [a]	.49 [a]	.61 [a]	.67	.67
Net realized and unrealized gain (loss) on investment transactions	.19	.03 [b]	(.03)	.88	.07

Total from investment operations	.68	.52	.58	1.55	.74

Less distributions from:
Net investment income	(.48)	(.48)	(.62)	(.67)	(.67)
Net realized gains on investment transactions	(.08)	(.16)	—	—	—

Total distributions	(.56)	(.64)	(.62)	(.67)	(.67)

Net asset value, end of period	$11.08	$10.96	$11.08	$11.12	$10.24

Total Return (%)[c]	6.43	4.70	5.49	15.56	7.55

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	656	755	745	740	804
Ratio of expenses before expense reductions (%)	.56	.55	.56	.56	.54
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.54
Ratio of net investment income (%)	4.45	4.40	5.60	6.26	6.60
Portfolio turnover rate (%)	91 [d]	290	152	161	116

[a]	Based on average shares outstanding during the period.
[b]	The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.

Scudder Short Duration Fund

Class A

Years Ended October 31,	2004		2003[a]
Selected Per Share Data
Net asset value, beginning of period	$10.07		$10.09

Income (loss) from investment operations:
Net investment income[b]	.27		.17
Net realized and unrealized gain (loss) on investment transactions	(.00	)***	(.02)

Total from investment operations	.27		.15

Less distributions from:
Net investment income	(.27)		(.17)
Net realized gains on investment transactions	(.01)		—

Total distributions	(.28)		(.17)

Net asset value, end of period	$10.06		$10.07

Total Return (%)[c]	2.68		1.52	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82		52
Ratio of expenses before expense reductions (%)	.89		.90	*
Ratio of expenses after expense reductions (%)	.55		.55	*
Ratio of net investment income (%)	2.69		2.57	*
Portfolio turnover rate (%)	236		322

[a]	For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.
[b]	Based on average shares outstanding during period.
[c]	Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Scudder Short Duration Fund

Class B

Years Ended October 31,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$10.07	$10.09

Income (loss) from investment operations:
Net investment income[b]	.21	.13
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.02)

Total from investment operations	.20	.11

Less distributions from:
Net investment income	(.20)	(.13)
Net realized gains on investment transactions	(.01)	—

Total distributions	(.21)	(.13)

Net asset value, end of period	$10.06	$10.07

Total Return (%)[c]	2.04	1.10	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	8
Ratio of expenses before expense reductions (%)	1.64	1.64	*
Ratio of expenses after expense reductions (%)	1.15	1.16	*
Ratio of net investment income (%)	2.09	1.89	*
Portfolio turnover rate (%)	236	322

[a]	For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.
[b]	Based on average shares outstanding during period.
[c]	Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Scudder Short Duration Fund

Class C

Years Ended October 31,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$10.06	$10.09

Income (loss) from investment operations:
Net investment income[b]	.21	.13
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.03)

Total from investment operations	.20	.10

Less distributions from:
Net investment income	(.20)	(.13)
Net realized gains on investment transactions	(.01)	—

Total distributions	(.21)	(.13)

Net asset value, end of period	$10.05	$10.06

Total Return (%)[c]	2.03	1.00	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	28
Ratio of expenses before expense reductions (%)	1.64	1.64	*
Ratio of expenses after expense reductions (%)	1.15	1.15	*
Ratio of net investment income (%)	2.09	1.90	*
Portfolio turnover rate (%)	236	322

[a]	For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.
[b]	Based on average shares outstanding during period.
[c]	Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Scudder Short Duration Fund

Institutional Class

Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$10.07	$10.17	$10.18	$9.97	$9.96

Income (loss) from investment operations:
Net investment income	.27 [a]	.27 [a]	.40 [a]	.60	.63
Net realized and unrealized gain (loss) on investment transactions	— *	.01	.07	.21	.01

Total from investment operations	.27	.28	.47	.81	.64

Less distributions from:
Net investment income	(.26)	(.31)	(.46)	(.60)	(.63)
Net realized gains on investment transactions	(.01)	(.07)	(.02)	—	—

Total distributions	(.27)	(.38)	(.48)	(.60)	(.63)

Net asset value, end of period	$10.07	$10.07	$10.17	$10.18	$9.97

Total Return (%)[b]	2.74	2.80	4.71	8.39	6.63

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	129	76	38	34
Ratio of expenses before expense reductions (%)	.62	.68	.76	.80	.87
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	2.69	2.70	3.93	5.97	6.35
Portfolio turnover rate (%)	236	322	211	129	89

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

Scudder High Income Plus Fund

Investment Class

Years Ended October 31,	2004		2003		2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$7.42		$6.32		$7.24	$8.23	$9.07

Income (loss) from investment operations:
Net investment income	.62	[a]	.65	[a]	.71 [a]	.94	1.10
Net realized and unrealized gain (loss) on investment transactions	.31		1.09		(.92)	(.91)	(.84)

Total from investment operations	.93		1.74		(.21)	.03	.26

Less distributions from:
Net investment income	(.59)		(.64)		(.71)	(.96)	(1.10)
Net realized gains on investment transactions	—		—		—	(.06)	—

Total distributions	(.59)		(.64)		(.71)	(1.02)	(1.10)
Redemption fees	.00	*	.00	*	.00 *	—	—

Net asset value, end of period	$7.76		$7.42		$6.32	$7.24	$8.23

Total Return (%)[b]	12.86		28.59		(3.21)	.29	2.34

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55		10		4	5	3
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.92		.88		.95	1.11	.96
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.79		.72		.90	.90	.91
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.79		.72		.90	.90	.90
Ratio of net investment income (%)	8.13		9.38		10.25	12.12	12.96
Portfolio turnover rate (%)	152	[c]	143		132	175 [c]	151

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
*	Amount is less than $.005.

Scudder High Income Plus Fund

Institutional Class

Years Ended October 31,	2004		2003		2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$7.42		$6.32		$7.25	$8.23	$9.08

Income (loss) from investment operations:
Net investment income	.63	[a]	.66	[a]	.73 [a]	1.01	1.12
Net realized and unrealized gain (loss) on investment transactions	.31		1.10		(.93)	(.95)	(.85)

Total from investment operations	.94		1.76		(.20)	.06	.27

Less distributions from:
Net investment income	(.61)		(.66)		(.73)	(.98)	(1.12)
Net realized gains on investment transactions	—		—		—	(.06)	—

Total distributions	(.61)		(.66)		(.73)	(1.04)	(1.12)
Redemption fees	.00	*	.00	*	.00 *	—	—

Net asset value, end of period	$7.75		$7.42		$6.32	$7.25	$8.23

Total Return (%)[b]	13.27		28.76		(3.07)	.68	2.45

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		18		18	16	30
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.72		.68		.70	.86	.72
Ratio of expenses after expense reductions (including expense paid by the Fund) (%)	.59		.62		.65	.65	.68
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.59		.62		.65	.65	.65
Ratio of net investment income (%)	8.33		9.48		10.50	12.44	12.29
Portfolio turnover rate (%)	152	[c]	143		132	175 [c]	151

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
*	Amount is less than $.005.

Scudder High Income Plus Fund

Premier Class

Years Ended October 31,	2004		2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$7.41		$6.32		$7.24	$8.23

Income (loss) from investment operations:
Net investment income	.64	[b]	.67	[b]	.74 [b]	.98
Net realized and unrealized gain (loss) on investment transactions	.30		1.09		(.92)	(.92)
Total from investment operations	.94		1.76		(.18)	.06
Less distributions from:
Net investment income	(.61)		(.67)		(.74)	(.99)
Net realized gains on investment transactions	—		—		—	(.06)

Total distributions	(.61)		(.67)		(.74)	(1.05)
Redemption fees	.00	***	.00	***	.00 ***	—

Net asset value, end of period	$7.74		$7.41		$6.32	$7.24

Total Return (%)[c]	13.25		28.95		(2.83)	.68	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35		347		320	331
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.70		.68		.70	.71	*
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.50		.50		.50	.50	*
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.50		.50		.50	.50	*
Ratio of net investment income (%)	8.42		9.60		10.65	12.53	*
Portfolio turnover rate (%)	152	[d]	143		132	175	[d]

[a]	Commencement of operations of Premier Class shares was October 31, 2000.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Fixed Income Fund, Short Duration Fund and High Income Plus Fund (“Scudder Fixed Income Fund,” “Scudder Short Duration Fund” and “Scudder High Income Plus Fund,” each a “Fund” and collectively the “Funds”), each a diversified series of Scudder MG Investments Trust (the “Trust”) are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as open-end management investment companies. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fixed Income Fund offers six classes of shares to investors: Class A, Class B, Class C, Investment Class, Class R and Institutional Class. The Short Duration Fund offers four classes of shares to investors: Class A, Class B, Class C and Institutional Class. The High Income Plus Fund offers three classes of shares to investors: Investment Class, Institutional Class and Premier Class.

These multiple classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to any sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. Short Duration Fund and High Income Plus Fund may lend securities to financial institutions. Each Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. Each Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. Each Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Each Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the fund or the borrower may terminate the loan. Each Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of each Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The High Income Plus Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. Each fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the “counterparty”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio’s use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

Short Sales. The Short Duration and High Income Plus Funds may sell securities they do not own in an attempt to profit from an anticipated decline in their value or in order to hedge portfolio positions. Both Funds borrow securities to complete the transaction. Both Funds maintain collateral with the lender of the securities in the form of cash and/or liquid securities. At October 31, 2004, there were no securities sold short.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2004, the Short Duration Fund had a net tax basis capital loss carryforward of approximately $83,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($83,000), the respective expiration dates, whichever occurs first, which maybe subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

At October 31, 2004, the High Income Plus Fund had a net tax basis capital loss carryforward of approximately $33,451,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($18,350,000) and October 31, 2010 ($15,101,000), the respective expiration dates, whichever occurs first, which maybe subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of each Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, each Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Fixed Income Fund	Short Duration Fund	High Income Plus Fund
Undistributed ordinary income*	$363,796	$210,354	$371,582
Undistributed net long-term capital gains	$4,817,612	$—	$190,455
Capital loss carryforwards	$—	$(83,000)	$(33,451,000)
Net unrealized appreciation (depreciation) on investments	$28,726,736	$(943,270)	$2,471,117

In addition, during the year ended October 31, 2004, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

	Fixed Income Fund	Short Duration Fund	High Income Plus Fund
Distributions from ordinary income*	$53,069,457	$5,004,822	$25,614,501
Distributions from long-term capital gains	$392,844	$215,543	$—

In addition, during the year ended October 31, 2003, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

	Fixed Income Fund	Short Duration Fund	High Income Plus Fund
Distributions from ordinary income*	$47,419,989	$4,399,972	$37,112,665
Distributions from long-term capital gains	$10,023,835	$51,677	$—

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares of the High Income Plus Fund held by Investment Class and Institutional Class shareholders for less than 180 days, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments, US Treasury Obligations, mortgage dollar roll transactions and in-kind redemptions) were as follows:

	Purchases	Sales
Fixed Income Fund	$848,281,287	$954,918,410
Short Duration Fund	$202,943,421	$185,785,976
High Income Plus Fund	$481,537,468	$456,476,295

Purchases and sales of US Treasury Obligations were as follows:

	Purchases	Sales
Fixed Income Fund	$983,157,975	$971,807,677
Short Duration Fund	$259,204,885	$296,725,899
High Income Plus Fund	$969,386	$2,977,865

Purchases and sales of mortgage dollar roll transactions were as follows:

	Purchases	Sales
Fixed Income Fund	$155,266,244	$155,749,507

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) is the Advisor and Administrator for each Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the “Investment Advisory Agreement”), the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.40% of the Fixed Income Fund’s and Short Duration Fund’s respective average daily net assets and 0.50% of the High Income Plus Fund’s average daily net assets, computed and accrued daily and payable monthly. In addition, for the High Income Plus Fund for the year ended October 31, 2004, the Advisor has agreed to a voluntary fee waiver of 0.13% of the average daily net assets. Accordingly, for the year ended October 31, 2004, the Management Fee was as follows:

Management Fee	Total Aggregated	Waived	Unpaid at October 31, 2004	Effective Rate
Fixed Income Fund	$4,253,088	$86,711	$280,638.39%
Short Duration Fund	806,575	144,190	—	.33%
High Income Plus Fund	1,581,094	413,942	54,939.37%

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse Fixed Income Fund $6,794, Short Duration Fund $1,944 and High Income Plus Fund $2,725, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the “Administrator Service Fee”) of 0.12% of the average daily net assets of Fixed Income Fund and Short Duration Fund, computed and accrued daily and payable monthly. For the year ended October 31, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2004
Fixed Income Fund	$1,275,908	$—	$109,995
Short Duration Fund	$241,972	$88,898	$—

For the High Income Plus Fund, for its services as Administrator, DeAM, Inc. receives an Administrator Service Fee of 0.12%, 0.12% and 0.10% of the average daily net assets for Investment Class, Institutional Class and Premier Class shares, respectively, computed and accrued daily and payable monthly. For the year ended October 31, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2004
Investment Class	$35,771	$—	$4,961
Institutional Class	30,805	—	3,292
Premier Class	260,730	182,721	4,219

	$327,306	$182,721	$12,472

For the Fixed Income Fund, for the year ended October 31, 2004, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annual expenses of Class A, Class B, Class C, Investment Class, Class R and Institutional Class at 0.80%, 1.55%, 1.55%, 0.80%, 1.05% and 0.55%, respectively.

For the Short Duration Fund, for the year ended October 31, 2004, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annual expenses of Class A, Class B, Class C and Institutional Class of 0.80%, 1.55%, 1.55%, and .55%, respectively. In addition, for year ended October 31, 2004, the Advisor and Administrator voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Class A, B and C shares at 0.55%, 1.15% and 1.15%, respectively.

For the High Income Plus Fund, for the year ended October 31, 2004, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annual expenses of the Investment Class, Institutional Class and Premier Class at 0.90%, 0.65% and 0.50%, respectively.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of the average daily net assets of the Class A and Class R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B, C and R shares. For the the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at October 31, 2004
Fixed Income Fund
Class A	$469,413	$—	$87,126
Class B	327,361	—	27,836
Class C	396,684	—	33,297
Class R	2,556	—	560

	$1,196,014	$—	$148,819

Short Duration Fund
Class A	$168,046	$127,135	$—
Class B	69,024	$8,058	—
Class C	260,631	$25,353	—

	$497,701	$160,546	$—

In addition, SDI or an affiliate provides information and administrative services (“Shareholder Servicing Fee”) to Class B, C, Investment Class and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI or an affiliate in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2004	Effective Rate
Fixed Income Fund
Class B	$105,680		$16,477.24%
Class C	119,126		21,067.23%
Investment Class	197,383		64,224.20%
Class R	2,475		1,214.24%

	$424,664		$102,982

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at October 31, 2004	Effective Rate
Short Duration Fund
Class B	$23,008	$23,008	$—	.00%
Class C	86,877	$86,877	—	.00%

	$109,885	$109,885	$—

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2004	Effective Rate
High Income Plus Fund
Investment Class	$59,619	$27,047.20%

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fixed Income Fund and the Short Duration Fund. Underwriting commissions paid in connection with the distribution of Class A and Class C shares of the Fixed Income Fund for the year ended October 31, 2004, aggregated $71,852 and $3, respectively. Underwriting commissions paid in connection with the distribution of Class A and Class C shares of the Short Duration Fund for the year ended October 31, 2004, aggregated $28,905 and $20, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares of the Fixed Income Fund aggregated $141,098 and $27,393, respectively. For the year ended October 31, 2004, the CDSC for the Class B and C shares of the Short Duration Fund aggregated $34,351 and $42,786, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2004, for Fixed Income Fund and Short Duration Fund, SDI received $22,592.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportions to their relative net assets.

D. Share Transactions

Scudder Fixed Income Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	14,724,672	$161,733,196	17,359,885	$192,900,052
Class B	1,170,867	12,867,798	3,971,890	43,877,649
Class C	1,737,701	19,101,734	5,011,741	55,409,143
Investment Class	3,423,434	37,532,432	8,479,709	93,690,720
Class R	338,412	3,725,253	901 *	10,000 *
Institutional Class	20,623,885	225,841,208	34,252,044	375,883,555

		$460,801,621		$761,771,119

Shares issued to shareholders in reinvestment of distributions
Class A	568,846	$6,239,950	249,190	$2,749,619
Class B	121,325	1,330,035	69,226	763,689
Class C	136,646	1,496,848	90,506	997,952
Investment Class	443,798	4,851,174	533,685	5,878,962
Class R	3,711	40,726	—	—
Institutional Class	2,794,634	30,601,747	3,492,075	38,486,072

		$44,560,480		$48,876,294

Shares redeemed
Class A	(11,360,726)	$(125,209,509)	(3,320,855)	$(36,608,679)
Class B	(1,272,431)	(13,940,695)	(952,224)	(10,488,933)
Class C	(2,049,996)	(22,448,586)	(1,191,224)	(13,076,963)
Investment Class	(4,304,210)	(47,177,743)	(7,726,913)	(85,818,563)
Class R	(64,726)	(712,890)	—	—
Institutional Class	(33,088,571)	(361,641,381)	(36,054,661)	(397,355,392)

		$(571,130,804)		$(543,348,530)

Net increase (decrease)
Class A	3,932,792	$42,763,637	14,288,220	$159,040,992
Class B	19,761	257,138	3,088,892	34,152,405
Class C	(175,649)	(1,850,004)	3,911,023	43,330,132
Investment Class	(436,978)	3,053,089	1,286,481	13,751,119
Class R	277,397	(4,794,137)	901 *	10,000 *
Institutional Class	(9,670,052)	(105,198,426)	1,689,458	17,014,235

		$(65,768,703)		$267,298,883

*	For the period from October 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.

Scudder Short Duration Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares		Dollars
Shares sold
Class A	5,787,233	$58,331,029	7,799,741	*	$78,868,451	*
Class B	614,923	6,183,591	887,361	*	8,977,895	*
Class C	2,226,574	22,410,827	2,991,839	*	30,274,437	*
Institutional Class	9,578,186	96,953,680	9,021,664		91,285,762

		$183,879,127			$209,406,545

Shares issued to shareholders in reinvestment of distributions
Class A	112,082	$1,128,062	29,117	*	$294,375	*
Class B	15,465	155,726	4,030	*	40,701	*
Class C	41,054	413,043	12,328	*	124,592	*
Institutional Class	208,426	2,103,381	323,295		3,270,639

		$3,800,212			$3,730,307

Shares redeemed
Class A	(2,912,198)	$(29,343,841)	(2,697,296	)*	$(27,288,379	)*
Class B	(320,699)	(3,229,137)	(122,735	)*	(1,240,379	)*
Class C	(1,319,751)	(13,263,041)	(246,510	)*	(2,485,174	)*
Institutional Class	(16,848,331)	(170,176,597)	(3,932,439)		(39,794,921)

		$(216,012,616)			$(70,808,853)

Net increase (decrease)
Class A	2,987,117	$30,115,250	5,131,562	*	$51,874,447	*
Class B	309,689	3,110,180	768,656	*	7,778,217	*
Class C	947,877	9,560,829	2,757,657	*	27,913,855	*
Institutional Class	(7,061,719)	(71,119,536)	5,412,520		54,761,480

		$(28,333,277)			$142,327,999

*	For the period from February 28, 2003 (commencement of operations of Class A, B and C shares) to October 31, 2003.

Scudder High Income Plus Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	6,633,576	$50,417,857	1,099,317	$7,882,658
Institutional Class	2,797,433	21,051,195	1,092,945	7,626,792
Premier Class	2,093,722	15,635,821	11,850,788	79,892,815

		$87,104,873		$95,402,265

Shares issued to shareholders in reinvestment of distributions
Investment Class	279,628	$2,117,200	64,320	$453,070
Institutional Class	210,220	1,590,383	230,103	1,604,504
Premier Class	2,655,365	20,070,811	4,903,771	34,190,370

		$23,778,394		$36,247,944

Shares redeemed
Investment Class	(1,287,882)	$(9,606,411)	(333,744)	$(2,324,646)
Institutional Class	(1,247,160)	(9,273,427)	(1,768,247)	(12,529,318)
Premier Class	(8,975,428)	(67,194,223)	(20,506,970)	(144,188,058)

		$(86,074,061)		$(159,042,022)

In-Kind Redemption
Premier Class	(38,054,934)	$(291,253,065)	—	$—

		$(291,253,065)		$—

Redemption fees	—	$45,148	—	$16,540

Net increase (decrease)
Investment Class	5,625,322	$42,906,365	829,893	$6,017,869
Institutional Class	1,760,493	13,371,589	(445,199)	(3,288,269)
Premier Class	(42,281,275)	(322,761,480)	(3,752,411)	(30,104,873)

		$(266,398,711)		$(27,375,273)

E. Forward Foreign Currency Exchange Contracts

As of October 31, 2004, High Income Plus Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US $)
USD	67,479	EUR	54,771	3/9/2005	$2,207
USD	53,978	EUR	43,735	3/9/2005	1,666
EUR	53,626	USD	68,448	3/9/2005	220
EUR	83,224	USD	106,016	3/9/2005	131
MXN	3,632,714	USD	310,117	3/9/2005	2,268
MXN	311,469	USD	26,411	3/9/2005	16

Total unrealized appreciation					$6,508

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
EUR	1,856,864	USD	2,278,817	3/9/2005	$(83,655)
EUR	16,306	USD	19,991	3/9/2005	$(755)
EUR	139,778	USD	169,690	3/9/2005	$(8,148)
EUR	164,887	USD	203,058	3/9/2005	$(6,726)
EUR	136,644	USD	168,072	3/9/2005	$(5,779)
EUR	33,587	USD	41,380	3/9/2005	$(1,353)
EUR	151,900	USD	188,283	3/9/2005	$(4,978)
EUR	33,784	USD	42,670	3/9/2005	$(314)
EUR	78,577	USD	99,882	3/9/2005	$(91)

Total unrealized depreciation					$(111,799)

Currency Abbreviations
EUR	Euro
MXN	Mexican Peso
USD	US Dollars

F. Line of Credit

Fixed Income Fund and Short Duration Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Fixed Income Fund may borrow up to a maximum of 10 percent of its net assets under the agreement. Short Duration Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Credit Facility

High Income Plus Fund has a revolving credit facility administered by Fleet National Bank not to exceed $25 million at any one time and which is available until October 13, 2005. High Income Plus Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended October 31, 2004 was $2,621,923 with a weighted average interest rate of 1.647%.

H. In-Kind Redemption

In certain circumstances, High Income Plus may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their cost; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2004, the Fund realized $11,807,108 of net gain.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder MG Investments Trust and Shareholders of Fixed Income Fund, Short Duration Fund and High Income Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income Fund, Short Duration Fund and High Income Plus Fund (three of the Funds comprising Scudder MG Investments Trust, hereafter referred to as the “Funds”) at October 31, 2004, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 29, 2004

Tax Information (Unaudited)

The amounts may differ from elsewhere in this report because of differences between tax and financial reporting requirements.

Taxpayers filing on a calendar year basis will receive tax information for the 2004 calendar year after year end.

Pursuant to Section 852 of the Internal Revenue Code, Scudder Fixed Income Fund designates $5,700,000, as capital gain dividends for its year ended October 31, 2004, of which 100% represents 20% rate gains.

Trustees and Officers

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).	55

Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).	57

S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	55

Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	55

Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	55

Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	55

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	55

Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	55

William N. Searcy 9/3/46 Trustee since 1993	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	55

Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).	58
* Inception date of the corporation which was the predecessor to the L.L.C.

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	140

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer, 2004- present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti- Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).

Paul H. Schubert[5] 1/11/63 Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002	Managing Director, Deutsche Asset Management (April 2004 to present). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.

Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.

Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Kathleen Sullivan D’Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

[1]	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which each fund is a series.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[4]	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 280 Park Avenue, New York, New York.
[5]	Address: 345 Park Avenue, New York, New York.
[6]	Address: Two International Place, Boston, Massachusetts.

The fund’s Statement of Additional Information includes additional information about the fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, Investment, Institutional and Premier

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting

A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site

— www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.

Web Site

scudder.com

Click “Retirement Plans” to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.

Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806

Proxy Voting

A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site

— www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

		Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Class A	Nasdaq Symbol	SFXAX	SDUAX	N/A
	CUSIP Number	81116P 824	81116P 758	N/A
	Fund Number	493	434	N/A

Class B	Nasdaq Symbol	SFXBX	SDUBX	N/A
	CUSIP Number	81116P 816	81116P 741	N/A
	Fund Number	693	634	N/A

Class C	Nasdaq Symbol	SFXCX	SDUCX	N/A
	CUSIP Number	81116P 790	81116P 733	N/A
	Fund Number	793	734	N/A

Class R	Nasdaq Symbol	SFXRF	N/A	N/A
	CUSIP Number	81116P-568	N/A	N/A
	Fund Number	1504	N/A	N/A

Investment Class	Nasdaq Symbol	MFISX	N/A	MGHVX
	CUSIP Number	81116P 832	N/A	81116P 659
	Fund Number	816	N/A	824

Institutional Class	Nasdaq Symbol	MFINX	MGSFX	MGHYX
	CUSIP Number	81116P 840	81116P 766	81116P 667
	Fund Number	593	557	596

Premier Class	Nasdaq Symbol	N/A	N/A	MGHPX
	CUSIP Number	N/A	N/A	81116P 642
	Fund Number	N/A	N/A	556

Notes

Notes

Notes

[Scudder Investments logo]

Scudder High Income

Opportunity Fund

Annual Report to Shareholders

January 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. The portfolio can leverage, or borrow money against, up to 20% of its total assets to buy additional securities. This could result in a lower net asset value than if the portfolio had not borrowed. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns during the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder High Income Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04

Scudder High Income Opportunity Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	24.91%	6.99%	4.06%	6.54%
Class B	23.79%	6.13%	3.23%	5.68%
Class C	23.94%	6.19%	3.27%	5.72%
CS First Boston High Yield Index+	26.96%	10.31%	6.65%	7.32%
Merrill Lynch High-Yield Master Index++	25.59%	8.58%	5.59%	7.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value:
1/31/04	$9.41	$9.41	$9.42
1/31/03	$8.19	$8.18	$8.19
Distribution Information:
Twelve Months:
Income Dividends as of 1/31/04	$.73	$.66	$.66
January Income Dividend	$.0588	$.0525	$.0527
SEC 30-Day Yield as of 1/31/04**	6.76%	6.28%	6.24%
Current Annualized Distribution Rate as of 1/31/04**	7.49%	6.70%	6.71%

**	Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings - High Current Yield Funds Category as of 1/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	165	of	406	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

2

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐ Scudder High Income Opportunity Fund - Class A

☐ CS First Boston High Yield Index+

☐ Merrill Lynch High-Yield Master Index++

Yearly periods ended January 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

*	The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04

Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000 Average annual total return	$11,929 19.29%	$11,696 5.36%	$11,654 3.11%	$15,457 5.90%

Class B	Growth of $10,000 Average annual total return	$12,079 20.79%	$11,768 5.58%	$11,646 3.09%	$15,219 5.68%

Class C	Growth of $10,000 Average annual total return	$12,270 22.70%	$11,855 5.84%	$11,630 3.07%	$15,110 5.58%

CS First Boston High Yield Index+	Growth of $10,000 Average annual total return	$12,696 26.96%	$13,422 10.31%	$13,798 6.65%	$17,092 7.32%

Merrill Lynch High-Yield Master Index++	Growth of $10,000 Average annual total return	$12,559 25.59%	$12,802 8.58%	$13,126 5.59%	$16,743 7.03%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.
+	CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
++	The Merrill Lynch High-Yield Master Index is an unmanaged index broadly reflective of below-investment-grade corporate bonds.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Effective February 2003, the CS First Boston High Yield Index replaced the Merrill Lynch High-Yield Master Index as the Fund’s benchmark index because the advisor believes that the CS First Boston High Yield Index is more representative of the high yield market and better represents the Fund’s investment objectives.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends an capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product’s most recent month-end performance.

Returns and rankings for the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Returns shown for Class AARP shares for the period prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of Scudder High Income Opportunity Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/04

Scudder High Income Opportunity Fund	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	25.21%	7.43%	4.44%	6.90%
Class S	25.25%	7.28%	4.35%	6.84%
CS First Boston High Yield Index+	26.96%	10.31%	6.65%	7.32%
Merrill Lynch High-Yield Master Index++	25.59%	8.58%	5.59%	7.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value:
1/31/04	$9.48	$9.41
1/31/03	$8.23	$8.18
Distribution Information:
Twelve Months:
Income Dividends as of 1/31/04	$.75	$.75
January Income Dividend	$.0610	$.0610
SEC 30-day Yield as of 1/31/04**	7.38%	7.38%
Current Annualized Distribution Rate as of 1/31/04**	7.72%	7.77%

**	Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings - High Current Yield Funds Category as of 1/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	151	of	406	38
3-Year	131	of	327	40
5-Year	124	of	260	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

3

Growth of an Assumed $10,000 Investment

☐ Scudder High Income Opportunity Fund - Class S

☐ CS First Boston High Yield Index+

☐ Merrill Lynch High-Yield Master Index++

Yearly periods ended January 31

Comparative Results as of 1/31/04
Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class AARP	Growth of $10,000 Average annual total return	$12,521 25.21%	$12,398 7.43%	$12,429 4.44%	$16,606 6.90%

Class S	Growth of $10,000 Average annual total return	$12,525 25.25%	$12,347 7.28%	$12,370 4.35%	$16,530 6.84%

CS First Boston High Yield Index+	Growth of $10,000 Average annual total return	$12,696 26.96%	$13,422 10.31%	$13,798 6.65%	$17,092 7.32%

Merrill Lynch High-Yield Master Index++	Growth of $10,000 Average annual total return	$12,559 25.59%	$12,802 8.58%	$13,126 5.59%	$16,743 7.03%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.
+	CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
++	The Merrill Lynch High-Yield Master Index is an unmanaged index broadly reflective of below-investment-grade corporate bonds.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Effective February 2003, the CS First Boston High Yield Index replaced the Merrill Lynch High-Yield Master Index as the Fund’s benchmark index because the advisor believes that the CS First Boston High Yield Index is more representative of the high yield market and better represents the Fund’s investment objectives.

4

Portfolio Management Review

Scudder High Income Opportunity Fund:

A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Opportunity Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Manager of the fund.

•	Joined Deutsche Asset Management in 1998 and the fund in 2002.

•	Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Opportunity Fund’s strategy and the market environment during the 12-month period ended January 31, 2004.

Q: How has the high-yield bond market performed during the period?

A: High-yield bonds produced stellar performance during the past twelve months. The CS First Boston High Yield Index - the fund’s benchmark - returned 26.96% for the year ended January 31, 2004. This was well ahead of the 4.85% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

[1]	The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

Several factors came together to support the rally in high-yield bonds. First, the recovery in the US economy enabled high-yield companies to continue improving their financial positions through actions such as cutting costs, reducing debt, and refinancing their existing debt at lower interest rates. The default rate, which is the percentage of companies that were unable to make interest or principal payments in the preceding twelve months, fell to 5.1% at the end of January. In comparison, the default rate stood at 7.61% one year ago.2 This reflects the improving health of corporations in the high-yield sector.

[2]	Source: Moody’s Investors Service

Second, the market has benefited from favorable demand. Demand remained strong as low interest rates and an improved high yield market have increased investors’ appetite for risk. In the calendar year 2003, the market took in approximately $30 billion in new retail cash flow, well above the $14.5 billion level of 2002.3

In combination, these positive factors helped push the “yield spread” of the high-yield market to 469 basis points (4.69 percentage points) at the end of January.4 In comparison, the spread stood at 887 basis points (8.87 percentage points) twelve months ago. We believe that the improvement in the yield spread is almost entirely due to the rally in the high-yield market rather than fluctuations in Treasury yields.

[3]	Source: JP Morgan
[4]	The yield spread is the difference between the yield of a given fixed income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields on Treasuries are falling and prices are rising.

Q: What areas of the market provided the best performance?

A: The lower-quality segment outperformed the broader high yield market by a wide margin. For the full year, BB-rated and B-rated securities returned 19% and 24.6%, respectively, while the CCC/split CCC-rated and distressed (CC, C and defaulted issues) sectors were the top-performing credit quality categories with returns of 47.9% and 52.6%, respectively5, 6. The outsized return of the distressed credit quality tier illustrates the extent to which investors increased their overall appetite for risk. Along the same line, some of the best-performing industries were higher-beta industries such as the wireless communications, international cable, airline, and utility sectors.7

[5]	Source: CS First Boston High Yield Index
[6]	Bond ratings are the alphabetical designation indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.
[7]	Higher-beta refers to sectors that tend to have price fluctuations greater than that of the market as a whole.

5

Q: How did the fund perform during the period?

A: The total return of the fund’s Class A shares for the twelve months ended January 31, 2004 was 24.91%. (Total return is unadjusted for maximum sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results.) Please see pages 3 through 8 for performance for other share classes. The fund underperformed the 26.96% return of the CS First Boston High Yield Index, but outperformed the 23.64% average return of the 406 funds in Lipper’s High Current Yield Funds category.8

[8]	Lipper’s High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed income securities, has no quality or maturity restrictions and tends to invest in lower-grade debt issues.

We believe the fund’s favorable performance relative to its peer group is the result of our disciplined investment style. In managing the fund, we emphasize individual security and risk management. We believe we can add the most value through fundamental research rather than trying to make broad predictions about sector performance, interest rates, or the high yield market in general. Instead, our emphasis is on finding bonds that offer favorable relative value given their yield and credit outlook. In other words, we look for optimal combinations of risk and return potential. This means that we generally buy bonds for the fund that we believe to be undervalued, and reduce, or sell, our positions in those that have reached what we believe to be fair valuations. We believe this approach will lead to strong performance over a full high-yield market cycle.

Q: What factors helped and hurt performance?

A: The fund’s performance was helped by our decision to increase its weighting in lower-quality securities, most notable those rated CCC/split CCC. This shift wasn’t primarily the result of a top-down decision making process, but rather it reflects the fact that our research revealed values among individual issues in this area of the market. For the most part, the increased weighting in the CCC-rated credit segment worked to the fund’s advantage for the year, since this credit segment outperformed the broader high-yield market. However, an underweight position in bonds rated CCC in the first fiscal quarter was a detractor during this time.9 Also detracting from full-year performance was an underweight position in bonds rated CC and below, which outperformed the market. We maintained an underweight to this segment through the entire period, since historically it has not produced favorable risk-adjusted performance. We intend to remain conservative in our approach to investing in this area, even if this hurts the fund’s relative performance in the short term.

[9]	“Overweight” means a fund holds a higher weighting in a given sector than the benchmark index; “underweight” means a fund holds a lower weighting than the benchmark

On a sector basis, performance was helped by a slight overweight position in bonds issued by wireless companies. Also positively contributing to performance were underweights to retail, and leisure/other, all of which underperformed. On the negative side, performance was hurt by the fund’s average underweights in airlines, international cable, and utilities. We did not feel that the bonds of most companies in these industries paid yields high enough to adequately compensate investors for the risk.

Among individual securities, the fund was helped by its positions in Georgia-Pacific Corp. (pulp and paper), Tyco International, Ltd. (industrial conglomerates), Qwest Corp. (telecommunications) and Dex Media East LLC (diversified media). Qwest Corp. is one of the many companies held by the fund whose bonds have gained in price due to an improved financial position. Qwest Corp. continued to shore up its balance sheet and build up its cash position through cost cutting and asset sales, and we believe these steps were viewed as favorable by investors. Georgia-Pacific Corp. has also benefited from improved pricing power and its focus on reducing its debt. The largest individual “long” detractors to performance for the full year were Dan River, Inc. (textiles) and HEALTHSOUTH Corp. (health services). In addition, an underweight to WorldCom (telecommunications) also dampened return. WorldCom’s bonds rallied during the period in anticipation of the company’s emergence from bankruptcy. (As of 1/31/04, positions in Tyco and WorldCom were sold.)

6

Q: The fund employs leverage, that is, borrowed money. How would you describe this aspect of your strategy?

A: “Leverage” means that the fund can invest more money than the fund actually holds in assets. At the end of the period, it held a leveraged position of roughly 2.9%. This means that it held about $103 in investments for every $100 in assets. When the market environment is favorable, as it was in December and most of January, this is a positive for performance since the fund has more assets invested to take advantage of the rising market. Of course, a leveraged position would hurt performance when the market is falling. However, we have found enough attractive investment opportunities for the fund that we feel comfortable holding a leveraged position for the time being. In addition, interest rates are low enough that the fund’s borrowing costs are attractive relative to the yield the fund can receive from investing in below investment-grade securities.

Q: The high-yield market has come a long way in the past year. What factors could negatively affect its performance in 2004?

A: Terrorism, a disappointing economy, a spike in interest rates or a significant equity market correction are probably the largest factors that would negatively impact the high yield market over the near-term. Overall, we hold a positive view on the high yield sector and believe that the high yield market will likely outperform US Treasuries over the near-term as economic activity is more robust, defaults continue to decline, and the high yield market remains healthy. In addition, corporations continue to take steps to improve their financial health and corporate accountability. Given our positive outlook for the asset class as a whole, we will continue to remain modestly aggressive. Fundamental security analysis and diversification remain essential as a means of mitigating risk.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

7

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	1/31/03
Corporate Bonds	86%	76%
Foreign Bonds - US$ Denominated	14%	14%
Cash Equivalents, net*	-5%	7%
Convertible Bonds	1%	1%
US Government Backed	1%	—
Preferred Stocks	1%	—
Asset Backed	1%	1%
Foreign Bonds - Non US$ Denominated	1%	1%

	100%	100%

Corporate Bond Diversification	1/31/04	1/31/03
Consumer Discretionary	27%	35%
Industrials	16%	19%
Telecommunication Services	12%	9%
Materials	11%	13%
Energy	10%	9%
Utilities	8%	2%
Financials	7%	3%
Consumer Staples	4%	5%
Health Care	3%	3%
Information Technology	2%	2%

	100%	100%

*	Includes other assets and liabilities.

Asset allocation and corporate bond diversification are subject to change.

Quality	1/31/04	1/31/03
US Government Backed	1%	—
Cash Equivalents, net*	-5%	7%
BBB	2%	14%
BB	25%	28%
B	57%	42%
CCC	16%	6%
CC	1%	1%
Not Rated	3%	2%

	100%	100%

Effective Maturity (Excludes Cash Equivalents)	1/31/04	1/31/03
Less than 1 year	2%	1%
1 < 5 years	49%	27%
5 < 7 years	38%	41%
7 years or greater	11%	31%

	100%	100%

*	Includes other assets and liabilities.

Weighted average effective maturity: 7.91 years and 6.38 years, respectively.

Quality and effective maturity are subject to change. The ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund’s credit quality does not remove market risk.

For more complete details about the Fund’s investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

8

Investment Portfolio as of January 31, 2004

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 86.2%
Consumer Discretionary 23.5%
Advantica Restaurant Co.:
11.25%, 1/15/2008	415,000	323,700
12.75%, 9/30/2007	305,000	330,925
American Achievement Corp., Series B, 11.625%, 1/1/2007	495,000	556,875
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	745,000	723,581
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	425,000	431,375
Avalon Cable LLC, 11.875%, 12/1/2008	81,927	86,638
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	485,000	480,150
Boca Resorts, Inc., 9.875%, 4/15/2009	855,000	907,369
Buffets, Inc., 11.25%, 7/15/2010	770,000	847,000
Carmike Cinemas, Inc, 144A, 7.5%, 2/15/2014	335,000	332,086
Carrols Corp., 9.5%, 12/1/2008	260,000	267,800
Central Garden & Pet Co., 9.125%, 2/1/2013	220,000	243,100
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	760,000	509,200
9.625%, 11/15/2009	1,275,000	1,153,875
144A, 10.25%, 9/15/2010	1,250,000	1,325,000
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	555,000	604,950
Cinemark USA, Inc., Series B, 8.5%, 8/1/2008	405,000	422,212
Circus & Eldorado, 10.125%, 3/1/2012	570,000	609,900
CKE Restaurants, Inc., 9.125%, 5/1/2009	170,000	173,400
CSC Holdings, Inc.:
7.25%, 7/15/2008	95,000	101,412
7.875%, 12/15/2007	530,000	568,425
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,570,000	3,090,425
DIMON, Inc.:
144A, 7.75%, 6/1/2013	390,000	408,525
Series B, 9.625%, 10/15/2011	1,410,000	1,596,825
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,500,000	150
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	50,000	51,875
El Pollo Loco, Inc., 144A, 9.25%, 12/15/2009	285,000	292,125
Eldorado Resorts LLC, 10.5%, 8/15/2006	741,000	747,484
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	470,000	484,100
FTD, Inc., 144A, 7.75%, 2/15/2014	225,000	225,000
General Motors Corp., 8.25%, 7/15/2023	550,000	615,485
Group 1 Automotive, Inc., 144A, 8.25%, 8/15/2013	425,000	465,375
Herbst Gaming, Inc., Series B, 10.75%, 9/1/2008	1,240,000	1,395,000
Inn of the Mountain Gods Inc., 144A, 12.0%, 11/15/2010	345,000	377,775
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	695,000	625,500
International Game Technology, 8.375%, 5/15/2009	545,000	654,477
J.C. Penney Co., Inc., 6.875%, 10/15/2015	240,000	254,400
Jacobs Entertainment Co., 11.875%, 2/1/2009	550,000	616,000
Kellwood Co., 7.625%, 10/15/2017	240,000	264,000
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	555,000	644,494
Lin Television Corp., 144A, 6.5%, 5/15/2013	210,000	212,100
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	315,000	306,338
Mediacom LLC, 7.875%, 2/15/2011	375,000	375,937
Meritage Corp., 9.75%, 6/1/2011	165,000	185,625
Mortons Restaurant Group, 144A, 7.5%, 7/1/2010	150,000	142,500
Norcraft Co./Finance, 144A, 9.0%, 11/1/2011	230,000	247,250
Old Evangeline Downs, 13.0%, 3/1/2010	200,000	224,000
Penn National Gaming, Inc., 8.875%, 3/15/2010	165,000	179,850
Petro Stopping Centers/Financial Corp.:
144A, 9.0%, 2/15/2012	1,135,000	1,135,000
10.5%, 2/1/2007	1,350,000	1,380,375
Port Royal Holdings, Inc., 10.25%, 10/1/2007	355,000	356,775
Premier Entertainment Biloxi LLC\Finance, 144A, 10.75%, 2/1/2012	365,000	390,094
PRIMEDIA, Inc.:
7.625%, 4/1/2008	395,000	394,012
8.875%, 5/15/2011	375,000	391,875
Remington Arms Co., 10.5%, 2/1/2011	650,000	685,750
Renaissance Media Group, 10.0%, 4/15/2008	705,000	733,200
Rent-Way, Inc., 144A, 11.875%, 6/15/2010	290,000	325,525
Restaurant Co., Series B, 11.25%, 5/15/2008	509,581	507,034
River Rock Entertainment, 144A, 9.75%, 11/1/2011	540,000	584,550
Samsonite Corp., 10.75%, 6/15/2008	1,095,000	1,144,275
Schuler Homes, Inc., 10.5%, 7/15/2011	770,000	904,750
Scientific Games Corp., 12.5%, 8/15/2010	260,000	307,450
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	360,000	372,600
Simmons Co., 144A, 7.875%, 1/15/2014	545,000	547,725
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	445,000	480,600
8.75%, 12/15/2011	1,215,000	1,336,500
Six Flags, Inc., 8.875%, 2/1/2010	345,000	357,938
Sonic Automotive, Inc.:
Series B, 8.625%, 8/15/2013	775,000	821,500
144A, 8.625%, 8/15/2013	220,000	233,200
Toys “R” Us, Inc., 7.875%, 4/15/2013	205,000	221,895
Transwestern Publishing Co. LP, Series F, 9.625%, 11/15/2007	1,130,000	1,166,725
Trump Holdings & Funding, 11.625%, 3/15/2010	615,000	615,000
United Rentals North America, Inc., 144A, 6.5%, 2/15/2012	520,000	510,900
Vail Resorts, Inc., 144A, 6.75%, 2/15/2014	285,000	285,000
Venetian Casino Resort LLC, 144A, 11.0%, 6/15/2010	320,000	364,800
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	665,000	721,525
Williams Scotsman, Inc., 9.875%, 6/1/2007	595,000	597,975
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	380,000	404,700
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	470,000	427,700
Young Broadcasting, Inc., 144A, 8.75%, 1/15/2014	220,000	233,200

		44,621,736

9

Consumer Staples 3.0%
Agrilink Foods, Inc., 11.875%, 11/1/2008	221,000	234,260
Aurora Foods, Inc.:
Series E, 8.75%, 7/1/2008*	50,000	43,500
Series B, 9.875%, 2/15/2007*	170,000	147,900
Elizabeth Arden, Inc., 144A, 7.75%, 1/15/2014	285,000	292,125
General Nutrition Centers, 144A, 8.5%, 12/1/2010	265,000	276,925
Jostens Holding Corp., 144A, Step-up Coupon, 0% to 12/1/2008, 10.25% to 12/1/2013	490,000	328,300
National Beef Packing, 144A, 10.5%, 8/1/2011	265,000	287,525
Pilgrim’s Pride Corp., 9.625%, 9/15/2011	340,000	374,000
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	530,000	563,125
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	395,000	383,150
7.3%, 3/10/2019	582,038	544,205
Salton, Inc., 10.75%, 12/15/2005	170,000	173,825
Seminis, Inc., 144A, 10.25%, 10/1/2013	330,000	356,400
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	1,090,000	1,149,950
Swift & Co., 10.125%, 10/1/2009	310,000	337,900
United Agri Products, Inc., 144A, 8.25%, 12/15/2011	215,000	225,750

		5,718,840

Energy 8.3%
Avista Corp., 9.75%, 6/1/2008	1,405,000	1,686,000
Citgo Petroleum Corp., 11.375%, 2/1/2011	1,590,000	1,900,050
Continental Resources, Inc., 10.25%, 8/1/2008	940,000	968,200
Edison Mission Energy:
Series B, 3.14%, 12/15/2004	107,000	104,860
Series A, 3.39%, 12/15/2003	108,000	105,840
7.73%, 6/15/2009	1,860,000	1,836,750
Gulfterra Energy Partners, LP, Series B, 6.25%, 6/1/2010	140,000	145,600
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	650,000	656,500
Mission Energy Holding, 13.5%, 7/15/2008	400,000	424,000
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	495,000	508,612
On Semiconductor Corp., 13.0%, 5/15/2008	655,000	763,075
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	345,000	370,875
Series B, 10.125%, 11/15/2009	890,000	965,650
Pioneer Natural Resources Co., 9.625%, 4/1/2010	830,000	1,050,083
Southern Natural Gas, 8.875%, 3/15/2010	595,000	660,450
Stone Energy Corp., 8.25%, 12/15/2011	810,000	886,950
Trico Marine Services, 8.875%, 5/15/2012	520,000	400,400
Westport Resources Corp., 8.25%, 11/1/2011	565,000	621,500
Williams Cos., Inc.:
8.125%, 3/15/2012	460,000	496,800
8.75%, 3/15/2032	310,000	335,575
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	440,000	448,800
Wiser Oil Co., 9.5%, 5/15/2007	520,000	522,600

		15,859,170

10

Financials 6.0%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	975,000	999,375
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	54,000	49,410
144A, 8.5%, 1/31/2012	635,000	619,125
AmeriCredit Corp., 9.25%, 5/1/2009	1,000,000	1,080,000
ASAT Financial LLC, 12.5%, 11/1/2006	19,500	20,621
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	190,000	121,642
CB Richard Ellis Services, Inc., 9.75%, 5/15/2010	400,000	454,000
Dollar Financial Group, Inc., 144A, 9.75%, 11/15/2011	415,000	439,900
Eaton Vance Corp., CDO II, Series C, (PIK), 13.68%, 7/15/2012	1,670,516	16,705
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	780,000	858,000
Ford Motor Credit Co., 7.0%, 10/1/2013	130,000	137,295
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	120,000	0
Global Exchange Services, 10.17%, 7/15/2008	455,000	432,250
IOS Capital LLC, 7.25%, 6/30/2008	535,000	573,787
iStar Financial, Inc.:
6.0%, 12/15/2010	300,000	312,750
6.5%, 12/15/2013	110,000	114,125
LaBranche & Co., Inc., 12.0%, 3/2/2007	95,000	95,950
PEI Holding, Inc., 11.0%, 3/15/2010	375,000	436,875
Poster Financial Group, 144A, 8.75%, 12/1/2011	520,000	547,950
PXRE Capital Trust I, 8.85%, 2/1/2027	360,000	338,400
Qwest Capital Funding, Inc.:
6.5%, 11/15/2018	410,000	360,800
7.75%, 2/15/2031	415,000	383,875
R.H. Donnelly Finance Corp. I:
10.875%, 12/15/2012	690,000	822,825
144A, 10.875%, 12/15/2012	380,000	453,150
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	470,000	486,450
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	410,000	284,950
Universal City Development, 144A, 11.75%, 4/1/2010	500,000	593,750
WMC Finance Co., 144A, 11.75%, 12/15/2008	390,000	389,025

		11,422,985

Health Care 3.0%
AmerisourceBergen Corp., 7.25%, 11/15/2012	705,000	754,350
Biovail Corp., 7.875%, 4/1/2010	850,000	871,250
Genesis Healthcare Corp., 144A, 8.0%, 10/15/2013	125,000	130,938
HEALTHSOUTH Corp., 7.625%, 6/1/2012	285,000	275,737
HMP Equity Holdings Corp., 144A, Zero Coupon, 5/15/2008	500,000	387,500
NeighborCare, Inc., 144A, 6.875%, 11/15/2013	210,000	216,825
Norcross Safety Products LLC, 144A, 9.875%, 8/15/2011	295,000	330,400
Tenet Healthcare Corp.:
6.375%, 12/1/2011	2,155,000	1,971,825
7.375%, 2/1/2013	720,000	687,600

		5,626,425

11

Industrials 13.3%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	400,000	430,000
Allied Waste Industries:
7.4%, 9/15/2035	570,000	552,900
9.25%, 5/1/2021	305,000	338,550
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011	225,000	219,938
Series B, 8.875%, 4/1/2008	510,000	570,562
AMI Semiconductor, Inc., 10.75%, 2/1/2013	234,000	276,705
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	470,000	526,400
Argo-Tech Corp., 8.625%, 10/1/2007	620,000	623,100
Atrium Companies, Inc.:
Series B, 10.5%, 5/1/2009	60,000	63,900
144A, 10.5%, 5/1/2009	210,000	223,650
AutoNation, Inc., 9.0%, 8/1/2008	180,000	207,000
Avondale Mills, Inc., 10.25%, 7/1/2013	685,000	445,250
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	715,000	765,050
Collins & Aikman Products, 10.75%, 12/31/2011	950,000	931,000
Congoleum Corp., 8.625%, 8/1/2008*	345,000	210,450
Continental Airlines, Inc., 8.0%, 12/15/2005	300,000	289,500
Corrections Corp. of America, 9.875%, 5/1/2009	660,000	737,550
CP Ships Ltd., 10.375%, 7/15/2012	730,000	846,800
CSK Auto, Inc., 144A, 7.0%, 1/15/2014	170,000	166,600
Dana Corp., 7.0%, 3/1/2029	775,000	747,875
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	530,000	298,125
Delta Air Lines, Inc.:
7.7%, 12/15/2005	415,000	386,987
7.9%, 12/15/2009	375,000	300,000
Eagle-Picher, Inc., 9.75%, 9/1/2013	525,000	577,500
Evergreen International Aviation, 144A, 12.0%, 5/15/2010	380,000	281,200
Golden State Petroleum Transportation, 8.04%, 2/1/2019	300,000	305,772
GS Technologies, 12.0%, 9/1/2004*	630,536	3,153
Hercules, Inc., 11.125%, 11/15/2007	1,327,000	1,605,670
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	445,000	491,725
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	660,000	750,750
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	240,000	266,400
Kansas City Southern:
7.5%, 6/15/2009	70,000	72,362
9.5%, 10/1/2008	755,000	846,544
Metaldyne Corp., 144A, 10.0%, 11/1/2013	395,000	400,925
Millennium America, Inc.:
7.625%, 11/15/2026	770,000	739,200
9.25%, 6/15/2008	1,570,000	1,711,300
144A, 9.25%, 6/15/2008	395,000	430,550
Mobile Mini, Inc., 9.5%, 7/1/2013	555,000	610,500
Motors and Gears, Inc., Series D, 10.75%, 11/15/2006	530,000	471,700
Nortek Holdings, Inc., 144A, Step-up Coupon, 0% to 11/15/2007, 10% to 5/15/2011	90,000	69,300
Overseas Shipholding Group, 8.75%, 12/1/2013	200,000	226,250
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	730,000	43,800
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	400,000	436,000
Republic Engineered Products LLC, 10.0%, 8/16/2009	425,412	233,977
Resolution Performance Products LLC, 13.5%, 11/15/2010	615,000	547,350
Seabulk International, Inc., 9.5%, 8/15/2013	600,000	636,000
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	750,000	747,187
Tech Olympic USA, Inc., 10.375%, 7/1/2012	445,000	511,750
Tenneco Automotive, Inc., Series B, 11.625%, 10/15/2009	555,000	596,625
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	365,000	427,963
Thermadyne Holdings Corp., 144A, 9.25%, 2/1/2014	475,000	480,938
Westlake Chemical Corp., 8.75%, 7/15/2011	620,000	675,800

		25,356,083

12

Information Technology 1.5%
Activant Solutions, Inc., 10.5%, 6/15/2011	195,000	213,525
Communications & Powers Industry, Inc., 144A, 8.0%, 2/1/2012	340,000	350,200
DigitalNet, Inc., 9.0%, 7/15/2010	359,000	384,130
Lucent Technologies, Inc.:
6.45%, 3/15/2029	740,000	621,600
7.25%, 7/15/2006	380,000	390,450
Mediacom Broadband LLC, 11.0%, 7/15/2013	300,000	330,000
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	275,000	299,750
ViaSystems, Inc., 144A, 10.5%, 1/15/2011	265,000	286,200

		2,875,855

Materials 9.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	650,000	565,500
ARCO Chemical Co., 9.8%, 2/1/2020	1,805,000	1,850,125
Buckeye Technologies, Inc., 8.5%, 10/1/2013	180,000	195,750
Caraustar Industries, Inc., 9.875%, 4/1/2011	465,000	506,850
Dan River, Inc., 144A, 12.75%, 4/15/2009	175,000	55,125
Dayton Superior Corp.:
144A, 10.75%, 9/15/2008	425,000	446,250
13.0%, 6/15/2009	470,000	418,300
DIMAC Corp., 144A, 12.5%, 10/1/2008*	120,000	0
Equistar Chemicals LP:
8.75%, 2/15/2009	2,040,000	2,096,100
144A, 10.625%, 5/1/2011	195,000	211,575
Fibermark, Inc., 10.75%, 4/15/2011	890,000	623,000
Foamex LP, 10.75%, 4/1/2009	495,000	455,400
Fonda Group, Inc., Series B, 9.5%, 3/1/2007	290,000	292,900
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	640,000	176,000
Georgia-Pacific Corp.:
7.375%, 12/1/2025	855,000	822,937
7.7%, 6/15/2015	505,000	528,988
144A, 8.0%, 1/15/2024	1,085,000	1,101,275
9.375%, 2/1/2013	945,000	1,065,487
Hexcel Corp., 144A, 9.75%, 1/15/2009	280,000	290,500
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	600,000	681,000
Huntsman International LLC, 144A, 11.625%, 10/15/2010	270,000	282,150
Huntsman Packaging Corp., 13.0%, 6/1/2010	270,000	243,000
IMC Global, Inc., 144A, 10.875%, 8/1/2013	1,015,000	1,258,600
Neenah Corp.:
144A, 11.0%, 9/30/2010	289,000	317,900
144A, 13.0%, 9/30/2013	409,433	415,574
Omnova Solutions, Inc., 11.25%, 6/1/2010	175,000	194,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013	665,000	711,550
Pliant Corp.:
11.125%, 9/1/2009	500,000	525,000
13.0%, 6/1/2010	85,000	76,500
Portola Packaging, Inc., 144A, 8.25%, 2/1/2012	135,000	139,725
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	345,000	383,813
Texas Industries, Inc., 10.25%, 6/15/2011	185,000	212,750
TriMas Corp., 9.875%, 6/15/2012	545,000	583,150
United States Steel LLC, 9.75%, 5/15/2010	665,000	754,775
US Can Corp., Series B, 12.375%, 10/1/2010	315,000	292,950

		18,774,749

13

Telecommunication Services 10.8%
American Cellular Corp., Series B, 10.0%, 8/1/2011	1,410,000	1,558,050
American Tower Corp, 144A, 7.5%, 5/1/2012	240,000	232,800
American Tower Corp.:
144A, 7.25%, 12/1/2011	135,000	138,712
9.375%, 2/1/2009 (d)	1,140,000	1,211,250
American Tower Escrow Corp., Zero Coupon, 8/1/2008	745,000	521,500
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	525,000	527,625
8.375%, 1/15/2014	1,325,000	1,407,812
Crown Castle International Corp.:
144A, 7.5%, 12/1/2013	185,000	189,162
144A, 7.5%, 12/1/2013	270,000	276,075
9.375%, 8/1/2011	640,000	710,400
Dobson Communications Corp., 8.875%, 10/1/2013	1,085,000	1,120,263
Insight Midwest LP:
9.75%, 10/1/2009	450,000	468,000
10.5%, 11/1/2010	345,000	366,562
144A, 10.5%, 11/1/2010	185,000	196,563
LCI International, Inc., 7.25%, 6/15/2007	800,000	776,000
Level 3 Communications, Inc.:
10.5%, 12/01/2008	325,000	321,750
11.0%, 3/15/2008	330,000	333,300
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	440,000	475,200
Nextel Communications, Inc., 6.875%, 10/31/2013	120,000	127,200
Nextel Partners, Inc.:
8.125%, 7/1/2011	885,000	933,675
11.0%, 3/15/2010	225,000	246,375
12.5%, 11/15/2009	65,000	74,425
Nortel Networks Ltd.:
6.125%, 2/15/2006	395,000	411,788
7.4%, 6/15/2006	380,000	406,600
Northern Telecom Capital, 7.875%, 6/15/2026	795,000	846,675
Qwest Communications International, Inc., 144A, 4.63%, 2/15/2009	475,000	475,000
Qwest Corp.:
5.625%, 11/15/2008	840,000	831,600
6.875%, 7/15/2028	435,000	368,700
7.25%, 9/15/2025	1,005,000	1,005,000
7.25%, 10/15/2039	200,000	199,000
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	1,400,000	1,687,000
144A, 14.0%, 12/15/2014	663,000	835,380
SBA Communications Corp., 144A, Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	715,000	511,225
Triton PCS, Inc., 8.5%, 6/1/2013	125,000	136,875
Western Wireless Corp., 9.25%, 7/15/2013	475,000	509,438

		20,436,980

14

Utilities 6.9%
Calpine Corp.:
3.39%, 11/16/2004	1,000,000	980,000
8.5%, 2/15/2011	715,000	586,300
144A, 8.5%, 7/15/2010	2,255,000	2,187,350
CMS Energy Corp.:
7.5%, 1/15/2009	420,000	437,850
144A, 7.75%, 8/1/2010	265,000	280,900
8.5%, 4/15/2011	945,000	1,025,325
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	2,490,000	2,465,100
Illinova Corp., 11.5%, 12/15/2010	515,000	615,425
MSW Energy Holdings/Finance, 8.5%, 9/1/2010	180,000	198,000
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	2,545,000	2,646,779
PG&E Corp., 144A, 6.875%, 7/15/2008	475,000	517,750
Sensus Metering Systems, 144A, 8.625%, 12/15/2013	400,000	420,000
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	620,000	682,000

		13,042,779

Total Corporate Bonds (Cost $158,037,456)		163,735,602

Foreign Bonds - US$ Denominated 14.1%
Alestra SA de RL de CV, 8.0%, 6/30/2010	500,000	427,500
Antenna TV SA, 9.0%, 8/1/2007	267,000	271,005
Avecia Group PLC, 11.0%, 7/1/2009	800,000	752,000
Axtel SA, 144A, 11.0%, 12/15/2013	645,000	656,287
Burns, Philp & Co., Ltd., 144A, 9.75%, 7/15/2012	470,000	509,950
Cascades, Inc., 7.25%, 2/15/2013	765,000	824,287
Conproca SA de CV:
12.0%, 6/16/2010	100,000	130,000
144A, 12.0%, 6/16/2010	350,000	455,000
Corp Durango SA de Cu, 144A, 13.75%, 7/15/2009*	300,000	193,500
Crown Euro Holdings SA, 10.875%, 3/1/2013	720,000	846,000
Dolphin Telecom PLC, Series B, Step-Up Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	997,190	100
Eircom Funding, 8.25%, 8/15/2013	495,000	551,925
Embratel Participacoes SA, 144A, 11.0%, 12/15/2008	460,000	450,800
Euramax International PLC, 144A, 8.5%, 8/15/2011	445,000	473,925
Fage Dairy Industry SA, 9.0%, 2/1/2007	940,000	951,750
Federal Republic of Brazil:
8.25%, 1/20/2034	90,000	79,515
8.875%, 4/15/2024	255,000	238,425
Gazprom OAO, 144A, 9.625%, 3/1/2013	755,000	838,050
Global Telesystems, Inc.:
10.875%, 6/15/2008*	110,000	11
11.5%, 12/15/2007*	330,000	33
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	86,000	47,300
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	765,000	787,950
Innova S. de R.L.:
144A, 9.375%, 9/19/2013	630,000	672,525
12.875%, 4/1/2007	49,045	49,536
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	745,000	823,225
LeGrand SA, 8.5%, 2/15/2025	600,000	657,000
Luscar Coal Ltd., 9.75%, 10/15/2011	395,000	448,325
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	855,000	893,475
Mobifon Holdings BV, 12.5%, 7/31/2010	670,000	793,950
Mobile Telesystems Financial SA, 144A, 8.375%, 10/14/2010	495,000	510,469
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	620,000	652,550
PTC International Finance II SA, 11.25%, 12/1/2009	290,000	316,100
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	50,000	13,750
Series BGL5, 11.375%, 1/30/2017*	380,000	110,200
11.375%, 3/15/2010*	1,030,000	290,975
11.75%, 4/7/2009*	310,000	86,800
Series 2031, 12.0%, 6/19/2031*	153,700	38,425
12.375%, 2/21/2012*	660,000	184,800
Republic of Venezuela, 9.25%, 9/15/2027	365,000	322,113
Royal Caribbean Cruises, 7.5%, 10/15/2027	380,000	378,100
Shaw Communications, Inc., 8.25%, 4/11/2010	195,000	226,200
Sistema Capital SA, 144A, 8.875%, 1/28/2011	405,000	403,987
Stena AB:
144A, 7.5%, 11/1/2013	230,000	244,950
9.625%, 12/1/2012	135,000	154,238
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,475,000	914,500
Tembec Industries, Inc., 144A, 8.5%, 2/1/2011	1,740,000	1,687,800
TFM SA de CV:
10.25%, 6/15/2007	1,355,000	1,415,975
11.75%, 6/15/2009	545,000	553,175
12.5%, 6/15/2012	710,000	812,950
Ukraine Government, 144A, 7.65%, 6/11/2013	395,000	403,394
Vale Overseas Ltd., 8.25%, 1/17/2034	865,000	787,150
Vicap SA, 11.375%, 5/15/2007	580,000	582,900
Vitro SA de CV, 144A, 11.75%, 11/1/2013	525,000	517,125
Vivendi Universal SA, Series B, 9.25%, 4/15/2010	1,255,000	1,468,350

Total Foreign Bonds - US$ Denominated (Cost $26,755,199)		26,900,325

15

Foreign Bonds - Non US$ Denominated 1.4%
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	980,000	1,221,619
Huntsman International LLC, 10.125%, 7/1/2009 EUR	510,000	619,847
HTM Sport & Freizietgerate, 8.5%, 2/1/2014 EUR	95,000	117,830
Republic of Argentina:
8.0%, 2/26/2008* EUR	260,000	76,974
10.0%, 2/26/2008* EUR	355,000	105,100
10.25%, 2/6/2049* EUR	398,808	120,555
10.5%, 11/29/2049* EUR	168,726	50,478
11.25%, 4/10/2006* EUR	25,565	8,126
12.0%, 9/19/2016* EUR	25,565	8,063
Rhodia SA, 144A, 9.25%, 6/1/2011 EUR	265,000	279,134

Total Foreign Bonds - Non US$ Denominated (Cost $2,340,062)		2,607,726

Convertible Bonds 1.0%
Aristocrat Leisure Ltd., 144A, 5.0%, 5/31/2006	730,000	708,100
Aspen Technology, Inc., 5.25%, 6/15/2005	160,000	156,800
DIMON, Inc., 6.25%, 3/31/2007	365,000	346,750
Parker Drilling Co., 5.5%, 8/1/2004 (d)	616,000	622,160

Total Convertible Bonds (Cost $1,779,358)		1,833,810

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP, “D1”, Series 1, 144A, 13.054%, 10/31/2007	1,000,000	918,400
MMCA Automobile Trust, “C”, Series 2002-1, 6.2%, 1/15/2010	221,106	186,995

Total Asset Backed (Cost $1,182,413)		1,105,395

US Government Backed 0.6%
US Treasury Bond, 5.375%, 2/15/2031 (d)	980,000	1,039,412
US Treasury Note, 3.375%, 12/15/2008 (d)	200,000	202,180

Total US Government Backed (Cost $1,226,277)		1,241,592

16

	Shares	Value ($)
Common Stocks 0.2%
Catalina Restaurant Group, Inc.*	2,211	3,538
ICG Communications, Inc.*	883	82
IMPSAT Fiber Networks, Inc.*	16,780	123,752
MEDIQ, Inc., 144A*	921	3,324
Millennium Chemicals, Inc.	13,000	164,710
Viatel, Inc.*	6,136	0
XO Communications, Inc.*	1,386	10,132

Total Common Stocks (Cost $3,249,658)		305,538

Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A*	1,230	12
Globalstar Telecom LP, 144A*	1,000	0
Orbital Imaging Corp., 144A*	700	0
XO Communications, Inc., “A”*	2,773	9,706
XO Communications, Inc., “B”*	2,080	6,240
XO Communications, Inc., “C”*	2,080	5,200

Total Warrants (Cost $0)		21,158

Preferred Stocks 0.6%
Alamosa Holdings, Inc. “B”	128	58,240
Paxson Communications Corp. (PIK)	94	930,600
TNP Enterprises, Inc. “D”	2,211	258,716

Total Preferred Stocks (Cost $1,103,828)		1,247,556

Convertible Preferred Stocks 0.5%
Hercules Trust II “Unit”	1,145	916,000
World Access, Inc., “D”*	790	0

Total Convertible Preferred Stocks (Cost $1,885,028)		916,000

	Units	Value ($)
Other 0.0%
SpinCycle, Inc.*	2,283	12,899
SpinCycle, Inc., “F”*	16	90

Total Other (Cost $5,580)		12,989

	Shares	Value ($)
Cash Equivalents 1.4%
Daily Assets Fund Institutional, 1.06% (e) (f)	2,502,865	2,502,865
Scudder Cash Management QP Trust, 1.09% (b)	95,454	95,454

Total Cash Equivalents (Cost $2,598,319)		2,598,319

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $200,163,178) (a)	106.6	202,526,010
Notes payable	(2.9)	(5,500,000)
Other Assets and Liabilities, Net	(3.7)	(7,009,585)

Net Assets	100.0	190,016,425

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a)	The cost for federal income tax purposes was $200,936,177. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,589,833. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,610,423 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,020,590.
(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Principal amount in US dollars unless otherwise noted.
(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2004 amounted to $2,417,319, which is 1.3% of total net assets.
(e)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents collateral held in connection with securities lending.

PIK	denotes that interest or dividend is paid in kind.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

17

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004

Assets
Investments:
Investments in securities, at value (cost $197,564,859)	$199,927,691
Investment in Daily Assets Fund Institutional (cost $2,502,865)*	2,502,865
Investment in Scudder Cash Management QP Trust (cost $95,454)	95,454

Total investments in securities, at value (cost $200,163,178)	202,526,010

Cash	1,924,480
Foreign currency, at value (cost $55,245)	55,034
Receivable for investments sold	2,558,698
Interest receivable	4,329,953
Receivable for Fund shares sold	683,746

Total assets	212,077,921

Liabilities
Payable upon return of securities loaned	2,502,865
Payable for investments purchased	13,120,353
Note payable	5,500,000
Payable for Fund shares redeemed	734,035
Accrued management fee	102,333
Other accrued expenses and payables	101,910

Total liabilities	22,061,496

Net assets, at value	$190,016,425

Net Assets
Net assets consist of:
Undistributed net investment income	1,617,503
Net unrealized appreciation (depreciation) on: Investments	2,362,832
Foreign currency related transactions	7,576
Accumulated net realized gain (loss)	(61,927,855)
Paid-in capital	247,956,369

Net assets, at value	$190,016,425

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

18

Statement of Assets and Liabilities as of January 31, 2004 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($18,252,692 / 1,938,999 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.41
Maximum offering price per share (100 / 95.5 of $9.41)	$9.85
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,757,122 / 1,355,821 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.41
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,703,384 / 499,532 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.42
Maximum offering price per share (100 / 99.00 of $9.42)	$9.52
Class AARP
Net Asset Value, offering and redemption price(a) per share ($39,609,978 / 4,180,412 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.48
Class S
Net Asset Value, offering and redemption price(a) per share ($114,693,249 / 12,182,207 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.41

(a)	Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

19

Statement of Operations for the year ended January 31, 2004

Investment Income
Income:
Interest	$15,327,134
Interest - Scudder Cash Management QP Trust	61,540
Dividends	138,250
Securities lending income	2,622

Total Income	15,529,546

Expenses:
Management fee	962,170
Administrative fee	493,221
Distribution service fees	180,676
Trustees’ fees and expenses	10,680
Interest expense	41,561
Other	12,907

Total expenses, before expense reductions	1,701,215
Expense reductions	(1,173)

Total expenses, after expense reductions	1,700,042

Net investment income	13,829,504

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	3,054,901
Foreign currency related transactions	(106,793)

2,948,108
Net unrealized appreciation (depreciation) during the period on: Investments	18,454,618
Foreign currency related transactions	17,179

18,471,797

Net gain (loss) on investment transactions	21,419,905

Net increase (decrease) in net assets resulting from operations	$35,249,409

The accompanying notes are an integral part of the financial statements.

20

Statement of Changes in Net Assets

	Years Ended January 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$13,829,504	$13,692,818
Net realized gain (loss) on investment transactions	2,948,108	(22,673,071)
Net unrealized appreciation (depreciation) on investment transactions during the period	18,471,797	9,097,216

Net increase (decrease) in net assets resulting from operations	35,249,409	116,963

Distributions to shareholders from:
Net investment income:
Class A	(1,098,251)	(818,926)
Class B	(839,022)	(791,406)
Class C	(255,039)	(201,063)
Class AARP	(2,210,204)	(1,241,401)
Class S	(8,929,792)	(10,403,197)
Fund share transactions:
Proceeds from shares sold	74,070,951	50,159,162
Reinvestment of distributions	7,965,119	8,447,684
Cost of shares redeemed	(47,995,413)	(59,550,631)
Redemption fees	50,177	53,091
Net increase (decrease) in net assets from Fund share transactions	34,090,834	(890,694)

Increase (decrease) in net assets	56,007,935	(14,229,724)
Net assets at beginning of period	134,008,490	148,238,214

Net assets at end of period (including undistributed net investment income of $1,617,503 and $837,480, respectively)	$190,016,425	$134,008,490

The accompanying notes are an integral part of the financial statements.

21

Financial Highlights

Class A

Years Ended January 31,	2004		2003		2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.19		$8.99		$9.48

Income (loss) from investment operations:
Net investment income[b]	.75		.83		.52
Net realized and unrealized gain (loss) on investment transactions	1.20		(.82)[c]		(.51)

Total from investment operations	1.95		.01		.01

Less distributions from:
Net investment income	(.73)		(.81)		(.51)
Redemption fees	.00	***	.00	***	.01

Net asset value, end of period	$9.41		$8.19		$8.99

Total Return (%)[d]	24.91		.40	[c]	.31	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18		11		9
Ratio of expenses (%)	1.21		1.09		1.23	*
Ratio of net investment income (%)	8.53		9.91		9.24	*
Portfolio turnover rate (%)	173		117		61

[a]	For the period from June 25, 2001 (commencement of operations of Class A shares) to January 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[d]	Total return does not reflect the effect of any sales charge.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

22

Class B

Years Ended January 31,	2004		2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.18		$8.99	$9.48

Income (loss) from investment operations:
Net investment income[b]	.68		.76	.47
Net realized and unrealized gain (loss) on investment transactions	1.21		(.83)[c]	(.50)

Total from investment operations	1.89		(.07)	(.03)

Less distributions from:
Net investment income	(.66)		(.74)	(.47)
Redemption fees	.00	***	.00 ***	.01

Net asset value, end of period	$9.41		$8.18	$8.99

Total Return (%)[d]	23.79		(.41)[c]	(.17	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		9	9
Ratio of expenses (%)	2.03		1.91	2.03	*
Ratio of net investment income (%)	7.71		9.09	8.44	*
Portfolio turnover rate (%)	173		117	61

[a]	For the period from June 25, 2001 (commencement of operations of Class B shares) to January 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[d]	Total return does not reflect the effect of any sales charge.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

23

Class C

Years Ended January 31,	2004		2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.19		$8.99	$9.48

Income (loss) from investment operations:
Net investment income[b]	.69		.76	.47
Net realized and unrealized gain (loss) on investment transactions	1.20		(.81)[c]	(.50)

Total from investment operations	1.89		(.05)	(.03)

Less distributions from:
Net investment income	(.66)		(.75)	(.47)
Redemption fees	.00	***	.00 ***	.01

Net asset value, end of period	$9.42		$8.19	$8.99

Total Return (%)[d]	23.94		(.39)[c]	(.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		3	2
Ratio of expenses (%)	1.98		1.86	2.00	*
Ratio of net investment income (%)	7.75		9.14	8.47	*
Portfolio turnover rate (%)	173		117	61

[a]	For the period from June 25, 2001 (commencement of operations of Class C shares) to January 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[d]	Total return does not reflect the effect of any sales charge.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

24

Class AARP

Years Ended January 31,	2004		2003		2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$8.23		$9.03		$10.13	$10.20

Income (loss) from investment operations:
Net investment income[c]	.78		.84		.88	.36
Net realized and unrealized gain (loss) on investment transactions	1.22		(.81)[d]		(1.07)	(.10)

Total from investment operations	2.00		.03		(.19)	.26

Less distributions from:
Net investment income	(.75)		(.83)		(.92)	(.35)
Redemption fees	.00	***	.00	***	.01	.02

Net asset value, end of period	$9.48		$8.23		$9.03	$10.13

Total Return (%)	25.21		.79	[d]	(1.76)	2.89	[e]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40		15		11	2
Ratio of expenses before expense reductions (%)	.95		.91		.95	.94	*
Ratio of expenses after expense reductions (%)	.95		.91		.95	.93	*
Ratio of net investment income (%)	8.78		10.09		9.32	11.18	*
Portfolio turnover rate (%)	173		117		61	63

[a]	As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[b]	For the period from October 2, 2000 (commencement of operations of Class AARP shares) to January 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[e]	Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

25

Class S

Years Ended January 31,	2004		2003		2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$8.18		$9.00		$10.12	$11.36	$12.40

Income (loss) from investment operations:
Net investment income[b]	.77		.84		.88	1.10	1.16
Net realized and unrealized gain (loss) on investment transactions	1.21		(.83)[c]		(1.09)	(1.23)	(1.06)

Total from investment operations	1.98		.01		(.21)	(.13)	.10

Less distributions from:
Net investment income	(.75)		(.83)		(.92)	(1.12)	(1.15)
Redemption fees	.00	*	.00	*	.01	.01	.01

Net asset value, end of period	$9.41		$8.18		$9.00	$10.12	$11.36

Total Return (%)	25.25		.56	[c]	(1.97)	(.84)[d]	1.04 [d]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115		97		117	127	153
Ratio of expenses before expense reductions (%)	.95		.91		.95	1.18 [e]	1.09
Ratio of expenses after expense reductions (%)	.95		.91		.95	.82 [e]	.75
Ratio of net investment income (%)	8.78		10.09		9.32	10.61	9.68
Portfolio turnover rate (%)	173		117		61	63	53

[a]	As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding during the period.
[c]	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.14% and .80%, respectively.
*	Amount is less than $.005.

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Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Opportunity Fund (the “Fund”), is a diversified series of Scudder Portfolio Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

27

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $60,876,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($1,949,000), January 31, 2008 ($7,098,000), January 31, 2009 ($13,824,000), January 31, 2010 ($13,608,000), January 31, 2011 ($21,052,000) and January 31, 2012, ($3,345,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations imposed by Section 3842-384 of the Internal Revenue Code.

In addition, from November 1, 2003 through January 31, 2004, the Fund incurred approximately $303,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2004, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$1,637,908
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(60,876,000)
Net unrealized appreciation (depreciation) on investments	$1,589,833

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2004	2003
Distributions from ordinary income*	$13,332,308	$13,455,993

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

28

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $315,566,853 and $263,295,351, respectively. Purchases and sales of US Treasury obligations aggregated $7,938,785 and $7,874,764, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund’s average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, 0.525% of the next $500,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended January 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.60% of the Fund’s average daily net assets.

Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.325%, 0.375%, 0.350%, 0.30% and 0.30% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e. custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

29

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

For the year ended January 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2004
Class A	$43,439	$4,892
Class B	42,923	4,209
Class C	12,060	1,468
Class AARP	78,897	10,023
Class S	315,902	29,640

	$493,221	$50,232

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2004
Class B	$85,780	$8,626
Class C	25,826	3,180

	$111,606	$11,806

In addition SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For year ended January 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2004	Effective Rate
Class A	$31,865		$8,093.24%
Class B	28,657		5,656.25%
Class C	8,548		2,085.25%

	$69,070		$15,834

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2004 aggregated $10,904. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended January 31, 2004.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the the year ended January 31, 2004, the CDSC for Class B and Class C shares aggregated $16,235 and $138, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the the year ended January 31, 2004, SDI received $9,720.

30

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the year ended January 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,173 for custodian credits earned.

F. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

G. Line of Credit

The Fund through June 29, 2003 and several other affiliated funds (the “Participants”) shared in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent.

31

H. Credit Facility

Effective June 30, 2003, the Fund entered into a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Fleet National Bank not to exceed $35,000,000 at any one time and which is available until June 29, 2004. The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. The Fund may borrow up to a maximum of 20% of its net assets under the agreement.

At January 31, 2004, $5,500,000 was outstanding. Interest expense incurred on the borrowings amounted to $41,561 for the year ended January 31, 2004. The average dollar amount of the borrowings was $9,765,686 and the weighted average interest rate on these borrowings was 1.488%.

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2004		Year Ended January 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,805,244	$15,998,541	1,712,961	$14,046,980
Class B	689,833	6,041,307	357,678	2,997,645
Class C	440,754	3,914,573	188,992	1,525,579
Class AARP	2,856,972	25,458,994	1,133,423	9,587,850
Class S	2,561,791	22,657,536	2,566,723	22,001,108

		$74,070,951		$50,159,162

Shares issued to shareholders in reinvestment of distributions
Class A	78,603	$694,304	62,161	$516,506
Class B	52,543	461,763	54,651	455,321
Class C	17,853	157,143	18,886	155,895
Class AARP	132,973	1,183,975	87,702	732,052
Class S	623,287	5,467,934	790,724	6,587,910

		$7,965,119		$8,447,684

Shares redeemed
Class A	(1,299,789)	$(11,341,053)	(1,410,074)	$(11,836,680)
Class B	(490,047)	(4,371,955)	(342,752)	(2,840,787)
Class C	(272,003)	(2,396,469)	(121,832)	(987,403)
Class AARP	(585,358)	(5,219,899)	(663,130)	(5,550,205)
Class S	(2,820,409)	(24,666,037)	(4,545,093)	(38,335,556)

		$(47,995,413)		$(59,550,631)

Redemption fees		$50,177		$53,091

Net increase (decrease)
Class A	584,058	$5,351,792	365,048	$2,726,806
Class B	252,329	2,131,115	69,577	612,179
Class C	186,604	1,675,247	86,046	694,071
Class AARP	2,404,587	21,448,525	557,995	4,796,084
Class S	364,669	3,484,155	(1,187,646)	(9,719,834)

		$34,090,834		$(890,694)

32

Report of Independent Auditors

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder High Income Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder High Income Opportunity Fund (the “Fund”) at January 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 25, 2004	PricewaterhouseCoopers LLP

33

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

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Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of January 31, 2004. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Dawn-Marie Driscoll (1946) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

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Interested Trustees and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (1945) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	201

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda H. Stebbins (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
[3]	Address: One South Street, Baltimore, Maryland
[4]	Address: 345 Park Avenue, New York, New York

The fund’s Statement of Additional Information (“SAI”) includes additional information about the fund’s Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

36

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines	ScudderACCESS (800) 972-3060
Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SYOAX	SYOBX	SYOCX
CUSIP Number	811192-848	811192-830	811192-822
Fund Number	447	647	747

37

	AARP Investment Program Shareholders	Scudder Class S Shareholders

Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S

Nasdaq Symbol	SHYIX	SHBDX

Fund Number	147	047

38

Notes

39

Notes

40

[Scudder Investments logo]

Scudder High Income

Opportunity Fund

Semiannual Report to Shareholders

July 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. The portfolio can leverage, or borrow money against, up to 20% of its total assets to buy additional securities. This could result in a lower net asset value than if the portfolio had not borrowed. All of these factors may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 25, 2001 are derived from the historical performance of Class S shares of the Scudder High Income Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/04

Scudder High Income Opportunity Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	1.32%	14.07%	7.91%	4.34%	6.30%
Class B	1.01%	13.14%	7.04%	3.52%	5.45%
Class C	.93%	13.18%	7.07%	3.55%	5.48%
CS First Boston High Yield Index+	1.81%	14.09%	11.18%	6.63%	7.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++	Total returns shown for periods less than one year are not annualized.
*	The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value:
7/31/04	$9.15	$9.15	$9.15
1/31/04	$9.41	$9.41	$9.42

Distribution Information:
Six Months:
Income Dividends as of 7/31/04	$.39	$.35	$.35
July Income Dividend	$.0714	$.0648	$.0652
SEC 30-Day Yield as of 7/31/04**	7.50%	6.99%	7.00%
Current Annualized Distribution Rate as of 7/31/04**	9.36%	8.50%	8.55%

**	Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended July 31, 2004, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 7.48%, 6.90% and 7.00% for the Class A, B and C shares, respectively, had certain expenses not been reduced.

Class A Lipper Rankings - High Current Yield Funds Category as of 7/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	58	of	417	14
3-Year	163	of	342	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

2

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐ Scudder High Income Opportunity Fund - Class A

☐ CS First Boston High Yield Index+

Yearly periods ended July 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04

Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000 Average annual total return	$10,894 8.94%	$12,002 6.27%	$11,811 3.39%	$15,661 5.70%

Class B	Growth of $10,000 Average annual total return	$11,014 10.14%	$12,073 6.48%	$11,814 3.39%	$15,373 5.45%

Class C	Growth of $10,000 Average annual total return	$11,318 13.18%	$12,275 7.07%	$11,906 3.55%	$15,404 5.48%

CS First Boston High Yield Index+	Growth of $10,000 Average annual total return	$11,409 14.09%	$13,742 11.18%	$13,784 6.63%	$17,401 7.20%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.
+	CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends an capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product’s most recent month-end performance.

Returns and rankings for all of the periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Returns shown for Class AARP shares for the period prior to October 2, 2000 are derived from the historical performance of Class S shares of Scudder High Income Opportunity Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 7/31/04

Scudder High Income Opportunity Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	1.45%	14.41%	8.28%	4.72%	6.65%
Class S	1.46%	14.38%	8.21%	4.63%	6.60%
CS First Boston High Yield Index+	1.81%	14.09%	11.18%	6.63%	7.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++	Total returns shown for periods less than one year are not annualized.
*	The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
7/31/04	$9.21	$9.15
1/31/04	$9.48	$9.41

Distribution Information:
Six Months:
Income Dividends as of 7/31/04	$.40	$.40
July Income Dividend	$.0735	$.0735
SEC 30-day Yield as of 7/31/04**	8.07%	8.04%
Current Annualized Distribution Rate as of 7/31/04**	9.58%	9.64%

**	Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended July 31, 2004, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 8.06% for the Class AARP shares had certain expenses not been reduced.

Class S Lipper Rankings - High Current Yield Funds Category as of 7/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	44	of	417	11
3-Year	138	of	342	41
5-Year	109	of	270	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

3

Growth of an Assumed $10,000 Investment

☐ Scudder High Income Opportunity Fund - Class S

☐ CS First Boston High Yield Index+

Yearly periods ended July 31

Comparative Results as of 7/31/04

Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class AARP	Growth of $10,000 Average annual total return	$11,441 14.41%	$12,695 8.28%	$12,595 4.72%	$16,847 6.65%

Class S	Growth of $10,000 Average annual total return	$11,438 14.38%	$12,670 8.21%	$12,537 4.63%	$16,771 6.60%

CS First Boston High Yield Index+	Growth of $10,000 Average annual total return	$11,409 14.09%	$13,742 11.18%	$13,784 6.63%	$17,401 7.20%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.
+	CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for Class A, B, C and S shares. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates your Fund’s expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004

Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 1/31/04	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value 7/31/04	$1,013	$1,010	$1,009	$1,015	$1,015
Expenses Paid per $1,000*	$6.71	$10.85	$10.74	$5.53	$5.57

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 1/31/04	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value 7/31/04	$1,018	$1,014	$1,014	$1,020	$1,019
Expenses Paid per $1,000*	$6.73	$10.88	$10.77	$5.55	$5.58

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

Annualized Expense Ratios+	Class A	Class B	Class C	Class AARP	Class S
Scudder High Income Opportunity Fund	1.34%	2.17%	2.15%	1.11%	1.11%

+	The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

For more information, please refer to the Fund’s prospectus.

5

Portfolio Management Review

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Opportunity Fund’s strategy and the market environment during the six-month period ended July 31, 2004.

Q: How did the high-yield bond market perform during the period?

A: Continuing the trend that has been in place since late 2002, high-yield bonds provided favorable performance during the past six months. High yield was the best-performing area within the bond market for the period, reflecting the continued improvement in the fundamentals of the asset class. The CS First Boston High Yield Index - the fund’s benchmark - returned 1.81%, well ahead of the 0.34% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

[1]	The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum 1 year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

Despite concerns about rising interest rates, higher commodity prices and geopolitical tensions during the period, the high-yield market performed well, as the positive underpinnings of the market remained in place. Helped by a stronger US economy and low interest rates, high yield companies continued to improve their financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. Another key factor supporting the asset class was the continued decline in defaults. At the end of July, Moody’s 12-month rolling default rate stood at 2.9%, compared with 5.1% six months ago and 5.8% at the end of July 2003.2 In addition to lower defaults, recovery rates increased.3 Finally, the ratio of rating upgrades to downgrades has improved significantly.4 This number exceeded 1.0 at the end of July - another indication of the market’s improved fundamentals.

[2]	Source: Moody’s Investors Service.
[3]	The recovery rate is the amount investors recover when a bond defaults.
[4]	Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

These favorable fundamentals were reflected in the falling level of the high-yield market’s yield spread versus Treasuries.5 At the close of the period, the spread stood at 448 basis points (4.48 percentage points), versus 469 basis points six months earlier, and 625 basis points one year ago. Falling yield spreads indicate that the market perceived less risk in the asset class.

[5]	The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

Q: How did the fund perform?

A: Scudder High Income Opportunity Fund Class A shares produced a total return of 1.32% for the six months ended July 31, 2004. The fund underperformed the 1.81% return of the CS First Boston High Yield Index, but it outperformed the 0.65% average return of the 427 funds in Lipper’s High Current Yield Funds category.6 For the one-year and three-year periods, the fund’s Class A shares finished in the top 14% and 48%, respectively, of the Lipper peer group.7 The fund’s average annualized total return during the one- and three-year intervals was 14.07% and 7.91%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for performance of other share classes and more complete performance information.)

[6]	Lipper’s High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues.
[7]	The fund ranked 107, 58, and 163 for the 1-year and 3-year periods as of July 31, 2004. There were 417 and 342 funds, respectively, in Lipper’s High Current Yield Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of July 31, 2004.

6

Q: How did individual security selection affect performance?

A: Adding to performance was security selection in Georgia-Pacific Corp., GEO Specialty Chemicals, Inc., Equistar Chemicals LP, ARCO Chemical Co., Dex Media East LLC/Financial, FINOVA Group, Inc. and Petro Stopping Centers. Georgia-Pacific, a paper and pulp company, continued to gain as the company has been selling assets and paying down debt. The fund has maintained an overweight in this credit for some time, and it has continued to add value.8 The bond prices of the chemical companies GEO Specialty, Equistar and ARCO, rallied from undervalued levels following indications of improved demand and pricing in the chemical sector. Dex Media, a diversified media company that has been a consistent strong performer over past quarters, was also a positive contributor to performance for the period. Dex is one of the portfolio’s largest holdings. An underweight in FINOVA, a financial services company, helped fund returns as the bonds depreciated in price during the period. The bonds of Petro Stopping Centers, a truck stop service company, also added to performance. The fund benefited first when the company’s existing bonds were called at a premium, and second when the newly issued bonds traded up in value. Overseas holdings also helped performance. These included the European steel company IPSAT Europe, Fage Dairy Industry SA - a Greek food and dairy company, and Argentine government bonds.

[8]	“Overweight” means a fund holds a higher weighting in a given sector than the benchmark index; “underweight” means a fund holds a lower weighting than the benchmark.

Securities that detracted from performance for the period included Dobson Communications Corp., Qwest Corp., Calpine Corp. and MCI, Inc. Dobson Communications - a wireless company in which the fund holds an overweight position - reported lower-than-expected financial results during the period, which resulted in the bonds’ drifting lower in price. We have since pared back the fund’s position in Dobson. Qwest, a US telecommunications company and the portfolio’s largest holding, had been a positive contributor to the overall performance of the portfolio in the prior fiscal year; however, it detracted in the current period following the reporting of disappointing financial results. With respect to Calpine, the portfolio was overweight in its secured bonds, but as its unsecured bonds rallied more in price than its secured bonds, fund returns relative to the index were negatively affected.9 Also detracting from performance was the fact that the portfolio did not own Revlon, whose bonds rallied after the company completed a debt-for-equity swap. Finally, an underweight in MCI, Inc. early in the period dampened results as MCI, Inc.’s bonds rallied on the company’s emergence from bankruptcy.

[9]	Secured debt is backed by a claim of the bondholder on the property of the issuer in the case of default. Unsecured debt is not backed by a claim on property.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: During the past six months, the CCC/split CCC and single B quality segments were among the best-performing quality segments, returning 2.64% and 2.39%, respectively. As a result, the portfolio’s overweight in these credit quality areas was a positive contributor to performance. Keeping on course with our strategy, we continued to find good relative-value opportunities in securities in the middle quality spectrum. Although we remained overweight in the middle-quality segment of the market, the overall credit quality composition of the portfolio improved partially as the result of upgrades. For example, Qwest - the fund’s largest holding - was a CCC-rated security that was upgraded in June.10

[10]	The ratings of Moody’s Investors Service, Inc. (Moody’s) and Standard & Poor’s Corporation (S&P) represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund’s credit quality does not remove market risk.

7

We remained underweight in the distressed (CC, C and defaulted) area of the market, since historically this area has not produced favorable risk-adjusted performance. This underweight added to results, as this quality segment underperformed, with a return of -0.33%, due largely to a sharp downturn in May. Also adding to return was our underweight in higher-quality securities (those rated split BB and above), which, as a group, returned 1.33% for the period. These securities, which have a higher correlation to Treasuries, lagged in return as Treasury yields increased (and prices fell) during the period.

Q: The fund employs leverage, or borrowed money. Will you discuss this aspect of your strategy?

A: “Leverage” means that we can invest more money than the fund actually holds in assets. Coming into the semiannual reporting period, we held the fund’s leveraged position at roughly 3% of assets. (This means that the fund held about $103 in investments for every $100 in assets.) We began to increase this position due to our favorable view of the high-yield market, and we reached a high of approximately 9% in late February. Given the favorable performance of the asset class, this positioning proved beneficial to performance. However, as we entered a period of increased short-term concerns - such as rising short-term interest rates, higher oil prices and geopolitical risks - later in the period, we reduced the fund’s leverage.

Q: What is your view on the current state of the high-yield market?

A: We believe that the fundamentals of the asset class remain strong for the short- and mid-term, as economic activity is robust, defaults should remain low, and valuations are reasonable. Naturally, issues such as the US presidential election, the direction of interest rates and potential geopolitical events or concerns have the potential to weigh on market performance during the remainder of the year. However, the high-yield market is cyclical, and the cyclical undercurrent of improved credit conditions remains in place - a positive for the asset class. High-yield cycles tend to last a number of years, and although rising interest rates eventually may have a negative impact on the market, we would not expect this to occur in a meaningful way in the near term.

Given our positive outlook for the asset class as a whole, we will remain modestly aggressive and will seek to add value over the long term through our security selection. For the time being, we will continue to maintain an overweight in middle-quality securities, but we anticipate a number of credits held in this credit quality segment will be upgraded. Fundamental security analysis and diversification remain essential as a means of mitigating risk.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

8

Portfolio Summary July 31, 2004

Asset Allocation	7/31/04	1/31/04
Corporate Bonds	75%	86%
Foreign Bonds - US$ Denominated	18%	14%
Cash Equivalents, net*	3%	-5%
Convertible Bonds	1%	1%
US Government Backed	—	1%
Foreign Bonds - Non US$ Denominated	1%	1%
Asset Backed	1%	1%
Preferred Stocks	1%	1%

	100%	100%

Corporate Bond Diversification	7/31/04	1/31/04
Consumer Discretionary	25%	27%
Industrials	17%	16%
Materials	14%	11%
Telecommunication Services	13%	12%
Financials	9%	7%
Energy	8%	10%
Utilities	7%	8%
Consumer Staples	3%	4%
Health Care	3%	3%
Information Technology	1%	2%

	100%	100%

*	Includes other assets and liabilities.

Asset allocation and corporate bond diversification are subject to change.

Quality	7/31/04	1/31/04
US Government Backed	—	1%
Cash Equivalents, net*	3%	-5%
BBB	2%	2%
BB	26%	25%
B	53%	57%
CCC	15%	16%
CC	1%	1%
Not Rated	—	3%

	100%	100%

Effective Maturity (Excludes Cash Equivalents)	7/31/04	1/31/04
Less than 1 year	2%	2%
1 < 5 years	22%	49%
5 < 7 years	28%	38%
7 years or greater	48%	11%

	100%	100%

*	Includes other assets and liabilities.

Weighted average effective maturity: 7.84 years and 7.91 years, respectively.

Quality and effective maturity are subject to change. The ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund’s credit quality does not remove market risk.

For more complete details about the Fund’s investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

9

Investment Portfolio as of July 31, 2004 (Unaudited)

	Principal Amount $ (c)	Value ($)
Corporate Bonds 75.4%
Consumer Discretionary 18.5%
Adesa, Inc., 7.625%, 6/15/2012	440,000	448,250
Advantica Restaurant Co.:
11.25%, 1/15/2008	460,000	474,375
12.75%, 9/30/2007 (d)	340,000	365,500
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	625,000	576,562
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	545,000	527,969
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	530,000	484,950
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (d)	545,000	525,925
Boca Resorts, Inc., 9.875%, 4/15/2009	495,000	521,606
Cablevision Systems Corp., 144A, 5.67%, 4/1/2009** (d)	185,000	187,775
Cablevision Systems New York Group, “A”, 144A, 8.0%, 4/15/2012 (d)	180,000	176,850
Carrols Corp., 9.5%, 12/1/2008 (d)	335,000	345,050
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	1,535,000	894,250
9.625%, 11/15/2009 (d)	780,000	592,800
10.25%, 9/15/2010	1,545,000	1,556,587
Choctaw Resort Development Enterprises, 9.25%, 4/1/209 (d)	650,000	698,750
Circus & Eldorado, 10.125%, 3/1/2012 (d)	475,000	479,156
CSC Holdings, Inc., 7.875%, 12/15/2007 (d)	615,000	645,750
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,780,000	3,294,300
DIMON, Inc.:
6.25%, 3/31/2007	300,000	277,500
7.75%, 6/1/2013	60,000	56,400
Series B, 9.625%, 10/15/2011	1,535,000	1,596,400
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,500,000	150
EchoStar DBS Corp., 6.375%, 10/1/2011	425,000	421,813
EPL Intermediate, Inc., 144A, Step-up Coupon, 0% to 3/15/2009, 12.50% to 3/15/2010	400,000	230,000
Foot Locker, Inc., 8.5%, 1/15/2022	195,000	203,775
Friendly Ice Cream Corp., 8.375%, 6/15/2012	45,000	43,425
General Motors Corp., 8.25%, 7/15/2023	735,000	763,690
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	535,000	428,669
Jacobs Entertainment Co., 11.875%, 2/1/2009	740,000	832,500
Kellwood Co., 7.625%, 10/15/2017	265,000	283,928
LCE Acquisition Corp., 144A, 9.0%, 8/1/2014	220,000	216,700
Levi Strauss & Co., 12.25%, 12/15/2012 (d)	730,000	740,950
Lin Television Corp., 6.5%, 5/15/2013 (d)	125,000	121,250
Mediacom LLC, 9.5%, 1/15/2013 (d)	835,000	772,375
MGM MIRAGE, 8.375%, 2/1/2011 (d)	360,000	385,200
NCL Corp., 144A, 10.625%, 7/15/2014	525,000	533,531
Park Place Entertainment Corp., 9.375%, 2/15/2007	130,000	142,513
Paxson Communications Corp., 10.75%, 7/15/2008	290,000	295,800
PEI Holding, Inc., 11.0%, 3/15/2010	455,000	527,800
Petro Stopping Centers, 9.0%, 2/15/2012	1,125,000	1,141,875
Premier Entertainment Biloxi LLC/Finance, 144A, 10.75%, 2/1/2012	290,000	305,950
PRIMEDIA, Inc.:
144A, 6.615%, 5/15/2010	780,000	792,675
8.875%, 5/15/2011 (d)	395,000	388,087
Remington Arms Co., 10.5%, 2/1/2011	480,000	470,400
Renaissance Media Group LLC, 10.0%, 4/15/2008	535,000	549,713
Rent-Way, Inc., 11.875%, 6/15/2010	135,000	148,500
Restaurant Co., 11.25%, 5/15/2008	610,919	617,028
Sbarro, Inc., 11.0%, 9/15/2009	440,000	389,400
Schuler Homes, Inc., 10.5%, 7/15/2011 (d)	795,000	910,275
Scientific Games Corp., 12.5%, 8/15/2010	225,000	259,875
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,120,000	1,156,400
8.75%, 12/15/2011	605,000	650,375
Sonic Automotive, Inc., 8.625%, 8/15/2013	370,000	380,175
Toys “R” Us, Inc.:
7.375%, 10/15/2018	850,000	807,500
7.875%, 4/15/2013 (d)	340,000	347,650
Trump Holdings & Funding, 12.625%, 3/15/2010	590,000	603,275
TRW Automotive, Inc.:
11.0%, 2/15/2013	245,000	294,000
11.75%, 2/15/2013	185,000	268,989
United Auto Group, Inc., 9.625%, 3/15/2012 (d)	565,000	618,675
Venetian Casino Resort LLC, 11.0%, 6/15/2010	265,000	302,100
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	395,000	408,825
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	325,000	344,500
Williams Scotsman, Inc., 9.875%, 6/1/2007 (d)	545,000	539,550
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (d)	325,000	326,625
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009 (d)	575,192	547,151
Young Broadcasting, Inc., Series A, 8.75%, 1/15/2014 (d)	764,000	725,800

		35,966,142

Consumer Staples 2.6%
Agrilink Foods, Inc., 11.875%, 11/1/2008	221,000	232,050
Duane Reade, Inc., 144A, 9.75%, 8/1/2011	490,000	488,775
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	425,000	459,000
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012 (d)	595,000	583,100
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	300,000	288,000
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	100,000	101,500
Revlon, Inc., 7.58%, 7/9/2010	105,000	107,116
Revlon Consumer Products Corp., 9.0%, 11/1/2006	220,000	217,800
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	150,000	141,750
6.875%, 8/15/2013 (d)	515,000	471,225
11.25%, 7/1/2008	770,000	850,850
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	240,000	241,200
Stater Brothers Holdings, Inc., 144A, 5.06%, 6/15/2010**	110,000	112,200
Swift & Co., 12.5%, 1/1/2010	70,000	74,725
United Agri Products, Inc., 144A, 8.25%, 12/15/2011	120,000	132,600
Wornick Co., 144A, 10.875%, 7/15/2011	530,000	551,200

		5,053,091

10

Energy 6.3%
Avista Corp., 9.75%, 6/1/2008	855,000	1,004,625
Chesapeake Energy Corp.:
6.875%, 1/15/2016	305,000	300,425
144A, 7.0%, 8/15/2014	110,000	111,100
9.0%, 8/15/2012	195,000	221,569
Citgo Petroleum Corp., 11.375%, 2/1/2011	1,635,000	1,896,600
Continental Resources, Inc., 10.25%, 8/1/2008 (d)	945,000	978,075
Edison Mission Energy, 7.73%, 6/15/2009 (d)	1,060,000	1,094,450
El Paso Production Holdings Corp., 7.75%, 6/1/2013	1,355,000	1,290,637
FirstEnergy Corp.:
Series B, 6.45%, 11/15/2011 (d)	585,000	618,774
Series C, 7.375%, 11/15/2031	175,000	189,104
Mission Resources Corp., 144A, 9.875%, 4/1/2011	345,000	365,700
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	695,000	708,900
ON Semiconductor Corp., 13.0%, 5/15/2008 (d)	695,000	783,613
Southern Natural Gas, 8.875%, 3/15/2010 (d)	565,000	622,913
Stone Energy Corp., 8.25%, 12/15/2011	730,000	768,325
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	470,000	472,350
8.125%, 3/15/2012 (d)	140,000	152,950
8.75%, 3/15/2032	670,000	706,012

		12,286,122

Financials 6.6%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	1,195,000	1,184,544
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	307,000	300,093
144A, 8.5%, 1/31/2012	400,000	391,000
AmeriCredit Corp., 9.25%, 5/1/2009	1,040,000	1,092,000
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	280,000	174,473
BF Saul REIT, 7.5%, 3/1/2014 (d)	945,000	940,275
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	455,000	455,000
DA-Lite Screen Co., Inc., 144A, 9.5%, 5/15/2011	275,000	287,719
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	174,496	174,496
144A, 16.0%, 5/15/2012	176,208	198,234
Dollar Financial Group, Inc., 9.75%, 11/15/2011	270,000	288,900
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	765,000	768,825
Eaton Vance Corp., CDO, Series C-X, 13.68%, 7/15/2012 (PIK)*	1,670,516	16,706
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	660,000	755,501
FINOVA Group, Inc., 7.5%, 11/15/2009	1,989,682	1,124,170
FRD Acquisition Co., Series B, 12.5%, 7/15/2049*	120,000	0
Global eXchange Services, Inc., LIBOR plus 9.0%, 12.0%, 7/15/2008**	220,000	182,600
iStar Financial, Inc., 6.0%, 12/15/2010	505,000	511,178
Poster Financial Group, 144A, 8.75%, 12/1/2011 (d)	450,000	456,750
PXRE Capital Trust I, 8.85%, 2/1/2027	240,000	237,600
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	1,080,000	799,200
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012 (d)	560,000	655,200
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	285,000	290,700
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	440,000	363,000
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	410,000	321,850
UGS Corp., 144A, 10.0%, 6/1/2012	75,000	79,500
Universal City Development, 11.75%, 4/1/2010 (d)	765,000	887,400

		12,936,914

Health Care 2.4%
aaiPharma, Inc., Step-up Coupon, 11.0% to 4/1/2010 (d)	560,000	464,800
AmeriPath, Inc., 10.5%, 4/1/2013 (d)	355,000	360,325
AmerisourceBergen Corp., 7.25%, 11/15/2012 (d)	175,000	182,438
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	365,000	330,325
Hanger Orthopedic Group, 10.375%, 2/15/2009 (d)	555,000	557,775
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (d)	245,000	263,987
Interactive Health LLC, 144A, 7.25%, 4/1/2011	355,000	319,500
Tenet Healthcare Corp., 6.375%, 12/1/2011 (d)	2,420,000	2,159,850

		4,639,000

11

Industrials 13.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	400,000	430,000
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	385,000	398,475
Allied Waste North America, Inc.:
5.75%, 2/15/2011	945,000	890,662
Series B, 8.875%, 4/1/2008 (d)	225,000	245,250
American Commercial Lines LLC, 3.0%, 6/30/2006	650,000	628,225
AMI Semiconductor, Inc., 10.75%, 2/1/2013	249,000	290,085
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	175,000	189,000
Argo-Tech Corp., 144A, 9.25%, 6/1/2011	160,000	168,000
Avondale Mills, Inc., 10.25%, 7/1/2013 (d)	680,000	346,800
Browning-Ferris Industries:
7.4%, 9/15/2035	495,000	452,925
9.25%, 5/1/2021	305,000	337,025
Cenveo Corp., 7.875%, 12/1/2013	525,000	479,063
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	350,000	360,500
Collins & Aikman Floor Covering, Series B, 9.75%, 2/15/2010	935,000	967,725
Collins & Aikman Products Co., 10.75%, 12/31/2011	945,000	963,900
Congoleum Corp., 8.625%, 8/1/2008*	410,000	334,150
Continental Airlines, Inc., 8.0%, 12/15/2005 (d)	615,000	538,125
Cornell Companies, Inc., 144A, 10.75%, 7/1/2012	565,000	559,350
Corrections Corp. of America, 9.875%, 5/1/2009	625,000	694,531
Dana Corp.:
7.0%, 3/1/2029	855,000	846,450
9.0%, 8/15/2011	395,000	466,100
Delta Air Lines, Inc.:
7.7%, 12/15/2005 (d)	145,000	82,650
7.9%, 12/15/2009 (d)	390,000	152,100
Erico International Corp., 144A, 8.875%, 3/1/2012	300,000	307,500
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (d)	250,000	136,875
Geo Sub Corp., 144A, 11.0%, 5/15/2012	365,000	366,825
Golden State Petroleum Transportation Co., 8.04%, 2/1/2019	300,000	296,031
GS Technologies Operating Co., 12.0%, 9/1/2004*	630,536	1,576
Hercules, Inc.:
144A, 6.75%, 10/15/2029	315,000	308,700
11.125%, 11/15/2007	660,000	772,200
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	615,000	673,425
Interface, Inc., 144A, “A”, 9.5%, 2/1/2014	425,000	427,125
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	680,000	758,200
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	135,000	148,500
J Crew Operating Corp., 10.375%, 10/15/2007	20,000	20,400
Joy Global, Inc., 8.75%, 3/15/2012	45,000	50,625
Kansas City Southern:
7.5%, 6/15/2009	620,000	623,875
9.5%, 10/1/2008	885,000	969,075
Laidlaw International, Inc., 10.75%, 6/15/2011	575,000	636,813
Meritage Corp., 7.0%, 5/1/2014	495,000	475,200
Millennium America, Inc.:
7.625%, 11/15/2026	1,165,000	1,019,375
9.25%, 6/15/2008 (d)	320,000	345,600
144A, 9.25%, 6/15/2008	625,000	675,000
Motors and Gears, Inc., 10.75%, 11/15/2006	805,000	716,450
Samsonite Corp., 144A, 8.875%, 6/1/2011	360,000	366,300
Sea Containers Ltd., “A”, 10.5%, 5/15/2012	485,000	483,787
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	950,000	912,000
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (d)	515,000	478,950
10.375%, 7/1/2012	445,000	470,588
Tenneco Automotive, Inc., 11.625%, 10/15/2009	190,000	203,775
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	380,000	437,000
Thermadyne Holdings Corp., 9.25%, 2/1/2014	470,000	470,000
United Rentals North America, Inc., 6.5%, 2/15/2012	750,000	723,750
Westlake Chemical Corp., 8.75%, 7/15/2011	240,000	263,400

		25,360,011

12

Information Technology 0.9%
Activant Solutions, Inc., 10.5%, 6/15/2011	450,000	470,813
Itron, Inc., 144A, 7.75%, 5/15/2012	235,000	235,588
Lucent Technologies, Inc.:
6.45%, 3/15/2029 (d)	884,000	674,050
7.25%, 7/15/2006	295,000	304,587

		1,685,038

Materials 10.3%
Aqua Chemical, Inc., 11.25%, 7/1/2008	625,000	468,750
ARCO Chemical Co., 9.8%, 2/1/2020 (d)	2,385,000	2,373,075
Associated Materials, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,390,000	973,000
Caraustar Industries, Inc., 9.875%, 4/1/2011 (d)	660,000	683,100
Constar International, Inc., 11.0%, 12/1/2012	315,000	305,944
Dayton Superior Corp.:
10.75%, 9/15/2008	455,000	466,375
13.0%, 6/15/2009	690,000	627,900
Equistar Chemicals LP:
8.75%, 2/15/2009	90,000	92,925
10.625%, 5/1/2011 (d)	210,000	233,100
Euramax International, Inc., 8.5%, 8/15/2011	190,000	196,650
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	735,000	316,050
Georgia-Pacific Corp.:
7.375%, 12/1/2025	490,000	478,975
8.0%, 1/15/2024	1,300,000	1,355,250
9.375%, 2/1/2013 (d)	940,000	1,090,400
Hexcel Corp., 9.75%, 1/15/2009 (d)	375,000	393,750
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	605,000	686,675
Huntsman International LLC, 11.625%, 10/15/2010	775,000	862,188
IMC Global, Inc., 10.875%, 8/1/2013	530,000	646,600
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	1,035,000	980,662
ISPAT Inland ULC, 144A, 9.75%, 4/1/2014	740,000	764,050
MMI Products, Inc., Series B, 11.25%, 4/15/2007	340,000	334,900
Neenah Corp.:
144A, 11.0%, 9/30/2010	662,000	708,340
144A, 13.0%, 9/30/2013	511,433	516,547
Omnova Solutions, Inc., 11.25%, 6/1/2010	175,000	192,500
Owens-Brockway Glass Container, 8.25%, 5/15/2013	1,005,000	1,052,737
Oxford Automotive Inc, 144A, 12.0%, 10/15/2010	565,000	435,050
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.15% to 6/15/2009	115,000	101,775
11.125%, 9/1/2009	510,000	550,800
13.0%, 6/1/2010 (d)	105,000	95,813
Portola Packaging, Inc., 144A, 8.25%, 2/1/2012 (d)	100,000	86,000
TriMas Corp., 9.875%, 6/15/2012	1,205,000	1,259,225
United States Steel LLC, 9.75%, 5/15/2010 (d)	568,000	631,900

		19,961,006

Telecommunication Services 9.5%
American Cellular Corp., Series B, 10.0%, 8/1/2011	1,715,000	1,492,050
American Tower Corp.:
144A, 7.5%, 5/1/2012 (d)	385,000	378,263
9.375%, 2/1/2009 (d)	689,000	735,507
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	215,000	201,025
8.375%, 1/15/2014 (d)	1,835,000	1,614,800
Crown Castle International Corp.:
7.5%, 12/1/2013 (d)	50,000	49,875
9.375%, 8/1/2011	95,000	107,113
Dobson Communications Corp., 8.875%, 10/1/2013	1,135,000	856,925
GCI, Inc., 144A, 7.25%, 2/15/2014	390,000	374,400
Insight Midwest LP, 9.75%, 10/1/2009 (d)	315,000	326,025
LCI International, Inc., 7.25%, 6/15/2007 (d)	810,000	729,000
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (d)	170,000	145,350
MCI, Inc.:
6.688%, 5/1/2009 (d)	845,000	778,456
7.735%, 5/1/2014	1,240,000	1,117,550
Nextel Communications, Inc., 5.95%, 3/15/2014	395,000	374,263
Nextel Partners, Inc., 8.125%, 7/1/2011 (d)	535,000	551,050
Northern Telecom Capital, 7.875%, 6/15/2026	1,135,000	1,049,875
PanAmSat Corp., 144A, 9.0%, 8/15/2014	795,000	795,000
Qwest Corp., 7.25%, 9/15/2025	1,685,000	1,470,162
Qwest Services Corp.:
6.95%, 6/30/2010	815,000	805,933
144A, 13.5%, 12/15/2010	1,190,000	1,393,788
144A, 14.0%, 12/15/2014	763,000	915,600
Rural Cellular Corp., 9.875%, 2/1/2010	485,000	483,787
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	540,000	409,050
Triton PCS, Inc., 8.5%, 6/1/2013 (d)	210,000	195,300
Ubiquitel Operating Co.:
144A, 9.875%, 3/1/2011	660,000	655,050
9.875%, 3/1/2011	20,000	20,100
US Unwired, Inc., 144A, 10.0%, 6/15/2012	395,000	401,912
Western Wireless Corp., 9.25%, 7/15/2013	70,000	71,575

		18,498,784

13

Utilities 5.3%
AES Corp., 144A, 8.75%, 5/15/2013	275,000	300,438
Calpine Corp.:
7.75%, 4/15/2009	320,000	195,200
144A, 8.5%, 7/15/2010 (d)	1,170,000	941,850
8.625%, 8/15/2010	200,000	124,000
CMS Energy Corp.:
7.5%, 1/15/2009 (d)	680,000	693,600
144A, 7.75%, 8/1/2010 (d)	265,000	270,962
8.5%, 4/15/2011 (d)	1,160,000	1,218,000
DPL, Inc., 6.875%, 9/1/2011 (d)	1,150,000	1,170,125
Illinova Corp., 11.5%, 12/15/2010	1,150,000	1,368,500
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	2,225,000	2,275,062
PG&E Corp., 144A, 6.875%, 7/15/2008	600,000	636,750
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	950,000	1,026,000

		10,220,487

Total Corporate Bonds (Cost $147,777,302)		146,606,595

Foreign Bonds - US$ Denominated 18.2%
Abitibi-Consolidated, Inc., 144A, 5.02%, 6/15/2011**	140,000	142,450
Alestra SA de RL de CV, 8.0%, 6/30/2010	355,000	287,550
Antenna TV SA, 9.0%, 8/1/2007	382,000	385,820
Aries Vermogensverwaltungs, 144A, 9.6%, 10/25/2014	750,000	793,125
Avecia Group PLC, 11.0%, 7/1/2009	1,210,000	925,650
Axtel SA, 144A, 11.0%, 12/15/2013	665,000	648,375
BCP Caylux Holdings Luxembourg SCA, 144A, 9.625%, 6/15/2014 (d)	655,000	682,837
Biovail Corp., 7.875%, 4/1/2010 (d)	925,000	929,625
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (d)	375,000	233,438
Cascades, Inc., 7.25%, 2/15/2013	700,000	714,000
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	720,000	640,800
Conproca SA de CV, 12.0%, 6/16/2010	450,000	562,500
Corp Durango SA, 144A, 13.75%, 7/15/2009*	700,000	372,750
Corporacion Durango SA, 13.125%, 8/1/2006* (d)	190,000	101,175
CP Ships Ltd., 10.375%, 7/15/2012	555,000	638,250
Crown Euro Holdings SA, 10.875%, 3/1/2013	310,000	355,725
Dresdner Bank (Kyivstar), 144A, 10.375%, 8/17/2009	400,000	408,240
Eircom Funding, 8.25%, 8/15/2013	495,000	519,750
Empresa Brasileira de Telecom SA, 144A, 11.0%, 12/15/2008	465,000	511,500
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	110,000	11
11.5%, 12/15/2007*	330,000	33
Fage Dairy Industry SA, 9.0%, 2/1/2007	1,360,000	1,380,400
Federative Republic of Brazil, 8.875%, 4/15/2024 (d)	235,000	199,163
Flextronics International Ltd., 6.5%, 5/15/2013	285,000	280,013
Gaz Capital SA, 144A, 8.625%, 4/28/2034 (d)	425,000	419,687
Gazprom OAO, 144A, 9.625%, 3/1/2013	455,000	476,044
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012 (d)	700,000	670,250
Innova S. de R.L., 9.375%, 9/19/2013 (d)	695,000	733,225
INTELSAT, 6.5%, 11/1/2013	315,000	281,093
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	620,000	697,500
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	620,000	635,500
LeGrand SA, 8.5%, 2/15/2025	640,000	675,200
LG Telecom Ltd., 144A, 8.25%, 7/15/2009	495,000	499,918
Luscar Coal Ltd., 9.75%, 10/15/2011 (d)	525,000	590,625
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	540,000	540,000
Mizuho Financial Group, 8.375%, 12/29/2049	380,000	398,164
Mobifon Holdings BV, 12.5%, 7/31/2010	760,000	872,100
Mobile Telesystems Financial SA, 144A, 8.375%, 10/14/2010	400,000	380,000
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	745,000	715,200
Nortel Networks Corp., 6.875%, 9/1/2023 (d)	245,000	216,213
Nortel Networks Ltd., 6.125%, 2/15/2006 (d)	1,750,000	1,747,812
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	1,765,036	1,870,938
Republic of Argentina:
11.375%, 3/15/2010*	955,000	296,050
Series BGL5, 11.375%, 1/30/2017*	475,000	152,237
11.75%, 12/31/2049*	210,000	66,150
11.76%, 4/7/2009*	350,000	108,500
Series 2031, 12.0%, 6/19/2031*	153,700	42,652
12.375%, 2/21/2012*	485,000	157,625
Republic of Turkey:
11.0%, 1/14/2013	175,000	201,687
11.5%, 1/23/2012	80,000	93,800
Republic of Uruguay:
7.5%, 3/15/2015	145,000	117,088
7.875%, 1/15/2033	153,000	108,630
Republic of Venezuela:
5.375%, 8/7/2010	210,000	173,250
9.25%, 9/15/2027	25,000	22,175
Rhodia SA:
144A, 7.625%, 6/1/2010 (d)	720,000	662,400
144A, 10.25%, 6/1/2010 (d)	255,000	260,100
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	195,000	181,838
Shaw Communications, Inc.:
Series B, 7.2%, 12/15/2011	70,000	73,007
Series B, 7.25%, 4/6/2011	545,000	568,389
8.25%, 4/11/2010 (d)	770,000	841,641
Sistema Capital SA, 144A, 8.875%, 1/28/2011	315,000	303,975
Stena AB, 9.625%, 12/1/2012	135,000	147,150
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,730,000	1,120,175
Tembec Industries, Inc., 8.5%, 2/1/2011 (d)	1,730,000	1,790,550
TFM SA de CV:
10.25%, 6/15/2007 (d)	1,435,000	1,442,175
Step-up Coupon, 11.75% to 6/15/2009	730,000	726,350
12.5%, 6/15/2012 (d)	537,000	575,932
United Mexican States, 6.625%, 3/3/2015 (d)	105,000	106,680
Vicap SA, 11.375%, 5/15/2007 (d)	260,000	260,000
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	170,000	161,500
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	560,000	516,600

Total Foreign Bonds - US$ Denominated (Cost $35,479,261)		35,410,955

Foreign Bonds - Non US$ Denominated 1.5%
Cablecom Luxembourg SCA, 144A, 9.375%, 4/15/2014 EUR	315,000	373,788
Huntsman International LLC, 10.125%, 7/1/2009 EUR	465,000	555,974
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	1,145,000	1,499,719
Republic of Argentina:
8.0%, 2/26/2008* EUR	355,000	109,846
Series FEB, 8.0%, 2/26/2008* EUR	260,000	81,232
10.25%, 2/6/2049* EUR	398,808	132,028
10.5%, 11/14/2049* EUR	168,726	52,715
11.25%, 4/10/2006* EUR	153,388	48,383
12.0%, 9/19/2016* EUR	25,565	8,140

Total Foreign Bonds - Non US$ Denominated (Cost $2,532,960)		2,861,825

Convertible Bonds 0.2%
DIMON, Inc., 6.25%, 3/31/2007	365,000	337,625
HIH Capital Ltd.:
144A, 7.51%, 9/25/2006	35,000	30,800
144A, 7.51%, 9/25/2006	135,000	121,500

Total Convertible Bonds (Cost $485,540)		489,925

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP, “D1”, Series 1, 13.054%, 10/31/2007	1,000,000	1,032,500
MMCA Automobile Trust, “B”, Series 2002-2, 4.67%, 3/15/2010	184,858	173,767

Total Asset Backed (Cost $1,169,145)		1,206,267

14

	Shares	Value ($)
Common Stocks 0.2%
Catalina Restaurant Group, Inc.*	2,211	3,538
IMPSAT Fiber Networks, Inc.*	16,780	103,197
Rhodia SA	235,000	316,274
Viatel, Inc.*	6,136	0

Total Common Stocks (Cost $1,391,481)		423,009

Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A*	1,230	13
Orbital Imaging Corp., 144A*	700	0

Total Warrants (Cost $0)		13

Preferred Stocks 0.5%
Paxson Communications Corp., 14.25% (PIK)	78	674,700
TNP Enterprises, Inc., 14.5%, Series D (PIK)	2,476	295,860

Total Preferred Stocks (Cost $924,394)		970,560

Convertible Preferred Stock 0.4%
Hercules Trust II “Unit” (Cost $712,274)	1,135	839,900

	Units	Value ($)
Other 0.0%
SpinCycle, Inc.*	2,283	12,899
SpinCycle, Inc., “F”*	16	90

Total Other (Cost $5,579)		12,989

	Shares	Value ($)
Securities Lending Collateral 15.6%
Daily Assets Fund Institutional, 1.30% (e) (f) (Cost $30,339,598)	30,339,598	30,339,598

Cash Equivalents 0.3%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $618,535)	618,535	618,535

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $221,436,069) (a)	112.9	219,780,171
Other Assets and Liabilities, Net	(12.9)	(25,139,808)

Net Assets	100.0	194,640,363

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
**	The securities are shown at their current rate as of July 31, 2004.
(a)	The cost for federal income tax purposes was $221,587,646. At July 31, 2004, net unrealized depreciation for all securities based on tax cost was $1,807,475. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,007,109 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,814,584.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Principal amount in US dollars unless otherwise noted.
(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2004 amounted to $29,730,560, which is 15.3% of total net assets.
(e)	Daily Asset Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents collateral held in connection with securities lending.

PIK	denotes that interest or dividend is paid in kind.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviation

EUR        Euro

The accompanying notes are an integral part of the financial statements.

15

Financial Statements

Statement of Assets and Liabilities as of July 31, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $190,477,936)	$188,822,038
Investment in Scudder Cash Management QP Trust (cost $618,535)	618,535
Investment in Daily Assets Fund Institutional (cost $30,339,598)*	30,339,598

Total investments in securities, at value (cost $221,436,069)	219,780,171
Cash	2,282,308
Foreign currency, at value ($626,681)	614,766
Receivable for investments sold	4,469,897
Interest receivable	4,264,853
Unrealized appreciation on forward currency exchange contracts	72,940
Receivable for Fund shares sold	1,334,843

Total assets	232,819,778

Liabilities
Payable upon return of securities loaned	30,339,598
Payable for investments purchased	7,396,408
Payable for Fund shares redeemed	97,685
Accrued management fee	100,844
Other accrued expenses and payables	244,880

Total liabilities	38,179,415

Net assets, at value	$194,640,363

Net Assets
Net assets consist of:
Undistributed net investment income	1,532,654
Net unrealized appreciation (depreciation) on:
Investments	(1,655,898)
Foreign currency related transactions	68,362
Accumulated net realized gain (loss)	(63,309,531)
Paid-in capital	258,004,776

Net assets, at value	$194,640,363

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

16

Statement of Assets and Liabilities as of July 31, 2004 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($18,547,731 / 2,026,853 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.15
Maximum offering price per share (100 / 95.5 of $9.15)	$9.58
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,342,474 / 1,021,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.15
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,443,497 / 594,709 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.15
Class AARP
Net Asset Value, offering and redemption price (a) per share ($46,463,602 / 5,044,179 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.21
Class S
Net Asset Value, offering and redemption price (a) per share ($114,843,059 / 12,551,782 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.15

(a)	Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

17

Statement of Operations for the six months ended July 31, 2004 (Unaudited)

Investment Income
Income:
Interest	$8,934,463
Interest - Scudder Cash Management QP Trust	14,605
Dividends	151,054
Securities lending income	30,073

Total Income	9,130,195

Expenses:
Management fee	556,679
Administrative fee	93,618
Distribution service fees	96,402
Services to shareholders	110,745
Custodian and accounting fees	78,749
Auditing	23,302
Legal	15,372
Reports to shareholders	12,322
Registration fees	19,886
Trustees’ fees and expenses	959
Interest expense	136,794
Other	3,102

Total expenses, before expense reductions	1,147,930
Expense reductions	(10,753)

Total expenses, after expense reductions	1,137,177

Net investment income	7,993,018

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(1,358,975)
Foreign currency related transactions	(22,701)

(1,381,676)

Net unrealized appreciation (depreciation) during the period on:
Investments	(4,018,730)
Foreign currency related transactions	60,786

(3,957,944)

Net gain (loss) on investment transactions	(5,339,620)

Net increase (decrease) in net assets resulting from operations	$2,653,398

The accompanying notes are an integral part of the financial statements.

18

Statement of Changes in Net Assets

	Six Months Ended July 31, 2004 (Unaudited)	Year Ended January 31, 2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,993,018	$13,829,504
Net realized gain (loss) on investment transactions	(1,381,676)	2,948,108
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,957,944)	18,471,797

Net increase (decrease) in net assets resulting from operations	2,654,398	35,249,409
Distributions to shareholders from:
Net investment income:
Class A	(748,776)	(1,098,251)
Class B	(403,470)	(839,022)
Class C	(183,075)	(255,039)
Class AARP	(1,863,159)	(2,210,204)
Class S	(4,879,387)	(8,929,792)
Fund share transactions:
Proceeds from shares sold	40,090,547	74,070,951
Reinvestment of distributions	4,638,014	7,965,119
Cost of shares redeemed	(34,741,686)	(47,995,413)
Redemption fees	61,532	50,177

Net increase (decrease) in net assets from Fund share transactions	10,048,407	34,090,834

Increase (decrease) in net assets	4,643,938	56,007,935
Net assets at beginning of period	190,016,425	134,008,490

Net assets at end of period (including undistributed net investment income of $1,532,654 and $1,617,503, respectively)	$194,640,363	$190,016,425

The accompanying notes are an integral part of the financial statements.

19

Financial Highlights

Class A

Years Ended January 31,	2004[a]		2004		2003		2002[b]
Selected Per Share Data
Net asset value, beginning of period	$9.41		$8.19		$8.99		$9.48

Income (loss) from investment operations:
Net investment income[c]	.39		.75		.83		.52
Net realized and unrealized gain (loss) on investment transactions	(.26)		1.20		(.82)[d]		(.51)

Total from investment operations	.13		1.95		.01		.01

Less distributions from:
Net investment income	(.39)		(.73)		(.81)		(.51)
Redemption fees	.00	***	.00	***	.00	***	.01

Net asset value, end of period	$9.15		$9.41		$8.19		$8.99

Total Return (%)[e]	1.32	[f]**	24.91		.40	[d]	.31	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19		18		11		9
Ratio of expenses before expense reductions (%)	1.36	*	1.21		1.09		1.23	*
Ratio of expenses after expense reductions (%)	1.34	[g]*	1.21		1.09		1.23	*
Ratio of net investment income (%)	8.45	*	8.53		9.91		9.24	*
Portfolio turnover rate (%)	165	*	173		117		61

[a]	For the six months ended July 31, 2004 (Unaudited).
[b]	For the period from June 25, 2001 (commencement of operations of Class A shares) to January 31, 2002.
[c]	Based on average shares outstanding during the period.
[d]	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[e]	Total return does not reflect the effect of any sales charge.
[f]	Total return would have been lower had certain expenses not been reduced.
[g]	The ratio of expenses excluding interest expense was 1.19% for the period ended July 31, 2004.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

20

Class B

Years Ended January 31,	2004[a]		2004		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$9.41		$8.18		$8.99	$9.48

Income (loss) from investment operations:
Net investment income[c]	.35		.68		.76	.47
Net realized and unrealized gain (loss) on investment transactions	(.26)		1.21		(.83)[d]	(.50)

Total from investment operations	.09		1.89		(.07)	(.03)

Less distributions from:
Net investment income	(.35)		(.66)		(.74)	(.47)
Redemption fees	.00	***	.00	***	.00 ***	.01

Net asset value, end of period	$9.15		$9.41		$8.18	$8.99

Total Return (%)[e]	1.01	f**	23.79		(.41)[d]	(.17	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		13		9	9
Ratio of expenses before expense reductions (%)	2.22	*	2.03		1.91	2.03	*
Ratio of expenses after expense reductions (%)	2.17	[g]*	2.03		1.91	2.03	*
Ratio of net investment income (%)	7.61	*	7.71		9.09	8.44	*
Portfolio turnover rate (%)	165	*	173		117	61

[a]	For the six months ended July 31, 2004 (Unaudited).
[b]	For the period from June 25, 2001 (commencement of operations of Class B shares) to January 31, 2002.
[c]	Based on average shares outstanding during the period.
[d]	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[e]	Total return does not reflect the effect of any sales charge.
[f]	Total return would have been lower had certain expenses not been reduced.
[g]	The ratio of expenses excluding interest expense was 2.03% for the period ended July 31, 2004.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

21

Class C

Years Ended January 31,	2004[a]		2004		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$9.42		$8.19		$8.99	$9.48

Income (loss) from investment operations:
Net investment income[c]	.35		.69		.76	.47
Net realized and unrealized gain (loss) on investment transactions	(.27)		1.20		(.81)[d]	(.50)

Total from investment operations	.08		1.89		(.05)	(.03)

Less distributions from:
Net investment income	(.35)		(.66)		(.75)	(.47)
Redemption fees	.00	***	.00	***	.00 ***	.01

Net asset value, end of period	$9.15		$9.42		$8.19	$8.99

Total Return (%)[e]	.93	[f]**	23.94		(.39)[d]	(.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		5		3	2
Ratio of expenses before expense reductions (%)	2.16	*	1.98		1.86	2.00	*
Ratio of expenses after expense reductions (%)	2.15	g*	1.98		1.86	2.00	*
Ratio of net investment income (%)	7.64	*	7.75		9.14	8.47	*
Portfolio turnover rate (%)	165	*	173		117	61

[a]	For the six months ended July 31, 2004 (Unaudited).
[b]	For the period from June 25, 2001 (commencement of operations of Class C shares) to January 31, 2002.
[c]	Based on average shares outstanding during the period.
[d]	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[e]	Total return does not reflect the effect of any sales charge.
[f]	Total return would have been lower had certain expenses not been reduced.
[g]	The ratio of expenses excluding interest expense was 2.00% for the period ended July 31, 2004.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

22

Class AARP

Years Ended January 31,	2004[a]		2004		2003		2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$9.48		$8.23		$9.03		$10.13	$10.20

Income (loss) from investment operations:
Net investment income[d]	.40		.78		.84		.88	.36

Net realized and unrealized gain (loss) on investment transactions	(.27)		1.22		(.81)[e]		(1.07)	(.10)

Total from investment operations	.13		2.00		.03		(.19)	.26

Less distributions from:
Net investment income	(.40)		(.75)		(.83)		(.92)	(.35)
Redemption fees	.00	f***	.00	***	.00	***	.01	.02

Net asset value, end of period	$9.21		$9.48		$8.23		$9.03	$10.13

Total Return (%)	1.45	[f]**	25.21		.79	[e]	(1.76)	2.89[f]	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46		40		15		11	2
Ratio of expenses before expense reductions (%)	1.11	*	.95		.91		.95	.94	*
Ratio of expenses after expense reductions (%)	1.11	[g]*	.95		.91		.95	.93	*
Ratio of net investment income (%)	8.68	*	8.78		10.09		9.32	11.18	*
Portfolio turnover rate (%)	165	*	173		117		61	63

[a]	For the six months ended July 31, 2004 (Unaudited).
[b]	As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[c]	For the period from October 2, 2000 (commencement of operations of Class AARP shares) to January 31, 2001.
[d]	Based on average shares outstanding during the period.
[e]	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[f]	Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
[g]	The ratio of expenses excluding interest expense was .96% for the period ended July 31, 2004.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

23

Class S

Years Ended January 31,	2004[a]		2004		2003		2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$9.41		$8.18		$9.00		$10.12	$11.36	$12.40

Income (loss) from investment operations:
Net investment income[c]	.40		.77		.84		.88	1.10	1.16
Net realized and unrealized gain (loss) on investment transactions	(.26)		1.21		(.83)[d]		(1.09)	(1.23)	(1.06)

Total from investment operations	.14		1.98		.01		(.21)	(.13)	.10

Less distributions from:
Net investment income	(.40)		(.75)		(.83)		(.92)	(1.12)	(1.15)
Redemption fees	.00	[e]***	.00	***	.00	***	.01	.01	.01

Net asset value, end of period	$9.15		$9.41		$8.18		$9.00	$10.12	$11.36

Total Return (%)	1.46	[e,f]**	25.25		.56	[d]	(1.97)	(.84)[f]	1.04 [f]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115		115		97		117	127	153
Ratio of expenses before expense reductions (%)	1.12	*	.95		.91		.95	1.18 [g]	1.09
Ratio of expenses after expense reductions (%)	1.11	[h]*	.95		.91		.95	.82 [g]	.75
Ratio of net investment income (%)	8.67	*	8.78		10.09		9.32	10.61	9.68
Portfolio turnover rate (%)	165	*	173		117		61	63	53

[a]	For the six months ended July 31, 2004 (Unaudited).
[b]	As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[c]	Based on average shares outstanding during the period.
[d]	Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds
[e]	Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
[f]	Total return would have been lower had certain expenses not been reduced.
[g]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.14% and .80%, respectively.
[h]	The ratio of expenses excluding interest expense was .97% for the period ended July 31, 2004.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

24

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Income Opportunity Fund (the “Fund”), is a diversified series of Scudder Portfolio Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of securities denominated in foreign currencies on loan. The Fund may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

25

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $60,876,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($1,949,000), January 31, 2008 ($7,098,000), January 31, 2009 ($13,824,000), January 31, 2010 ($13,608,000), January 31, 2011 ($21,052,000) and January 31, 2012, ($3,345,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations imposed by Section 3842-384 of the Internal Revenue Code.

In addition, from November 1, 2003 through January 31, 2004, the Fund incurred approximately $303,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment securities transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

26

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended July 31, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $159,883,653 and $164,383,091, respectively. Purchases and sales of US Treasury obligations aggregated $558,713 and $1,804,679, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund’s average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, 0.525% of the next $500,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended July 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.60% of the Fund’s average daily net assets.

For the six months ended July 31, 2004, the Advisor has agreed to reimburse the Fund $710 for service provider expenses.

Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.325%, 0.375%, 0.350%, 0.30% and 0.30% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.05% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, organizational and offering expenses).

In addition, for the period April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.00% for Class A, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, organizational and offering expenses).

27

For the period February 1, 2004 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$8,906
Class B	7,453
Class C	2,643
Class AARP	19,838
Class S	54,778

$93,618

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation (“SSC”), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. (“DST”), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through July 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not imposed	Unpaid at July 31, 2004
Class A	$8,352	$1,228	$7,124
Class B	8,539	2,306	6,233
Class C	2,928	298	2,630
Class AARP	16,702	—	16,702
Class S	49,537	4,932	44,605

	$86,058	$8,764	$77,294

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through July 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $62,220, all of which is unpaid at July 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended July 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2004
Class B	$40,310	$5,938
Class C	17,382	3,552

	$57,692	$9,490

28

In addition SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For six months ended July 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2004	Effective Rate
Class A	$19,520		$3,413.23%
Class B	13,418		2,100.25%
Class C	5,772		1,184.25%

	$38,710		$6,697

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2004 aggregated $5,146. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended July 31, 2004.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the the six months ended July 31, 2004, the CDSC for Class B and Class C shares aggregated $10,001 and $1,762, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended July 31, 2004 SDI received no payments.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the six months ended July 31, 2004, the custodian fees were reduced by $1,279 for custodian credits earned.

29

F. Forward Foreign Currency Commitments

As of July 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver	In Exchange For	Settlement Date	Unrealized Appreciation (US$)
EUR 3,126,349	USD 3,827,115	9/15/2004	72,940

G. Credit Facility

The Fund entered into a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Fleet National Bank not to exceed $35,000,000 at any one time and which is available until June 29, 2004. Effective June 30, 2004, the credit facility was increased to $43,000,000 which is available until June 29, 2005. The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. The Fund may borrow up to a maximum of 20% of its net assets under the agreement.

At July 31, 2004, interest expense incurred on the borrowings amounted to $136,794 for the six months ended July 31, 2004. The average dollar amount of the borrowings was $13,099,383 and the weighted average interest rate on these borrowings was 1.696%.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended July 31, 2004		Year Ended January 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,113,743	$10,208,964	1,805,244	$15,998,541
Class B	109,842	1,014,409	689,833	6,041,307
Class C	195,700	1,790,219	440,754	3,914,573
Class AARP	1,369,835	12,726,659	2,856,972	25,458,994
Class S	1,563,361	14,350,296	2,561,791	22,657,536

		$40,090,547		$74,070,951

Shares issued to shareholders in reinvestment of distributions
Class A	46,622	$427,512	78,603	$694,304
Class B	23,643	216,816	52,543	461,763
Class C	11,560	106,027	17,853	157,143
Class AARP	99,174	914,990	132,973	1,183,975
Class S	324,360	2,972,669	623,287	5,467,934

		$4,638,014		$7,965,119

Shares redeemed
Class A	(1,072,511)	$(9,864,023)	(1,299,789)	$(11,341,053)
Class B	(468,002)	(4,288,636)	(490,047)	(4,371,955)
Class C	(112,083)	(1,024,407)	(272,003)	(2,396,469)
Class AARP	(605,242)	(5,596,153)	(585,358)	(5,219,899)
Class S	(1,518,146)	(13,968,467)	(2,820,409)	(24,666,037)

		$(34,741,686)		$(47,995,413)

Redemption fees		$61,532		$50,177

Net increase (decrease)
Class A	87,854	$772,453	584,058	$5,351,792
Class B	(334,517)	(3,057,411)	252,329	2,131,115
Class C	95,177	871,839	186,604	1,675,247
Class AARP	863,767	8,072,765	2,404,587	21,448,525
Class S	369,575	3,388,761	364,669	3,484,155

		$10,048,407		$34,090,834

30

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

31

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SYOAX	SYOBX	SYOCX
CUSIP Number	811192-848	811192-830	811192-822
Fund Number	447	647	747

32

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S
Nasdaq Symbol	SHYIX	SHBDX
Fund Number	147	047

33

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor’s status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:

AARP Investment Program, Attention: Correspondence,

P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:

Scudder Investments, Attention: Correspondence,

P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:

Scudder Investments, Attention: Correspondence - Chicago

P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

34

Notes

35

Notes

36

Notes

37

Notes

38

Notes

39

PART C. OTHER INFORMATION

Item 15	Indemnification

Deutsche Asset Management, Inc. and Investment Company Capital Corp. (hereafter, “DeAM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeAM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeAM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeAM and the Registrant, then DeAM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeAM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and reasonable legal and other expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3 any loss or reasonable legal and other expenses incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeAM (or by a representative of DeAM acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeAM, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or reasonable legal and other expenses incurred by any Non-interested Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeAM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeAM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeAM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5. all liabilities and reasonable legal and other expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeAM prevails on the merits of any such dispute in a final, nonappealable court order.

DeAM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeAM.

Incorporated by reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement as filed with the Commission on March 1, 2004.

Item 16.	Exhibits

(1)	(a)	Agreement and Declaration of Trust dated September 13, 1993, as amended; [1]

	(b)	Certificate of Amendment dated May 13, 2003;[9]

(2)		Amended By-Laws of Registrant; [1]

(3)		Not applicable;

(4)		Form of Agreement and Plan of Reorganization; *

(5)	(a)	See Articles III, IV and V of the Agreement and Declaration of Trust (Exhibit (1)(a)) and Article II of the Amended By-Laws (Exhibit (1)(b));[1]

	(b)	Amended Rule 18f-3 Plan, dated June 23, 2003; [10]

(6)		(a) Subadvisory Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund;[2]

(b) Form of Investment Advisory Agreement between Deutsche Asset Management Investment Services Limited and the Registrant, on behalf of International Select Equity Fund and Emerging Markets Debt Fund, dated July 30, 2002;[7]

(c) Investment Advisory Agreement between Deutsche Asset Management, Inc. and Registrant, on behalf of Fixed Income Fund, Municipal Bond Fund, Short Duration Fund, Short-Term Municipal Bond Fund, High Income Plus Fund, Total Return Bond Fund, European Equity Fund, Micro Cap Fund, dated July 20, 2003;[9]

(d) Form of Amendment to Investment Sub-Advisory Agreement between Scudder Investment MG Trust, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited, on behalf of Scudder European Equity Fund;[10]

2

(7)	(a)	Distribution Agreement dated April 2, 2003 between Scudder Distributors, Inc. and Registrant on behalf of all of its series, dated August 19, 2002;[6]

	(b)	Appendix A to Distribution Agreement between Scudder Distributors, Inc. and Registrant dated July 28, 2003;[9]

(8)		Not applicable;

(9)	(a)	Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of all of its series;[2]

	(b)	Custody Agreement dated April 1, 2003 between State Street Bank and Trust Company and Registrant, on behalf of all its series; [9]

(10)		Distribution (Rule 12b-1) Plan(s), dated October 1, 2003; [8]

(11)	(a)	Opinion and consent of Willkie Farr & Gallagher LLP;**

	(b)	Opinion and consent of local counsel;**

(12)		Form of tax opinion and consent of Willkie Farr & Gallagher LLP;**

(13)	(a)	Administration Agreement dated as of August 27, 1998 between Deutsche Asset Management, Inc. and Registrant, on behalf of all of its series;[2]

	(b)	Transfer Agency Agreement dated December 16, 2002, between Scudder Investment Services Company and Registrant, on behalf of each of its series;[6]

	(c)	Termination of Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Registrant on behalf of all of its series;[5]

	(d)	Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond and Fixed Income;[4]

	(e)	Appendix A dated May 15, 2001 to Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of all its series;[10]

	(f)	Fund Accounting Agreement between Investment Company Capital Corp. and Scudder Fund Accounting Corp. dated June 3, 2002;[10]

	(g)	Expense Limitation Agreement dated March 1, 2004 between Deutsche Asset Management Inc. and Registrant, on behalf of each class of shares listed in Exhibit A;[9]

3

	(h)	Expense Limitation Agreement dated March 1, 2004 between Deutsche Asset Management Inc. and Registrant, on behalf of each class of shares listed in Exhibit A;[9]

	(i)	Expense Limitation Agreement dated March 1, 2004 between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares listed on Exhibit A;[10]

	(j)	Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI Financial Management Corporation;[3]

	(k)	Amended and Restated Service Plan, dated February 17, 2000;[10]

(14)		Consent of Independent Registered Public Accounting Firm;**

(15)		Not applicable;

(16)		Powers of Attorney;[12]

(17)		Letters of Indemnity to the Scudder Funds and Independent Directors/Trustees dated October 8, 2004.[11]

[1]	Incorporated by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (“Registration Statement”) as filed with the Securities and Exchange (“Commission”) on February 15, 1996.

[2]	Incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement as filed with the Commission on December 28, 1998.

[3]	Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement as filed with the Commission on February 11, 1997.

[4]	Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement as filed with the Commission on September 29, 2000.

[5]	Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement as filed with the Commission on February 28, 2002.

[6]	Incorporated by reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement as filed with the Commission on February 4, 2003.

[7]	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement as filed with the Commission on February 28, 2003.

[8]	Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement as filed with the Commission on October 1, 2003.

[9]	Incorporated by reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement as filed with the Commission on January 28, 2004.

[10]	Incorporated by reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement as filed with the Commission on February 27, 2004.

[11]	Incorporated by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement as filed with the Commission on December 3, 2004.

[12]	Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on February 18, 2005.

* Included as Exhibit A to Registrant’s Prospectus/Proxy Statement contained in Part A of this Registration Statement.

** Filed herewith.

4

Item 17	Undertakings

(1)    The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)    The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

5

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 28th day of March, 2005.

Scudder MG Investments Trust

By:	/s/ Julian Sluyters
Julian Sluyters
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Julian Sluyters	Chief Executive Officer and President	March 28, 2005
Julian Sluyters

/s/ Paul Schubert	Chief Financial Officer	March 28, 2005
Paul Schubert

/s/ Richard R. Burt*	Trustee	March 28, 2005
Richard R. Burt

/s/ S. Leland Dill*	Trustee	March 28, 2005
S. Leland Dill

/s/ Martin J. Gruber*	Trustee	March 28, 2005
Martin J. Gruber

/s/ Joseph R. Hardiman*	Trustee	March 28, 2005
Joseph R. Hardiman

/s/ Richard J. Herring*	Trustee	March 28, 2005
Richard J. Herring

/s/ Graham E. Jones*	Trustee	March 28, 2005
Graham E. Jones

/s/ Rebecca W. Rimel*	Trustee	March 28, 2005
Rebecca W. Rimel

/s/ Philip Saunders, Jr.*	Trustee	March 28, 2005
Philip Saunders, Jr.

/s/ William N. Searcy*	Trustee	March 28, 2005
William N. Searcy

/s/ William N. Shiebler*	Trustee	March 28, 2005
William N. Shiebler

*By:	/s/ Caroline Pearson
Caroline Pearson**
Assistant Secretary

**Attorney-in-fact pursuant to the powers of attorney.

SCUDDER MG INVESTMENTS TRUST

Exhibit Index

(11)(a)      Opinion and consent of Willkie Farr & Gallagher LLP

(11)(b)      Opinion and consent of local counsel

(12)           Form of tax opinion

(14)           Consents of Independent Registered Public Accounting Firm